As Filed With The Securities And Exchange Commission On February 28, 1996


                                                        Registration No. 2-19659

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      (X)

Pre-Effective Amendment No. __                                               ( )

Post-Effective Amendment No. 62                                              (X)


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              (X)

Amendment No.  37                                                            (X)

                        ASTRA STRATEGIC INVESTMENT SERIES
                 (formerly Pilgrim Strategic Investment Series)
                 ----------------------------------------------
                Exact Name of Registrant as Specified in Charter)


              750 B Street, Suite 2350, San Diego, California 92101

             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 219-1080

              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                               Palomba Weingarten
                           Atlas Holdings Group, Inc.
                             9595 Wilshire Boulevard
                                   Suite 1001
                         Beverly Hills, California 90212
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                            James F. Jorden, Esquire

                       Jorden Burt Berenson & Johnson LLP

                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                             Washington, D.C. 20007

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

X    immediately upon filing pursuant to paragraph (b) of Rule 485

__   on (date) pursuant to paragraph (b)(1)(v) of Rule 485

__   60 days after filing pursuant to paragraph (a)(1) of Rule 485

__   on (date) pursuant to paragraph (a)(1) of Rule 485
__   75 days after filing pursuant to paragraph (a)(2) of Rule 485
__   on (date) pursuant to paragraph (a)(2) of Rule 485


Registrant has elected to maintain an indefinite registration of its shares of beneficial interest (without par value) of each of its currently existing series under Rule 24f-2. Pursuant to paragraph (b)(1) of Rule 24f-2,. Registrant filed its Rule 24f-2 Notice for its fiscal year ended October 31, 1995 on December 27, 1995.


This Registration Statement has also been signed by Astra Institutional Securities Trust.

                        ASTRA STRATEGIC INVESTMENT SERIES
                       CONTENTS OF REGISTRATION STATEMENT


This post-effective amendment shall not supercede or effect this Registration Statement as it applies to Astra Adjustable Rate Securities Trusts (formerly Pilgrim Adjustable Rate Securities Trusts) I, I-A, II and IV.


This Registration Statement consists of the following papers and documents:

o    Cover Sheet

o    Contents of Registration Statement

o    Cross Reference Sheet


o    Part A - Astra Adjustable U.S. Government Securities Trust I prospectus
              Astra Adjustable U.S. Government Securities Trust I-A and II
               prospectus


              Astra Adjustable U.S. Government Securities Trust IV prospectus


o    Part B - Statements of Additional Information for:
              Astra Adjustable U.S.
              Government Securities Trust I
              Astra Adjustable U.S. Government Securities Trusts I-A and II


              Astra Adjustable U.S. Government Securities Trust IV

o    Part C - Other Information

o    Signature Pages

o    Exhibits

                        ASTRA STRATEGIC INVESTMENT SERIES

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET

           N-1A                                                        Location in
         Item No.                                                      Registration Statement
         --------                                                      ----------------------
                   Part A: Information Required In Prospectus
                   ------------------------------------------
 1.      Cover Page                                                    Cover Page

 2.      Synopsis                                                      Key Features

 3.      Condensed Financial Information                               Financial Highlights

 4.      General Description                                           The Trust's Investment Objective;
         of Registrant                                                 The Astra Group; General Information

 5.      Management of the Fund                                        The Astra Group; Management Fees;
                                                                       Administrative Fees; Distribution Plans

 6.      Capital Stock and Other                                       General Information
         Securities

 7.      Purchase of Securities                                        How to Buy Shares of the Trust;
         Being Offered                                                 Shareholder Services and Privileges

 8.      Redemption or Repurchase                                      How to Redeem Shares of the Trust

 9.      Pending Legal Proceedings                                     Not Applicable


                                         Part B:  Information Required In
                                        Statement of Additional Information
                                        -----------------------------------

10.      Cover Page                                                    Cover Page

11.      Table of Contents                                             Table of Contents

12.      General Information and History                               General Information and History

13.      Investment Objectives and Policies                            Investment Objective and Policies;
                                                                       Investment Restrictions

14.      Management of the Registrant                                  Trustees and Officers; Management of
                                                                       the Trust and the Portfolio

15.      Control Persons and Principal                                 Trustees and Officers; Management of
         Holders of Securities                                         the Trust and Portfolio


           N-1A                                                        Location in
         Item No.                                                      Registration Statement
         --------                                                      ----------------------
                                         Part B:  Information Required In
                                        Statement of Additional Information
                                        -----------------------------------
16.      Investment Advisory and                                       Management of the Trust and the
         Other Services                                                Portfolio; General Information

17.      Brokerage Allocation                                          Execution of Portfolio Transactions

18.      Capital Stock and Other                                       General Information
         Securities

19.      Purchase, Redemption and                                      Additional Purchase and Redemption
         Pricing of Securities Being                                   Information; Price of the Shares is
         Offered                                                       Determined Daily; Shareholder Services and Privileges

20.      Tax Status                                                    Federal Tax Treatment of
                                                                       Dividends and Distributions

21.      Underwriters                                                  General Information

22.      Calculation of Performance Data                               Investment Return Information

23.      Financial Statements                                          Not Applicable


                                            Part C:  Other Information
                                            --------------------------

24.      Financial Statements and Exhibits                             Financial Statements and Exhibits

25.      Persons Controlled by or Under                                Persons Controlled by or Under
         Common Control                                                Common Control

26.      Number of Holders of Securities                               Number of Holders of Securities

27.      Indemnification                                               Indemnification

28.      Business and Other Connections                                Business and Other Connections of
         of Investment Adviser                                         Investment Adviser

29.      Principal Underwriters                                        Principal Underwriters

30.      Location of Accounts and Records                              Location of Accounts and Records

31.      Management Services                                           Management Services

32.      Undertakings                                                  Undertakings

                                     PART A

[LOGO]                                                                Prospectus

               Astra Adjustable U.S. Government Securities Trust I
     750 B Street, Suite 2350, San Diego, California 92101 o 1-800-219-1080
--------------------------------------------------------------------------------
                      o How the Trust Works     Page 6
                      o Shareholder's Guide     Page 21
--------------------------------------------------------------------------------
Astra Adjustable U.S. Government Securities Trust I (the "Trust") is a non-diversified series of Astra Strategic Investment Series ("ASIS"), an open-end management investment company (mutual fund). The investment objective of the Trust is to seek high current income consistent with low volatility of principal. THE TRUST, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY WHICH IS A NON-DIVERSIFIED SERIES OF ASTRA INSTITUTIONAL SECURITIES TRUST ("AIST") WITH THE SAME INVESTMENT OBJECTIVE AS THE TRUST. AS A RESULT, THE INVESTMENT EXPERIENCE OF THE TRUST WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS UNIQUE INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS CONCEPT, SEE "HOW THE TRUST WORKS--SPECIAL INFORMATION REGARDING THE TRUST'S STRUCTURE." The Portfolio seeks to achieve its investment objective by investing at least 65% of its assets in adjustable rate mortgage securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The Portfolio invests the remainder of its assets generally in mortgage securities issued or sponsored by commercial banks, savings and loan associations, mortgage bankers or other financial institutions, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities"). The portion of assets invested in Subordinated Residential Mortgage Securities may entail greater risk than the portion invested in senior Mortgage Securities or U.S. Government Mortgage Securities.

The Trust believes that by Investing in the Portfolio which invests primarily in mortgage securities which have variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest. In addition, by selectively investing a portion of its assets in Multi-Class Residential Mortgage Securities, the Portfolio will seek to achieve a higher yield than that of traditional mutual funds which invest primarily or exclusively in U.S. Government Mortgage Securities. There can, of course, be no assurance that the Trust's objective will be attained.

The Trust offers shares that may be purchased only through the exchange of shares of Astra Adjustable Rate Securities Trust I and Astra Short-Term Multi-Market Income Fund II, the transfer of dividends from other Astra Group Funds or the reinstatement of Shares of the Trust previously redeemed as outlined below under "Reinstatement Privilege" at a price equal to their net asset value per share and imposes a contingent deferred sales charge which will be assessed on most redemptions made within four years of purchase. The Trust incurs, subject to certain limitations, an annual distribution fee of 1.00% of its average daily net assets.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.


This Prospectus must be delivered to the investor prior to consummation of sale. This Prospectus sets forth concisely information about the Trust that prospective investors should know before investing. It should be retained for future reference. A Statement of Additional Information relating to the Trust, dated February 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge upon request to the Trust at the address or telephone number above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 28, 1996

     TABLE OF CONTENTS
------------
                                                                            PAGE
                                                                            ----
Key Features                                                                   2
--------------------------------------------------------------------------------
Special Information Regarding the Trust's Structure                            6
--------------------------------------------------------------------------------
The Trust's Investment Objective                                               7
--------------------------------------------------------------------------------
Distributions and Taxes                                                       20
--------------------------------------------------------------------------------
How to Buy Shares of the Trust                                                21
--------------------------------------------------------------------------------
How to Redeem Shares of the Trust                                             22
--------------------------------------------------------------------------------
Shareholder Services and Privileges                                           24
--------------------------------------------------------------------------------
Expedited Redemption and Telephone Exchange Information                       25
--------------------------------------------------------------------------------
How the Trust Values Its Shares                                               26
--------------------------------------------------------------------------------
The Astra Group                                                               27
--------------------------------------------------------------------------------
Portfolio Management                                                          28
--------------------------------------------------------------------------------
Management Fees                                                               28
--------------------------------------------------------------------------------
Administrative Fees                                                           28
--------------------------------------------------------------------------------
Distribution Plan                                                             29
--------------------------------------------------------------------------------
General Information                                                           31
--------------------------------------------------------------------------------
Additional Account Privileges                                                 33
--------------------------------------------------------------------------------

     KEY FEATURES
------------
     WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?

The investment objective of the Trust is to seek a high level of current income consistent with low volatility of principal. See "The Trust's Investment Objective" for a discussion of current adverse market conditions and the effect of redemption requests on yield.

The Trust seeks to achieve its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective as that of the Trust. Since the investment characteristics of the Trust will correspond to those of the Portfolio, this Prospectus discusses the various investments of and techniques employed by the Portfolio.

     LESS FLUCTUATION IN NET ASSET VALUE


At least 65% of the Portfolio's assets are invested in adjustable rate mortgage securities ("ARMS") representing an interest in mortgages, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The adjustable rate feature of the underlying mortgages to these instruments generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. The Portfolio expects that the adjustable rate feature of the U.S. Government Mortgage Securities will help the Portfolio achieve lower volatility of principal than a long-term bond fund whose portfolio instruments have a fixed rate of interest. The Portfolio only invests in those mortgage securities with underlying mortgages representing first liens on the properties securing such mortgages. See "U.S. Government Mortgage Securities," "Adjustable Rate Mortgage Securities" and "Illiquid Securities."

The performance of the Trust has been negatively affected by adverse conditions in the market for ARM securities. Because of rising interest rates and declining bond prices, combined with negative publicity on the mortgage securities market and the higher than expected price volatility experienced with many derivative mortgage-backed securities, mortgage funds industry-wide have experienced heavy redemptions. As a result, many ARM funds have been forced to liquidate ARM securities in order to meet redemption requests. This has resulted in an increased supply of ARM securities in the market, bringing about wider spreads over the relevant indices and reduced prices. Moreover, adverse market conditions have resulted in a decrease in the value of certain ARM securities of the type in which the Trust has invested. Further fluctuations in net asset value may occur as a result of such factors as deteriorating or improving market conditions and liquidity and credit experience of portfolio securities. See "Illiquid Securities."

     HIGH CURRENT INCOME

The remainder of the Portfolio's assets are invested in residential mortgage securities collateralized by pools of single family, multi-family and mobile home park residential mortgages issued or sponsored by financial institutions such as commercial banks, savings and loan associations and mortgage bankers, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities"). A substantial portion of the Portfolio's investment in Multi-Class Residential Mortgage Securities is expected to be Multi-Class Residential Mortgage Securities that are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior securities ("Subordinated Residential Mortgage Securities"). By investing in Subordinated Residential Mortgage Securities, the Portfolio seeks to increase yield to shareholders. The Portfolio seeks to limit the risks presented by such instruments by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it may acquire. The Portfolio purchases Subordinated Residential Mortgage Securities when, in the view of the Portfolio's investment manager, Astra Management Corporation ("AMC" or the "Manager"), the potential for a higher marginal yield on such instruments outweighs any additional risk presented by the instruments. See "Multi-Class Residential Mortgage Securities."


The Trust has experienced a significant increase in the rate of redemptions. As a result, the Portfolio has increasingly been managed to provide adequate cash reserves to satisfy redemption requests, resulting in a decreased ability to seek high current income with low volatility of principal, which is the Trust's fundamental investment objective. Investing a larger percentage of portfolio assets in cash and short-term instruments results in lower yields than those typically received on investments in mortgage securities. See "Illiquid Securities."


     HOW DO I BUY AND SELL (REDEEM) MY SHARES OF THE TRUST?

Shares of the Trust are available through the Exchange Privilege, through the transfer of dividends or through the reinstatement of shares of the Trust previously redeemed at the net asset value per share. The minimum initial investment is $5,000 ($2,000 for IRAs). Shares of the Trust are redeemable at the net asset value per share on any business day, reduced by the amount of any applicable contingent deferred sales charge. Payments to you can be made either through brokers, directly to you, or to your designated bank. In addition, for the convenience of shareholders, the Trust provides certain shareholder services and privileges which may be suited to your particular investment needs. See "Shareholder's Guide."

     WHEN DO I RECEIVE INCOME?

You may elect to receive monthly dividends from net investment income in cash or have them reinvested in additional shares at net asset value. See "Choosing a Distribution Option."

     WHO IS ASTRA GROUP?

Astra Management Corporation ("AMC"), the Portfolio's investment manager, and Astra Fund Distributors Corp. (the "Distributor"), the Trusts' principal underwriter, are part of Atlas Holdings Group, Inc. ("Atlas Group"), a financial services holding company that provides financial services to mutual funds. Atlas Group has total combined assets under management of approximately $200 million. AMC and the Distributor are part of the umbrella name "Astra Group."

     FEE TABLE

The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Trust (including costs and expenses charged by both the Trust and the Portfolio). The percentages shown below expressing Annual Trust Operating Expenses are based on actual amounts incurred by the Trust for the fiscal year ended October 31, 1995.


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price) .................................   NONE
  Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price) .................................   NONE
  Deferred Sales Charge
   1st year ............................................................      4%
   2nd year ............................................................      3%
   3rd year ............................................................      2%
   4th year ............................................................      1%
   5th year and thereafter .............................................      0%
  Redemption Fees ......................................................   NONE

ANNUAL TRUST OPERATING EXPENSES
(As a Percentage of Average Net Assets)
   Management Fees (See  "Management Fees")* ...........................   0.55%
   12b-1 Fees (See  "Distribution Plan")** .............................   1.00%
   Administration Fees (See  "Administration Fees")* ...................   0.10%
   Other Expenses ......................................................   0.76%
                                                                           ----
   Total Trust Operating Expenses*** ...................................   2.41%
                                                                           ====

----------

  * AMC, the Portfolio's investment manager and Atlas Group, the Trust's administrator, have agreed to reduce respective management and/or administrative fees to the extent necessary to ensure that the total operating expenses of the Trust and the Portfolio are not higher than what the Trust's total operating expenses would have been under the terms of AMC's prior management agreement with the Trust.

 ** As a result of 12b-1 fees, a long-term shareholder in the Trust may pay more than the economic equivalent of the maximum sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. The Distribution Plan for the Trust provides for, among other things, the payment of interest at a specified rate on the balance of unreimbursed distribution expenses. Please see "Distribution Plan" at page 29.

*** More complete descriptions of the following expenses are set forth on the following pages: (i) Management Fees--page 28, (ii) 12b-1 Fees--pages 29-31 and (iii) Administrative Fees--page 28.

EXAMPLE

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the Trust would have paid transaction and operating expenses at the end of each year as follows:

            1 YEAR       3 YEARS           5 YEARS      10 YEARS
            ------       -------           -------      --------
             $65           $95              $129          $276

You would pay the following expenses on the same investment assuming no redemption.

            1 YEAR       3 YEARS          5 YEARS      10 YEARS
            ------       -------           -------      --------
             $25          $75               $129          $276

This Example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those shown. The foregoing table has not been audited by Tait, Weller & Baker, the Trust's independent certified public accountants.

     FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following financial highlights relating to the Trust have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995 and is incorporated by reference in this Prospectus. A copy of the Trust's Annual Report to Shareholders may be obtained without charge by contacting the Trust's Shareholder Servicing Agent at (800) 441-7267.

                                                                  YEAR ENDED OCTOBER 31,              FEBRUARY 21, 1991*
                                                    ------------------------------------------------         to
                                                     1995          1994          1993          1992     OCTOBER 31, 1991
                                                    -------      --------     --------       -------  -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............  $ 6.370       $ 7.150      $ 7.290        $ 7.370       $ 7.350
                                                    -------      --------     --------       --------      --------
Income (loss) from investment operations--
 Net investment income ...........................    0.246(c)      0.270        0.364          0.850         0.400
 Net realized and unrealized gain (loss)
  on investments .................................   (0.745)(c)    (0.715)      (0.055)         0.007         0.030
                                                    -------      --------     --------       --------      --------
   Total from investment operations ..............   (0.499)       (0.445)       0.309          0.857         0.430
                                                    -------      --------     --------       --------      --------
LESS DISTRIBUTIONS--
 Distributions from net investment income ........    0.254         0.321        0.418          0.850         0.400
 Distributions from paid-in capital ..............    0.037         0.014        0.031          0.087         0.010
                                                    -------      --------     --------       --------      --------
   Total distributions ...........................    0.291         0.335        0.449          0.937         0.410
                                                    -------      --------     --------       --------      --------
Net asset value, end of period ...................  $ 5.580       $ 6.370      $ 7.150        $ 7.290       $ 7.370
                                                    =======      ========     ========       ========      ========
TOTAL RETURN (d) .................................    (8.28)%       (6.43)%       4.34%          6.55%         8.79%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .........  $94,914      $309,385     $675,810       $783,527      $385,195
Ratio to average net assets--
 Expenses ........................................     1.55%(b)      1.22%(b)     1.29%(b)       1.32%(b)      1.88%(a)
 Net investment income ...........................     4.28%         3.92%        4.91%          6.57%         7.43%(a)
Portfolio turnover rate ..........................        3%            3%           3%             8%          107%

----------

  *  Commencement of operations.
(a)  Annualized.
(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61% and 0.64%(a), respectively, of expenses of the Portfolio, which reduced dividends paid to Trust I.
(c)  Based upon average shares outstanding throughout the period.
(d)  Calculated without the deduction of sales charges.

Further information about the Trust's performance is contained in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which may be obtained by shareholders without charge.

                               HOW THE TRUST WORKS

     SPECIAL INFORMATION REGARDING THE TRUST'S STRUCTURE
------------------
The investment objective of the Trust is to seek a high level of current income consistent with low volatility of principal. The Trust's investment objective is fundamental and may not be changed without shareholder approval. The Trust pursues its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as that of the Trust. Since the investment characteristics of the Portfolio correspond to those of the Trust, the following includes discussion of the various investments of and techniques employed by the Portfolio. The Trust may withdraw its investment in the Portfolio at any time without shareholder approval if the Board of Trustees of ASIS decides that it is in the best interest of the Trust to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including the investment of the assets of the Trust in another registered investment company having the same investment objective as the Trust or the retention of an investment adviser to manage the Trust's assets in accordance with its investment objective. The investment objective of the Trust and the Portfolio can only be changed with shareholder approval. Written notice shall be provided to shareholders of the Trust at least thirty days prior to any changes in the Trust's or the Portfolio's investment objective. If the objective of the Portfolio changes and the shareholders of the Trust do not approve a parallel change in the Trust's investment objective, the Trust would seek an alternative investment vehicle or directly retain its own investment adviser. There can be, of course, no assurance that the Trust's and the Portfolio's objective will be achieved.

Investors should be aware that the Trust, unlike mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company, as previously described. The fundamental and non-fundamental investment restrictions of the Trust are identical to those of the Portfolio. The Trustees of ASIS believe that by investing all of its investable assets in the Portfolio, the Trust expects to be in a position to realize directly or indirectly certain economies of scale, in that a large investment portfolio may achieve a lower ratio of operating expenses to net assets. Since the Trust will invest only in the Portfolio, the Trust's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Pilgrim Group Inc., Astra's predecessor, had sponsored traditionally structured funds and, therefore, Astra has limited experience with funds that invest all of their assets in a separate portfolio.

In addition to selling its interests to the Trust, the Portfolio may sell its interests to other affiliated or non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the Trust and may charge different sales commissions. Therefore, investors in the Trust may experience different returns from investors in another investment company which invests exclusively in the Portfolio. As of the date of this Prospectus, in addition to the Trust, Astra Adjustable U.S. Government Securities Trust I-A, II and IV also invest exclusively in the Portfolio. In addition, the Portfolio may offer beneficial interests to other institutional investors in the future. Information regarding these other Trusts is available by calling the Trust's Shareholder Servicing Agent at(800) 441-7267.


Investors in the Trust should be aware that the Trust's Investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Trust could have effective voting control over the operation of the Portfolio. Certain changes in the Portfolio's fundamental objectives, policies and restrictions could require the Trust to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio.

Should such a distribution occur, the Trust could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Trust and could effect adversely the liquidity of the Trust.

See "Management Fees," "Administrative Fees" and "Distribution Plan" for a complete description of the management and other expenses associated with the Trust's investment in the Portfolio.

     THE TRUST'S INVESTMENT OBJECTIVE
----------------
The investment objective of the Trust is to seek a high level of current income consistent with low volatility of principal. The Trust pursues its investment objective by investing in the Portfolio which has the same investment objective as that of the Trust. The Portfolio invests at least 65% of its total assets in adjustable rate U.S. Government Mortgage Securities. The Portfolio invests the remainder of its assets in Multi-Class Residential Mortgage Securities. Multi-Class Residential Mortgage Securities are issued or sponsored by commercial banks, savings and loan associations or other financial institutions, have no governmental guarantee and are senior or subordinated to other mortgage securities arising out of the same pool of mortgages. The Portfolio expects that a substantial portion of its investment in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities. The mortgage securities in which the Portfolio invests represent a participation in mortgage loans secured by property consisting of single family and multi-family residential property. The Portfolio only invests in those mortgage securities with underlying mortgages representing first liens on the properties securing such mortgages. There is, of course, no assurance that the Portfolio's objective will be achieved.

DUE TO INCREASINGLY ADVERSE MARKET CONDITIONS FOR ADJUSTABLE RATE MORTGAGE SECURITIES, INCLUDING SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES, THE PORTFOLIO HAS EXPERIENCED A NET REDUCTION IN THE VALUES OF THE SECURITIES IT HOLDS. ALTHOUGH THE MANAGER BELIEVES THAT UNDER NORMAL MARKET CONDITIONS THE PORTFOLIO'S INVESTMENT OBJECTIVE CAN BE ACHIEVED, THERE CAN BE NO ASSURANCE THAT THE ADVERSE MARKET CONDITIONS WILL NOT CONTINUE. IN ADDITION, AS THE TRUST HAS EXPERIENCED AN INCREASE IN THE RATE OF REDEMPTIONS, CASH AND CASH EQUIVALENTS HAVE BEEN MAINTAINED IN ORDER TO MEET SUCH REDEMPTIONS, WHICH HAS HAD THE EFFECT OF REDUCING YIELD. THE MANAGER INTENDS TO MAINTAIN THIS POSITION UNTIL SUCH TIME AS THE MARKET FOR ADJUSTABLE RATE MORTGAGE SECURITIES NORMALIZES AND REDEMPTION RATES STABILIZE.

Traditionally, the mortgage securities in which most mutual funds invested were exclusively U.S. Government Mortgage Securities representing interests in pools of fixed rate mortgages. The Portfolio believes that by investing primarily in mortgage securities which have variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest. Unlike fixed-rate mortgages which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally is able to reinvest such amounts in securities with a higher current rate of return. However, the Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Portfolio would likely decrease. Also, the Portfolio's net asset value could vary due to market yield changes during interim periods between coupon reset dates, which typically range from one month to five years. Furthermore, during periods of declining interest rates, income to the Portfolio derived from ARMS will decrease in contrast to the income on fixed rate mortgages which will remain constant. In addition, ARMS also have less potential for appreciation in value when interest rates decline than do fixed rate investments which tend to increase in value as interest rates decline. See "U.S. Government Mortgage Securities," "Characteristics of the Adjustable Rate Mortgage Securities In Which The Portfolio Invests" and "Illiquid Securities."

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Multi-Class Residential Mortgage Securities may constitute up to 35% of the
Portfolio's assets. Unlike U.S. Government Mortgage Securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies or instrumentalities. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. Government Mortgage Securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government.


The Portfolio expects that a substantial portion of its assets invested in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities. Subordinated Residential Mortgage Securities are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage securities. Accordingly, losses on the underlying mortgage loans are generally borne by the holders of Subordinated Residential Mortgage Securities before they are borne by the holders of more senior mortgage securities arising out of the same pool. The holders of Subordinated Residential Mortgage Securities are therefore compensated with a higher stated yield than are the holders of more senior Multi-Class Residential Mortgage Securities. The return on Subordinated Residential Mortgage Securities is decreased by any loss incurred pursuant to the terms of the Subordinated Residential Mortgage Security.

A Multi-Class Residential Mortgage Security that is senior to a Subordinated Residential Mortgage Security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after any subordinated interests have been exhausted pursuant to the terms of the Subordinated Residential Mortgage Security. See "Multi-Class Residential Mortgage Securities." The primary credit risk to the Portfolio by investing in Subordinated Residential Mortgage Securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a Subordinated Residential Mortgage Security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses. The senior Multi-Class Residential Mortgage Securities in which the Portfolio invests are rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service. The Subordinated Residential Mortgage Securities in which the Portfolio invests are generally unrated and the Manager is not in the business of determining credit ratings. However, the Manager believes that the Subordinated Residential Mortgage Securities in which the Portfolio invests generally present credit risks similar to that of corporate debt securities rated "BBB" or "Baa" by Standard and Poor's Corporation or Moody's Investors Service, respectively, although it notes that certain recently rated "BBB" mortgage securities have a loss protection somewhat greater and a yield somewhat lower than the Subordinated Residential Mortgage Securities in which the Portfolio typically invests.

Debt rated "BBB" by Standard & Poor's Corporation is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Debt rated "Baa" by Moody's Investors Service is considered a medium grade obligation; i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Manager seeks to limit the risks presented by Subordinated Residential Mortgage Securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and Subordinated Residential Mortgage Securities. The Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying Subordinated Residential Mortgage Securities. Each

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

pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire Subordinated Residential Mortgage Securities where, in the view of the Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Manager seeks to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for Subordinated Residential Mortgage Securities.

The Trust and the Portfolio are registered as a "non-diversified" investment company. Nevertheless, in accordance with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, the Trust and the Portfolio may not purchase the securities of any one issuer if, as a result of such purchase, more than 5% of the Trust's or the Portfolio's total assets would be invested in the securities of such issuer at the end of any fiscal quarter, except that with respect to 50% of the Trust's or the Portfolio's total assets, the Trust or the Portfolio may invest up to 25% of its total assets in the securities of any one issuer. Securities of the U.S. Government and securities of other regulated investment companies are not subject to any investment limitations. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Portfolio's investments will be more affected by any single adverse economic, political or regulatory occurrence than will a diversified investment company.

The Portfolio intends to concentrate its investments in the asset-backed securities industry. This means that at least 25% of the Portfolio's investments will be in companies which issue asset-backed securities, such as Multi-Class Residential Mortgage Securities and residential mortgage loan pools. However, due to adverse economic conditions or for defensive purposes, the Portfolio may temporarily have less than 25% of the total value of its assets in that industry. The Portfolio will follow this policy at all times because it is fundamental and may not be changed without a majority vote of the Portfolio's shares.

The Portfolio may from time to time borrow money for the purpose of acquiring additional portfolio investments. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income per share. Any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. See "Borrowing."

U.S. GOVERNMENT MORTGAGE SECURITIES

The largest issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates mortgage securities from pools of U.S. Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally-insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

The mortgage securities either issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA, FHLMC, or FNMA fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government Mortgage Securities with comparable maturities. The Portfolio intends to invest in U.S. Government Mortgage Securities which are ARMS (see "Characteristics of the Adjustable Rate Mortgage Securities in Which the Portfolio Invests").

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MULTI-CLASS RESIDENTIAL MORTGAGE SECURITIES

Multi-Class Residential Mortgage Securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as commercial banks, savings and loan associations and mortgage bankers. Unlike U.S. Government Mortgage Securities, such as those issued by GNMA, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies or instrumentalities. The yields on Multi-Class Residential Mortgage Securities, however, have been historically higher than the yields on U.S. Government Mortgage Securities. The Multi-Class Residential Mortgage Securities in which the Portfolio invests may be ARMS.

Multi-Class Residential Mortgage Securities are issued with one or more classes subordinate in a specified manner as to the payment of principal and interest. As a result, losses on the underlying mortgage loans are borne by the holders of the Subordinated Residential Mortgage Securities before the holders of more senior mortgage securities. Accordingly, the stated yield of Subordinated Residential Mortgage Securities is greater than that of more senior Multi-Class Residential Mortgage Securities arising out of the same pool. The return on Subordinated Residential Mortgage Securities is, in turn, decreased by any realized losses incurred pursuant to the terms of the Subordinated Residential Mortgage Security. While the Portfolio invests in both senior Multi-Class Residential Mortgage Securities and Subordinated Residential Mortgage Securities, the Portfolio expects that at least a substantial portion of its investment in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities.

Multi-Class Residential Mortgage Securities represent a beneficial interest in a pool of mortgage loans typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party who is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, who may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans. (See the Statement of Additional Information for further discussion of these matters.)

A type of Subordinated Residential Mortgage Security is sometimes called a "Special Hazard Certificate." With these securities, a holder bears some or all losses resulting from special hazard losses to the property securing the mortgages underlying the other class or classes of Multi-Class Residential Mortgage Securities arising out of the same pool of mortgages. Special hazard risks may include damage to mortgage properties caused by earthquakes, landslides, vandalism, or other risks not covered by other requisite insurance policies.

The Portfolio seeks to limit the risks presented by Subordinated Residential Mortgage Securities by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it acquires. The Portfolio invests in Subordinated Residential Mortgage Securities when, in the judgment of the Manager, the difference in stated yield on Subordinated Residential Mortgage Securities over that of the senior mortgage securities exceeds the marginal risk assumed by the holders of the Subordinated Residential Mortgage Securities. "See Risks of Subordinated Residential Mortgage Securities."

The Portfolio seeks to purchase Multi-Class Residential Mortgage Securities with underlying mortgage loans secured by property located in geographic regions that present favorable economic conditions. In this regard, the Manager considers and analyzes residential housing trends, employment information, demographic data and other information it deems relevant in evaluating a geographic region.

The Portfolio may invest in Multi-Class Residential Mortgage Securities that represent an interest in mortgage pass-through securities.

CHARACTERISTICS OF THE ADJUSTABLE RATE
MORTGAGE SECURITIES IN WHICH THE PORTFOLIO INVESTS

General. ARMS are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. Mortgages which collateralize ARMS have become an increasingly important form of residential financing. Generally, ARMS are collateralized by mortgages that have a specified maturity date and which amortize principal much in the fashion of a fixed rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMS will behave like fixed rate mortgages in that current levels of prepayments of principal on the underlying mortgages could accelerate. Furthermore, during periods of declining interest rates, income to the Portfolio derived from ARMS will decrease in contrast to the income on fixed rate mortgages which will remain constant. In addition, ARMS also have less potential for appreciation in value when interest rates decline than do fixed rate investments which tend to increase in value as interest rates decline. However, one difference between mortgages which collateralize ARMS and fixed rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARMS' security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest rate that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to adjustable rate mortgages that the Portfolio's Manager believes make them attractive investments in seeking to accomplish the Portfolio's objective.

The market value of ARMS, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, ARMS, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income, which when distributed to shareholders, will be taxable as ordinary income.

The adjustable interest rate feature of the underlying mortgages generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Portfolio to fluctuate less dramatically than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate possibly resulting in a slightly lower net asset value until the coupon resets to market rates, which could take as long as one month to five years. Thus, investors could suffer some principal loss if they sold their shares of a Trust before the interest rates on the underlying mortgages held by the Portfolio are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Portfolio's net asset value will fluctuate as well. Since most mortgage securities in the Portfolio's portfolio will generally have annual reset caps of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term fixed-rate debt securities and consequently to decrease in value.

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

Historically, ARMS have had a higher default rate than fixed rate mortgages. Recently, however, most ARMS originators have changed their underwriting procedures to ensure that applicants qualify for their mortgage amounts based on the "fully indexed" interest rate of the mortgage. In the past, many originators would qualify applicants based on the initial interest rate of the mortgage (commonly called a "teaser rate") which in most instances was substantially lower than the "fully indexed" interest rate. This procedure resulted in higher default and delinquency rates for ARMS than for fixed rate mortgages once the mortgages adjusted up to the "fully indexed" interest rate. The Manager believes that the curtailment of this practice by most originators will, over time, lead to a substantial narrowing in the default rates between fixed and adjustable rate mortgages.

Caps and Floors. The underlying mortgages which collateralize the ARMS in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. Negative amortization occurs when a loan payment does not keep pace with interest rates and is less than the interest due for the time period covered by such payment. The result is that the amount of the deficiency is added to the unpaid principal balance on the loan, increasing the outstanding amount of the loan notwithstanding the fact that the amount due has been paid.

Resets. The interest rates paid on the ARMS in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolio may invest in collateralized mortgage obligations ("CMOs"). Collateralized mortgage obligations are debt obligations collateralized either by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs. CMOs may be issued by the U.S. Government, its agencies or instrumentalities or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of such entities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities, but they may also be collateralized by whole loans or private mortgage pass-through securities. CMOs purchased by the Portfolio will be, at the time of purchase, rated at least A by either Standard & Poor's Corporation or Moody's Investors Service, or, if unrated, such instruments will be, in the opinion of the Manager, of comparable quality to such securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs (other than any "principal-only" class) on a monthly, quarterly or semi-annual basis. The principal and

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

interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In a common structure, payments of principal (including any prepayments) on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES

The Portfolio may invest in stripped mortgage-backed securities ("SMBS"). Stripped mortgage-backed securities are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on both PO and IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. If the underlying Mortgage Assets of an IO class of SMBS experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category. SMBS experience greater volatility in market value than mortgage securities in general. SMBS purchased by the Portfolio will be, at the time of purchase, rated at least A by either Standard & Poor's Corporation or Moody's Investors Service, or, if unrated, such instruments will be, in the opinion of the Manager, of comparable quality to such securities.

The staff (the "staff") of the Securities and Exchange Commission (the "SEC") takes the position that SMBS issued by the U.S. Government or its agencies or instrumentalities which are backed by fixed-rate mortgages may be considered liquid securities as determined under guidelines and standards established by the Board of Trustees. The Staff considers SMBS not issued by the U.S. Government or its agencies or instrumentalities and SMBS not backed by fixed rate mortgages as illiquid securities. The Portfolio will treat these instruments as illiquid when testing its portfolio for compliance with the 15% limitation on illiquid investments. See "Illiquid Securities."

RISKS OF MORTGAGE SECURITIES

The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

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The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

RISKS OF SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES

Subordinated Residential Mortgage Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional debt securities and mortgage securities. In addition, while Subordinated Residential Mortgage Securities have a higher stated yield than traditional mortgage securities, holders of Subordinated Residential Mortgage Securities bear a greater risk of loss than do holders of senior or more traditional mortgage obligations. Such holders bear all or a portion of losses arising from the mortgage pool prior to senior holders bearing any such losses. The primary credit risk arising from a holder's subordination is the potential loss caused by a default on the part of the borrower of the mortgages securing the instrument. This risk is usually greater during a period of declining or stagnant real estate values. There may be certain costs and delays associated with foreclosure. There is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses, in which case the Portfolio may, depending on the nature of its subordination, suffer a loss equal to the difference between this amount and the liquidation proceeds. A Subordinated Residential Mortgage Security may provide that a holder bears a portion or all of the risk of such losses resulting from (i) the decrease in value of the property caused by special hazard risks and/or (ii) all other losses resulting from the default by a borrower. Accordingly, distributions on Subordinated Residential Mortgage Securities may be reduced by realized losses.

The Portfolio, however, seeks to limit the risks presented by such instruments by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it acquires and evaluating the likelihood of losses occurring. The Portfolio seeks opportunities to acquire Subordinated Residential Mortgage Securities where in the view of the Manager, the potential for a higher marginal yield on such instruments outweighs any additional risk presented by such instrument. In addition, the Manager seeks to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for Subordinated Residential Mortgage Securities. See "Illiquid Securities."

OTHER INVESTMENT POLICIES

Interest Rate Swaps and Hedging Transactions. The Portfolio may enter into various hedging transactions, such as engaging in interest rate swaps and interest rate futures transactions and purchasing and selling interest rate collars, caps and floors to protect against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of its portfolio. Hedging transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any hedging transaction is a function of market conditions. Further hedging transactions may be used by the Portfolio in the future as they are developed or deemed by the Board of Trustees of AIST to be appropriate, and to be in the best interest of investors in the Portfolio. The Portfolio intends to use these transactions as a hedge against interest rate fluctuations and not as speculative investments. The Portfolio reserves the right, but has no current intention, to engage in options and futures transactions other than futures transactions on interest rates.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The Portfolio will not enter into swaps, caps, collars or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Portfolio may enter into interest rate futures contracts to protect against fluctuations in interest rates effecting the value of debt securities that the Portfolio either holds or intends to acquire. The Portfolio will only enter into futures transactions on a national exchange. The Portfolio's use of such instruments will in all cases be consistent with the applicable regulatory requirements and, in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Portfolio must comply in order to avoid registration as a commodity pool operator under the Commodity Exchange Act and any applicable state law.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, AMC and the Portfolio believe such obligations do not constitute senior securities. The staff of the SEC is presently considering its position with respect to swaps, caps, collars and floors as senior securities. Pending a determination by the Staff, the Portfolio will either treat caps, collars and floors as being subject to its senior securities restrictions or will refrain from engaging in caps, collars and floors. Once the Staff has expressed a position with respect to swaps, caps, collars and floors, the Portfolio intends to engage in swaps, caps, collars and floors, if at all, in a manner consistent with such position. The Portfolio will not treat swaps covered in accordance with applicable regulatory requirements as senior securities. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash, U.S. Government Securities, or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Portfolio's custodian in a segregated account. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain in the segregated account the full amount of the Portfolio's obligations under each such swap. The Portfolio may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by AMC, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be credit worthy. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Portfolio's rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms AMC believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Staff to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. See "Illiquid Securities."

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Portfolio's portfolio securities and depends on AMC's ability to predict correctly the direction and degree of movements in interest rates. Although the Portfolio believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if AMC's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transactions. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor. The Portfolio believes that AMC possesses the skills necessary for the successful utilization of hedging and risk management transactions.

Other risks associated with the use of futures contracts are: (1) imperfect correlation between the change in the market value of the underlying commodity and the prices of futures contracts and options with the result that futures and options may fail as hedging techniques in cases where the price movements of the securities underlying the futures and options do not follow the price movements of the Portfolio's portfolio securities subject to a hedge; and (ii) possible lack of a liquid secondary market for a futures position when liquidation of that position is desired with the result that the Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist. In addition, because of the margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader (i.e., the Portfolio). Furthermore, many futures exchanges and boards of trade limit the amount of fluctuations permitted in futures contract prices during a single trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

New financial products continue to be developed and the Portfolio may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

When-Issued and Forward Commitment Securities. The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices and/or secure a favorable rate of return. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date which may be a month or more after the date of the transaction. At the time the Portfolio makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be "marked to market" daily. When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may experience a gain or loss due to market fluctuation. On the delivery date, the Portfolio will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss or will have lost the opportunity to otherwise invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions. Securities purchased on a when-issued, delayed delivery or forward commitment basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Borrowing. The Portfolio may from time to time borrow money for the purpose of acquiring additional portfolio investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. The amount of any such borrowing or issuance will depend upon market or economic conditions existing at that time. The Portfolio may also borrow in order to assure that it remains fully invested by using borrowed cash to purchase portfolio investments with the intent of repaying the borrowings from the proceeds of expected sales of Portfolio shares.

The Portfolio may borrow money from banks on a secured or unsecured basis at variable or fixed rates. However, as prescribed by the Investment Company Act of 1940, the Portfolio will be required to maintain specified asset coverage of at least 300% with respect to any such bank borrowing immediately following any such borrowing or issuance. If at any time asset coverage falls below 300%, the Portfolio must, within three days (not including Sundays and holidays), reduce the amount of its borrowings until it has 300% coverage. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

In addition, the Portfolio may on a temporary basis issue a note or other evidence of indebtedness representing up to 5% of its assets at the time the loan is made. Such a borrowing must be privately arranged and not intended to be publicly distributed and is presumed to be for temporary purposes if it is repaid within 60 days.

While, as stated above, the Portfolio will borrow money for the purpose of acquiring additional portfolio investments only when it believes that such borrowing will produce additional income to the Portfolio, the interest cost on the capital raised through leverage may exceed the interest on the assets purchased. The Portfolio may also be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income per share. However, any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. Such risks may be mitigated through the use of borrowings and issuances of indebtedness that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing debt, the use of leverage will diminish the investment performance of the Portfolio compared with what it would have been without leverage.

The Portfolio will not always borrow money or issue debt to finance additional investments. The Portfolio's willingness to borrow money and issue debt for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are the investment outlook, market conditions and interest rates. To the extent that the Portfolio invests borrowed money in short-term fixed-rate debt obligations, successful use of a leveraging strategy depends on AMC's ability to correctly predict interest rates and market movements over these short-term periods. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans of Portfolio Securities. The Portfolio may make loans of its portfolio securities under certain circumstances. With the approval of the Trustees of AIST and subject to various conditions which may be imposed from time to time under various securities regulations, the Portfolio may lend its portfolio securities to qualified broker/dealers or other institutional investors provided that such loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan, that the borrower deposits and maintains with the Portfolio at least 102% cash collateral and provided the portfolio securities loaned are "marked to market" daily. There are risks of delay in recovery and loss of rights and collateral should the borrower fail financially. The lending of securities is a common practice in the securities industry. The Portfolio will engage in security loan arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term interest bearing obligations, but will do so only to the extent consistent with its tax status as a regulated investment company. The Portfolio will continue to be entitled to all interest on any loaned securities.

Illiquid Securities. The Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Portfolio expects that the Subordinated Residential Mortgage Securities in which it invests generally will be restricted securities.

The Portfolio will not invest more than 15% of its assets in illiquid investments. The Portfolio will adhere to a more restrictive limitation on its investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Trust are registered for sale. Illiquid securities include securities that are not readily marketable and restricted securities, unless the Trustees of AIST determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Trustees of AIST may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees of AIST, however, retain oversight and will be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees of AIST will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. In such an event, the Trustees will consider appropriate remedies to maximize the Portfolio's liquidity and its ability to meet redemption requests within seven days.

The Trust has experienced an increase in the rate of redemptions. As a result, the Portfolio has increasingly been managed to provide adequate cash reserves to satisfy redemption requests, resulting in decreased ability to seek high current income with low volatility of principal, which is the Trust's fundamental investment objective. Investing a larger percentage of Portfolio assets in cash and short-term instruments results in lower yields than those typically received on investments in mortgage securities. Moreover, adverse market conditions have resulted in a decrease in the value of subordinated adjustable rate mortgage (ARM) securities of the type in which the Trust has invested.


Significant increases in interest rates in 1994 resulted in a general decline in bond prices. In an environment of rapidly rising interest rates, while the interest rates on the underlying ARMs continue to reset, the value of ARM securities decline, because interest rates rise faster than resets occur. Typically it takes 45-60 days before interest rate resets are reflected in the Portfolio. In addition, the mortgages underlying the Portfolio's securities typically reset once a year, so it may be a full year before certain of the Portfolio's mortgages reset to reflect any increases in the interest rates.

In 1995 U.S. short- and long-term interest rates generally declined. However, performance of the Portfolio was negatively affected by the lingering effects of the recessionary environment in California, which proved to be much deeper and more prolonged than originally anticipated. In particular, real estate values fell or remained at depressed levels, which led to increased credit risk and, in turn, resulted in increased default losses on a number of the subordinated mortgage securities backed by Southern California real estate held by the Portfolio.

The performance of the Portfolio has been negatively affected by the interest rate conditions in the ARM securities market. As a result of the 1994 interest rate increases and declining bond prices, combined with negative publicity on the mortgage securities market and the higher than expected price volatility experienced with many mortgage-backed securities, mortgage funds industry-wide continued to experience heavy redemptions in 1995. As a result, ARM funds continued to liquidate subordinated mortgage securities to meet redemption requests. This resulted in an increased supply of subordinated mortgage securities in the market, bringing wider spreads over the relevant indices and reduced prices.

The increase in redemptions along with adverse interest rate conditions in 1994 and deteriorating credit risks have caused the market for subordinated mortgage securities to be less liquid. Over the long term, AMC believes that the market will value portfolio securities based primarily upon fundamental considerations of credit quality, prepayment rates and other such factors, with less emphasis on market conditions. Yet there can be no assurance that such will be the case. Further fluctuations in net asset value may occur as a result of such factors as deteriorating or improving market conditions and liquidity and credit experience of portfolio securities.

The Staff has taken the position that special hazard certificates, interest rate swaps, caps, collars and floors and SMBS not issued by the U.S. Government or its agencies or instrumentalities and SMBS not backed by fixed rate mortgages should be deemed illiquid. Accordingly, the Portfolio currently treats these instruments as illiquid when testing its portfolio for compliance with the 15% limitation on illiquid investments.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who bears the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover. The Portfolio's portfolio turnover rate may vary from year to year, as well as within a year. The annual rate of the Portfolio's portfolio turnover for the fiscal years ended October 31, 1994 and 1995 was 83% and 108%, respectively. A higher portfolio turnover rate may result in higher brokerage commissions and other transactional expenses which must be borne, directly or indirectly, by a Portfolio and ultimately by a Trust's shareholders. The Portfolio anticipates that its annual portfolio turnover rate generally will not exceed 100%. See "Execution of Portfolio Transactions" in the Statement of Additional Information. The Portfolio turnover rate for the Trust as set forth in "Financial Highlights" reflects the purchase and redemption by the Trust of shares of the Portfolio.

Temporary Defensive Positions. When maintaining a temporary defensive position, the Portfolio may invest its assets without limit in short-term U.S. Government and U.S. Government agency securities including, among others, FNMA and FHLMC short-term agency discount notes.

     DISTRIBUTIONS AND TAXES
-------------
DISTRIBUTIONS

Income dividends will be declared and paid monthly. The Trust intends to declare or distribute sufficient dividends from its net investment income and/or net capital gain income in order to avoid the imposition of a 4% excise tax.

CHOOSING A DISTRIBUTION OPTION

When you buy shares of the Trust you may choose from the following distribution options:

(1) The Share Option reinvest your income dividends and/or capital gains distributions, if any, in additional shares. If no option is selected, income dividends (and capital gains, if any) will be reinvested in additional shares of the Trust. Income dividends and/or capital gains will be reinvested at the net asset value as of the reinvestment date for the distribution.

(2) With the Cash Option, you may receive income dividends and/or capital gains distributions in cash. If you select this option and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for 6 months, your money will be reinvested in your account at the then-current net asset value and your election will be converted to the Share Option.

(3) If you are also a shareholder in any of the other Astra Funds distributed by the Distributor, the Transfer Option permits you to have income dividends and/or capital gain distributions of the Trust automatically invested in shares of any of those Astra Funds of which you are a shareholder at the applicable net asset value. If you select this option, the minimum investment requirements for additions to an existing account will be waived.

Once again, you must specify which option you desire when you place your order or submit your application. The tax consequences of distributions (described below) are the same whether you choose to receive them in cash or to reinvest them in additional shares of the Trust or another Astra Fund.

If for any fiscal year of the Trust, the amount of distributions paid or deemed paid for such year exceeds its investment company taxable income plus net realized capital gains for such year, the amount of such excess would be treated as a return of capital to all those shareholders who held shares of the Trust during the year. In such case, each distribution paid or deemed paid for that year would be treated, in the same proportion, in part as a distribution of taxable income and in part as a return of capital. Shareholders would incur no current Federal income tax on the portion of such distributions which are treated as a return of capital, but each shareholder's basis in his Trust shares would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease their capital loss) upon subsequent redemption of his shares.

TAXES

Taxation of the Trust. The Trust is treated as a separate entity for federal income tax purposes. The Trust intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its net investment income and net realized short-term and long-term capital gains for a fiscal year in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Trust should not be liable for Federal income or excise taxes.

Taxation of Shareholders. For Federal income tax purposes, any income dividends which you receive from the Trust, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned your Trust shares and regardless of whether you receive such distributions in cash or in additional shares. Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Trust shares are taxable events on which a shareholder may realize a gain or loss. All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the same Trust are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

The Trust may be required to report to the Internal Revenue Service any taxable dividend or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the shareholder application form. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Trust that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous underreporting of interest or dividend income.

Shareholders should consult their tax advisors with respect to the applicability of state and local income taxes to distributions and redemption proceeds received from the Trust. Distributions by the Trust to shareholders who are nonresident aliens or foreign corporations may be subject to U.S. withholding taxes. Such shareholders should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Trust.

                               SHAREHOLDER'S GUIDE

     HOW TO BUY SHARES OF THE TRUST
--------------
The Trust offers shares that may be purchased only through the exchange of shares of Astra Adjustable Rate Securities Trust I and Astra Short-Term Multi-Market Income Fund II, the transfer of dividends from other Funds distributed by the Distributor or the reinstatement of shares of the Trust previously redeemed. The minimum initial investment is $5,000 ($2,000 for IRAs).

You will receive a confirmation of each new transaction in your account, which will also show you the number of Trust shares you own and the number of shares being held in safekeeping by the Trust's Transfer

Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Trust will not be issued unless you request them in writing.

LETTER OF INTENT AND RIGHTS OF ACCUMULATION

For purposes of Rights of Accumulation and the Letter of Intent privilege, Trust shares held by investors may be combined with shares of other Astra Funds for a reduced sales charge in an Astra Fund which imposes an initial sales charge but will not affect any CDSC which may be imposed on the redemption of Trust shares.

     HOW TO REDEEM SHARES OF THE TRUST
---------------
Shares of the Trust are redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business, reduced by the amount of any applicable contingent deferred sales charge described below and the amount of any Federal income tax required to be withheld.

If the shareholder holds his Trust shares for more than four years after their purchase, he will not have to pay any charge when he redeems those shares. Shares of the Trust redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) will be subject to a contingent deferred sales charge. A contingent deferred sales charge is not imposed on (a) shares of the Trust in the account which were purchased more than four years prior to the redemption, (b) all shares of the Trust in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, of value of all other shares of the Trust in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses
(a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions for shares of the Trust will be made in accordance with the following schedule:

     Year of                                                        Contingent
   Redemption                                                     Deferred Sales
After Purchase                                                        Charge
--------------                                                    --------------
 First ..........................................................       4%
 Second .........................................................       3%
 Third ..........................................................       2%
 Fourth .........................................................       1%
 Fifth and following ............................................       0%

The contingent deferred sales charge will be paid to the Distributor and may affect the amount of (i) Uncovered Distribution Charges calculated under the Trust's Distribution Plan, (ii) the advisory fee payable to AMC and (iii) the daily compensation payable to the Distributor under the Trust's Distribution Plan (See "Distribution Plan").

No contingent deferred sales charge will be payable in connection with the redemption of shares of the Trust purchased by officers, directors and bona fide full-time employees of ASIS, and with certain exceptions, officers, directors and full-time employees and sales representatives of AMC, the Distributor or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit plan for such persons), broker-dealers having sales agreements with the Distributor, all for their own accounts or for their spouse and children, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchases are for their own investment purposes only and the purchaser represents that the shares will not be resold except to the Trust).

No contingent deferred sales charge will be payable in connection with the redemption of shares of the Trust which were acquired via certain exchange transactions as fully described in the Exchange Privilege section of this Prospectus.

The contingent deferred sales charge will be waived for certain redemptions of shares of the Trust (i) upon the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an IRA or other qualified retirement plan. The contingent deferred sales charge will be waived in the case of a redemption of shares of the Trust following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of the Trust owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The contingent deferred sales charge will also be waived in the case of a total or partial redemption of shares of the Trust in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Trust's Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the contingent deferred sales charge. The relevant information as requested in the Contingent Deferred Sales Charge Waiver Form, included in this Prospectus on page 35, must be provided to the Trust's Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the Investor's entitlement.

                              TYPES OF REDEMPTIONS

REDEMPTIONS BY MAIL

A written request for redemption (or an endorsed share certificate, if issued) must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. The Transfer Agent may also require a signature guarantee by an eligible guarantor as stipulated in Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. To determine whether a signature guarantee or other documentation is required, shareholders may call the Trust's Shareholder Servicing Agent at (800) 441-7267.

REDEMPTION OF SHARES BY SECURITIES DEALERS

Brokers, dealers, or other sales agents may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Trust nor the Distributor impose any such charges other than the contingent deferred sales charge described above in connection with the redemption of shares of the Trust.

EXPEDITED TELEPHONE REDEMPTION

You may have the payment of redemption requests (of $5,000 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). If no share certificates have been issued, you may request a wire redemption by telephone or wire to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 441-7267. You must complete the "Expedited Redemptions" section of the Additional Account Privileges Form for the privilege to be applicable to you.

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

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to him or her, or to anyone else properly designated as long as the account has a value (i.e., net asset value before any contingent deferred sales charge with respect to shares of the Trust) of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater.

There are no separate charges to you under this Plan, however, all shares of the Trust may be subject to the applicable contingent deferred sales charge. A number of full and fractional shares equal in value, after taking into account any applicable contingent deferred sales charge, to the amount of the requested payment will be redeemed. Such redemptions are normally processed on the fifth day prior to the end of the month or quarter. Checks are then mailed on or about the first of the following month. Shareholders who elect to have a Systematic Withdrawal Plan must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the systematic cash withdrawal section on the Additional Account Privileges Form.

You may change the amount, frequency, and payee, or terminate this plan by giving written notice to the Trust's Transfer Agent. As shares of a Trust are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or the Trust.

GENERAL

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. The Trust may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC. Due to the relatively high cost of handling small investments, the Trust reserves the right upon 30-days' written notice to redeem, at net asset value, the shares of any shareholder whose account (except for IRAs) has a value of less than $5,000 other than as a result of a decline in the net asset value per share.

     SHAREHOLDER SERVICES AND PRIVILEGES
------------
EXCHANGE PRIVILEGE

Shares of the Trust which have been held for a minimum of 30 days may be exchanged for shares of Astra Adjustable Rate Securities Trust I and Astra Short-Term Multi-Market Income Fund II at the then current net asset values of the respective funds. Such exchanged shares will not be reduced by the otherwise applicable contingent deferred sales charge at the time of such exchange. Shares of Astra Adjustable Rate Securities Trust I and Astra Short-Term Multi-Market Income Fund II which have been held for a minimum of 30 days may be exchanged for shares of the Trust at the then current net asset values of the respective funds. Such exchanged shares will not be reduced by the otherwise applicable contingent deferred sales charge at the time of such exchange. Shares acquired as a result of such exchange and subsequently redeemed will be subject to the then applicable contingent deferred sales charge. For purposes of computing the holding period for the contingent deferred sales charge on the acquired shares, the holding period of the exchanged shares and the acquired shares will be "tracked" and will be deemed to commence as of the date the exchanged shares were purchased.

Shares of the Trust held for at least 4 years (or, if exchanged, with a combined holding period of 4 years) may be exchanged into any other Astra fund which offers an exchange privilege, at then current net asset values and will not be subject to a contingent deferred sales charge. The value of shares being exchanged must meet the minimum investment requirement of the fund into which they are being exchanged.

General. The prospectuses of the other funds should be reviewed before effecting any exchange. Relative to the Trust, you should note that any such exchange, which may only be made in states where shares of the other funds are qualified for sale, may create a gain or loss to be recognized for Federal income tax purposes. Exchanges may be authorized by telephone. You will automatically be assigned this privilege unless you check the box on the Application which indicates that you do not wish to have the privilege (see "Telephone Exchange Privilege" section of Application). In addition, if you exchange by mail, the exchange will be effected, upon receipt of written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed, into an identically registered account. The exchange privilege may be modified at any time or discontinued upon 60 days' written notice to shareholders.

REINSTATEMENT PRIVILEGE

If you have redeemed your shares of the Trust, you may reinstate up to the full amount of the proceeds of such redemption, at net asset value at the time of reinstatement. The amount of any contingent deferred sales charge on the shares of the Trust will also be reinstated. Such reinstated shares of the Trust will retain their original cost and purchase date only for purposes of the contingent deferred sales charge.

In order to exercise this privilege, a written order for the purchase of shares must be received by the Trust's Transfer Agent, or be postmarked, within 30 days after the date of redemption. This privilege can be used by you only once per calendar year. If you incur a loss on the redemption and use the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction. See the Statement of Additional Information for further discussion.

RETIREMENT PLANS

The Trust has available prototype qualified retirement plans for both corporations and self-employed individuals. The Trust has available prototype Individual Retirement Account ("IRA") plans (for both individuals and employers) and Simplified Employee Pension ("SEP") plans as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company acts as the custodian under these plans. For information, including the custodian's fees, see the Statement of Additional Information and call or write the Distributor.

     EXPEDITED REDEMPTION AND TELEPHONE EXCHANGE INFORMATION
--------------
The Trust and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Trust or its Transfer Agent reasonably believe that such instructions were genuine. The Trust and its Transfer Agent have established procedures that the Trust believes are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include:
(i) recording telephone instructions for exchanges and expedited redemptions;
(ii) requiring the caller to give certain specific identifying information; and
(iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions.If the Trust and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

     HOW THE TRUST VALUES ITS SHARES
--------------
The net asset value and offering price of shares of the Trust are determined once daily as of the close of trading on the New York Stock Exchange during the Trust's "business day," which is any day on which the Exchange is open for business. The net asset value of the Trust serves as the basis for the purchase and redemption price of Trust shares. The net asset value is also used in calculating the fee paid to the Manager.

CALCULATION OF NET ASSET VALUE

Net asset value is calculated by dividing the value of the Trust's portfolio securities, plus any cash or other assets less all liabilities, by the number of shares outstanding. Since the Trust will invest in the Portfolio, if the securities owned by the Portfolio increase in value, the value of the Trust shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Portfolio. The securities held in the Portfolio's portfolio will be valued by using market quotations, or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which reliable quotations or pricing services are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees of AIST, which procedures may include the delegation of certain responsibilities regarding valuation to the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees of AIST regarding portfolio valuation determination. Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio when the Trustees of AIST have determined that amortized cost is fair value. If the Portfolio acquires such securities with more than sixty days remaining to maturity, they will be valued at current market value (using the mean of the bid and the asked prices) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of AIST determine during such 60-day period that this amortized cost basis does not represent fair value.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain various measures of the Trust's performance including current yield, various expressions of total return and current distribution rate. These may occasionally cite statistics to reflect its volatility or risk.

The Trust may furnish average annual total return and total return quotations calculated at net asset value and at maximum offering price for various periods. Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum offering price for one, five and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions and deduction of any applicable contingent deferred sales charge. Total return equals the total of all income and capital gain distributions paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Current yield reflects the income per share earned by the Trust's portfolio investments. It is calculated by dividing the Trust's net investment income per share during a recent 30-day period by the maximum offering price on the last day of that period and annualizing the result.

Yield which is calculated according to a formula prescribed by the SEC (see the Statement of Additional Information) is not indicative of the dividends or distributions which were or will be paid to the Trust's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders. The current distribution rate is computed by dividing the annualized amount of dividends per share paid by the Trust during the past one month by the current offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and is calculated over a different period of time.

Advertisements and communications may compare the Trust's performance with that of other mutual funds (except money market funds), as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Trust materials and communications may cite statistics to reflect the Trust's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one, three, five, ten and thirty-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime lending rate of one or several banks, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

In addition, advertisements and other communications may cite current and compounded yield and distribution rates. Quotations of historical total returns, yields and distribution rates are not indicative of future dividend income or total return, but are an indication of the return to shareholders only for the limited historical period used. The Trust's yield, total return or distribution rate will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including the formulas and discussions of the yield and total return calculations see the Statement of Additional Information.

In each case performance figures are based upon past performance, reflect all recurring charges against Trust income and, as appropriate, may or may not assume the payment of the applicable contingent deferred sales charge on the redemption of shares. The investment results of the Trust, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Trust's yield, distribution rate or total return may be in any future period.

     THE ASTRA GROUP
--------------

Atlas Holdings Group, Inc. (the "Atlas Group") is a financial services holding company and has its principal business address at 9595 Wilshire Boulevard, Suite 1001, Beverly Hills, CA 90212. It comprises several affiliated companies, including AMC and the Distributor (whose principal business address is 750 B Street, Suite 2350, San Diego, California 92101) which provide advisory, distribution and administrative services to the Trust. Atlas Holdings Group, Inc. is a Delaware corporation of which Palomba Weingarten, Chairman of the Board of Trustees of ASIS and AIST, is the sole stockholder and Chief Executive Officer.

AMC provides a number of mutual funds, and may provide other personal and institutional accounts, with portfolio management services. It maintains a staff of experienced investment personnel and support facilities. Current assets under management are approximately $200 million.

The Distributor distributes shares for all of Astra Group's mutual funds. AMC and the Distributor are wholly-owned subsidiaries of Atlas Holding Group, Inc. These companies are part of the umbrella name "Astra Group."

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

     PORTFOLIO MANAGEMENT
--------------
Investment management decisions made by AMC are made by a committee with no one person being solely responsible for making recommendations to the committee.

     MANAGEMENT FEES
--------------

The Trustees of AIST establish the Portfolio's investment policies and supervise and review the operations and management of the Portfolio. See "Trustees and Officers" in the Statement of Additional Information for a complete description of the Trustees of the Trust and the Portfolio. For furnishing the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio's assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite office space and personnel, and in general supervising and managing the Portfolio's investments subject to the ultimate supervision and direction of ASIS' Trustees, AMC is paid monthly a fee equal to 0.55% per annum of the average daily net assets of the Portfolio on the first $500 million of assets. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion; and to 0.45% on net assets over $1 billion. AMC will reduce its aggregate fees for any fiscal year, or reimburse the Portfolio or Trust, to the extent required so that aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trust's shares are registered or qualified for sale. Expenses for purposes of these expense limitations include the management fee, but exclude brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Trust or the Portfolio. In addition, the state with the most restrictive expense limitation allows the Trust to exclude distribution expenses. AMC has also agreed to reduce its management and/or administrative fees to the extent necessary to ensure that the total operating expenses of the Trust and the Portfolio are not higher than what the Trust's total operating expenses would have been under the terms of AMC's prior management agreement with the Trust. During the fiscal year ended October 31, 1995, the total expenses paid by the Trust were approximately 1.55% of its average daily net assets.

     ADMINISTRATIVE FEES
--------------
ASIS has retained the services of Atlas Group as administrator for the Trust, but has not retained the services of an investment adviser since the Trust seeks to achieve its investment objective by investing in the Portfolio. Pursuant to an administration agreement ("Administration Agreement") Atlas Group supervises the overall administration of the Trust. These administrative services include supervising the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, supervising the maintenance of books and records and other general and administrative responsibilities. For providing these services, Atlas Group receives a fee from the Trust of 0.10% per annum of its average daily net assets.

Under a sub-administration agreement between Atlas Group and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Trust, subject to the supervision of the Board of Trustees of ASIS. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to ASIS' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, Atlas Group (not the Trust) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Trust subject to certain minimums, exclusive of out-of-pocket expenses.

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

     DISTRIBUTION PLAN
--------------
The Trust finances activities which are primarily intended to result in the sale of Trust shares and has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 permits mutual funds, such as the Trust, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule.

The Plan provides for two categories of payments. First, the Plan provides daily compensation to the principal underwriter for its distribution services and facilities ("daily compensation"). Pursuant to the Plan, but subject to the .75% limitation described below, the Trust will pay the principal underwriter daily compensation in the form of (i) sales commissions equal to 4% of the amount received by the Trust for each share sold (excluding reinvestment of dividends and distributions) ("Underwriter's Sales Commissions") and (ii) an interest fee calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges of the principal underwriter (as described below). The principal underwriter currently expects to pay sales commissions to dealers at the time of sale of up to 3% of the purchase price of the shares sold by such dealer. The principal underwriter will use its own funds or funds facilitated by the principal underwriter (which may be borrowed or otherwise financed) to pay such sales commissions. In addition to the daily compensation to the principal underwriter, the Plan also provides for the payment to the principal underwriter of a trail or maintenance fee, accrued daily and paid monthly, in an amount equal to an annual rate of 0.25% of the Trust's daily net assets, which may be paid to dealers at an annual rate not to exceed 0.25% of the Trust's daily net assets owned by clients of the dealers.

Because the payment of Underwriter's Sales Commissions and interest fees to the principal underwriter in the form of daily compensation is subject to the .75% limitation in the Plan, it will take the principal underwriter a number of years to recoup the sales commissions paid to dealers and its other sales expenses from the daily compensation payments received by it from the Trust pursuant to the Plan. Such daily compensation will be accrued daily (at the rate of 1/365 of
 .75% of the Trust's net assets) and paid monthly, but will be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Notwithstanding the discontinuation of Uncovered Distribution Charges, the Trust may continue to pay the .25% trail or maintenance fee. Uncovered Distribution Charges are calculated daily and briefly, are equivalent on any given day to all Underwriter's Sales Commissions (sales commissions previously due less amounts received pursuant to the Plan) and the interest fee to which the principal underwriter is entitled under the Plan less all contingent deferred sales charges previously paid to the principal underwriter. The Astra organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses incurred by the Astra organization in distributing shares of the Trust. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization.

The amount of daily compensation payable to the principal underwriter with respect to each day will be accrued on such day as a liability of the Trust and will accordingly reduce the Trust's net assets upon such accrual. However, in accordance with generally accepted accounting principles, the Trust does not accrue future daily compensation as a liability of the Trust or reduce the Trust's current net assets in respect of daily compensation which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied. As of October 31, 1995, the Trust had total net assets of $94,913,874 and Uncovered Distribution Charges aggregated $11,143,216. Notwithstanding the existence of such Uncovered Distribution Charges, the amount of daily compensation payable on each day is limited to 1/365 of .75% of the Trust's net assets on such day. The level of the Trust's net assets changes each day and depends upon the amount of sales and redemptions of the Trust's shares, the changes in the value of the Trust's portfolio investments, the expenses of the Trust accrued on such day, income on portfolio investments accrued on such day, and dividends and distributions declared by the Trust.

The Plan provides that the Trust will make no daily compensation payments to the principal underwriter during any period in which there are no outstanding Uncovered Distribution Charges of the principal underwriter. Such daily compensation will be paid to the principal underwriter whenever there exist Uncovered Distribution Charges under the Plan.

The Plan provides that it shall continue in effect for as long as such continuance is approved at least annually by the vote of a majority of the Trustees of ASIS and a majority of the Trustees of ASIS who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees"). The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust.

Periods with a high level of sales of the Trust's shares accompanied by a low level of redemptions of the Trust's shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the principal underwriter. Conversely, periods with a low level of sales of the Trust's shares accompanied by a high level of early redemptions of the Trust's shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the principal underwriter.

Because of the .75% limitation on the amount of daily compensation paid to the principal underwriter during any fiscal year, a high level of sales of the Trust's shares during the first few years of the Trust's operations would cause a large portion of the daily compensation attributable to a sale of the Trust's shares to be accrued and paid by the Trust to the principal underwriter in fiscal years subsequent to the years in which such shares were sold. This spreading of Underwriter's Sales Commission payments under the plan over an extended period would result in the incurrence and payment of increased interest fees under the Plan.

The Plan authorizes payments which may be equivalent, on an aggregate basis during any fiscal year of the Trust, of up to 1% of the Trust's average daily net assets for such year. The Trust believes that the rate of these payments may be higher than the rate of payments made under distribution plans adopted by many other investment companies pursuant to Rule 12b-1. It is anticipated that the Astra organization will benefit by reason of the operation of the Plan through increases in the Trust's assets (thereby increasing the advisory fees paid to AMC) resulting from sale of the Trust's shares and through daily compensation and contingent deferred sales charges paid to the principal underwriter. The Astra organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amount of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses previously incurred by such organization in distributing shares of the Trust. It is anticipated that the Trust will benefit by having the continuous cash flow resulting from the sale of new shares which will be used to meet shareholder redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities.

The Trust has limited the offering of its shares. The Trust may, in its absolute discretion, continue unrestricted sales or suspend, discontinue or further limit the offering of its shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including, without limitation, the size of the Trust, the investment climate and market conditions, the volume of sales and redemptions of Trust shares, and the amount of Uncovered Distribution Charges of the principal underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Trust shares. However, the Trust is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Trust shares would not, of course, affect a shareholder's ability to redeem his shares.

     GENERAL INFORMATION
--------------
The Trust is a series of ASIS which was organized as a Massachusetts business trust on July 19, 1989. The Trust consists of an unlimited number of shares of beneficial interest without par value.

All shares of the Trust have equal voting rights. In the event of dissolution or liquidation, holders of the Trust's shares will receive pro rata, subject to the rights of creditors, proceeds of the sale of the assets held. There are no preemptive or conversion rights applicable to any of the shares. ASIS shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The shares, when issued, will be fully paid and non-assessable. The Board of Trustees of ASIS may create additional series (or classes of series) of ASIS shares without shareholder approval. Any series of shares may be terminated by a vote of shareholders of such series entitled to vote or by the Trustees of ASIS by written notice to shareholders of such series.

Generally, there will not be annual meetings of shareholders. Shareholders may remove trustees from office by votes cast at a meeting of shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of ASIS, ASIS will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.


As used in this Prospectus, the term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of a Trust or ASIS, as appropriate, or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust or ASIS, as appropriate, are represented at the meeting in person or by proxy, whichever is less.


Whenever the Trust is requested to vote on any proposal of the Portfolio, the Trust will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. As is true for all investment companies, a majority of the outstanding voting securities can control the results of any shareholder vote. Because Portfolio investors' votes are proportionate to their percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action which a majority of the outstanding voting securities of the Trust had voted against. This could result in the Trust redeeming its investment in the Portfolio, which could result in increased expenses for the Trust. Whenever the shareholders of the Trust are called to vote on matters relating to the Portfolio, the Trustees of ASIS shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of ASIS. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of ASIS and requires the notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by ASIS or the Trustees. The Declaration of Trust provides for indemnification out of the property of ASIS property for all loss and expense of any shareholder of ASIS held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which ASIS would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees of ASIS will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by ASIS of the Trustees and officers of ASIS except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of ASIS. Such person may not be indemnified against any liability to ASIS or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

Any conflict of interest arising between ASIS and AIST will be resolved by the Trustees of ASIS and AIST in accordance with their fiduciary responsibilities imposed by the Investment Company Act of 1940 and Massachusetts law. Absent the adoption of procedures reasonably appropriate to deal with conflicts of interest, state securities regulations generally do not permit the Trustees of the Portfolio to be the same individuals as the Trustees of ASIS. The Trustees of ASIS and AIST, including a majority of disinterested Trustees (as that term is defined in the Investment Company Act of 1940, as amended), have adopted procedures that they believe are reasonably appropriate to deal with any potential conflicts of interest up to and including creating a separate Board of Trustees.

OTHER INFORMATION

Certain class action lawsuits, the first of which was filed on December 19, 1994 (entitled Lisa Liottali, on behalf of herself and all others similarly situated v. Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Institutional Securities Trust, Pilgrim Management Corporation, Pilgrim Group, Inc. and Palomba Weingarten), are pending in the United States District Court for the Central District of California in which Pilgrim Group, Inc., Pilgrim Management Corporation, Pilgrim Distributors Corp., Pilgrim Institutional Securities Trust, Pilgrim Strategic Investment Series ("PSIS") (and certain series funds of PSIS) (predecessors to "Astra") and certain Trustees and Officers of the Trust are defendants. These actions, which were consolidated on March 31, 1995, in an action entitled In Re: Pilgrim Securities Litigation, principally allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 and relate primarily to disclosure concerning pricing and liquidity of portfolio securities. Management believes the Complaints are without merit and intends to vigorously defend these actions.

Investors in the Trust will be informed of its progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually. A copy of a current list of investments comprising the Portfolio's portfolio as the close of business on the last day of each month may be obtained by written request to the Trust, together with a stamped, self-addressed envelope.

Shareholder inquiries should be directed to the Trust's Shareholder Servicing Agent at (800-441-7267).

This Prospectus is not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

                             ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I
[LOGO]                                             ADDITIONAL ACCOUNT PRIVILEGES

PLEASE MAIL THE COMPLETED FORM TO:
DST SYSTEMS, INC.
P.O. BOX 419174
KANSAS CITY, MO 64141

EXISTING ACCOUNT NO:______________________________
EXISTING ACCOUNT REGISTRATION:____________________
__________________________________________________
__________________________________________________

================================================================================
DISTRIBUTION
INSTRUCTIONS

If you wish your cash distributions electronically credited to your bank account, please attach a voided check for this account.

If no box is checked, all distributions will be reinvested in additional shares of the Trust.

INCOME DIVIDENDS: (elect one)
[] Reinvest dividends [] Pay dividends in cash [] Use Dividend Transfer Option

CAPITAL GAINS DISTRIBUTION: (elect one)
[] Reinvest capital gains [] Pay capital gains in cash [] Use Dividend Transfer Option

If you wish to utilize the Dividend Transfer Option, please designate the Astra Fund account you wish to have your dividends reinvested in:

_________________________    ___________________________________________________
      Fund Name                         Existing Acct. No.

[] Check this box if you wish your cash distributions to be sent to a payee or address other than that listed in the "ACCOUNT REGISTRATION" section above and indicate the payee and address below:
________________________________________________________________________________
                                      Payee
________________________________________________________________________________
                                 Street Address
________________________________________________________________________________
                          Account Number If Applicable
________________________________________________________________________________
                            City, State and Zip Code
================================================================================
SPECIAL SERVICES:
EXPEDITED
REDEMPTIONS

Please indicate a commercial bank and ATTACH A VOIDED CHECK for this account. "FOR DEALER ONLY" section must be completed.

TELEPHONE EXCHANGE PRIVILEGE--Telephone exchanges may be made by calling DST Systems, Inc., at (800) 441-7267 before the close of the NYSE on any business day the NYSE is open.

I (we) authorize the Trust's Transfer Agent to act upon telephone or wire instructions from any person to have amounts redeemed from my (our) account in the Trust and [] WIRED to the bank account designated below. ($5,000 minimum)

Name of Bank                                         Branch
________________________________________________________________________________
Bank Address
________________________________________________________________________________

________________________________________________________________________________
Name of Account                                        Account Number
________________________________________________________________________________

You will automatically be assigned this privilege unless you instruct the Trust otherwise by checking the box below. Shares may only be exchanged between accounts with identical registrations. Any certificates for shares must be deposited prior to any exchange of such shares. Certain Restrictions apply to this privilege. Please read the Prospectus carefully.
[] I do not wish to have the Telephone Exchange Privilege.
================================================================================
SYSTEMATIC
WITHDRAWAL
PLAN

I (we) authorize the Trust's Transfer Agent, to liquidate shares in and withdraw cash from my account 5 business days prior to the beginning of _________________ (month) to provide [] Monthly or [] Quarterly Systematic Withdrawal Plan payments ("SWP") in the amount of $_______________________ ($100 minimum) to the registered shareholder or to the following designated payee

Full Name/Corporate Name

________________________________________________________________________________
Name of Payee or Payee Bank                     Bank Account Number (if any)

________________________________________________________________________________
Street Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Authorized Signature(s)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM

   (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED TO A
                WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth on pages 22-23 of the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it to the Trust's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

[ ] Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

[ ] Redemption is made in connection with mandatory distributions from an IRA or other qualified retirement plan (Enclose a certified birth certificate for IRA or other qualified retirement plan accounts. Where IFTC acts as custodian, please contact the Trust for a Distribution Request Form which must accompany this Contingent Deferred Sales Charge Waiver Form).

     ___________________________________________________________________________

     ___________________________________________________________________________

     Signature__________________________________________________________________
                          (Exactly as on Account Registration)

     DATE_______________________________________________________________________

     Name(s)____________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
            DST SYSTEMS, INC., P.O. BOX 419174, KANSAS CITY, MO 64141

                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                           CERTIFICATION OF DISABILITY

I___________________________________________certify that________________________
              Physician Name                             Investor/Patient
is under the regular care of_______________________________________and is unable
                                      Licensed Physician

to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability________________________

Physician Signature_______________________________________Date__________________

[THIS PAGE INTENTIONALLY LEFT BLANK]

      IMPORTANT INFORMATION REGARDING COMPLETION OF THE SUBSTITUTE FORM W-9

     The Fund, and other payers, must, according to IRS regulations, withhold 20% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the Substitute Form W-9 included as a part of this Letter of Transmittal.

     (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING

You are subject to backup withholding if:

(1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

(2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

(3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

(4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, application for a Social Security Number Card, or Form SS-4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in the space provided for a taxpayer identification number on the application.

WHAT NUMBER TO GIVE

Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

4 Show the name of the owner.

5 List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Certain payees are specifically exempted from backup withholding on ALL payments. Write "exempt payee" after paragraph (2) of the Certification and Signature section if your account falls into one of the following categories. We will still need your taxpayer identification number.

o  A corporation

o  A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under section 584(a).

o  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

o  An entity registered at all times under the Investment Company Act of 1940.

Payments of DIVIDENDS not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
================================================================================
GUIDELINES FOR DETERMINING PROPER NUMBER FOR THIS TYPE OF ACCOUNT:

1.  An individual's account

2.  Two or more individuals (joint account)

3.  Husband and wife (joint account)

4.  Custodian account to a minor (Uniform Gift to Minors Act)

5.  Adult and minor

6. Account in the name of guardian or committee for a designated ward, minor or incompetent person

7.  a. The usual revocable savings trust account (grantor is also trustee)

    b. So-called trust account that is not a legal or valid trust under state law

8.  Sole proprietorship account

GIVE THE
SOCIAL SECURITY
NUMBER OF--

The individual

The actual owner of the account or, if combined funds any one of the individuals(superior1)

The actual owner of the account or, if joint funds, either person(superior1) The minor(superior2)

The adult or if the minor is the only contributor, the minor(superior1)

The ward, minor, or incompetent person(superior3)

The grantor-trustee(superior5)

The actual owner(superior1)

The owner(superior4)

FOR THIS TYPE OF ACCOUNT:

 9. A valid trust, estate or pension trust

10. Corporate account

11. Religious, charitable, or educational organization account

12. Partnership account held in the name of the business

13. Association, club or other tax-exempt organization

14. A broker or registered nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments

GIVE THE EMPLOYER
IDENTIFICATION
NUMBER OF--

Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(superior5)

The corporation

The organization

The partnership

The organization

The broker or nominee

The public entity

                                                         [LOGO]


750 B Street
Suite 2350
San Diego, California 92101


                                                         Astra
                                                         Adjustable
                                                         U.S. Government
                                                         Securities Trust I


Astra Adjustable U.S. Government                         Prospectus
Securities Trust I                                       February 28, 1996

INVESTMENT MANAGER
Astra Management Corporation
750 B Street
Suite 2350
San Diego, California 92101
(619) 238-7100

PRINCIPAL UNDERWRITER
Astra Fund Distributors Corp.
750 B Street
Suite 2350
San Diego, California 92101
(619) 238-7100
                                            [ARTWORK--EAGLE]
SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141
(800) 441-7267

TRANSFER AGENT
Investors Fiduciary Trust Company
c/o DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141

CUSTODIAN
PNC Bank, National Association
Airport Business Center
200 Stevens Drive
Lester, Pennsylvania 19113

LEGAL COUNSEL
Jorden Burt Berenson & Johnson LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

USG I 296 xx                                 (c) 1996 Atlas Holdings Group, Inc.

                                                                      Prospectus

              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II

     750 B STREET, SUITE 2350, SAN DIEGO, CALIFORNIA 92101 o 1-800-219-1080
--------------------------------------------------------------------------------

              O HOW THE TRUSTS WORK                    PAGE   8
              O SHAREHOLDER'S GUIDE                    PAGE  23

-------------------------------------------------------------------------------

Astra Adjustable U.S. Government Securities Trust I-A ("Trust I-A") and Astra Adjustable U.S. Government Securities Trust II ("Trust II") (collectively the "Trusts" or individually a "Trust") are non-diversified series of Astra Strategic Investment Series ("ASIS"), an open-end management investment company (mutual fund), that seek high current income consistent with low volatility of principal. EACH TRUST, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY WHICH IS A NON-DIVERSIFIED SERIES OF ASTRA INSTITUTIONAL SECURITIES TRUST ("AIST") WITH THE SAME INVESTMENT OBJECTIVE AS EACH OF THE TRUSTS. AS A RESULT, THE INVESTMENT EXPERIENCE OF EACH TRUST WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE PORTFOLIO. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS CONCEPT, SEE "HOW THE TRUSTS WORK--SPECIAL INFORMATION REGARDING THE TRUSTS' STRUCTURE." The Portfolio seeks to achieve its investment objective, which is identical to the investment objective of the Trusts, by investing at least 65% of its assets in adjustable rate mortgage securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The Portfolio invests the remainder of its assets generally in mortgage securities issued or sponsored by commercial banks, savings and loan associations, mortgage bankers or other financial institutions, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities"). The portion of assets invested in Subordinated Residential Mortgage Securities may entail greater risk than the portion invested in senior Mortgage Securities or U.S. Government Mortgage Securities.

The Trusts believe that by investing in the Portfolio which invests primarily in mortgage securities which have variable rates of interest, they will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest. In addition, by selectively investing a portion of its assets in Multi-Class Residential Mortgage Securities, the Portfolio will seek to achieve a higher yield than that of traditional mutual funds which invest primarily or exclusively in U.S. Government Mortgage Securities. There can, of course, be no assurance that each Trust's objective will be attained.

Shares of Trust I-A enjoy the benefit of permitting all of the investor's money to work from the time the investment is made. The higher distribution fee paid by Trust I-A, however, will cause Trust I-A to have a higher expense ratio than shares of Trust II. In choosing between an investment in Trust II or Trust I-A an investor should consider which method of purchasing shares is most beneficial given the length of time the investor expects to hold the shares. Investors should consider whether during the anticipated life of their investment the initial sales charge and accumulated distribution fees imposed on shares of Trust II would be less or greater than the accumulated continuing distribution fees plus the contingent deferred sales charges imposed on shares of Trust I-A and to what extent such differential would be offset or increased by the higher yield of Trust II shares.

Trust II offers shares that may be purchased at a price equal to their net asset value per share plus a varying sales charge, depending on the amount of purchase. Trust I-A offers shares that may be purchased at a price equal to their net asset value per share and imposes a contingent deferred sales charge which will be assessed on most redemptions made within four years of purchase. Trust II incurs, subject to certain limitations, an annual distribution fee of
 .25% of its average daily net assets. Trust I-A incurs, subject to certain limitations, an annual distribution fee of 1.00% of its average daily net assets.

                                                           (Continued on page 2)

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 28, 1996

(Continued from Cover Page)

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

This Prospectus must be delivered to the investor prior to consummation of sale. This Prospectus sets forth concisely information about the Trusts that prospective investors should know before investing. It should be retained for future reference. A Statement of Additional Information relating to the Trusts, dated February 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge upon request to a Trust at the address or telephone number above.

     TABLE OF CONTENTS
------------

                                                                            Page
                                                                            ----
Key Features                                                                   3
--------------------------------------------------------------------------------
Special Information Regarding the Trusts' Structure                            8
--------------------------------------------------------------------------------
The Trusts' Investment Objective                                               9
--------------------------------------------------------------------------------
Distributions and Taxes                                                       22
--------------------------------------------------------------------------------
How to Buy Shares of the Trusts                                               23
--------------------------------------------------------------------------------
How to Redeem Shares of the Trusts                                            28
--------------------------------------------------------------------------------
Shareholder Services and Privileges                                           30
--------------------------------------------------------------------------------
Expedited Redemption and Telephone Exchange Information                       31
--------------------------------------------------------------------------------
How the Trusts Value Their Shares                                             31
--------------------------------------------------------------------------------
The Astra Group                                                               33
--------------------------------------------------------------------------------
Portfolio Management                                                          33
--------------------------------------------------------------------------------
Management Fees                                                               34
--------------------------------------------------------------------------------
Administrative Fees                                                           34
--------------------------------------------------------------------------------
Distribution Plans                                                            35
--------------------------------------------------------------------------------
General Information                                                           38
--------------------------------------------------------------------------------
New Account Application                                                       41
--------------------------------------------------------------------------------
Additional Account Privileges                                                 45
--------------------------------------------------------------------------------

     KEY FEATURES
------------
     WHAT IS THE TRUSTS' INVESTMENT OBJECTIVE?

The investment objective of each Trust is to seek a high level of current income consistent with low volatility of principal. See "The Trusts' Investment Objective" for a discussion of current adverse market conditions and the effect of redemption requests on portfolio yield.

Each Trust seeks to achieve its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective as that of each Trust. Since the investment characteristics of each Trust will correspond to those of the Portfolio, this prospectus discusses the various investments of and techniques employed by the Portfolio.

     LESS FLUCTUATION IN NET ASSET VALUE

At least 65% of the Portfolio's assets are invested in adjustable rate mortgage securities ("ARMS") representing an interest in mortgages, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The adjustable rate feature of the underlying mortgages to these instruments generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. The Portfolio expects that the adjustable rate feature of the U.S. Government Mortgage Securities will help the Portfolio achieve lower volatility of principal than a long-term bond fund whose portfolio instruments have a fixed rate of interest. The Portfolio only invests in those mortgage securities with underlying mortgages representing first liens on the properties securing such mortgages. See "U.S. Government Mortgage Securities," "Adjustable Rate Mortgage Securities" and "Illiquid Securities."

The performance of the Trusts have been negatively affected by adverse conditions in the market for ARM securities. Because of rising interest rates and declining bond prices, combined with negative publicity on the mortgage securities market and the higher than expected price volatility experienced with many derivative mortgage-backed securities, mortgage funds industry-wide have experienced heavy redemptions. As a result, many ARM funds have been forced to liquidate ARM securities in order to meet redemption requests. This has resulted in an increased supply of ARM securities in the market, bringing about wider spreads over the relevant indices and reduced prices. Moreover, adverse market conditions have resulted in a decrease in the value of certain ARM securities of the type in which the Trusts have invested. Further fluctuations in net asset value may occur as a result of such factors as deteriorating or improving market conditions and liquidity and credit experience of portfolio securities. See "Illiquid Securities."

     HIGH CURRENT INCOME

The remainder of the Portfolio's assets are invested in residential mortgage securities collateralized by pools of single family, multi-family and mobile home park residential mortgages issued or sponsored by financial institutions such as commercial banks, savings and loan associations and mortgage bankers, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities"). A substantial portion of the Portfolio's investment in Multi-Class Residential Mortgage Securities is expected to be Multi-Class Residential Mortgage Securities that are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior securities ("Subordinated Residential Mortgage Securities"). By investing in Subordinated Residential Mortgage Securities, the Portfolio seeks to increase yield to shareholders. The Portfolio seeks to limit the risks presented by such instruments by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it may acquire. The Portfolio purchases Subordinated Residential Mortgage Securities when, in the view of the Trusts' investment manager, Astra Management Corporation ("AMC" or the "Manager"), the potential for a higher marginal yield on such instruments outweighs any additional risk presented by the instruments. See "Multi-Class Residential Mortgage Securities."


The Trusts have experienced a significant increase in the rate of redemptions. As a result, the Portfolio has increasingly been managed to provide adequate cash reserves to satisfy redemption requests, resulting in a decreased ability to seek high current income with low volatility of principal, which are the Trusts' fundamental investment objective. Investing a larger percentage of portfolio assets in cash and short-term instruments results in lower yields than those typically received on investments in mortgage securities. See "Illiquid Securities."


     HOW DO I BUY AND SELL (REDEEM) MY SHARES OF THE TRUSTS?

Shares of Trust I-A are available through selected broker-dealers and other financial services firms at the net asset value per share. Shares of Trust II are available through such financial services firms at the net asset value per share plus a varying sales charge, depending on the amount of purchase. The minimum initial investment is $5,000 ($2,000 for IRAs). Shares of Trust II are redeemable at the net asset value per share on any business day. Shares of Trust I-A are redeemable at the net asset value per share on any business day, reduced by the amount of any applicable contingent deferred sales charge. Payments to you can be made either through brokers, directly to you, or to your designated bank. In addition, for the convenience of shareholders, each Trust provides certain shareholder services and privileges which may be suited to your particular investment needs. See "Shareholder's Guide."

     WHEN DO I RECEIVE INCOME?

You may elect to receive monthly dividends from net investment income in cash or have them reinvested in additional shares at net asset value. See "Choosing a Distribution Option."



     WHO IS ASTRA GROUP?

Astra Management Corporation ("AMC"), the Portfolio's investment manager and Astra Fund Distributors Corp. (the "Distributor"), the Trusts' principal underwriter, are part of Atlas Holdings Group, Inc. ("Atlas Group"), a financial services holding company which provides financial services to mutual funds. Atlas Group has total combined assets under management of approximately $200 million. AMC and the Distributor are part of the umbrella name "Astra Group."

     FEE TABLE

The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in a Trust (including costs and expenses charged by both the Trusts and the Portfolio.) The percentages shown below expressing Annual Trust Operating Expenses are based on actual amounts incurred by the Trusts for the fiscal year ended October 31, 1995.

Shareholder Transaction Expenses                         Trust I-A  Trust II
--------------------------------                         ---------  --------
  Maximum Sales Charge Imposed on Purchases
    (as percentage of offering price) ....................  NONE        3%
  Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price) ..................  NONE      NONE
  Deferred Sales Charge
    1st year .............................................    4%
    2nd year .............................................    3%
    3rd year .............................................    2%      NONE
    4th year .............................................    1%
    5th year and thereafter ..............................    0%
  Redemption Fees ........................................  NONE      NONE

Annual Trust Operating Expenses
-------------------------------

 (as a percentage of average net assets)
 Management Fees (See Management Fees)* .................. 0.55%      0.55%
 12b-1 Fees (See "Distribution Plan")** .................. 1.00%      0.25%
 Administration Fees (See "Administration Fees")* ........ 0.10%      0.10%
 Other Expenses .......................................... 0.79%      1.53%
                                                           ----       ----
 Total Trust Operating Expenses*** ....................... 2.44%      2.43%
                                                           ====       ====

----------

  * ASIS' Trustees believe that the aggregate per share operating expenses of each Trust and the Portfolio will be less than or approximately equal to the expenses that each Trust would incur if it retained the services of an investment adviser and its assets were invested directly in the type of securities held by the Portfolio.

 ** As a result of 12b-1 fees, a long-term shareholder in the Trusts may pay more than the economic equivalent of the maximum sales charges permitted by the Rules of the National Association of Securities Dealers, Inc. The Distribution Plan for Trust I-A provides for, among other things, the payment of interest at a specified rate on the balance of unreimbursed distribution expenses. Please see "Distribution Plans" at page 35.

*** More complete descriptions of the following expenses are set forth on the following pages: (i) Management Fees--page 34, (ii) 12b-1 Fees--pages 35 thru 37, and (iii) Administration Fees--page 34.

EXAMPLE

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in a Trust would have paid transaction and operating expenses at the end of each year as follows:

                            1 year     3 years      5 years    10 years
                            ------     -------      -------    --------
    Trust I-A                $65        $ 96         $131       $279
    Trust II                 $54        $104         $156       $299

You would pay the following expenses on the same investment assuming no redemption.

                           1 year     3 years      5 years    10 years
                           ------     -------      -------    --------
   Trust I-A                $25        $76          $131       $279

This Example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those shown. The foregoing table has not been audited by Tait, Weller & Baker, the Trusts' independent certified public accountants.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following financial highlights relating to the Trusts have been audited by Tait, Weller & Baker, independent certified public accountants, whose reports thereon appear in each Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995 and are incorporated by reference in this Prospectus. A copy of the Trusts' Annual Report to Shareholders may be obtained without charge by contacting the Trusts' Shareholder Servicing Agent at (800) 441-7267.



                                                                                               May 19, 1992
                                                                                             (commencement of
                                                        Year ended October 31,                operations) to
                                               ----------------------------------------         October 31,
                                               1995            1994              1993             1992
                                              -------        --------          -------        ---------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ......   $ 6.380        $  7.180          $  7.310         $  7.340
                                              -------        --------          --------         --------
Income (loss) from investment
 operations--
  Net investment income ...................     0.246 (e)       0.256             0.355            0.207
  Net realized and unrealized loss
   on investments .........................    (0.741)(e)      (0.726)           (0.041)          (0.004)
                                              -------        --------          --------         --------
    Total from investment operations ......    (0.495)         (0.470)            0.314            0.203
                                              -------        --------          --------         --------
Less distributions--
 Distributions from net investment
  income ..................................     0.252           0.308             0.410            0.207
 Distributions from paid-in capital .......     0.033           0.022             0.034            0.026
                                              -------        --------          --------         --------
    Total distributions ...................     0.285           0.330             0.444            0.233
                                              -------        --------          --------         --------
Net asset value, end of period ............   $ 5.600        $  6.380          $  7.180         $  7.310
                                              =======        ========          ========         ========

TOTAL RETURN (f) ..........................     (7.79)%         (6.77)%            4.53%           6.16%(a)

RATIO/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) ...........................   $65,881        $187,510          $378,912        $220,256
Ratio to average net assets--
 Expenses .................................      1.58%(b)        1.42%(b)          1.21%(b)        1.36%(a)(b)(c)
 Net investment income ....................      4.27%           3.68%             4.81%           5.59%(a)(d)
Portfolio turnover rate ...................         3%              3%                1%              0%


----------

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61% and 0.64%(a), respectively, of expenses of the Portfolio, which reduced dividends paid to Trust I-A.

(c) Ratio of expenses to average net assets prior to expense waivers was 1.39%(a).

(d) Ratio of net investment income to average net assets prior to expense waivers was 5.56%(a).

(e)  Based upon average shares outstanding throughout the period.

(f)  Calculated without the deduction of sales charges.

Further information about the Trust's performance is contained in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which may be obtained by shareholders without charge.

    ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following financial highlights relating to the Trusts have been audited by Tait, Weller & Baker, independent certified public accountants, whose reports thereon appear in each Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995 and are incorporated by reference in this Prospectus. A copy of the Trusts' Annual Report to Shareholders may be obtained without charge by contacting the Trusts' Shareholder Servicing Agent at (800) 441-7267.


                                                                                                          November 27, 1991
                                                                                                           (commencement of
                                                           Year ended October 31,                          operations) to
                                                -------------------------------------------------            October 31,
                                                  1995                1994                 1993                1992
                                                -------             --------             --------         ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .........  $ 6.470             $  7.240             $  7.320            $  7.350
                                                -------             --------             --------            --------
Income (loss) from investment
 operations--
  Net investment income ......................    0.251(e)             0.293                0.410               0.505
  Net realized and unrealized loss
   on investments ............................   (0.749)(e)           (0.730)              (0.044)             (0.033)
                                                -------             --------             --------            --------
    Total from investment
     operations ..............................   (0.498)              (0.437)               0.366               0.472
                                                -------             --------             --------            --------
Less distributions--
 Distributions from net investment
  income .....................................    0.260                0.303                0.415               0.502
 Distributions from realized gains
  on investments .............................       --                   --                0.003                  --
 Distributions from paid-in capital ..........    0.042                0.030                0.028                  --
                                                -------             --------             --------            --------
    Total distributions ......................    0.302                0.333                0.446               0.502
                                                -------             --------             --------            --------
Net asset value, end of period ...............  $ 5.670             $  6.470             $  7.240            $  7.320
                                                =======             ========             ========            ========

TOTAL RETURN (f) .............................    (7.74)%              (6.25)%               5.12%               7.13%(a)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) ..............................   $5,134              $12,359              $99,888             $88,901
Ratio to average net assets--
 Expenses ....................................     1.57%(b)             0.76%(b)             0.51%(b)            0.57%(a)(b)(c)
 Net investment income .......................     4.27%                4.27%                5.57%               7.09%(a)(d)
Portfolio turnover rate ......................        7%                  12%                  79%                 97%

----------

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61% and 0.64%(a), respectively, of expenses of the Portfolio, which reduced dividends paid to Trust II.

(c) Ratio of expenses to average net assets prior to expense waivers was 0.59%(a).

(d) Ratio of net investment income to average net assets prior to expense waivers was 7.07%(a).

(e)  Based upon average shares outstanding throughout the period.

(f)  Calculated without the deduction of sales charges.

Further information about the Trust's performance is contained in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which may be obtained by shareholders without charge.

                               HOW THE TRUSTS WORK

     SPECIAL INFORMATION REGARDING THE TRUSTS' STRUCTURE
------------

The investment objective of each Trust is to seek a high level of current income consistent with low volatility of principal. Each Trust's Investment objective is fundamental and may not be changed without shareholder approval. Each Trust pursues its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective as that of each Trust. Either Trust may withdraw its investment in the Portfolio at any time without shareholder approval if the Board of Trustees of ASIS decides that it is in the best interests of either or both of the Trusts to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including the investment of the assets of either or both of the Trusts in another registered investment company having the same investment objective as the Trusts or the retention of an investment adviser to manage either or both of the Trusts' assets in accordance with its investment objective. The investment objective of the Trusts and the Portfolio can only be changed with shareholder approval. Written notice shall be provided to shareholders of a Trust at least thirty days prior to any changes in a Trust's or the Portfolio's investment objective. If the objective of the Portfolio changes and the shareholders of a Trust do not approve a parallel change in the Trust's investment objective, such Trust would seek an alternative investment vehicle or directly retain its own investment adviser. There can be, of course, no assurance that the Trusts' and the Portfolio's objective will be achieved.

Investors should be aware that the Trusts, unlike mutual funds which directly acquire and manage their own portfolio of securities, seek to achieve their investment objective by investing all of their investable assets in the Portfolio, which is a separate investment company, as previously described. The fundamental and nonfundamental investment restrictions of the Trusts are identical to those of the Portfolio. The Trustees of ASIS believe that by investing all of its investable assets in the Portfolio, the Trusts expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio may achieve a lower ratio of operating expenses to net assets. Since the Trusts will invest only in the Portfolio, the Trusts' shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Pilgrim Group Inc., Astra's predecessor, had sponsored traditionally structured funds and, therefore, Astra has limited experience with funds that invest all of their assets in a separate portfolio.


In addition to selling its interests to the Trusts, the Portfolio may sell its interests to other affiliated or nonaffiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the Trusts and may charge different sales commissions. Therefore, investors in the Trusts may experience different returns from investors in another investment company which invests exclusively in the Portfolio. As of the date of this Prospectus, in addition to the Trusts, Astra Adjustable U.S. Government Securities Trust I and IV also invest exclusively in the Portfolio. In addition, the Portfolio may offer beneficial interests to other institutional investors in the future. Information regarding these other Trusts is available by calling the Trusts' Shareholder Servicing Agent at (800) 441-7267.


Investors in the Trusts should be aware that the Trusts' investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Trusts could have effective voting control over the operation of the Portfolio. Certain changes in the Portfolio's fundamental objectives, policies and restrictions could require a Trust to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio.

Should such a distribution occur, the Trusts could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Trusts and could affect adversely the liquidity of the Trusts.

See "Management Fees", "Administrative Fees" and "Distribution Plans" for a complete description of the management and other expenses associated with the Trusts' investment in the Portfolio.

     THE TRUSTS' INVESTMENT OBJECTIVE
------------

The investment objective of each Trust is to seek a high level of current income consistent with low volatility of principal. Each Trust pursues its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective as that of each Trust. The Portfolio invests at least 65% of its total assets in adjustable rate U.S. Government Mortgage Securities. The Portfolio invests the remainder of its assets in Multi-Class Residential Mortgage Securities. Multi-Class Residential Mortgage Securities are issued or sponsored by commercial banks, savings and loan associations or other financial institutions, have no governmental guarantee and are senior or subordinated to other mortgage securities arising out of the same pool of mortgages. The Portfolio expects that a substantial portion of its investment in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities. The mortgage securities in which the Portfolio invests represent a participation in mortgage loans secured by property consisting of single family, multi-family and mobile home park, residential property. The Portfolio only invests in those mortgage securities with underlying mortgages representing first liens on the properties securing such mortgages. There is, of course, no assurance that the Portfolio's objective will be achieved.

DUE TO INCREASINGLY ADVERSE MARKET CONDITIONS FOR ADJUSTABLE RATE MORTGAGE SECURITIES, INCLUDING SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES, THE PORTFOLIO HAS EXPERIENCED A NET REDUCTION IN THE VALUES OF THE SECURITIES IT HOLDS. ALTHOUGH THE MANAGER BELIEVES THAT UNDER NORMAL MARKET CONDITIONS THE PORTFOLIO'S INVESTMENT OBJECTIVE CAN BE ACHIEVED, THERE CAN BE NO ASSURANCE THAT THE ADVERSE MARKET CONDITIONS WILL NOT CONTINUE. IN ADDITION, AS THE TRUSTS HAVE EXPERIENCED AN INCREASE IN THE RATE OF REDEMPTIONS, CASH AND CASH EQUIVALENTS HAVE BEEN MAINTAINED IN ORDER TO MEET SUCH REDEMPTIONS, WHICH HAS HAD THE EFFECT OF REDUCING YIELD. THE MANAGER INTENDS TO MAINTAIN THIS POSITION UNTIL SUCH TIME AS THE MARKET FOR ADJUSTABLE RATE MORTGAGE SECURITIES NORMALIZES AND REDEMPTION RATES STABILIZE.

Traditionally, the mortgage securities in which most mutual funds invested were exclusively U.S. Government Mortgage Securities representing interests in pools of fixed rate mortgages. The Portfolio believes that by investing primarily in mortgage securities which have variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest. Unlike fixed-rate mortgages which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally is able to reinvest such amounts in securities with a higher current rate of return. However, the Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Portfolio would likely decrease. Also, the Portfolio's net asset value could vary due to market yield changes during interim periods between coupon reset dates, which typically range from one month to five years. Furthermore, during periods of declining interest rates, income to the Portfolio derived from ARMS will decrease in contrast to the income on fixed rate mortgages which will remain constant. In addition, ARMS have less potential for appreciation in value when interest rates decline than do fixed rate investments which tend to increase in value as interest rates decline. See "U.S. Government Mortgage Securities," "Characteristics of the Adjustable Rate Mortgage Securities in which the Portfolio Invests" and "Illiquid Securities."


Multi-Class Residential Mortgage Securities may constitute up to 35% of the Portfolio's assets. Unlike U.S. Government Mortgage Securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies or instrumentalities. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. Government Mortgage Securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government.


The Portfolio expects that a substantial portion of its assets invested in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities. Subordinated Residential Mortgage Securities are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage securities. Accordingly, losses on the underlying mortgage loans are generally borne by the holders of Subordinated Residential Mortgage Securities before they are borne by the holders of more senior mortgage securities arising out of the same pool. The holders of Subordinated Residential Mortgage Securities are therefore compensated with a higher stated yield than are the holders of more senior Multi-Class Residential Mortgage Securities. The return on Subordinated Residential Mortgage Securities is decreased by any loss incurred pursuant to the terms of the Subordinated Residential Mortgage Security.

A Multi-Class Residential Mortgage Security that is senior to a Subordinated Residential Mortgage Security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after any subordinated interests have been exhausted pursuant to the terms of the Subordinated Residential Mortgage Security. See "Multi-Class Residential Mortgage Securities." The primary credit risk to the Portfolio by investing in Subordinated Residential Mortgage Securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a Subordinated Residential Mortgage Security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses. The senior Multi-Class Residential Mortgage Securities in which the Portfolio invests are rated at least A by Standard & Poor's Corporation or Moody's Investors Service. The Subordinated Residential Mortgage Securities in which the Portfolio invests are generally unrated and the Manager is not in the business of determining credit ratings. However, the Manager believes that the Subordinated Residential Mortgage Securities in which the Portfolio invests generally present credit risks similar to that of corporate debt securities rated BBB or Baa by Standard and Poor's Corporation or Moody's Investors Service, respectively, although it notes that certain recently rated BBB mortgage securities have a first loss protection somewhat greater and a yield somewhat lower than the Subordinated Residential Mortgage Securities in which the Portfolio typically invests.

Debt rated "BBB" by Standard and Poor's Corporation is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Debt rated "Baa" by Moody's Investors Service is considered a medium grade obligation; i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Manager seeks to limit the risks presented by Subordinated Residential Mortgage Securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and Subordinated Residential Mortgage Securities. The Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying Subordinated Residential Mortgage Securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire Subordinated Residential Mortgage Securities where, in the view of the Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Manager seeks to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for Subordinated Residential Mortgage Securities.

Each Trust and the Portfolio are registered as a "non-diversified" investment company. Nevertheless, in accordance with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, each Trust and the Portfolio may not purchase the securities of any one issuer if, as a result of such purchase, more than 5% of a Trust's or the Portfolio's total assets would be invested in the securities of such issuer at the end of any fiscal quarter, except that with respect to 50% of either of the Trusts' or the Portfolio's total assets, a Trust or the Portfolio may invest up to 25% of its total assets in the securities of any one issuer. Securities of the U.S. Government and securities of other regulated investment companies are not subject to any investment limitations. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Portfolio's investments will be more affected by any single adverse economic, political or regulatory occurrence than will a diversified investment company.

The Portfolio intends to concentrate its investments in the asset-backed securities industry. This means that at least 25% of the Portfolio's investments will be in companies which issue asset-backed securities, such as Multi-Class Residential Mortgage Securities and residential mortgage loan pools. However, due to adverse economic conditions or for defensive purposes, the Portfolio may temporarily have less than 25% of the total value of its assets in that industry. The Portfolio will follow this policy at all times because it is fundamental and may not be changed without a majority vote of the Portfolio's shares.

The Portfolio may from time to time borrow money for the purpose of acquiring additional portfolio investments. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income per share. Any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. See "Borrowing."

U.S. GOVERNMENT MORTGAGE SECURITIES

The largest issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates mortgage securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally-insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

The mortgage securities either issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA, FHLMC, or FNMA fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool are passed through monthly to the holder of the Certificate

(i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government Mortgage Securities with comparable maturities. The Portfolio intends to invest in U.S. Government Mortgage Securities which are ARMS (see "Characteristics of the Adjustable Rate Mortgage Securities in Which the Portfolio Invests").

MULTI-CLASS RESIDENTIAL MORTGAGE SECURITIES

Multi-Class Residential Mortgage Securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as commercial banks, savings and loan associations and mortgage bankers. Unlike U.S. Government Mortgage Securities, such as those issued by GNMA, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies or instrumentalities. The yields on Multi-Class Residential Mortgage Securities, however, have been historically higher than the yields on U.S. Government Mortgage Securities. The Multi-Class Residential Mortgage Securities in which the Portfolio invests may be ARMS.

Multi-Class Residential Mortgage Securities are issued with one or more classes subordinate in a specified manner as to the payment of principal and interest. As a result, losses on the underlying mortgage loans are borne by the holders of the Subordinated Residential Mortgage Securities before the holders of more senior mortgage securities. Accordingly, the stated yield of Subordinated Residential Mortgage Securities is greater than that of more senior Multi-Class Residential Mortgage Securities arising out of the same pool. The return on Subordinated Residential Mortgage Securities is, in turn, decreased by any realized losses incurred pursuant to the terms of the Subordinated Residential Mortgage Security. While the Portfolio invests in both senior Multi-Class Residential Mortgage Securities and Subordinated Residential Mortgage Securities, the Portfolio expects that at least a substantial portion of its investment in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities.

Multi-Class Residential Mortgage Securities represent a beneficial interest in a pool of mortgage loans typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party who is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, who may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans. (See the Statement of Additional Information for further discussion of these matters.)

A type of Subordinated Residential Mortgage Security is sometimes called a "Special Hazard Certificate." With these securities, a holder bears some or all losses resulting from special hazard losses to the property securing the mortgages underlying the other class or classes of Multi-Class Residential Mortgage Securities arising out of the same pool of mortgages. Special hazard risks may include damage to mortgage properties caused by earthquakes, landslides, vandalism, or other risks not covered by other requisite insurance policies.

The Portfolio seeks to limit the risks presented by Subordinated Residential Mortgage Securities by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it acquires. The Portfolio invests in Subordinated Residential Mortgage Securities when, in the judgment of the Manager, the difference in stated yield on Subordinated Residential Mortgage Securities over that of the Senior Mortgage Securities exceeds the marginal risk assumed by the holders of the Subordinated Residential Mortgage Securities. See "Risks of Subordinated Residential Mortgage Securities."

The Portfolio seeks to purchase Multi-Class Residential Mortgage Securities with underlying mortgage loans secured by property located in geographic regions that present favorable economic conditions. In this regard, the Manager considers and analyzes residential housing trends, employment information, demographic data and other information it deems relevant in evaluating a geographic region. The Manager also considers principal prepayment histories of borrowers of mortgages secured by residential property located in the region.

The Portfolio may invest in Multi-Class Residential Mortgage Securities that represent an interest in mortgage pass-through securities.

CHARACTERISTICS OF THE ADJUSTABLE RATE
MORTGAGE SECURITIES IN WHICH THE PORTFOLIO INVESTS

General. ARMS are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. Mortgages which collateralize ARMS have become an increasingly important form of residential financing. Generally, ARMS are collateralized by mortgages that have a specified maturity date and which amortize principal much in the fashion of a fixed rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMS will behave like fixed rate mortgages in that current levels of prepayments of principal on the underlying mortgages could accelerate. Furthermore, during periods of declining interest rates, income to the Portfolio derived from ARMS will decrease in contrast to the income on fixed rate mortgages which will remain constant. In addition, ARMS also have less potential for appreciation in value when interest rates decline than do fixed rate investments which tend to increase in value as interest rates decline. However, one difference between mortgages which collateralize ARMS and fixed rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARMS' security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest rate that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to adjustable rate mortgages that the Portfolio's Manager believes make them attractive investments in seeking to accomplish the Portfolio's objective.

The market value of ARMS, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, ARMS, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

The adjustable interest rate feature of the underlying mortgages generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates

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on the mortgages underlying the Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Portfolio to fluctuate less dramatically than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate possibly resulting in a slightly lower net asset value until the coupon resets to market rates, which could take as long as one month to five years. Thus, investors could suffer some principal loss if they sold their shares of a Trust before the interest rates on the underlying mortgages held by the Portfolio are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Portfolio's net asset value will fluctuate as well. Since most mortgage securities in the Portfolio's portfolio will generally have annual reset caps of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term fixed-rate debt securities and consequently to decrease in value.

Historically, ARMS have had a higher default rate than fixed rate mortgages. Recently, however, most ARMS originators have changed their underwriting procedures to ensure that applicants qualify for their mortgage amounts based on the "fully indexed" interest rate of the mortgage. In the past, many originators would qualify applicants based on the initial interest rate of the mortgage (commonly called a "teaser rate") which in most instances was substantially lower than the "fully indexed" interest rate. This procedure resulted in higher default and delinquency rates for ARMS than for fixed rate mortgages once the mortgages adjusted up to the "fully indexed" interest rate. The Manager believes that the curtailment of this practice by most originators will, over time, lead to a substantial narrowing in the default rates between fixed and adjustable rate mortgages.

Caps and Floors. The underlying mortgages which collateralize the ARMS in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. Negative amortization occurs when a loan payment does not keep pace with interest rates and is less than the interest due for the time period covered by such payment. The result is that the amount of the deficiency is added to the unpaid principal balance on the loan, increasing the outstanding amount of the loan notwithstanding the fact that the amount due has been paid.

Resets. The interest rates paid on the ARMS in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolio may invest in collateralized mortgage obligations ("CMOs"). Collateralized mortgage obligations are debt obligations collateralized either by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets.") Payments of principal and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs.

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

CMOs may be issued by the U.S. Government, its agencies or instrumentalities or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of such entities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities, but they may also be collateralized by whole loans or private mortgage pass-through securities. CMOs purchased by the Portfolio will be, at the time of purchase, rated at least A by either Standard & Poor's Corporation or Moody's Investors Service, or, if unrated, such instruments will be, in the opinion of the Manager, of comparable quality to such securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs (other than any "principal-only" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In a common structure, payments of principal (including any prepayments) on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES

The Portfolio may invest in stripped mortgage-backed securities ("SMBS"). Stripped mortgage-backed securities are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on both PO and IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. If the underlying Mortgage Assets of an IO class of SMBS experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category. SMBS experience greater volatility in market value than mortgage securities in general. SMBS purchased by the Portfolio will be, at the time of purchase, rated at least A by either Standard & Poor's Corporation or Moody's Investors Service, or, if unrated, such instruments will be, in the opinion of the Manager, of comparable quality to such securities.

The staff (the "Staff") of the Securities and Exchange Commission (the "SEC") takes the position that SMBS issued by the U.S. Government or its agencies or instrumentalities which are backed by fixed-rate mortgages may be considered liquid securities as determined under guidelines and standards established by the Board of Trustees. The Staff considers SMBS not issued by the U.S. Government or its agencies or instrumentalities and SMBS not backed by fixed rate mortgages as illiquid securities. The Portfolio will treat these instruments as illiquid when testing its portfolio for compliance with the 15% limitation on illiquid investments. See "Illiquid Securities".

RISKS OF MORTGAGE SECURITIES

The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities,

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

usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

RISKS OF SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES

Subordinated Residential Mortgage Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional debt securities and mortgage securities. In addition, while Subordinated Residential Mortgage Securities have a higher stated yield than traditional mortgage securities, holders of Subordinated Residential Mortgage Securities bear a greater risk of loss than do holders of senior or more traditional mortgage obligations. Such holders bear all or a portion of losses arising from the mortgage pool prior to senior holders bearing any such losses. The primary credit risk arising from a holder's subordination is the potential loss caused by a default on the part of the borrower of the mortgages securing the instrument. This risk is usually greater during a period of declining or stagnant real estate values. There may be certain costs and delays associated with foreclosure. There is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses, in which case the Portfolio may, depending on the nature of its subordination, suffer a loss equal to the difference between this amount and the liquidation proceeds. A Subordinated Residential Mortgage Security may provide that a holder bears a portion or all of the risk of such losses resulting from (i) the decrease in value of the property caused by special hazard risks and/or (ii) all other losses resulting from the default by a borrower. Accordingly, distributions on Subordinated Residential Mortgage Securities may be reduced by realized losses.

The Portfolio, however, seeks to limit the risks presented by such instruments by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it acquires and evaluating the likelihood of losses occurring. The Portfolio seeks opportunities to acquire Subordinated Residential Mortgage Securities where in the view of the Manager, the potential for a higher marginal yield on such instruments outweighs any additional risk presented by such instrument. In addition, the Manager seeks to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for Subordinated Residential Mortgage Securities. See "Illiquid Securities."

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OTHER INVESTMENT POLICIES

Interest Rate Swaps and Hedging Transactions. The Portfolio may enter into various hedging transactions, such as engaging in interest rate swaps and interest rate futures transactions and purchasing and selling interest rate collars, caps and floors to protect against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of its portfolio. Hedging transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any hedging transaction is a function of market conditions. Further hedging transactions may be used by the Portfolio in the future as they are developed or deemed by the Board of Trustees of AIST to be appropriate, and to be in the best interest of investors in the Portfolio. The Portfolio intends to use these transactions as a hedge against interest rate fluctuations and not as speculative investments. The Portfolio reserves the right, but has no current intention, to engage in options and future transactions other than futures transactions on interest rates.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The Portfolio will not enter into swaps, caps, collars or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Portfolio may enter into interest rate futures contracts to protect against fluctuations in interest rates effecting the value of debt securities that the Portfolio either holds or intends to acquire. The Portfolio will only enter into futures transactions on a national exchange. The Portfolio's use of such instruments will in all cases be consistent with the applicable regulatory requirements and, in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Portfolio must comply in order to avoid registration as a commodity pool operator under the Commodity Exchange Act and any applicable state law.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, AMC and the Portfolio believe such obligations do not constitute senior securities. The staff (the "Staff") of the Securities and Exchange Commission (the "SEC") is presently considering its position with respect to swaps, caps, collars and floors as senior securities. Pending a determination by the Staff, the Portfolio will either treat caps, collars and floors as being subject to its senior securities restrictions or will refrain from engaging in caps, collars and floors. Once the Staff has expressed a position with respect to swaps, caps, collars and floors, the Portfolio intends to engage in swaps, caps, collars and floors, if at all, in a manner consistent with such position. The Portfolio will not treat swaps covered in accordance with applicable regulatory requirements as senior securities. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash, U.S. Government Securities or other

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

liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Portfolio's custodian in a segregated account. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain in the segregated account the full amount of the Portfolio's obligations under each such swap. The Portfolio may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by AMC, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be credit worthy. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Portfolio's rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms AMC believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Staff to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. See "lliquid Securities."

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Portfolio's portfolio securities and depends on AMC's ability to predict correctly the direction and degree of movements in interest rates. Although the Portfolio believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if AMC's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transactions. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor. The Portfolio believes that AMC possesses the skills necessary for the successful utilization of hedging and risk management transactions.

Other risks associated with the use of futures contracts are: (i) imperfect correlation between the change in the market value of the underlying commodity and the prices of futures contracts and options with the result that futures and options may fail as hedging techniques in cases where the price movements of the securities underlying the futures and options do not follow the price movements of the Portfolio's portfolio securities subject to a hedge; and (ii) possible lack of a liquid secondary market for a futures position when liquidation of that position is desired with the result that the Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist. In addition, because of the margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader (i.e., the Portfolio). Furthermore, many futures exchanges and boards of trade limit the amount of fluctuations permitted in futures contract prices during a single trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

New financial products continue to be developed and the Portfolio may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

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

When-Issued and Forward Commitment Securities. The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices and/or secure a favorable rate of return. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date which may be a month or more after the date of the transaction. At the time the Portfolio makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may experience a gain or loss due to market fluctuation. On the delivery date, the Portfolio will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss or will have lost the opportunity to otherwise invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions. Securities purchased on a when-issued, delayed delivery or forward commitment basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Borrowing. The Portfolio may from time to time borrow money for the purpose of acquiring additional portfolio investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. The amount of any such borrowing or issuance will depend upon market or economic conditions existing at that time. The Portfolio may also borrow in order to assure that it remains fully invested by using borrowed cash to purchase portfolio investments with the intent of repaying the borrowings from the proceeds of expected sales of Portfolio shares.

The Portfolio may borrow money from banks on a secured or unsecured basis at variable or fixed rates. However, as prescribed by the Investment Company Act of 1940, the Portfolio will be required to maintain specified asset coverage of at least 300% with respect to any such bank borrowing immediately following any such borrowing or issuance. If at any time asset coverage falls below 300%, the Portfolio must, within three days (not including Sundays and holidays) reduce the amount of its borrowings until it has 300% coverage. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

In addition, the Portfolio may on a temporary basis issue a note or other evidence of indebtedness representing up to 5% of its assets at the time the loan is made. Such a borrowing must be privately arranged and not intended to be publicly distributed and is presumed to be for temporary purposes if it is repaid within 60 days.

While, as stated above, the Portfolio will borrow money for the purpose of acquiring additional portfolio investments only when it believes that such borrowing will produce additional income to the Portfolio, the interest cost on the capital raised through leverage may exceed the interest on the assets purchased. The Portfolio may also be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income per share. However, any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. Such risks may be mitigated through the use of borrowings and issuances of indebtedness that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing debt, the use of leverage will diminish the investment performance of the Portfolio compared with what it would have been without leverage.

The Portfolio will not always borrow money or issue debt to finance additional investments. The Portfolio's willingness to borrow money and issue debt for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are the investment outlook, market conditions and interest rates. To the extent that the Portfolio invests borrowed money in short-term fixed-rate debt obligations, successful use of a leveraging strategy depends on AMC's ability to correctly predict interest rates and market movements over these short-term periods. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans of Portfolio Securities. The Portfolio may make loans of its portfolio securities under certain circumstances. With the approval of the Trustees of AIST and subject to various conditions which may be imposed from time to time under various securities regulations, the Portfolio may lend its portfolio securities to qualified broker/dealers or other institutional investors provided that such loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan, that the borrower deposits and maintains with the Portfolio at least 102% cash collateral and provided the portfolio securities loaned are "marked to market" daily. There are risks of delay in recovery and loss of rights and collateral should the borrower fail financially. The lending of securities is a common practice in the securities industry. The Portfolio will engage in security loan arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term interest bearing obligations, but will do so only to the extent consistent with its tax status as a regulated investment company. The Portfolio will continue to be entitled to all interest on any loaned securities.

Illiquid Securities. The Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Portfolio expects that the Subordinated Residential Mortgage Securities in which it invests generally will be restricted securities.

The Portfolio will not invest more than 15% of its assets in illiquid investments. The Portfolio will adhere to a more restrictive limitation on its investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Trusts are registered for sale. Illiquid securities include securities that are not readily marketable and restricted securities, unless the Trustees of AIST determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Trustees of AIST may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees of AIST, however, retain oversight and will be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees of AIST will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. In such event, the Trustees will consider appropriate remedies to maximize the Portfolio's liquidity and its ability to meet redemption requests within seven days.


The Trusts have experienced an increase in the rate of redemptions. As a result, the Portfolios have increasingly been managed to provide adequate cash reserves to satisfy redemption requests, resulting in decreased ability to seek high current income with low volatility of principal, which is the Trusts' fundamental investment objective. Investing a larger percentage of portfolio assets in cash and short-term instruments results in lower yields than those typically received on investments in mortgage securities. Moreover, adverse market conditions have resulted in a decrease in the value of subordinated adjustable rate mortgage
(ARM) securities of the type in which the Trusts have invested.


Significant increases in interest rates in 1994 resulted in a general decline in bond prices. In an environment of rapidly rising interest rates, while the interest rates on the underlying ARMs continue to reset, the value of ARM securities decline, because interest rates rise faster than resets occur. Typically it takes 45-60 days before interest rate resets are reflected in the Portfolio. In addition, the mortgages underlying the Portfolio's securities typically reset once a year, so it may be a full year before certain of the Portfolio's mortgages reset to reflect any increases in the interest rates.

In 1995 U.S. short- and long-term interest rates generally declined. However, performance of the Portfolio was negatively affected by the lingering effects of the recessionary environment in California, which proved to be much deeper and more prolonged than originally anticipated. In particular, real estate values fell or remained at depressed levels, which led to increased credit risk and, in turn, resulted in increased default losses on a number of the subordinated mortgage securities backed by Southern California real estate held by the Portfolio.

The performance of the Portfolio has been negatively affected by the interest rate conditions in the ARM securities market. As a result of the 1994 interest rate increases and declining bond prices, combined with negative publicity on the mortgage securities market and the higher than expected price volatility experienced with many mortgage-backed securities, mortgage funds industry-wide continued to experience heavy redemptions in 1995. As a result, ARM funds continued to liquidate subordinated mortgage securities to meet redemption requests. This resulted in an increased supply of subordinated mortgage securities in the market, bringing wider spreads over the relevant indices and reduced prices.

The increase in redemptions along with adverse interest rate conditions in 1994 and deteriorating credit risks have caused the market for subordinated mortgage securities to be less liquid. Over the long term, AMC believes that the market will value portfolio securities based primarily upon fundamental considerations of credit quality, prepayment rates and other such factors, with less emphasis on market conditions. Yet there can be no assurance that such will be the case. Further fluctuations in net asset value may occur as a result of such factors as deteriorating or improving market conditions and liquidity and credit experience of portfolio securities.

The Staff has taken the position that special hazard certificates, interest rate swaps, caps, collars and floors and SMBS not issued by the U.S. Government or its agencies, or instrumentalities and SMBS not backed by fixed-rate mortgages should be deemed illiquid. Accordingly, the Portfolio currently treats these instruments as illiquid when testing its portfolio for compliance with the 15% limitation on illiquid investments.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who bears the expenses of registering the restricted securities and prevailing supply and demand conditions.


Portfolio Turnover. The Portfolio's portfolio turnover rate may vary from year to year, as well as within a year. The annual rate of the Portfolio's portfolio turnover for the fiscal years ended October 31, 1994 and 1995 was 83% and 108%, respectively. A higher portfolio turnover rate may result in higher brokerage commissions and other transactional expenses which must be borne, directly or indirectly, by a portfolio and ultimately by a Trust's shareholders. The Portfolio anticipates that its annual portfolio turnover rate generally will not exceed 100%. See "Execution of Portfolio Transactions" in the Statement of Additional Information. The portfolio turnover rate for the Trust as set forth in "Financial Highlights" reflects the purchase and redemption by the Trust of shares of the Portfolio.

Temporary Defensive Positions. When maintaining a temporary defensive position, the Portfolio may invest its assets without limit in short-term U.S. Government and U.S. Government agency securities including, among others, FNMA and FHLMC short-term agency discount notes.

     DISTRIBUTIONS AND TAXES
-------------

DISTRIBUTIONS

Income dividends will be declared and paid monthly. Each Trust intends to declare or distribute sufficient dividends from its net investment income and/or net capital gain income in order to avoid the imposition of a 4% excise tax.

CHOOSING A DISTRIBUTION OPTION

When you buy shares of the Trust you may choose from the following distribution options:

(1) The Share Option reinvests your income dividends and/or capital gains distributions, if any, in additional shares. If no option is selected, income dividends (and capital gains, if any) will be reinvested in additional shares of the Trust. Income dividends and/or capital gains will be reinvested at the net asset value as of the reinvestment date for the distribution.

(2) With the Cash Option, you may receive income dividends and/or capital gains distributions in cash. If you select this option and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for 6 months, your money will be reinvested in your account at the then-current net asset value and your election will be converted to reinvesting both income dividends and capital gain distributions in additional shares.

(3) If you are also a shareholder in any of the other Astra Funds distributed by the Distributor, the Transfer Option permits you to have income dividends and/or capital gain distributions of the Trust automatically invested in shares of any of those Astra Funds of which you are a shareholder at the applicable net asset value. If you select this option, the minimum investment requirements for additions to an existing account will be waived.

Once again, you must specify which option you desire when you place your order or submit your application. The tax consequences of distributions (described below) are the same whether you choose to receive them in cash or to reinvest them in additional shares of a Trust or another Astra Fund.

If for any fiscal year of a Trust, the amount of distributions paid or deemed paid for such year exceeds its investment company taxable income plus net realized capital gains for such year, the amount of such excess would be treated as a return of capital to all those shareholders who held shares of a Trust during the year. In such case, each distribution paid or deemed paid for that year would be treated, in the same proportion, in part as a distribution of taxable income and in part as a return of capital. Shareholders would incur no current Federal income tax on the portion of such distributions which are treated as a return of capital, but each shareholder's basis in his Trust shares would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease their capital loss) upon subsequent redemption of his shares.

TAXES

Taxation of the Trusts. Each Trust is treated as a separate entity for federal income tax purposes. Each Trust intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its net investment income and net realized short-term and long-term capital gains for a fiscal year in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets, each Trust should not be liable for Federal income or excise taxes.

Taxation of Shareholders. For Federal income tax purposes, any income dividends which you receive from a Trust, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned your Trust shares and regardless of whether you receive such distributions in cash or in additional shares. Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Trust shares are taxable events on which a shareholder may realize a gain or loss. All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the same Trust are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

The Trusts may be required to report to the Internal Revenue Service any taxable dividend or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the shareholder application form. A shareholder may also be subject to backup withholding if the IRS or a broker notifies a Trust that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous underreporting of interest or dividend income.

Shareholders should consult their tax advisors with respect to the applicability of state and local income taxes to distributions and redemption proceeds received from a Trust. Distributions by the Trusts to shareholders who are nonresident aliens or foreign corporations may be subject to U.S. withholding taxes. Such shareholders should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from a Trust.

                               SHAREHOLDER'S GUIDE

     HOW TO BUY SHARES OF THE TRUSTS
-------------

Shares of the Trusts are made available through selected financial service firms such as broker-dealer firms and banks ("Firms") who have signed agreements with the Distributor, the Trusts' principal underwriter. Shares may also be purchased by check or wire directly to the Trusts' Transfer Agent. The minimum initial investment by a shareholder in a Trust is $5,000 ($2,000 for IRAs). The minimum subsequent investment is $250, but these requirements may be changed or waived at any time at management's discretion. Any order for the purchase of shares may be rejected in whole or in part. Trust I-A's offering price is the net asset value next determined after an order is received. Trust II's offering price is the net asset value next determined after an order is received, plus a varying sales charge, depending upon the amount invested.

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

The sales charge applicable to shares of Trust II is determined as follows:

                                           SALES CHARGE
                                      ---------------------
                                       AS % OF      AS % OF       DEALER
                                       PUBLIC         NET       REALLOWANCE
                                      OFFERING      AMOUNT        AS % OF
      ON PURCHASES OF:                  PRICE      INVESTED    OFFERING PRICE
      ----------------                --------     --------    ---------------
      $  5,000-$ 99,999 ..........      3.00%        3.09%        3.00%
      $100,000-$249,999 ..........      2.50%        2.56%        2.50%
      $250,000-$499,999 ..........      2.00%        2.04%        2.00%
      $500,000-$749,999 ..........      1.50%        1.52%        1.50%
      $750,000-$999,999 ..........      1.00%        1.01%        1.00%
      $1,000,000 and over* .......       None         None           *

-----------

* On purchase of $1,000,000 and over, shares are acquired at net asset value with no sales charges, but the Distributor, from its own assets, will pay the selling firm .25% of the offering price.

The sales charge assessed upon the purchase of shares of Trust II is not an expense of Trust II and has no effect on the net asset value of shares of Trust
II. The Distributor allows the selling firm to retain 100% of the sales charge. This may result in the selling firm being considered an underwriter under the Securities Act of 1933, as amended.

In connection with sales of shares of Trust I-A, the Distributor compensates the Firms at a rate of 3.0% of purchase payments for shares subject to a contingent deferred sales charge. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Trusts and other Astra Funds.

You will receive a confirmation of each new transaction in your account, which will also show you the number of Trust shares you own and the number of shares being held in safekeeping by the Trust's Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of a Trust will not be issued unless you request them in writing.

PURCHASES BY WIRE

Purchases by wire transfer should be directed to "Investors Fiduciary Trust Co. ABA 101003621 for credit to Astra Adjustable U.S. Government Securities Trust I-A or II (as applicable) A/C 890752-443-9 for further credit to shareholder A/C # ______________, Shareholder Name: _______________________."

For initial purchase by Federal funds wire, you must first obtain an account number by telephoning the Trusts' Shareholder Servicing Agent at 800-441-7267. You may then instruct your bank to wire funds as described above. After you have received an account number and have wired funds, you must complete the application form that accompanies this Prospectus and send it to:

           DST Systems, Inc.
           P.O. Box 419174
           Kansas City, MO 64141
           Attn: Order Department

This procedure is for the protection of shareholders. A Trust will not honor orders for redemptions until it receives the proper authorizations. See the Application included in this Prospectus.

For subsequent investments by wire, first telephone either Trust I-A or Trust II, at 800-441-7267, to obtain a wire reference number prior to transmission. This helps the Trusts to ensure the proper credit to your account.

Shares purchased by Federal funds wire will be purchased at the close of business on the day on which the Federal funds wire is received and, if the wire is received before 11:00 A.M. New York time, the shares will be entitled to dividends on that business day. Shares purchased by Federal funds wire received after 11:00 A.M. New York time will be entitled to dividends on the next business day.

PURCHASES THROUGH DEALER


Orders for purchase of shares placed through dealers will receive the net asset value next computed following receipt of the order provided the dealer receives the order prior to the close of the New York Stock Exchange and transmits it to the Distributor prior to its close of business that same day (normally 3:00 p.m. Pacific time). In order to establish an Individual Retirement Account whereby Investors Fiduciary Trust Company acts as Custodian, dealers must provide the Trusts' Transfer Agent with a completed IRA application signed by the investor prior to settlement of such purchase orders.


Dealers are required to provide payment within five business days after placing an order. DEALERS MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

PURCHASES BY CHECK

An initial investment made by check must be accompanied by an Application, completed in its entirety. Additional shares of a Trust may also be purchased by sending a check payable to the appropriate Trust, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

PRE-AUTHORIZED INVESTMENT PLAN

For your convenience, a pre-authorized investment plan (see "Pre-Authorized Investment Plan" on the Additional Account Privileges Form) may be established whereby your personal bank account is automatically debited and your Trust Account is automatically credited with additional full and fractional shares ($250 subsequent minimum investment). For further information on pre-authorized investment plans, please contact the Shareholder Servicing Agent.

The minimum investment requirements may be waived by a Trust for purchases made pursuant to certain programs such as payroll deduction plans and retirement plans.

LETTER OF INTENT AND RIGHTS OF ACCUMULATION

TRUST II. An investor may immediately qualify for a reduced sales charge on a purchase of shares of any Astra Fund which imposes an initial sales charge by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for a reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with Trust II. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Astra Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Astra Funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of

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

the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemptions) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: A minimum initial investment equal to 25% of the intended total investment is required. Five percent (5%) of the amount of the total intended purchase will be held in escrow (the "Escrow Shares"), in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The Escrow Shares will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the Escrow Shares will be paid as directed by the investor. The Escrow Shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the Escrow Shares will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent to reflect such further quantity discount on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the Escrow Shares held for the investor's account will be released to the account in the name of the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of Escrow Shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an Investor grants to the Distributor a security interest in the Escrow Shares and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. The investor or the securities dealer must inform DST or the Distributor that this Letter is in effect each time a purchase is made.

The value of all shares of Trust II plus shares of the other funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. The reduced sales charges also apply, on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million.

Shares of Trust II and any other Astra Fund purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

For purposes of Rights of Accumulation and the Letter of Intent privilege, shares held by investors in any Astra Fund which imposes a contingent deferred sales charge ("CDSC"), may be combined with shares of Trust II for a reduced sales charge but will not affect any CDSC which may be imposed on the redemption of shares of a fund which imposes a CDSC.

The Letter of Intent option may be modified or discontinued at any time.

COMBINED PURCHASE PRIVILEGE


The Combined Purchase Privilege is intended to allow qualifying investors a reduced sales charge only in an Astra Fund which imposes an initial sales charge and will not affect any CDSC which may be imposed on the redemption of Trust I-A shares or the compensation to selling Firms on the sale of Trust I-A shares. Investors may qualify for the Combined Purchase Privilege by combining purchases of Trust I-A shares with shares of any Astra Fund, which imposes an initial sales charge. Shares of Trust I-A may also be combined with shares of such other Astra Funds for purposes of completing a Letter of Intent.


SPECIAL PURCHASES AT NET ASSET VALUE (Trust II Only)

Shares of Trust II may be purchased at net asset value by persons who have, within the previous 30 days, redeemed their shares of any Astra Fund which imposes a sales charge. The amount which may be purchased at net asset value is limited to an amount up to, but not exceeding, the net amount of redemption proceeds. Such purchases may also be handled by a securities dealer, who may charge the shareholder a fee for this service.

Shares of Trust II may be purchased at net asset value where the amount invested is documented to the Trust to be proceeds from the redemption (within 60 days of the purchase of Trust II shares) of shares of unrelated investment companies and where the investor paid an initial sales charge.

Shares of Trust II may also be purchased at net asset value by any charitable organization, state, county or city, or any instrumentality, department, authority or agency thereof which has determined that Trust II is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made through a dealer who has executed a selling group agreement with respect to the Astra Funds, the Distributor may pay such dealer .25% of the offering price.


Officers, directors and bona fide full-time employees of the Trusts and with certain exceptions most officers, directors and full-time employees of AMC, the Distributor, the Trusts' service agents, or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations-in-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of AMC, may purchase shares of the Trusts at net value without a sales charge. Such a purchaser is required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to a Trust. Relative to certain fee based Registered Investment Advisors, Management may, under certain circumstances, allow such Advisors to make investments on behalf of their clients at net asset value, without any commission or concessions.


Additional terms concerning the offering of Trust II's shares are included in the Statement of Additional Information.

     HOW TO REDEEM SHARES OF THE TRUSTS
-------------

TRUST I-A. Shares of Trust I-A are redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business, reduced by the amount of any applicable contingent deferred sales charge described below and the amount of any Federal income tax required to be withheld.

If the shareholder holds his Trust I-A shares for more than four years after their purchase, he will not have to pay any charge when he redeems those shares. Shares of Trust I-A redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) will be subject to a contingent deferred sales charge. A contingent deferred sales charge is not imposed on (a) shares of Trust I-A in the account which were purchased more than four years prior to the redemption, (b) all shares of Trust I-A in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, of value of all other shares of Trust I-A in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses
(a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions for shares of Trust I-A will be made in accordance with the following schedule:

            Year of                                  Contingent
          Redemption                               Deferred Sales
        After Purchase                                Charge
        --------------                             --------------
            First ...............................       4%
            Second ..............................       3%
            Third ...............................       2%
            Fourth ..............................       1%
            Fifth and following .................       0%

The contingent deferred sales charge will be paid to the Distributor and may affect the amount of (i) Uncovered Distribution Charges calculated under the Trust I-A's Distribution Plan, (ii) the advisory fee payable to AMC and (iii) the daily compensation payable to the Distributor under Trust I-A's Distribution Plan (See "Distribution Plan").

No contingent deferred sales charge will be payable in connection with the redemption of shares of Trust I-A purchased by officers, directors and bona fide full-time employees of ASIS, and with certain exceptions, officers, directors and full-time employees and sales representatives of AMC, the Distributor or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit of such persons), broker-dealers having sales agreements with the Distributor, all for their own accounts or for their spouse and children, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchases are for their own investment purposes only and the purchaser represents that the shares will not be resold except to Trust I-A).

No contingent deferred sales charge will be payable in connection with the redemption of shares of Trust I-A which were acquired via certain exchange transactions as fully described in the Exchange Privilege Section of this prospectus.

The contingent deferred sales charge will be waived for certain redemptions of shares of Trust I-A (i) upon the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an IRA or other qualified retirement plan. The contingent deferred sales charge will be waived in the case of a redemption of shares of Trust I-A following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of Trust I-A owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The contingent deferred sales charge will also be waived in the case of a total or partial redemption of shares of Trust I-A in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Trusts' Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the contingent deferred sales charge. The relevant information as requested in the Contingent Deferred Sales Charge Waiver Form, included in this prospectus on page 45, must be provided to the Trusts' Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the Investor's entitlement.

TRUST II. Shares of Trust II are redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business. The shares of Trust II are not subject to a contingent deferred sales charge.

                              TYPES OF REDEMPTIONS

REDEMPTIONS BY MAIL

A written request for redemption (or an endorsed share certificate, if issued) must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. The Transfer Agent may also require a signature guarantee by an eligible guarantor as stipulated in Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. To determine whether a signature guarantee or other documentation is required, shareholders may call the Trusts' Shareholder Servicing Agent at (800) 441-7267.

REDEMPTION OF SHARES BY SECURITIES DEALERS

Brokers, dealers, or other sales agents may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Trusts nor the Distributor impose any such charges other than the contingent deferred sales charge described above in connection with the redemption of shares of Trust I-A.

EXPEDITED TELEPHONE REDEMPTIONS

You may have the payment of redemption requests (of $5,000 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). If no share certificates have been issued, you may request a wire redemption by telephone or wire to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 441-7267. You must complete the "Expedited Redemptions" section of the Application for this privilege to be applicable to you.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to him or her, or to anyone else properly designated as long as the account has a value (i.e., net asset value before any contingent deferred sales charge with respect to shares of Trust I-A) of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater.

There are no separate charges to you under this Plan, however, all shares of Trust I-A may be subject to applicable contingent deferred sales charge. A number of full and fractional shares equal in value, after taking

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

into account any applicable contingent deferred sales charge, to the amount of the requested payment will be redeemed. Such redemptions are normally processed on the fifth day prior to the end of the month or quarter. Checks are then mailed on or about the first of the following month. Shareholders who elect to have a Systematic Withdrawal Plan must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the Systematic Withdrawal Plan section on the Additional Account Privileges Form.

You may change the amount, frequency, and payee, or terminate this plan by giving written notice to the Trusts' Transfer Agent. As shares of a Trust are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or a Trust.

GENERAL

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Trust may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Trusts recommend that all purchases be made by bank wire Federal funds. A Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC. Due to the relatively high cost of handling small investments, the Trusts reserve the right upon 30-days' written notice to redeem, at net asset value, the shares of any shareholder whose account (except for IRAs) has a value of less than $5,000 other than as a result of a decline in the net asset value per share.

     SHAREHOLDER SERVICES AND PRIVILEGES
-------------

EXCHANGE PRIVILEGE

TRUST I-A. Shares of Trust I-A which have been held for a minimum of 30 days may be exchanged for shares of any other Astra Fund which imposes a comparable contingent deferred sales charge and offers an exchange privilege at the then current net asset values of the respective funds and such exchanged shares will not be subject to an amount of the otherwise applicable contingent deferred sales charge at the time of such exchange. However, shares acquired as a result of such exchange and subsequently redeemed will be subject to the then applicable contingent deferred sales charge if such shares were held less than four years since the purchase of Trust I-A's shares.

Shares of Trust I-A held for at least four years may be exchanged into any other Astra Fund distributed by the Distributor which offers an exchange privilege at the then current net asset value provided that the total value of shares being exchanged meets the minimum investment requirement of the fund into which they are being exchanged. If such shares are subsequently redeemed they will not be subject to a CDSC.

Shares of the other funds which impose an initial sales charge and offer an exchange privilege may be exchanged for shares of the Fund on the basis of relative net asset values if the required holding period is satisfied as provided for in the Exchange Privilege section of the respective funds' prospectuses. If such shares are subsequently redeemed they will not be subject to the CDSC.

TRUST II. Shares of Trust II may be exchanged for shares of any Astra Fund which does not have the same investment objective and which offer such privilege at the relative net asset values per share at the time of the exchange, provided Trust II's shares have been held for a minimum of 30 days. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of the other funds distributed by the Distributor which do not have the same investment objective and offer an exchange privilege may be exchanged for shares of Trust II on the basis of relative net asset values if the

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

required holding period is satisfied as provided for in the Exchange Privilege section of the respective funds' prospectuses.

General. The prospectuses of the other funds should be reviewed before effecting any exchange. With respect to both Trusts I-A and II you should note that any exchange may only be made in states where shares of the other funds are qualified for sale and may create a gain or loss to be recognized for Federal income tax purposes. Exchanges may be authorized by telephone. You will automatically be assigned this privilege unless you check the box on the Application which indicates that you do not wish to have the privilege (see "Telephone Exchange Privilege" section of Application). In addition, if you exchange by mail, the exchange will be effected, upon receipt of written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed, into an identically registered account. The exchange privilege may be modified at any time or discontinued upon 60 days' written notice to Shareholders.

REINSTATEMENT PRIVILEGE

TRUST I-A. If you have redeemed your shares of Trust I-A, you may reinvest up to the full amount of the proceeds of such redemption, at net asset value at the time of reinvestment. The amount of any contingent deferred sales charge on the shares of Trust I-A will also be reinvested. Such reinvested shares of Trust I-A will retain their original cost and purchase date only for purposes of the contingent deferred sales charge.

In order to exercise this privilege, a written order for the purchase of shares must be received by the Trust's Transfer Agent, or be postmarked, within 30 days after the date of redemption. This privilege can be used only once per calendar year. If you incur a loss on the redemption and use the reinstatement privilege, some or all of the loss may be allowed as a tax deduction. See Statement of Additional Information for further discussion.

RETIREMENT PLANS

The Trusts have available prototype qualified retirement plans for both corporations and self-employed individuals. The Trusts also have available prototype Individual Retirement Account ("IRA") plans (for both individuals and employers) and Simplified Employee Pension ("SEP") plans as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company acts as the custodian under the plans. For information, including the custodian's fees and forms necessary to adopt the plans, see the Statement of Additional Information and call or write the Distributor.

     EXPEDITED REDEMPTION AND TELEPHONE EXCHANGE INFORMATION
-------------


The Trusts and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Trusts or their Transfer Agent reasonably believe that such instructions were genuine. The Trusts and their Transfer Agent have established procedures that the Trusts believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include:
(i) recording telephone instructions for exchanges and expedited redemptions;
(ii) requiring the caller to give certain specific identifying information; and
(iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Trusts and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


     HOW THE TRUSTS VALUE THEIR SHARES
--------------

The net asset value and offering price of shares of each Trust are determined once daily as of the close of trading on the New York Stock Exchange during a Trust's "business day," which is any day on which the Exchange is open for business. The net asset value of a Trust serves as the basis for the purchase and redemption price of Trust shares. The net asset value is also used in calculating the fee paid to the Manager.

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

CALCULATION OF NET ASSET VALUE

Net asset value is calculated by dividing the value of a Trust's portfolio securities, plus any cash or other assets less all liabilities, by the number of shares outstanding. Since each Trust will invest in the Portfolio, if the securities owned by the Portfolio increase in value, the value of the Trust shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Portfolio. The securities held in the Portfolio's portfolio will be valued by using market quotations, or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which reliable quotations or pricing services are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees of AIST, which procedures may include the delegation of certain responsibilities regarding valuation to the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees of AIST regarding portfolio valuation determination.

Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio when the Trustees of AIST have determined that amortized cost is fair value. If the Portfolio acquires such securities with more than sixty days remaining to maturity, they will be valued at current market value (using the mean of the bid and the asked price) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of AIST determine during such 60-day period that this amortized cost basis does not represent fair value.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain various measures of a Trust's performance including current yield, various expressions of total return and current distribution rate. These may occasionally cite statistics to reflect its volatility or risk.

Each Trust may furnish average annual total return and total return quotations calculated at net asset value and at maximum offering price for various periods. Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum offering price for one, five and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions and deduction of any applicable contingent deferred sales charge. For such purposes, total return equals the total of all income and capital gain distributions paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by a Trust's portfolio investments. It is calculated by dividing the Trust's net investment income per share during a recent 30-day period by the maximum offering price on the last day of that period and annualizing the result.

Yield which is calculated according to a formula prescribed by the SEC (see the Statement of Additional Information) is not indicative of the dividends or distributions which were or will be paid to a Trust's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders. The current distribution rate is computed by dividing the annualized amount of dividends per share paid by a Trust during the past 30 days by the current offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and is calculated over a different period of time.

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Advertisements and communications may compare a Trust's performance with that of other mutual funds (except money market funds), as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Trust materials and communications may cite statistics to reflect a Trust's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one, three, five, ten and thirty-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of
Funds, the one-month, three-month, six-month or one-year London Interbank
Offered Rate (LIBOR), the prime lending rate of one or several banks, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in the market rate levels and tend to be somewhat less volatile.


In addition, advertisements and other communications may cite current and compounded yield and distributions rates. Quotations of historical total returns, yields and distribution rates are not indicative of future dividend income or total return, but are indicative of the return to shareholders only for the limited historical period used. A Trust's yield, total return or distribution rate will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including the formulas and discussions of the yield and total return calculations, see the Statement of Additional Information.


In each case performance figures are based upon past performance, reflect all recurring charges against Trust income and, as appropriate, may or may not assume the payment of the applicable maximum sales load or contingent deferred sales charge on the purchase or redemption of shares. The investment results of a Trust, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a Trust's yield, distribution rate or total return may be in any future period.

     THE ASTRA GROUP
--------------

Atlas Holdings Group, Inc. ("Atlas Group") is a financial services holding company and has its principal business address at 9595 Wilshire Boulevard, Suite 1001, Beverly Hills, California 90212. It comprises several affiliated companies, including AMC and the Distributor (whose principal business address is 750 B Street, Suite 2350, San Diego, California 92101) which provide advisory, distribution and administrative services to the Trusts. Atlas Holdings Group, Inc. is a Delaware corporation of which Palomba Weingarten, Chairman of the Board of Trustees of ASIS and AIST, is the sole stockholder and Chief Executive Officer.


AMC provides a number of mutual funds, and may provide other personal and institutional accounts, with portfolio management services. It maintains a staff of experienced investment personnel and support facilities. Current assets under management are approximately $200 million.


The Distributor distributes shares for all of Astra Group's mutual funds. AMC and the Distributor are wholly-owned subsidiaries of Atlas Holdings Group, Inc. These companies are part of the umbrella name "Astra Group."

     PORTFOLIO MANAGEMENT
--------------

Investment management decisions made by AMC are made by a committee with no one person being solely responsible for making recommendations to the committee.

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


     MANAGEMENT FEES
-------------


The Trustees of AIST establish the Portfolio's investment policies and supervise and review the operations and management of the Portfolio. See "Trustees and Officers" in the Statement of Additional Information for a complete description of the Trustees of the Trusts and the Portfolio. For furnishing the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio's assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite office space and personnel, and in general supervising and managing the Portfolio's investments subject to the ultimate supervision and direction of AIST's Trustees, AMC is paid monthly a fee equal to 0.55% per annum of the average daily net assets of the Portfolio on the first $500 million of assets. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion; and to 0.45% on net assets over $1 billion. AMC will reduce its aggregate fees for any fiscal year, or reimburse the Portfolio or Trusts to the extent required so that aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trust's shares are registered or qualified for sale. Expenses for purposes of these expense limitations include the management fee, but exclude brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Trusts or the Portfolio. In addition, the state with the most restrictive expense limitation allows the Trusts to exclude distribution expenses. For the fiscal year ended October 31, 1995, the total expenses paid by Trust I-A and Trust II, respectively, were approximately 1.58% and 1.57% of their average daily net assets.


     ADMINISTRATIVE FEES
-------------

ASIS has retained the services of Atlas Group as administrator for the Trusts, but has not retained the services of an investment adviser since each Trust seeks to achieve its investment objective by investing in the Portfolio. Pursuant to an administration agreement ("Administration Agreement") Atlas Group supervises the overall administration of each Trust. These administrative services include supervising the preparation and filing of all documents required for compliance by each Trust with applicable laws and regulations, supervising the maintenance of books and records and other general and administrative responsibilities. For providing these services, Atlas Group receives a fee from each Trust of 0.10% per annum of its average daily net assets.


Under a sub-administration agreement between Atlas Group and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Trusts, subject to the supervision of the Board of Trustees of ASIS. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to ASIS' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, Atlas Group (not the Trusts) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of each Trust subject to certain minimums, exclusive of out-of-pocket expenses.


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


     DISTRIBUTION PLANS
-------------

The Trusts finance activities which are primarily intended to result in the sale of Trust shares and have each adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). Rule 12b-1 permits mutual funds, such as the Trusts, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule.

TRUST I-A. The Plan provides for two categories of payments. First, the Plan provides daily compensation to the principal underwriter for its distribution services and facilities ("daily compensation"). Pursuant to the Plan, but subject to the .75% limitation described below, Trust I-A will pay the principal underwriter daily compensation in the form of (i) sales commissions equal to 4.5% of the amount received by Trust I-A for each share sold (excluding reinvestment of dividends and distributions) ("Underwriter's Sales Commissions") and (ii) an interest fee calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges of the principal underwriter (as described below). The principal underwriter currently expects to pay sales commissions to dealers at the time of sale of up to 3% of the purchase price of the shares sold by such dealer. See "How to Buy Shares of the Trusts." The principal underwriter will use its own funds or funds facilitated by the principal underwriter (which may be borrowed or otherwise financed) to pay such sales commissions. In addition to the daily compensation to the principal underwriter, the Plan also provides for the payment to the principal underwriter of a trail or maintenance fee, accrued daily and paid monthly, in an amount equal to an annual rate of 0.25% of Trust I-A's daily net assets, which may be paid to dealers at an annual rate not to exceed 0.25% of Trust I-A's daily net assets owned by clients of the dealers.

Because the payment of the Underwriter's Sales Commissions and interest fees to the principal underwriter in the form of daily compensation is subject to the
 .75% limitation in the Plan, it will take the principal underwriter a number of years to recoup the sales commissions paid to dealers and its other sales expenses from the daily compensation payments received by it from Trust I-A pursuant to the Plan. Such daily compensation will be accrued daily (at the rate of 1/365 of .75% of Trust I-A's net assets) and paid monthly, but will be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Notwithstanding the discontinuation of Uncovered Distribution Charges, Trust I-A may continue to pay the .25% trail or maintenance fee. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent on any given day to all unpaid Underwriter's Sales Commissions (Underwriter's Sales Commissions previously due less amounts received pursuant to the Plan) and the interest fee to which the principal underwriter is entitled under the Plan less all contingent deferred sales charges previously paid to the principal underwriter. The Astra organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses incurred by the Astra organization in distributing shares of Trust I-A. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization.


The amount of daily compensation payable to the principal underwriter with respect to each day will be accrued on such day as a liability of Trust I-A and will accordingly reduce Trust I-A's net assets upon such accrual. However, in accordance with generally accepted accounting principles, Trust I-A does not accrue future daily compensation as a liability of Trust I-A or reduce Trust I-A's current net assets in respect of daily compensation which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied. As of October 31, 1995, Trust I-A had total net assets of $65,880,624 and Uncovered Distribution Charges aggregated $9,485,628. Notwithstanding the existence of such Uncovered Distribution Charges, the amount of daily compensation payable on each day is limited to 1/365 of .75% of Trust I-A's net assets on such day. The level of Trust I-A's net assets changes each day and depends upon the amount of sales and redemptions of Trust I-A shares, the changes in the value of Trust I-A's portfolio investments, the expenses of Trust I-A accrued on such day, income on portfolio investments accrued on such day, and dividends and distributions declared by Trust I-A.

The Plan provides that Trust I-A will make no daily compensation payments to the principal underwriter during any period in which there are no outstanding Uncovered Distribution Charges of the principal underwriter. Such daily compensation will be paid to the principal underwriter whenever there exist Uncovered Distribution Charges under the Plan.

The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of ASIS, including a majority of the Trustees who are not "interested persons" of ASIS (as defined in the Investment Company
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Trustees"), vote annually to continue the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of Trust I-A. The Plan provides that Trust I-A, on termination of the Plan, will continue to make daily compensation payments to the Distributor (but only with respect to sales that occurred prior to the termination of the Plan) until the earlier of (a) four years after the date of such termination or (b) such time as there exist no Uncovered Distribution Charges under the Plan. The amounts and purposes of expenditures under the Plan must be reported to the 12b-1 Trustees quarterly. Furthermore, any continuance of daily compensation payments after termination of the Plan is subject to the continuance in effect by the Rule 12b-1 Trustees of the Underwriting Agreement, and such payments would cease upon termination of the Underwriting Agreement (unless such payments were made in accordance with another underwriting agreement entered into by the parties). The Plan may be terminated by vote of a majority of the Rule 12b-1 Trustees, but in deciding whether to purchase shares of Trust I-A, investors should consider that daily compensation payments could continue until such time as there are no Uncovered Distribution Charges under the Plan.

Periods with a high level of sales of Trust I-A shares accompanied by a low level of redemptions of Trust I-A shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the principal underwriter. Conversely, periods with a low level of sales of Trust I-A shares accompanied by a high level of early redemptions of Trust I-A shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the principal underwriter.

Because of the .75% limitation on the amount of daily compensation paid to the principal underwriter during any fiscal year, a high level of sales of Trust I-A shares during the first few years of Trust I-A's operations would cause a large portion of the daily compensation attributable to a sale of Trust I-A shares to be accrued and paid by Trust I-A to the principal underwriter in fiscal years subsequent to the years in which such shares were sold. This spreading of Underwriters Sales Commissions payments under the plan over an extended period would result in the incurrence and payment of increased interest fees under the Plan.

The Plan authorizes payments which may be equivalent, on an aggregate basis during any fiscal year of Trust I-A, of up to 1% of Trust I-A's average daily net assets for such year. Trust I-A believes that the rate of these payments may be higher than the rate of payments made under distribution plans adopted by many other investment companies pursuant to Rule 12b-1. It is anticipated that the Astra organization will benefit by reason of the operation of the Plan through increases in Trust I-A's assets (thereby increasing the advisory fees paid to AMC) resulting from sale of Trust I-A shares and through daily compensation and contingent deferred sales charges paid to the principal underwriter. The Astra organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amount of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses previously incurred by such organization in distributing shares of Trust I-A. It is anticipated that Trust

I-A will benefit by having the continuous cash flow resulting from the sale of new shares which will be used to meet shareholder redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities.

Trust I-A may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, ASIS' management intends to consider all relevant factors, including, without limitation, the size of Trust I-A, the investment climate and market conditions, the volume of sales and redemptions of Trust I-A shares, and the amount of Uncovered Distribution Charges of the principal underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Trust I-A shares. However, Trust I-A is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Trust I-A shares would not, of course, affect a shareholder's ability to redeem his shares.

TRUST II. Trust II's Plan provides that it will pay up to a maximum of 0.25% per annum of Trust II's daily net assets for expenses incurred in the distribution of Trust II's shares.

Trust II's Plan provides that it shall continue in effect for as long as such continuance is approved at least annually by the vote of a majority of the Trustees of ASIS and a majority of the Trustees of ASIS who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees"). The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Trust II.

The Plan will only make payments for expenses actually incurred by the Distributor. The Plan provides that unreimbursed expenses may be carried over from year to year, provided however, that in accordance with a policy adopted by ASIS' Board of Trustees, such expenses may not be carried over for more than three years from the date when they were incurred and that the Distributor has not yet been reimbursed for such expenses. The Distributor may include as an expense a portion of its overhead, including out of pocket costs. In the event the Plan is terminated in accordance with its terms, the obligation of Trust II to make payments to the Distributor pursuant to the Plan will cease and Trust II will not be required to make any payments for expenses incurred after the date such Plan terminates.

Pursuant to the Plan, the Distributor will be entitled to reimbursement (up to the maximum of 0.25% per annum of Trust II's assets) for its actual expenses incurred in the distribution and promotion of Trust II shares, including the printing of prospectuses and reports used for sales purposes, expenses for preparation and printing of sales literature and other related expenses, including any distribution or service fees paid to securities dealers or institutions who have executed a distribution or service agreement with the Distributor.

Trust II may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, Trust II's management intends to consider all relevant factors, including, without limitation, the size of the Trust II, the investment climate and market conditions and the volume of sales and redemptions of Trust II shares. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Trust II shares. However, Trust II is not contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Trust II shares would not, of course, affect a shareholder's ability to redeem his shares.


For the fiscal year ended October 31, 1995, Trust II reimbursed the Distributor $18,750 for distribution expenses incurred. Distribution expenses incurred by the Distributor included disbursements of $8,283 for costs of personnel involved with this promotion and distribution of Trust II's shares. At October 31, 1995, the Distributor had incurred approximately $1,199,108 of distribution expenses in excess of amounts currently reimbursable by Trust II.


See the Statement of Additional Information for a further description of the Distribution Plans.

     GENERAL INFORMATION
-------------

Each Trust is a series of ASIS which was organized as a Massachusetts business trust on July 19, 1989. Each Trust consists of an unlimited number of shares of beneficial interest without par value.

All shares of each Trust have equal voting rights. In the event of dissolution or liquidation, holders of a Trust's shares will receive pro rata, subject to the rights of creditors, proceeds of the sale of the assets held. There are no preemptive or conversion rights applicable to any of the shares. ASIS shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The shares, when issued, will be fully paid and non-assessable. The Board of Trustees of ASIS may create additional series (or classes of series) of ASIS shares without shareholder approval. Any series of shares may be terminated by a vote of shareholders of such series entitled to vote or by the Trustees of ASIS by written notice to shareholders of such series.

Generally, there will not be annual meetings of shareholders. Shareholders may remove trustees from office by votes cast at a meeting of shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of ASIS, ASIS will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

As used in this Prospectus, the term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of a Trust or ASIS, as appropriate, or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Trust or ASIS, as appropriate, are represented at the meeting in person or by proxy, whichever is less.

Whenever the Trusts are requested to vote on any proposal of the Portfolio, the Trusts will hold a meeting of their shareholders and will cast their votes as instructed by their shareholders. As is true for all investment companies, a majority of the outstanding voting securities can control the results of any shareholder vote. Because Portfolio investors' votes are proportionate to their percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action which a majority of the outstanding voting securities of a Trust had voted against. This could result in a Trust redeeming its investment in the Portfolio, which could result in increased expenses for such Trust. Whenever the shareholders of the Trusts are called to vote on matters relating to the Portfolio, the Trustees of ASIS shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of ASIS. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of ASIS and requires the notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by ASIS or the Trustees. The Declaration of Trust provides for indemnification out of the property of ASIS for all loss and expense of any shareholder of ASIS held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which ASIS would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees of ASIS will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by ASIS of the Trustees and officers of ASIS except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of ASIS. Such person may not be indemnified against any liability to ASIS or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

Any conflict of interest arising between ASIS and AIST will be resolved by the Trustees of ASIS and AIST in accordance with their fiduciary responsibilities imposed by the Investment Company Act of 1940 and Massachusetts law. Absent the adoption of procedures reasonably appropriate to deal with conflicts of interest, state securities regulations generally do not permit the Trustees of the Portfolio to be the same individuals as the Trustees of ASIS. The Trustees of ASIS and AIST, including a majority of the disinterested Trustees (as that term is defined in the Investment Company Act of 1940, as amended), have adopted procedures that they believe are reasonably appropriate to deal with any potential conflicts of interest up to and including creating a separate Board of Trustees.

OTHER INFORMATION

Certain class action lawsuits, the first of which was filed on December 19, 1994 (entitled Lisa Liottali, on behalf of herself and all others similarly situated v. Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Institutional Securities Trust, Pilgrim Management Corporation, Pilgrim Group, Inc. and Palomba Weingarten), are pending in the United States District Court for the Central District of California in which Pilgrim Group, Inc., Pilgrim Management Corporation, Pilgrim Distributors Corp., Pilgrim Institutional Securities Trust, Pilgrim Strategic Investment Series ("PSIS") (and certain series funds of PSIS) (predecessors to "Astra") and certain Trustees and Officers of the Trust are defendants. These actions, which were consolidated on March 31, 1995, in an action entitled In Re: Pilgrim Securities Litigation, principally allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 and relate primarily to disclosure concerning pricing and liquidity of portfolio securities. Management believes the Complaints are without merit and intends to vigorously defend these actions.


Investors in each Trust will be informed of its progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually. A copy of a current list of investments comprising the Portfolio's portfolio at the close of business on the last day of each month may be obtained by written request to the Trusts, together with a stamped, self-addressed envelope.


Shareholder inquiries should be directed to the Trusts' Shareholder Servicing Agent at (800-441-7267).

This Prospectus is not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

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40

[LOGO]




                  ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUSTS I-A AND II
                                                        NEW ACCOUNT APPLICATION
-------------------------------------------------------------------------------

INITIAL INVESTMENT
PLEASE MAIL THE COMPLETED
APPLICATION TO:
 DST SYSTEMS, INC.
 P.O. BOX 419174
 KANSAS CITY, MO 64141

FOR ACCOUNTS ESTABLISHED VIA FEDERAL FUNDS WIRE, PLEASE MAIL THE COMPLETED APPLICATION TO:

 DST SYSTEMS, INC.
 P.O. BOX 419174
 KANSAS CITY, MO 64141
 ATTN: ORDER DEPT.

Please check the box next to the Trust in which you are investing. If no selection is made, your investment may be delayed.

[ ]  (201)    Astra Adjustable U.S. Government Securities Trust I-A*

[ ]  (76)     Astra Adjustable U.S. Government Securities Trust II

[ ] Establish the account specified below with the enclosed check for $_______ payable to the Trust selected above. Minimum initial investment is $5,000. (Third party checks, except those payable to an existing shareholder who is a natural person, credit cards and cash will not be accepted).

[ ]  Payment has been made by Dealer purchase on _____________, $_____________
                                                   (Date)          (Amount)

                                                 _____________________________
                                                           (Order Number)

[ ]  Payment has been made by Fed. funds wire #____________.) on _____________
                                              (Reference No          (Date)

                                               ________________, $____________
                                                 (Account No.)      (Amount)
______________________________________________________________________________
ACCOUNT
REGISTRATION

Joint Tenancy will be
assumed unless
otherwise noted.

Full Name/Corporate Name                   *SOCIAL SECURITY OR TAXPAYER I.D. #

_____________________________________     ____________________________________
  Co-owner (if applicable)                 [ ] Check this box if Awaiting TIN

______________________________________________________________________________
  Street Address

______________________________________________________________________________
  City, State, Zip

______________________________________________________________________________

                        Check the Appropriate box below:

[ ]    I am a United States Citizen

[ ]    I am a Resident Alien (Please complete a W-9 and 1078)

[ ]    I am a Non-Resident Alien (Please complete a W-8)

       Indicate what country a tax resident of _____________________.

       Special Note: If Joint Account Registration each Non-Resident Alien must fill out a W-8.

_______________________________________________________________________________

*    SHARES MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

** THE TRUST RESERVES THE RIGHT TO REJECT ANY APPLICATION THAT DOES NOT FURNISH A CERTIFIED TIN, OR DOES NOT INDICATE THAT A TIN HAS BEEN APPLIED FOR BY CHECKING THE "AWAITING TIN" BOX ON THE APPLICATION.

_______________________________________________________________________________

DISTRIBUTION
INSTRUCTIONS

If you wish cash distributions
electronically credited to your
bank account, please attach a
voided check for this account.

If no box is checked, all distributions will be reinvested in additional shares of the Trust.

INCOME DIVIDENDS: (elect one)

[ ] Reinvest dividends   [ ] Pay dividends in cash
[ ] Use Dividend Transfer Option

CAPITAL GAINS DISTRIBUTION: (elect one)

[ ] Reinvest capital gains   [ ] Pay capital gains in cash
[ ] Use Dividend Transfer Option

If you wish to utilize the Dividend Transfer Option, please designate the Astra Fund account you wish to have your dividends reinvested in:

_______________________________    ___________________________________________
Fund Name                          Existing Acct. No.

[ ] Check this box if you wish your cash distributions to be sent to a payee or address other than that listed in the "ACCOUNT REGISTRATION" section above and indicate the payee and address below:


______________________________________________________________________________
                                      Payee

______________________________________________________________________________
                                 Street Address

______________________________________________________________________________
                          Account Number If Applicable

______________________________________________________________________________
                            City, State and Zip Code

______________________________________________________________________________

SPECIAL SERVICES:
EXPEDITED
REDEMPTIONS

Please indicate a commer-
cial bank and ATTACH A
VOIDED CHECK for this
account.  "FOR DEALER
ONLY"  section must be
completed.




TELEPHONE EXCHANGE
PRIVILEGE--Telephone
exchanges may be made by
calling DST Systems,
Inc. at (800) 441-7267
before the close of the NYSE
on any business day the NYSE
is open.


I (we) authorized the Trust's Transfer Agent to act upon telephone or wire instructions from any person to have amounts redeemed from my (our) account in the Trust and:

[ ]   WIRED to the bank account designated below. ($5,000 minimum)

          Name of Bank                                Branch

______________________________________________________________________________
    Bank Address


______________________________________________________________________________


______________________________________________________________________________
    Name of Account                      Account Number


______________________________________________________________________________


You will automatically be assigned this privilege unless you instruct the Trust otherwise by checking the box below. Shares may only be exchanged between accounts with identical registrations. Any certificates for shares must be deposited prior to any exchange of such shares. Certain Restrictions apply to this privilege. Please read the Prospectus carefully.

[ ]  I do not wish to have Telephone Exchange Privilege.
_______________________________________________________________________________

_______________________________________________________________________________

OTHER SERVICES
READ THE PROSPECTUS FOR
FURTHER DETAILS ON RIGHTS
OF ACCUMULATION AND
LETTERS OF INTENT, OR
CALL (800) 441-7267.


FIVE PERCENT OF THE DOLLAR
AMOUNT OF THE LETTER OF
INTENT WILL BE HELD IN
ESCROW UNTIL THE INTENDED
PURCHASE HAS BEEN
COMPLETED.

[ ]  RIGHTS OF ACCUMULATION

     I apply for reduced sales charges, subject to the Transfer Agent's confirmation of the following eligible holdings:

        Fund              Shareholder Registration            Account No.
        ----              ------------------------            -----------

___________________     _______________________________    __________________

___________________     _______________________________    __________________

[ ]  LETTER OF INTENT

     I intend to invest over a 13-month period beginning _____________________

     [ ] $100,000     [ ] $250,000      [ ] $500,000
     [ ] $750,000     [ ] $1,000,000 or more

     Existing account information:

        Fund              Shareholder Registration            Account No.
        ----              ------------------------            -----------

___________________     _______________________________    __________________

___________________     _______________________________    __________________

_______________________________________________________________________________

CERTIFICATION AND
SIGNATURE


Cross out (2) if it is not
correct.

The account owners or their representatives certify that they have the power and authority to establish this account and select the privileges requested, subject to the terms outlined in the Prospectus. Atlas Holdings Group, Inc. or any subsidiary, affiliate or agent or their officers, directors or employees will not be liable for any loss, expense or cost for acting upon any instructions or inquiries believed genuine. The account owners certify that the current Prospectus for the Trust has been received and read and that the authorizations hereon shall continue until the Trust receives written notice of a modification signed by all appropriate parties or a termination signed by any party. This account is subject to the terms of the Trust's Prospectus, as amended from time to time, and the terms herein set forth, and subject to acceptance by the Trust and to the laws of California. All terms shall be binding upon the representatives, successors, and assigns of the account owners.

Under penalties of perjury, the undersigned hereby certify (1) that the Social Security or Taxpayer I.D. Number above is correct and (2) that the account owner is not subject to backup withholding because (a) the undersigned have not been notified of being subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the I.R.S. has provided notification that the account owner is no longer subject to backup withholding.

All persons signing as representatives warrant as individuals that each person signing is an authorized representative of the account owner, that the account and privileges selected have been duly authorized, that all signatures hereon are genuine and that the persons indicated hereon are authorized to sign. It is understood that the Trust, Astra Fund Distributors Corp. and the Transfer Agent may rely on these authorizations until revoked or amended by written notice delivered by registered mail to the Trust.

  Authorized Signature                                    Title

______________________________________________________________________________
  Authorized Signature                                    Title

______________________________________________________________________________
  Authorized Signature                                    Title

______________________________________________________________________________

                                              Date

                                              ________________________________
Telephone Number:
Home:  (___)_______________
Other: (___)_______________

______________________________________________________________________________

______________________________________________________________________________


FOR DEALER ONLY:
(Please Print)

The undersigned ("Dealer") agrees to all applicable provisions in this Application and the Dealer Agreement, guarantees the signature of and representations by the Shareholder, agrees to notify Astra Fund Distributors Corp. of any purchases made under a Letter of Intent or Rights of Accumulation, and represents that this Application is properly executed by a signer authorized to guarantee signatures for the Dealer.

                  Dealer's name  ______________________________________________

            Main office address  ______________________________________________

 Authorized signature of dealer  X_____________________________________________

          Branch street address  ______________________________________________

                           City  _______________ State _________ Zip __________

Representative No. and last name ____________________ Telephone No. ___________

_______________________________________________________________________________

[LOGO]             ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUSTS I-A AND II
                                                 ADDITIONAL ACCOUNT PRIVILEGES
______________________________________________________________________________
SYSTEMATIC
WITHDRAWAL
PLAN

PLEASE MAIL THE
COMPLETED FORM TO:
   DST Systems, Inc.
   P.O. Box 419174
   Kansas City, MO 64141

If you wish your SWP
payments to be electronically
credited to your bank account,
please attach a voided check.

I (we) authorize the Trust's Transfer Agent, to liquidate shares in and withdraw cash from my account 5 business days prior to the beginning of ________________ (month) to provide [ ] Monthly or [ ] Quarterly Systematic Withdrawal Plan payments ("SWP") in the amount of $_____________ ($100 minimum) to the registered shareholder or to the following designated payee:

Full Name/Corporate Name

______________________________________________________________________________
Name of Payee or Payee Bank                       Bank Account Number (if any)

______________________________________________________________________________
Street Address

______________________________________________________________________________
City, State, Zip

______________________________________________________________________________
Authorized Signature(s)


______________________________________________________________________________

PRE-AUTHORIZED
INVESTMENT PLAN

PLEASE ATTACH A VOIDED
CHECK FOR THIS ACCOUNT

Mail the completed
form to the above
address

I (we) authorize the Trust's Transfer Agent, to draw checks on the bank account provided below, beginning on the [ ] 5th and/or [ ] 20th of ___________________ (month) and on the same day each month thereafter in the amount of $_________________ ($250 minimum) to purchase additional shares of the Trust:

Full Name/Corporate Name                          Bank Account Number


______________________________________________________________________________
Name of Bank                                          Branch


______________________________________________________________________________
Address


______________________________________________________________________________
City, State, Zip


______________________________________________________________________________
Authorized Signature(s)

-------------------------------------------------------------------------------

               DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                  ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN

           (AUTHORIZATION TO HONOR CHECKS DRAWN BY DST SYSTEMS, INC.,
       ON BEHALF OF ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A
                      AND II FOR AUTOMATIC PURCHASE PLAN)

   Please PRINT

        Name of
      Depositor
   (as shown on
  bank records)_______________________________

           Bank
        Account
         Number_______________________________

           Name
        of Bank_______________________________

        Address
        of Bank_______________________________

City, State and
       Zip Code
        of Bank_______________________________

As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks drawn on my (our) account by DST Systems, Inc., the Trust's Agent and payable to the order of the Trust provided there are sufficient collected funds in said account to pay the same upon presentation. I
(we) agree that your rights with respect to each such check shall be the same as if it were a check drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice I (we) agree that you shall be fully protected in honoring any such checks.

I (we) further agree that if any such check be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_____________________________________________________________________________


X_____________________________________________________________________________


___________________________________________________________ 19________________
Date Signed

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46

              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM

   (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth on pages 27-28 of the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it to the Trust's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

[ ] Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

[ ] Redemption is made in connection with mandatory distributions from an IRA or other qualified retirement plan (Enclose a certified birth certificate for IRA or other qualified retirement plan accounts. Where IFTC acts as custodian, please contact the Trust for a Distribution Request Form which must accompany this Contingent Deferred Sales Charge Waiver Form).

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Signature__________________________________________________________________
                          (Exactly as on Account Registration)


     DATE_______________________________________________________________________


     Name(s)____________________________________________________________________


            ____________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
            DST SYSTEMS, INC., P.O. BOX 419174, KANSAS CITY, MO 64141

                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                           CERTIFICATION OF DISABILITY

I___________________________________________certify that________________________
              Physician Name                             Investor/Patient
is under the regular care of_______________________________________and is unable
                                      Licensed Physician

to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of Disability________________________

Physician Signature_______________________________________Date__________________

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48

      IMPORTANT INFORMATION REGARDING COMPLETION OF THE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
     The Fund, and other payers, must, according to IRS regulations, withhold 20% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the Substitute Form W-9 included as a part of this Letter of Transmittal.

     (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING

You are subject to backup withholding if:

     (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

     (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

     (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

     (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

     For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, application for a Social Security Number Card, or Form SS-4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in the space provided for a taxpayer identification number on the application.

WHAT NUMBER TO GIVE

Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

4 Show the name of the owner.

5 List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Certain payees are specifically exempted from backup withholding on ALL payments. Write "exempt payee" after paragraph (2) of the Certification and Signature section if your account falls into one of the following categories. We will still need your taxpayer identification number.

o  A corporation

o  A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under section 584(a).

o  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

o  An entity registered at all times under the Investment Company Act of 1940.

Payments of DIVIDENDS not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
================================================================================
GUIDELINES FOR DETERMINING PROPER NUMBER FOR THIS TYPE OF ACCOUNT:

1.  An individual's account

2.  Two or more individuals (joint account)

3.  Husband and wife (joint account)

4.  Custodian account to a minor (Uniform Gift to Minors Act)

5.  Adult and minor

6. Account in the name of guardian or committee for a designated ward, minor or incompetent person

7.  a. The usual revocable savings trust account (grantor is also trustee)

    b. So-called trust account that is not a legal or valid trust under state law

8.  Sole proprietorship account
--------------------------------------------------------------------------------
GIVE THE
SOCIAL SECURITY
NUMBER OF--

The individual

The actual owner of the account or, if combined funds any one of the individuals(superior1)

The actual owner of the account or, if joint funds, either person(superior1) The minor(superior2)

The adult or if the minor is the only contributor, the minor(superior1)

The ward, minor, or incompetent person(superior3)

The grantor-trustee(superior5)

The actual owner(superior1)

The owner(superior4)

FOR THIS TYPE OF ACCOUNT:
--------------------------------------------------------------------------------
 9. A valid trust, estate or pension trust

10. Corporate account

11. Religious, charitable, or educational organization account

12. Partnership account held in the name of the business

13. Association, club or other tax-exempt organization

14. A broker or registered nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments
--------------------------------------------------------------------------------
GIVE THE EMPLOYER
IDENTIFICATION
NUMBER OF--

Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(superior5)

The corporation

The organization

The partnership

The organization

The broker or nominee

The public entity

                                                    [LOGO]

750 B Street
Suite 2350
San Diego, California 92101
--------------------------------------------------------------------------------

                                                    ASTRA
                                                    ADJUSTABLE
                                                    U.S. GOVERNMENT
                                                    SECURITIES TRUSTS I-A AND II

ASTRA ADJUSTABLE U.S. GOVERNMENT                    Prospectus
SECURITIES TRUST I-A AND II                         February 28, 1996

INVESTMENT MANAGER
Astra Management Corporation
750 B Street
Suite 2350
San Diego, California 92101
(619) 238-7100

PRINCIPAL UNDERWRITER
Astra Fund Distributors Corp.
750 B Street
Suite 2350
San Diego, California 92101
(619) 238-7100
                                                      [ARTWORK--EAGLE]
SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141

TRANSFER AGENT
Investors Fiduciary Trust Company
c/o DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141

CUSTODIAN
PNC Bank, National Association
Airport Business Center
200 Stevens Drive
Lester, Pennsylvania 19113

LEGAL COUNSEL
Jorden Burt Berenson & Johnson LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

USG I-A 296 8                                (c) 1996 Atlas Holdings Group, Inc.

                                                                     PROSPECTUS
[LOGO]

              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
     750 B STREET, SUITE 2350, SAN DIEGO, CALIFORNIA 92101 o 1-800-219-1080
--------------------------------------------------------------------------------
              o How the Trust Works              Page  6
              o Shareholder's Guide              Page 21
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Astra Adjustable U.S. Government Securities Trust IV (the "Trust") is a
non-diversified series of Astra Strategic Investment Series ("ASIS"), an open-end management investment company (mutual fund), that seeks high current income consistent with low volatility of principal. THE TRUST, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY WHICH IS A NON-DIVERSIFIED SERIES OF ASTRA INSTITUTIONAL SECURITIES TRUST ("AIST") WITH THE SAME INVESTMENT OBJECTIVE AS THE TRUST. AS A RESULT, THE INVESTMENT EXPERIENCE OF THE TRUST WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE PORTFOLIO. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS CONCEPT, SEE "HOW THE TRUST WORKS--SPECIAL INFORMATION REGARDING THE TRUST'S STRUCTURE." The Portfolio seeks to achieve its investment objective by investing at least 65% of its assets in adjustable rate mortgage securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The Portfolio invests the remainder of its assets generally in mortgage securities issued or sponsored by commercial banks, savings and loan associations, mortgage bankers or other financial institutions, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities"). The portion of assets invested in Subordinated Residential Mortgage Securities may entail greater risk than the portion invested in senior Mortgage Securities or U.S. Government Mortgage Securities.

The Trust believes that by Investing in the Portfolio, which invests primarily in mortgage securities which have variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest. In addition, by selectively investing a portion of its assets in Multi-Class Residential Mortgage Securities, the Portfolio will seek to achieve a higher yield than that of traditional mutual funds which invest primarily or exclusively in U.S. Government Mortgage Securities. There can, of course, be no assurance that the Trust's objective will be attained.

The Trust offers shares that may be purchased at a price equal to their net asset value per share and imposes a contingent deferred sales charge which will be assessed on most redemptions made within three months of purchase. The Trust incurs, subject to certain limitations, an annual distribution fee of .60% of its average daily net assets.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.


This Prospectus must be delivered to the investor prior to consummation of sale. This Prospectus sets forth concisely information about the Trust that prospective investors should know before investing. It should be retained for future reference. A Statement of Additional Information relating to the Trust, dated February 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge upon request to the Trust at the address or the telephone number above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
             UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 28, 1996

     TABLE OF CONTENTS
-------------

                                                                            PAGE
                                                                            ----
Key Features                                                                 2
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Special Information Regarding The Trust's Structure                          6
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The Trust's Investment Objective                                             7
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Distributions and Taxes                                                     20
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How to Buy Shares of the Trust                                              21
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How to Redeem Shares of the Trust                                           23
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Shareholder Services and Privileges                                         25
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Expedited Redemption and Telephone Exchange Information                     26
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How the Trust Values Its Shares                                             26
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The Astra Group                                                             28
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Portfolio Management                                                        28
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Management Fees                                                             28
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Administrative Fees                                                         29
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Distribution Plan                                                           29
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General Information                                                         30
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New Account Application                                                     33
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Additional Account Privileges                                               37
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     KEY FEATURES
-------------

              WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?

The investment objective of the Trust is to seek a high level of current income consistent with low volatility of principal. See "The Trust's Investment Objective" for a discussion of current adverse market conditions and the effect of redemption requests on yield.

The Trust seeks to achieve its investment objective by investing all of its investable assets in the Portfolio which has the same investment objective as that of the Trust. Since the investment characteristics of the Trust will correspond to those of the Portfolio, this Prospectus discusses the various investments of and techniques employed by the Portfolio.

The performance of the Trust has been negatively affected by adverse conditions in the market for ARM securities. Because of rising interest rates and declining bond prices, combined with negative publicity on the mortgage securities market and the higher than expected price volatility experienced with many derivative mortgage-backed securities, mortgage funds industry-wide have experienced heavy redemptions. As a result, many ARM funds have been forced to liquidate ARM securities in order to meet redemption requests. This has resulted in an increased supply of ARM securities in the market, bringing about wider spreads over the relevant indices and reduced prices. Moreover, adverse market conditions have resulted in a decrease in the value of certain ARM securities of the type in which the Trust has invested. Further fluctuations in net asset value may occur as a result of such factors as deteriorating or improving market conditions and liquidity and credit experience of portfolio securities. See "Illiquid Securities."

              LESS FLUCTUATION IN NET ASSET VALUE


At least 65% of the Portfolio's assets are invested in adjustable rate mortgage securities ("ARMS") representing an interest in mortgages, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The adjustable rate feature of the underlying mortgages to these instruments generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. The Portfolio expects that the adjustable rate feature of the U.S. Government Mortgage Securities will help the Portfolio achieve lower volatility of principal than a long-term bond fund whose portfolio instruments have a fixed rate of interest. The Portfolio only invests in those mortgage securities with underlying mortgages representing first liens on the properties securing such mortgages. See "U.S. Government Mortgage Securities," "Adjustable Rate Mortgage Securities" and "Illiquid Securities."


The Trust has experienced a significant increase in the rate of redemptions. As a result, the Portfolio has increasingly been managed to provide adequate cash reserves to satisfy redemption requests, resulting in a decreased ability to seek high current income with low volatility of principal, which is the Trust's fundamental investment objective. Investing a larger percentage of portfolio assets in cash and short-term instruments results in lower yields than those typically received on investments in mortgage securities. See "Illiquid Securities."

              HIGH CURRENT INCOME


The remainder of the Portfolio's assets are invested in residential mortgage securities collateralized by pools of single family, multi-family and mobile home park residential mortgages issued or sponsored by financial institutions such as commercial banks, savings and loan associations and mortgage bankers, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities"). A substantial portion of the Portfolio's investment in Multi-Class Residential Mortgage Securities is expected to be Multi-Class Residential Mortgage Securities that are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior securities ("Subordinated Residential Mortgage Securities"). By investing in Subordinated Residential Mortgage Securities, the Portfolio seeks to increase yield to shareholders. The Portfolio seeks to limit the risks presented by such instruments by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it may acquire. The Portfolio purchases Subordinated Residential Mortgage Securities when, in the view of the Portfolio's investment manager, Astra Management Corporation ("AMC" or the "Manager"), the potential for a higher marginal yield on such instruments outweighs any additional risk presented by the instruments. See "Multi-Class Residential Mortgage Securities."

              HOW DO I BUY AND SELL (REDEEM) MY SHARES OF THE TRUST?

Shares of the Trust are available through selected broker-dealers and other financial services firms at the net asset value per share. The minimum initial investment is $50,000. Shares of the Trust are redeemable at the net asset value per share on any business day, reduced by the amount of any applicable contingent deferred sales charge. Payments to you can be made either through brokers, directly to you, or to your designated bank. In addition, for the convenience of shareholders, the Trust provides certain shareholder services and privileges which may be suited to your particular investment needs. See "Shareholder's Guide."

              WHEN DO I RECEIVE INCOME?

You may elect to receive monthly dividends from net investment income in cash or have them reinvested in additional shares at net asset value. See "Choosing a Distribution Option."

              WHO IS ASTRA GROUP?


Astra Management Corporation ("AMC"), the Portfolio's investment manager, and Astra Fund Distributors Corp. (the "Distributor"), the Trust's principal underwriter, are part of Atlas Holdings Group, Inc. ("Atlas Group"), a financial services holding company that provides financial services to mutual funds. Atlas Group has total combined assets under management of approximately $200 million. AMC and the Distributor are part of the umbrella name "Astra Group."


              FEE TABLE


The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Trust (including costs and expenses charged by both the Trust and the Portfolio). The percentages shown below expressing Annual Trust Operating Expenses are based on actual amounts incurred by the Trust for the fiscal year ended October 31, 1995.


SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
   Maximum Sales Charge Imposed on Purchases (as a percentage of
     offering price) .............................................        NONE
   Maximum Sales Charge Imposed on Reinvested Dividends (as a
     percentage of offering price) ...............................        NONE
   Deferred Sales Charge* ........................................       0.25%
   Redemption Fees ...............................................        NONE
   Exchange Fees .................................................        NONE


ANNUAL TRUST OPERATING EXPENSES**
---------------------------------
(as a percentage of average net assets)
   Management Fees (See Management Fees) .........................       0.55%
   12b-1 Fees*** .................................................       0.60%
   Administration Fees (See Administration Fees) .................       0.10%
   Other Expenses ................................................       1.80%
                                                                         -----
   Total Trust Operating Expenses***** ...........................       3.05%
                                                                         =====


--------------

* A contingent deferred sales charge of .25% of the original purchase price will be imposed on most redemptions within three months of purchase.

** The Trustees of ASIS believe that the aggregate per share operating expense of the Trust and the Portfolio will be less than or approximately equal to the expenses that the Trust would incur if it retained the services of an investment adviser and its assets were invested directly in the type of securities held by the Portfolio.

*** As a result of 12b-1 fees, a long-term shareholder in the Trust may pay more than the economic equivalent of the maximum sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.


***** More complete descriptions of the following expenses are set forth on the following pages: (i) Management Fees, page 28, (ii) 12b-1 Fees, pages 29 and 30 and (iii) Administrative Fees, page 29.


EXAMPLE

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the Trust would have paid transaction and operating expenses at the end of each year as follows:


       1 year               3 years             5 years              10 years
       ------               -------             -------              --------
        $31                  $95                 $161                  $337

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The foregoing table has not been audited by Tait, Weller & Baker, the Trust's independent certified public accountants.

              FINANCIAL HIGHLIGHTS
-------------
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following financial highlights relating to the Trust have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995 and is incorporated by reference in this Prospectus. A copy of the Trust's Annual Report to Shareholders may be obtained without charge by contacting the Trust's Shareholder Servicing Agent at (800) 441-7267.


                                                                                     May 7, 1993
                                                                                  (commencement  of
                                                           Year Ended October 31,   operations) to
                                                          -----------------------     October 31,
                                                            1995          1994          1993
                                                          -------       -------    -----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .................    $ 6.510       $ 7.310        $ 7.350
                                                          -------       -------        -------
Income (loss) from investment operations--
  Net investment income ..............................      0.211 (e)     0.300          0.171
  Net realized and unrealized loss on investments ....     (0.776)(e)    (0.764)        (0.025)
                                                          -------       -------        -------
    Total from investment operations .................     (0.565)       (0.464)         0.146
                                                          -------       -------        -------
Less distributions--
  Distributions from net investment income ...........      0.218         0.302          0.172
  Distributions from paid-in capital .................      0.087         0.034          0.014
                                                          -------       -------        -------
    Total distributions ..............................      0.305         0.336          0.186
                                                          -------       -------        -------
Net  asset value, end of period ......................    $ 5.640       $ 6.510        $ 7.310
                                                          =======       =======        =======
TOTAL RETURN (f) .....................................      (8.75)%       (6.57)%         4.11%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .............    $ 2,871       $12,565        $78,145
Ratio to average net assets--
  Expenses ...........................................       2.19%(b)(c)   0.85%(b)(c)    0.45%(a)(b)(c)
  Net investment income ..............................       3.64%(d)      4.23%(d)       4.71%(a)(d)
Portfolio turnover rate ..............................          6%           21%             3%

---------------

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61%, respectively, of expenses of the Portfolio, which reduced dividends paid to Trust IV.

(c) Ratio of expenses to average net assets prior to expense waivers were 2.22%, 1.06% and 0.76%(a), respectively.

(d) Ratio of net investment income to average net assets prior to expense waivers were 3.61%, 4.02% and 4.40%(a), respectively.

(e)  Based upon average shares outstanding throughout the period.

(f)  Calculated without the deduction of sales charges.



Further information about the Trust's performance is contained in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which may be obtained by shareholders without charge.

                               HOW THE TRUST WORKS

     SPECIAL INFORMATION REGARDING THE TRUST'S STRUCTURE
-------------

The investment objective of the Trust is to seek a high level of current income consistent with low volatility of principal. The Trust's investment objective is fundamental and may not be changed without shareholder approval. The Trust pursues its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as that of the Trust. Since the investment characteristics of the Portfolio correspond to those of the Trust, the following includes discussion of the various investments of and techniques employed by the Portfolio. The Trust may withdraw its investment in the Portfolio at any time without shareholder approval if the Board of Trustees of ASIS decides that it is in the best interest of the Trust to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including the investment of the assets of the Trust in another registered investment company having the same investment objective as the Trust or the retention of an investment adviser to manage the Trust's assets in accordance with its investment objective. The investment objective of the Trust and the Portfolio can only be changed with shareholder approval. Written notice shall be provided to shareholders of the Trust at least thirty days prior to any changes in the Trust's or the Portfolio's investment objective. If the objective of the Portfolio changes and the shareholders of the Trust do not approve a parallel change in the Trust's investment objective, the Trust would seek an alternative investment vehicle or directly retain its own investment adviser. There can be, of course, no assurance that the Trust's and the Portfolio's objective will be achieved.

Investors should be aware that the Trust, unlike mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company, as previously described. The fundamental and non-fundamental investment restrictions of the Trust are identical to those of the Portfolio. The Trustees of ASIS believe that by investing all of its investable assets in the Portfolio, the Trust expects to be in a position to realize, directly or indirectly, certain economies of scale, in that a larger investment portfolio may achieve a lower ratio of operating expenses to net assets. Since the Trust will invest only in the Portfolio, the Trust's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, the Pilgrim Group Inc. Astra's predecessor, had sponsored traditionally structured funds and, therefore, Astra has limited experience with funds that invest all of their assets in a separate portfolio.


In addition to selling its interests to the Trust, the Portfolio may sell its interests to other affiliated or non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the Trust and may charge different sales commissions. Therefore, investors in the Trust may experience different returns from investors in another investment company which invests exclusively in the Portfolio. As of the date of this Prospectus, in addition to the Trust, Astra Adjustable U.S. Government Securities Trusts I, I-A and II also invest exclusively in the Portfolio. In addition, the Portfolio may offer beneficial interests to other institutional investors in the future. Information regarding these other Trusts is available by calling the Trust's Shareholder Servicing Agent at (800) 441-7267.


Investors in the Trust should be aware that the Trust's investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Trust could have effective voting control over the operation of the Portfolio. Certain changes in the Portfolio's fundamental objectives, policies and restrictions could require the Trust to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio.

Should such a distribution occur, the Trust could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Trust and could affect adversely the liquidity of the Trust.

See "Management Fees" and "Administrative Fees" for a complete description of the management and other expenses associated with the Trust's investment in the Portfolio.

     THE TRUST'S INVESTMENT OBJECTIVE
--------------

The investment objective of the Trust is to seek a high level of current income consistent with low volatility of principal. The Trust pursues its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as that of the Trust. The Portfolio invests at least 65% of its total assets in adjustable rate U.S. Government Mortgage Securities. The Portfolio invests the remainder of its assets in Multi-Class Residential Mortgage Securities. Multi-Class Residential Mortgage Securities are issued or sponsored by commercial banks, savings and loan associations or other financial institutions, have no governmental guarantee and are senior or subordinated to other mortgage securities arising out of the same pool of mortgages. The Portfolio expects that a substantial portion of its investment in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities. The mortgage securities in which the Portfolio invests represent a participation in mortgage loans secured by property consisting of single family, multi-family and mobile home park, residential property. The Portfolio only invests in those mortgage securities with underlying mortgages representing first liens on the properties securing such mortgages. There is, of course, no assurance that the Portfolio's objective will be achieved.

DUE TO INCREASINGLY ADVERSE MARKET CONDITIONS FOR ADJUSTABLE RATE MORTGAGE SECURITIES, INCLUDING SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES, THE PORTFOLIO HAS EXPERIENCED A NET REDUCTION IN THE VALUES OF THE SECURITIES IT HOLDS. ALTHOUGH THE MANAGER BELIEVES THAT UNDER NORMAL MARKET CONDITIONS THE PORTFOLIO'S INVESTMENT OBJECTIVE CAN BE ACHIEVED, THERE CAN BE NO ASSURANCE THAT THE ADVERSE MARKET CONDITIONS WILL NOT CONTINUE. IN ADDITION, AS THE TRUST HAS EXPERIENCED AN INCREASE IN THE RATE OF REDEMPTIONS, CASH AND CASH EQUIVALENTS HAVE BEEN MAINTAINED IN ORDER TO MEET SUCH REDEMPTIONS, WHICH HAS HAD THE EFFECT OF REDUCING YIELD. THE MANAGER INTENDS TO MAINTAIN THIS POSITION UNTIL SUCH TIME AS THE MARKET FOR ADJUSTABLE RATE MORTGAGE SECURITIES NORMALIZES AND REDEMPTION RATES STABILIZE.

Traditionally, the mortgage securities in which most mutual funds invested were exclusively U.S. Government Mortgage Securities representing interests in pools of fixed rate mortgages. The Portfolio believes that by investing primarily in mortgage securities which have variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest. Unlike fixed-rate mortgages which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally is able to reinvest such amounts in securities with a higher current rate of return. However, the Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Portfolio would likely decrease. Also, the Portfolio's net asset value could vary due to market yield changes during interim periods between coupon reset dates, which typically range from one month to five years. Furthermore, during periods of declining interest rates, income to the Portfolio derived from ARMS will decrease in contrast to the income on fixed rate mortgages which will remain constant. In addition, ARMs also have less potential for appreciation in value when interest rates decline than do fixed rate investments which tend to increase in value as interest rates decline. See "U.S. Government Mortgage Securities," "Characteristics of the Adjustable Rate Mortgage Securities in Which the Portfolio Invests" and "Illiquid Securities."


Multi-Class Residential Mortgage Securities may constitute up to 35% of the Portfolio's assets. Unlike U.S. Government Mortgage Securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies or instrumentalities. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. Government Mortgage Securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government.


The Portfolio expects that a substantial portion of its assets invested in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities. Subordinated Residential Mortgage Securities are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage securities. Accordingly, losses on the underlying mortgage loans are generally borne by the holders of Subordinated Residential Mortgage Securities before they are borne by the holders of more senior mortgage securities arising out of the same pool. The holders of Subordinated Residential Mortgage Securities are therefore compensated with a higher stated yield than are the holders of more senior Multi-Class Residential Mortgage Securities. The return on Subordinated Residential Mortgage Securities is decreased by any loss incurred pursuant to the terms of the Subordinated Residential Mortgage Security.

A Multi-Class Residential Mortgage Security that is senior to a Subordinated Residential Mortgage Security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after any subordinated interests have been exhausted pursuant to the terms of the Subordinated Residential Mortgage Security. See "Multi-Class Residential Mortgage Securities." The primary credit risk to the Portfolio by investing in Subordinated Residential Mortgage Securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a Subordinated Residential Mortgage Security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses. The senior Multi-Class Residential Mortgage Securities in which the Portfolio invests are rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service. The Subordinated Residential Mortgage Securities in which the Portfolio invests are generally unrated and the Manager is not in the business of determining credit ratings. However, the Manager believes that the Subordinated Residential Mortgage Securities in which the Portfolio invests generally present credit risks similar to that of corporate debt securities rated "BBB" or "Baa" by Standard and Poor's Corporation or Moody's Investors Service, respectively, although it notes that certain recently rated BBB mortgage securities have a first loss protection somewhat greater and a yield somewhat lower than the Subordinated Residential Mortgage Securities in which the Portfolio typically invests.

Debt rated "BBB" by Standard and Poor's Corporation is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Debt rated "Baa" by Moody's Investors Service is considered a medium grade obligation; i.e., it is neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective

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elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Manager seeks to limit the risks presented by Subordinated Residential Mortgage Securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and Subordinated Residential Mortgage Securities. The Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying Subordinated Residential Mortgage Securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire Subordinated Residential Mortgage Securities where, in the view of the Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Manager seeks to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for Subordinated Residential Mortgage Securities.

The Trust and the Portfolio are registered as a "non-diversified" investment company. Nevertheless, in accordance with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, the Trust and the Portfolio may not purchase the securities of any one issuer if, as a result of such purchase, more than 5% of the Trust's or the Portfolio's total assets would be invested in the securities of such issuer at the end of any fiscal quarter, except that with respect to 50% of either of the Trust's or the Portfolio's total assets, the Trust or the Portfolio may invest up to 25% of its total assets in the securities of any one issuer. Securities of the U.S. Government and securities of other regulated investment companies are not subject to any investment limitations. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Portfolio's investments will be more affected by any single adverse economic, political or regulatory occurrence than will a diversified investment company.

The Portfolio intends to concentrate its investments in the asset-backed securities industry. This means that at least 25% of the Portfolio's investments will be in companies which issue asset-backed securities, such as Multi-Class Residential Mortgage Securities and residential mortgage loan pools. However, due to adverse economic conditions or for defensive purposes, the Portfolio may temporarily have less than 25% of the total value of its assets in that industry. The Portfolio will follow this policy at all times because it is fundamental and may not be changed without a majority vote of the Portfolio's shares.

The Portfolio may from time to time borrow money for the purpose of acquiring additional portfolio investments. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income per share. Any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. See "Borrowing" under "Other Investment Policies."

U.S. GOVERNMENT MORTGAGE SECURITIES

The Portfolio may invest in U.S. Government Mortgage Securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates mortgage securities from pools of U.S. Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally-insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

The mortgage securities either issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA, FHLMC, or FNMA fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage

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

securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government Mortgage Securities with comparable maturities. The Portfolio intends to invest in U.S. Government Mortgage Securities which are ARMS (see "Characteristics of the Adjustable Rate Mortgage Securities in Which the Portfolio Invests").

MULTI-CLASS RESIDENTIAL MORTGAGE SECURITIES

Multi-Class Residential Mortgage Securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as commercial banks, savings and loan associations and mortgage bankers. Unlike U.S. Government Mortgage Securities, such as those issued by GNMA, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies or instrumentalities. The yields on Multi-Class Residential Mortgage Securities, however, have been historically higher than the yields on U.S. Government Mortgage Securities. The Multi-Class Residential Mortgage Securities in which the Portfolio invests may be ARMS.

Multi-Class Residential Mortgage Securities are issued with one or more classes subordinate in a specified manner as to the payment of principal and interest. As a result, losses on the underlying mortgage loans are borne by the holders of the Subordinated Residential Mortgage Securities before the holders of more senior mortgage securities. Accordingly, the stated yield of Subordinated Residential Mortgage Securities is greater than that of more senior Multi-Class Residential Mortgage Securities arising out of the same pool. The return on Subordinated Residential Mortgage Securities is, in turn, decreased by any realized losses incurred pursuant to the terms of the Subordinated Residential Mortgage Security. While the Portfolio invests in both senior Multi-Class Residential Mortgage Securities and Subordinated Residential Mortgage Securities, the Portfolio expects that at least a substantial portion of its investment in Multi-Class Residential Mortgage Securities will be composed of Subordinated Residential Mortgage Securities.

Multi-Class Residential Mortgage Securities represent a beneficial interest in a pool of mortgage loans typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party who is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, who may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans. (See the Statement of Additional Information for further discussion of these matters.)

A type of Subordinated Residential Mortgage Security is sometimes called a "Special Hazard Certificate." With these securities, a holder bears some or all losses resulting from special hazard losses to the property securing the mortgages underlying the other class or classes of Multi-Class Residential Mortgage Securities arising out of the same pool of mortgages. Special hazard risks may include damage to mortgage properties caused by earthquakes, landslides, vandalism, or other risks not covered by other requisite insurance policies.

The Portfolio seeks to limit the risks presented by Subordinated Residential Mortgage Securities by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it acquires. The Portfolio invests in Subordinated Residential Mortgage Securities when, in the judgment of the Manager, the difference in stated yield on Subordinated Residential Mortgage Securities over that of the senior mortgage securities exceeds the marginal risk assumed by the holders of the Subordinated Residential Mortgage Securities. See "Risks of Subordinated Residential Mortgage Securities."

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The Portfolio seeks to purchase Multi-Class Residential Mortgage Securities with underlying mortgage loans secured by property located in geographic regions that present favorable economic conditions. In this regard, the Manager considers and analyzes residential housing trends, employment information, demographic data and other information it deems relevant in evaluating a geographic region.

The Portfolio may invest in Multi-Class Residential Mortgage Securities that represent an interest in mortgage pass-through securities.

CHARACTERISTICS OF THE ADJUSTABLE RATE
MORTGAGE SECURITIES IN WHICH THE PORTFOLIO INVESTS

General. ARMS are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. Mortgages which collateralize ARMS have become an increasingly important form of residential financing. Generally, ARMS are collateralized by mortgages that have a specified maturity date and which amortize principal much in the fashion of a fixed rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMS will behave like fixed rate mortgages in that current levels of prepayments of principal on the underlying mortgages could accelerate. Furthermore, during periods of declining interest rates, income to the Portfolio derived from ARMS will decrease in contrast to the income on fixed rate mortgages which will remain constant. In addition, ARMS also have less potential for appreciation in value when interest rates decline than do fixed rate investments which tend to increase in value as interest rates decline. However, one difference between mortgages which collateralize ARMS and fixed rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARMS' security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest rate that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to adjustable rate mortgages that the Portfolio's Manager believes make them attractive investments in seeking to accomplish the Portfolio's objective.

The market value of ARMS, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, ARMS, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

The adjustable interest rate feature of the underlying mortgages generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Portfolio to fluctuate less dramatically than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate possibly resulting in a slightly lower net asset value until the coupon resets to market rates, which could take as long as one month to five years. Thus, investors could suffer some principal loss if they sold their shares of a Trust before the interest rates on the underlying mortgages held by the Portfolio are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Portfolio's net asset value will fluctuate as well. Since most mortgage securities in the Portfolio's

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portfolio will generally have annual reset caps of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term fixed-rate debt securities and consequently to decrease in value.

Historically, ARMS have had a higher default rate than fixed rate mortgages. Recently, however, most ARMS originators have changed their underwriting procedures to ensure that applicants qualify for their mortgage amounts based on the "fully indexed" interest rate of the mortgage. In the past, many originators would qualify applicants based on the initial interest rate of the mortgage (commonly called a "teaser rate") which in most instances was substantially lower than the "fully indexed" interest rate. This procedure resulted in higher default and delinquency rates for ARMS than for fixed rate mortgages once the mortgages adjusted up to the "fully indexed" interest rate. The Manager believes that the curtailment of this practice by most originators will, over time, lead to a substantial narrowing in the default rates between fixed and adjustable rate mortgages.

Caps and Floors. The underlying mortgages which collateralize the ARMS in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (i) per reset or adjustment interval and (ii) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. Negative amortization occurs when a loan payment does not keep pace with interest rates and is less than the interest due for the time period covered by such payment. The result is that the amount of the deficiency is added to the unpaid principal balance on the loan, increasing the outstanding amount of the loan notwithstanding the fact that the amount due has been paid.

Resets. The interest rates paid on the ARMS in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolio may invest in collateralized mortgage obligations ("CMOs"). Collateralized mortgage obligations are debt obligations collateralized either by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs. CMOs may be issued by the U.S. Government, its agencies or instrumentalities or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of such entities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities, but they may also be collateralized by whole loans or private mortgage pass-through securities. CMOs purchased by the Portfolio will be, at the time of purchase, rated at least "A" by either Standard & Poor's Corporation or Moody's Investors Service, or, if unrated, such instruments will be, in the opinion of the Manager, of comparable quality to such securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier

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than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs (other than any "principal-only" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In a common structure, payments of principal (including any prepayments) on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES

The Portfolio may invest in stripped mortgage-backed securities ("SMBS"). Stripped mortgage-backed securities are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on both PO and IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. If the underlying Mortgage Assets of an IO class of SMBS experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category. SMBS experience greater volatility in market value than mortgage securities in general. SMBS purchased by the Portfolio will be, at the time of purchase, rated at least A by either Standard & Poor's Corporation or Moody's Investors Service, or, if unrated, such instruments will be, in the opinion of the Manager, of comparable quality to such securities. The Portfolio will generally not invest more than 15% of its assets in IO and PO classes of SMBS.

The staff ("Staff") of the Securities and Exchange Commission (the "SEC") takes the position that SMBS issued by the U.S. Government or its agencies or instrumentalities which are backed by fixed-rate mortgages may be considered liquid securities as determined under guidelines and standards established by the Board of Trustees. The Staff considers SMBS not issued by the U.S. Government or its agencies or instrumentalities and SMBS not backed by fixed rate mortgages as illiquid securities. The Portfolio will treat these instruments as illiquid when testing its portfolio for compliance with the 15% limitation on illiquid investments. See "Illiquid Securities".

RISKS OF MORTGAGE SECURITIES

The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at

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

lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

RISKS OF SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES

Subordinated Residential Mortgage Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional debt securities and mortgage securities. In addition, while Subordinated Residential Mortgage Securities have a higher stated yield than traditional mortgage securities, holders of Subordinated Residential Mortgage Securities bear a greater risk of loss than do holders of senior or more traditional mortgage obligations. Such holders bear all or a portion of losses arising from the mortgage pool prior to senior holders bearing any such losses. The primary credit risk arising from a holder's subordination is the potential loss caused by a default on the part of the borrower of the mortgages securing the instrument. This risk is usually greater during a period of declining or stagnant real estate values. There may be certain costs and delays associated with foreclosure. There is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses, in which case the Portfolio may, depending on the nature of its subordination, suffer a loss equal to the difference between this amount and the liquidation proceeds. A Subordinated Residential Mortgage Security may provide that a holder bears a portion or all of the risk of such losses resulting from (i) the decrease in value of the property caused by special hazard risks and/or (ii) all other losses resulting from the default by a borrower. Accordingly, distributions on Subordinated Residential Mortgage Securities may be reduced by realized losses.

The Portfolio, however, seeks to limit the risks presented by such instruments by reviewing and analyzing the characteristics of the mortgage loans underlying the Subordinated Residential Mortgage Securities that it acquires and evaluating the likelihood of losses occurring. The Portfolio seeks opportunities to acquire Subordinated Residential Mortgage Securities where in the view of the Manager, the potential for a higher marginal yield on such instruments outweighs any additional risk presented by such instrument. In addition, the Manager seeks to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for Subordinated Residential Mortgage Securities. See "Illiquid Securities."

OTHER INVESTMENT POLICIES

Interest Rate Swaps and Hedging Transactions. The Portfolio may enter into various hedging transactions, such as engaging in interest rate swaps and interest rate futures transactions and purchasing and selling interest rate collars, caps and floors to protect against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of its portfolio. Hedging transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets

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

resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any hedging transaction is a function of market conditions. Further hedging transactions may be used by the Portfolio in the future as they are developed or deemed by the Board of Trustees of AIST to be appropriate, and to be in the best interest of investors in the Portfolio. The Portfolio intends to use these transactions as a hedge against interest rate fluctuations and not as speculative investments. The Portfolio reserves the right, but has no current intention, to engage in options and futures transactions other than futures transactions on interest rates.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The Portfolio will not enter into swaps, caps, collars or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Portfolio may enter into interest rate futures contracts to protect against fluctuations in interest rates effecting the value of debt securities that the Portfolio either holds or intends to acquire. The Portfolio will only enter into futures transactions on a national exchange. The Portfolio's use of such instruments will in all cases be consistent with the applicable regulatory requirements and, in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Portfolio must comply in order to avoid registration as a commodity pool operator under the Commodity Exchange Act and any applicable state law.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, AMC and the Portfolio believe such obligations do not constitute senior securities. The Staff of the SEC is presently considering its position with respect to swaps, caps, collars and floors as senior securities. Pending a determination by the Staff, the Portfolio will either treat caps, collars and floors as being subject to its senior securities restrictions or will refrain from engaging in caps, collars and floors. Once the Staff has expressed a position with respect to swaps, caps, collars and floors, the Portfolio intends to engage in swaps, caps, collars and floors, if at all, in a manner consistent with such position. The Portfolio will not treat swaps covered in accordance with applicable regulatory requirements as senior securities. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Portfolio's custodian in a segregated account. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain in the segregated account the full amount of the Portfolio's obligations under each such swap. The Portfolio may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by AMC, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be credit worthy. If a default occurs by the other

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

party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Portfolio's rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms AMC believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Staff to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. See "Illiquid Securities."

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Portfolio's portfolio securities and depends on AMC's ability to predict correctly the direction and degree of movements in interest rates. Although the Portfolio believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if AMC's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transactions. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor. The Portfolio believes that AMC possesses the skills necessary for the successful utilization of hedging and risk management transactions.

Other risks associated with the use of futures contracts are: (i) imperfect correlation between the change in the market value of the underlying commodity and the prices of futures contracts and options with the result that futures and options may fail as hedging techniques in cases where the price movements of the securities underlying the futures and options do not follow the price movements of the Portfolio's portfolio securities subject to a hedge; and (ii) possible lack of a liquid secondary market for a futures position when liquidation of that position is desired with the result that the Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist. In addition, because of the margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader (i.e., the Portfolio). Furthermore, many futures exchanges and boards of trade limit the amount of fluctuations permitted in futures contract prices during a single trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

New financial products continue to be developed and the Portfolio may invest in any such products to the extent consistent with its investment objective and the regulatory and Federal tax requirements applicable to investment companies.

When-Issued and Forward Commitment Securities. The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices and/or secure a favorable rate of return. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date which may be a month or more after the date of the transaction. At

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

the time the Portfolio makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may experience a gain or loss due to market fluctuation. On the delivery date, the Portfolio will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss or will have lost the opportunity to otherwise invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions. Securities purchased on a when-issued, delayed delivery or forward commitment basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Borrowing. The Portfolio may from time to time borrow money for the purpose of acquiring additional portfolio investments (also known as "leverage") when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. The amount of any such borrowing or issuance will depend upon market or economic conditions existing at that time. The Portfolio may also borrow in order to assure that it remains fully invested by using borrowed cash to purchase portfolio investments with the intent of repaying the borrowings from the proceeds of expected sales of Portfolio shares.

The Portfolio may borrow money from banks on a secured or unsecured basis at variable or fixed rates. However, as prescribed by the Investment Company Act of 1940, the Portfolio will be required to maintain specified asset coverage of at least 300% with respect to any such bank borrowing immediately following any such borrowing or issuance. If at any time asset coverage falls below 300%, the Portfolio must, within three days (not including Sundays and holidays), reduce the amount of its borrowings until it has 300% coverage. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

In addition, the Portfolio may on a temporary basis issue a note or other evidence of indebtedness representing up to 5% of its assets at the time the loan is made. Such a borrowing must be privately arranged and not intended to be publicly distributed and is presumed to be for temporary purposes if it is repaid within 60 days.

While, as stated above, the Portfolio will borrow money for the purpose of acquiring additional portfolio investments only when it believes that such borrowing will produce additional income to the Portfolio, the interest cost on the capital raised through leverage may exceed the interest on the assets purchased. The Portfolio may also be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowings and the issuance of indebtedness create an opportunity to be more fully invested and to earn greater income per share. However, any such borrowing or issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. Such risks may be mitigated through the use of borrowings and issuances of indebtedness that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing debt, the use of leverage will diminish the investment performance of the Portfolio compared with what it would have been without leverage.

The Portfolio will not always borrow money or issue debt to finance additional investments. The Portfolio's willingness to borrow money and issue debt for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are the investment outlook, market conditions and interest rates. To the extent that the Portfolio invests borrowed money in short-term fixed-rate debt obligations, successful use of a leveraging strategy depends on AMC's ability to correctly predict interest rates and market movements over these short-term periods. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans of Portfolio Securities. The Portfolio may make loans of its portfolio securities under certain circumstances to enhance its income. With the approval of the Trustees of AIST and subject to various conditions which may be imposed from time to time under various securities regulations, the Portfolio may lend its portfolio securities to qualified broker/dealers or other institutional investors provided that such loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan, that the borrower deposits and maintains with the Portfolio at least 102% cash collateral and that the portfolio securities loaned are "marked to market" daily. There are risks of delay in recovery and loss of rights and collateral should the borrower fail financially. The lending of securities is a common practice in the securities industry. The Portfolio will engage in security loan arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term interest bearing obligations, but will do so only to the extent consistent with its tax status as a regulated investment company. The Portfolio will continue to be entitled to all interest on any loaned securities.

Illiquid Securities. The Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Portfolio expects that the Subordinated Residential Mortgage Securities in which it invests generally will be restricted securities.

The Portfolio will not invest more than 15% of its assets in illiquid investments. The Portfolio will adhere to a more restrictive limitation on its investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Trust are registered for sale. Illiquid securities include securities that are not readily marketable and restricted securities, unless the Trustees of AIST determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Trustees of AIST may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees of AIST, however, retain oversight and will be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees of AIST will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. In such an event, the Trustee will consider appropriate remedies to maximize the Portfolio's liquidity and its ability to meet redemption requests within seven days.


The Trust has experienced an increase in the rate of redemptions. As a result, the Portfolio has increasingly been managed to provide adequate cash reserves to satisfy redemption requests, resulting in decreased ability to seek high current income with low volatility of principal, which is the Trust's fundamental investment objective. Investing a larger percentage of portfolio assets in cash and short-term instruments results in lower yields than those typically received on investments in mortgage securities. Moreover, adverse market


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

conditions have resulted in a decrease in the value of subordinated adjustable rate mortgage (ARM) securities of the type in which the Trust has invested.


Significant increases in interest rates in 1994 resulted in a general decline in bond prices. In an environment of rapidly rising interest rates, while the interest rates on the underlying ARMs continue to reset, the value of ARM securities decline, because interest rates rise faster than resets occur. Typically it takes 45-60 days before interest rate resets are reflected in the Portfolio. In addition, the mortgages underlying the Portfolio's securities typically reset once a year, so it may be a full year before certain of the Portfolio's mortgages reset to reflect any increases in the interest rates.

In 1995 U.S. short- and long-term interest rates generally declined. However, performance of the Portfolio was negatively affected by the lingering effects of the recessionary environment in California, which proved to be much deeper and more prolonged than originally anticipated. In particular, real estate values fell or remained at depressed levels, which led to increased credit risk and, in turn, resulted in increased default losses on a number of the subordinated mortgage securities backed by Southern California real estate held by the Portfolio.

The performance of the Portfolio has been negatively affected by the interest rate conditions in the ARM securities market. As a result of the 1994 interest rate increases and declining bond prices, combined with negative publicity on the mortgage securities market and the higher than expected price volatility experienced with many mortgage-backed securities, mortgage funds industry-wide continued to experience heavy redemptions in 1995. As a result, ARM funds continued to liquidate subordinated mortgage securities to meet redemption requests. This resulted in an increased supply of subordinated mortgage securities in the market, bringing wider spreads over the relevant indices and reduced prices.

The increase in redemptions along with adverse interest rate conditions in 1994 and deteriorating credit risks have caused the market for subordinated mortgage securities to be less liquid. Over the long term, AMC believes that the market will value portfolio securities based primarily upon fundamental considerations of credit quality, prepayment rates and other such factors, with less emphasis on market conditions. Yet there can be no assurance that such will be the case. Further fluctuations in net asset value may occur as a result of such factors as deteriorating or improving market conditions and liquidity and credit experience of portfolio securities.


The Staff has taken the position that special hazard certificates, interest rate swaps, caps, collars and floors and SMBS not issued by the U.S. Government or its agencies or instrumentalities and SMBS not backed by fixed-rate mortgages should be deemed illiquid. Accordingly, the Portfolio currently treats these instruments as illiquid when testing its portfolio for compliance with the 15% limitation on illiquid investments.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who bears the expenses of registering the restricted securities and prevailing supply and demand conditions.


Portfolio Turnover. The Portfolio's portfolio turnover rate may vary from year to year, as well as within a year. The annual rate of the Portfolio's portfolio turnover for the fiscal years ended October 31, 1994 and 1995 was 83% and 108%, respectively. A higher portfolio turnover rate may result in higher brokerage commissions and other transactional expenses which must be borne, directly or indirectly, by a Portfolio and ultimately by a Trust's shareholders. The Portfolio anticipates that its annual portfolio turnover rate generally will not exceed

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

100%. See Execution of Portfolio Transactions in the Statement of Additional Information. The portfolio turnover rate for the Trust as set forth in "Financial Highlights" reflects the purchase and redemption by the Trust of shares of the Portfolio.

Temporary Defensive Positions. When maintaining a temporary defensive position, the Portfolio may invest its assets without limit in short-term U.S. Government and U.S. Government agency securities including, among others, FNMA and FHLMC short-term agency discount notes.

     DISTRIBUTIONS AND TAXES
-------------

DISTRIBUTIONS

Income dividends will be declared and paid monthly. The Trust intends to declare or distribute sufficient dividends from its net investment income and/or net capital gain income in an amount great enough to avoid imposition of the 4% excise tax.

CHOOSING A DISTRIBUTION OPTION

When you buy shares of the Trust you may choose from the following distribution options:

(1) The Share Option reinvests your income dividends and/or capital gains distributions, if any, in additional shares. If no option is selected, income dividends (and capital gains, if any) will be reinvested in additional shares of the Trust. Income dividends and/or capital gains will be reinvested at the net asset value as of the reinvestment date for the distribution.

(2) With the Cash Option, you may receive income dividends and/or capital gains distributions in cash. If you select this option and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for 6 months, your money will be reinvested in your account at the then-current net asset value and your election will be converted to reinvesting both income dividends and capital gain distributions in additional shares.

(3) If you are also a shareholder in any of the other Astra Funds distributed by the Distributor, the Transfer Option permits you to have income dividends and/or capital gains distributions of the Trust automatically invested in shares of any of those Astra Funds of which you are a shareholder at the applicable net asset value. If you select this option, the minimum investment requirements for additions to an existing account will be waived.

Once again, you must specify which option you desire when you place your order or submit your application. The tax consequences of distributions (described below) are the same whether you choose to receive them in cash or to reinvest them in additional shares of the Trust or another Astra Fund.

If for any fiscal year of the Trust, the amount of distributions paid or deemed paid for such year exceeds its investment company taxable income plus net realized capital gains for such year, the amount of such excess would be treated as a return of capital to all those shareholders who held shares of the Trust during the year. In such case, each distribution paid or deemed paid for that year would be treated, in the same proportion, in part as a distribution of taxable income and in part as a return of capital. Shareholders would incur no current Federal income tax on the portion of such distributions which are treated as a return of capital, but each shareholder's basis in his Trust shares would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease their capital loss) upon subsequent redemption of his shares.

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

TAXES

Taxation of the Trust. The Trust is treated as a separate entity for Federal income tax purposes. The Trust intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its net investment income and net realized short-term and long-term capital gains for a fiscal year in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Trust should not be liable for Federal income or excise taxes.

Taxation of Shareholders. For Federal income tax purposes, any income dividends which you receive from the Trust, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned your Trust shares and regardless of whether you receive such distributions in cash or in additional shares. Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Trust shares are taxable events on which a shareholder may realize a gain or loss. All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Trust are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

The Trust may be required to report to the Internal Revenue Service any taxable dividend or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the shareholder application form. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Trust that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Shareholders should consult their tax advisors with respect to the applicability of state and local income taxes to distributions and redemption proceeds received from the Trust. Distributions by the Trust to shareholders who are nonresident aliens or foreign corporations may be subject to U.S. withholding taxes. Such shareholders should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Trust.

                               SHAREHOLDER'S GUIDE

     HOW TO BUY SHARES OF THE TRUST
-------------

Shares of the Trust are made available through selected financial service firms such as broker-dealer firms and banks ("Firms") who have signed agreements with the Distributor, the Trust's principal underwriter. Shares may also be purchased by check or wire directly to the Trust's Transfer Agent. The minimum initial investment by a shareholder in the Trust is $50,000. The minimum subsequent investment is $1,000, but these requirements may be changed or waived at any time at management's discretion. Any order for the purchase of shares may be rejected in whole or in part. The Trust's offering price is the net asset value next determined after an order is received.

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

The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with sales of shares of the Trust and other Astra Funds.

You will receive a confirmation of each new transaction in your account, which will also show you the number of Trust shares you own and the number of shares being held in safekeeping by the Trust's Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Trust will not be issued unless you request them in writing.

PURCHASES BY WIRE

Purchases by wire transfer should be directed to "Investors Fiduciary Trust Co. ABA 101003621 for credit to Astra Adjustable U.S. Government Securities Trust IV A/C 890752-443-9 for further credit to shareholder A/C #_____________, Shareholder Name: _____________________________."

For initial purchase by Federal funds wire, you must first obtain an account number by telephoning the Trust at 800-441-7267. You may then instruct your bank to wire funds as described above. After you have received an account number and have wired funds, you must complete the application form that accompanies this Prospectus and send it to:

            DST Systems, Inc.
            P.O. Box 419174
            Kansas City, MO 64141
            Attn.: Order Department

This procedure is for the protection of shareholders. The Trust will not honor orders for redemptions until it receives the proper authorizations. See the Application included in this Prospectus.

For subsequent investments by wire, first telephone the Trust's Shareholder Servicing Agent at (800) 441-7267, to obtain a wire reference number prior to transmission. This helps the Trust to ensure the proper credit to your account.

Shares purchased by Federal funds wire will be purchased at the close of business on the day on which the Federal funds wire is received and, if the wire is received before 11:00 A.M. New York time, the shares will be entitled to dividends on that business day. Shares purchased by Federal funds wire received after 11:00 A.M. New York time will be entitled to dividends on the next business day.

PURCHASE THROUGH DEALER

Orders for purchase of shares placed through dealers will receive the net asset value next computed following receipt of the order provided the dealer receives the order prior to the close of the New York Stock Exchange and transmits it to the Distributor prior to its close of business that same day (normally 3:00 p.m. Pacific time).

Dealers are required to provide payment within five business days after placing an order. DEALERS MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

PURCHASE BY CHECK

An initial investment made by check must be accompanied by an Application, completed in its entirety. Additional shares of the Trust may also be purchased by sending a check payable to the Trust, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

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

PRE-AUTHORIZED INVESTMENT PLAN

For your convenience, a pre-authorized investment plan (see "Pre-Authorized Investment Plan" on the Additional Account Privileges Form) may be established whereby your personal bank account is automatically debited and your Trust Account is automatically credited with additional full and fractional shares ($100 subsequent minimum investment). For further information on pre-authorized investment plans, please contact the Shareholder Servicing Agent.

COMBINED PURCHASE PRIVILEGE

The Combined Purchase Privilege is intended to allow qualifying investors a reduced sales charge only in a Astra Fund which imposes an initial sales charge and will not affect any CDSC which may be imposed on the redemption of shares of the Trust or the compensation to selling Firms on the sale of Trust shares. Investors may qualify for the Combined Purchase Privilege by combining purchases of shares of the Trust with shares of any Astra Fund which imposes an initial sales charge. Shares of the Trust may also be combined with shares of such other Astra Funds for purposes of completing a Letter of Intent.

     HOW TO REDEEM SHARES OF THE TRUST
-------------

Shares of the Trust are redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business, reduced by the amount of any applicable contingent deferred sales charge described below and the amount of any Federal income tax required to be withheld.

If the shareholder holds his Trust shares for more than three months after their purchase, he will not have to pay any charge when he redeems those shares. Shares of the Trust redeemed within the first three months of their purchase (except shares acquired through the reinvestment of distributions) will be subject to a contingent deferred sales charge of .25% of the original purchase price. A contingent deferred sales charge is not imposed on (a) shares of the Trust in the account which were purchased more than three months prior to redemption, (b) all shares of the Trust in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, of value of all other shares of the Trust in the account (namely those purchased within the three months preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause
(c) on a first-in-first-out basis.

No contingent deferred sales charge will be payable in connection with the redemption of shares of the Trust purchased by officers, directors and bona fide full-time employees of ASIS, and with certain exceptions, officers, directors and full-time employees and sales representatives of AMC, the Distributor or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit plan of such persons), broker-dealers having sales agreements with the Distributor, all for their own accounts or for their current spouse and children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law, cousins, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchases are for their own investment purposes only and the purchaser represents that the shares will not be resold except to the Trust).

No contingent deferred sales charge will be payable in connection with the redemption of shares of the Trust which were acquired via certain exchange transactions as fully described in the Exchange Privilege Section of this prospectus.

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

The contingent deferred sales charge will be waived for certain redemptions of shares of the Trust (i) upon the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an IRA or other qualified retirement plan. The contingent deferred sales charge will be waived in the case of a redemption of shares of the Trust following the death or permanent disability of a shareholder if the redemption is made within three months of purchase. The waiver is available for total or partial redemptions of shares of the Trust owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The shareholder must notify the Trusts' Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the contingent deferred sales charge. The relevant information as requested in the Contingent Deferred Sales Charge Waiver Form, included in this prospectus on page 37, must be provided to the Trusts' Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the Investor's entitlement.

                              TYPES OF REDEMPTIONS

REDEMPTIONS BY MAIL

A written request for redemption (or an endorsed share certificate, if issued) must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. The Transfer Agent may also require a signature guarantee by an eligible guarantor as stipulated in Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. To determine whether a signature guarantee or other documentation is required, shareholders may call the Trust's Shareholder Servicing Agent at (800) 441-7267.

REDEMPTION OF SHARES BY SECURITIES DEALERS

Brokers, dealers, or other sales agents may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Trust nor the Distributor impose any such charges.

EXPEDITED TELEPHONE REDEMPTIONS

You may have the payment of redemption requests (of $5,000 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). If no share certificates have been issued, you may request a wire redemption by telephone or wire to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 441-7267. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable to you.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to him or her, or to anyone else properly designated as long as the account has a value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater.

There are no separate charges to you under this plan. A number of full and fractional shares equal in value to the amount of the requested payment will be redeemed. Such redemptions are normally processed on the fifth day prior to the end of the month or quarter. Checks are then mailed on or about the first of the following

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

month. Shareholders who elect to have a Systematic Withdrawal Plan must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the systematic cash withdrawal section on the Additional Account Privileges Form.

You may change the amount, frequency, and payee, or terminate this plan by giving written notice to the Trust's Transfer Agent. As shares of the Trust are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or the Trust.

GENERAL

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. The Trust may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Trust recommends that all purchases be made by bank wire Federal funds. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC. Due to the relatively high cost of handling small investments, the Trust reserves the right upon 30-days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $50,000 other than as a result of a decline in the net asset value per share.

     SHAREHOLDER SERVICES AND PRIVILEGES
-------------

EXCHANGE PRIVILEGE

Shares of the Trust held for at least six months may be exchanged into any other Astra fund distributed by the Distributor which does not have the same investment objective, offers an exchange privilege and imposes an initial sales charge at the then current net asset value provided that the total value of shares being exchanged meets the minimum investment requirement of the fund into which they are being exchanged. Shares of the Trust may be exchanged into any Astra fund which imposes a comparable CDSC at any time. If such shares are subsequently redeemed, they will not be subject to a CDSC if they have been held for 6 months from date of initial purchase.

Shares of the other funds which impose a comparable CDSC and offer an exchange privilege may be exchanged for shares of the Trust on the basis of relative net asset values as provided for in the Exchange Privilege section of the respective funds' prospectuses. If such shares are subsequently redeemed, they will not be subject to a CDSC if they have been held for 6 months from date of initial purchase.

General. The prospectuses of the other funds should be reviewed before effecting any exchange. You should note that any exchange may only be made in states where shares of the other funds are qualified for sale and may create a gain or loss to be recognized for Federal income tax purposes. Exchanges may be authorized by telephone. You will automatically be assigned this privilege unless you check the box on the Application which indicates that you do not wish to have the privilege (see "Telephone Exchange Privilege" section of the Application). In addition, if you exchange by mail, the exchange will be effected, upon receipt of written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed, into an identically registered account. The exchange privilege may be modified at any time or discontinued upon 60 days' written notice to Shareholders.

REINSTATEMENT PRIVILEGE

If you have redeemed your shares of the Trust, you may reinvest up to the full amount of the proceeds of such redemption, at net asset value at the time of reinvestment. The amount of any contingent deferred sales charge on the shares of the Trust will also be reinvested. Such reinvested shares of the Trust will retain their original cost and purchase date only for purposes of the contingent deferred sales charge.

In order to exercise this privilege, a written order for the purchase of shares must be received by the Trust's Transfer Agent, or be postmarked, within 30 days after the date of redemption. This privilege can be used only once per calendar year. If you incur a loss on the redemption and use the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction. See Statement of Additional Information for further discussion.

     EXPEDITED REDEMPTION AND TELEPHONE EXCHANGE INFORMATION
-------------


The Trust and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Trust or its Transfer Agent reasonably believe that such instructions were genuine. The Trust and its Transfer Agent have established procedures that the Trust believes are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include:
(i) recording telephone instructions for exchanges and expedited redemptions;
(ii) requiring the caller to give certain specific identifying information; and
(iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Trust and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


     HOW THE TRUST VALUES ITS SHARES
-------------

The net asset value and offering price of shares of the Trust are determined once daily as of the close of trading on the New York Stock Exchange during the Trust's "business day," which is any day on which the Exchange is open for business. The net asset value of the Trust serves as the basis for the purchase and redemption price of Trust shares. The net asset value is also used in calculating the fee paid to the Manager.

CALCULATION OF NET ASSET VALUE

Net asset value is calculated by dividing the value of the Trust's portfolio securities, plus any cash or other assets less all liabilities, by the number of shares outstanding. Since the Trust will invest in the Portfolio, the value of the Trust's portfolio securities will be equal to the value of its beneficial interest in the Portfolio. If the securities owned by the Portfolio increase in value, the value of the Trust shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Portfolio. The securities held in the Portfolio's portfolio will be valued by using market quotations, or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which reliable quotations or pricing services are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees of AIST, which procedures may include the delegation of certain responsibilities regarding valuation to the officers of AIST. The officers of AIST report, as necessary, to the Trustees of AIST regarding portfolio valuation determination.

Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio when the Trustees of AIST have determined that amortized cost is fair value. If the Portfolio acquires such securities with more than sixty days remaining to maturity, they will be valued at current market value (using the mean of the bid and the asked prices) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of AIST determine during such 60-day period that this amortized cost basis does not represent fair value.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain various measures of the Trust's performance including current yield, various expressions of total return and current distribution rate. These may occasionally cite statistics to reflect its volatility or risk.

The Trust may furnish average annual total return and total return quotations calculated at net asset value and at maximum offering price for various periods. Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum offering price for one, five and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions and deduction of any applicable contingent deferred sales charge. For such purposes, total return equals the total of all income and capital gain distributions paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Current yield reflects the income per share earned by the Trust's portfolio investments. It is calculated by dividing the Trust's net investment income per share during a recent thirty-day period by the maximum offering price on the last day of that period and annualizing the result.

Current yield reflects the income per share earned by the Trust's portfolio investments. It is calculated by dividing the Trust's net investment income per share during a recent thirty-day period by the maximum offering price on the last day of that period and annualizing the result.

Yield, which is calculated according to a formula prescribed by the SEC (see the Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to the Trust's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders. The current distribution rate is computed by dividing the annualized amount of dividends per share paid by the Trust during the past thirty days by the current offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and is calculated over a different period of time.

Advertisements and communications may compare the Trust's performance with (i) that of other mutual funds (except money market funds), as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, or (ii) the rates of return on certificates of deposit. From time to time, advertisements and other Trust materials and communications may cite statistics to reflect the Trust's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one, three, five, ten and thirty-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime lending rate of one or several banks, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

In addition, advertisements and other communications may cite current and compounded yield and distribution rates. Quotations of historical total returns, yields and distribution rates are not indicative of future dividend income or total return, but are an indication of the return to shareholders only for the limited historical period used. The Trust's yield, total return or distribution rate will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including the formulas and discussions of the yield and total return calculations, see the Statement of Additional Information.

In each case performance figures are based upon past performance, reflect all recurring charges against Trust income and, as appropriate, may or may not assume the payment of the applicable contingent deferred sales charge on the redemption of shares. The investment results of the Trust, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Trust's yield, distribution rate or total return may be in any future period.

     THE ASTRA GROUP
-------------

Atlas Group Inc. ("Atlas Group") is a financial services holding company and has its principal business address at 9595 Wilshire Boulevard, Suite 1001, Beverly Hills, California 90212. It comprises several affiliated companies, including AMC and the Distributor (whose principal business address is 750 B Street, Suite 2350, San Diego, California 92101), which provide advisory, distribution and administrative services to the Trusts. Atlas Group is a Delaware corporation of which Palomba Weingarten, Chairman of the Board of Trustees of ASIS and AIST, is the sole stockholder and Chief Executive Officer.


AMC provides a number of mutual funds, and may provide other personal and institutional accounts, with portfolio management services. It maintains a staff of experienced investment personnel and support facilities. Current assets under management are approximately $200 million.


The Distributor distributes shares for all of Astra Group's mutual funds. AMC and the Distributor are wholly-owned subsidiaries of Atlas Holdings Group, Inc. These companies are part of the umbrella name "Astra Group."

     PORTFOLIO MANAGEMENT
-------------

Investment management decisions made by AMC are made by a committee with no one person being solely responsible for making recommendations to the committee.

     MANAGEMENT FEES
-------------

The Trustees of AIST establish the Portfolio's investment policies and supervise and review the operations and management of the Portfolio. See "Trustees and Officers" in the Statement or Additional Information for a complete description of the Trustees of the Trust and the Portfolio. For furnishing the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio's assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite office space and personnel, and in general supervising and managing the Portfolio's investments subject to the ultimate supervision and direction of AIST's Trustees, AMC is paid monthly a fee equal to 0.55% per annum of the average daily net assets of the Portfolio on the first $500 million of assets. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion; and to 0.45% on net assets over $1 billion. AMC will reduce its aggregate fees for any fiscal year, or reimburse the Portfolio or Trust, to the extent required so that aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trust's shares are registered or qualified for sale.

Expenses for purposes of these expense limitations include the management fee but exclude brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation paid or incurred by the Trust or the Portfolio. In addition, the state with the most restrictive expense limitation allows the Trust to exclude distribution expenses. During the fiscal year ended October 31, 1995, the total expenses paid by the Trust were approximately 2.19% of its average daily net assets.


     ADMINISTRATIVE FEES
-------------

ASIS has retained the services of Atlas Group as administrator for the Trust, but has not retained the services of an investment adviser since the Trust seeks to achieve its investment objective by investing in the Portfolio. Pursuant to an administration agreement ("Administration Agreement") Atlas Group supervises the overall administration of the Trust. These administrative services include supervising the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, supervising the maintenance of books and records and other general and administrative responsibilities. For providing these services, Atlas Group receives a fee from the Trust of 0.10% per annum of its average daily net assets.


Under a sub-administration agreement between Atlas Group and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Trust, subject to the supervision of the Board of Trustees of ASIS. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to ASIS' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, Atlas Group (not the Trust) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Trust subject to certain minimums, exclusive of out-of-pocket expenses.


     DISTRIBUTION PLAN
-------------

The Trust finances activities which are primarily intended to result in the sale of Trust shares and has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (a "Plan"). Rule 12b-1 permits mutual funds, such as the Trust, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule.

The Trust's Plan provides that it will pay up to a maximum of 0.60% per annum of the Trust's daily net assets for expenses incurred in the distribution of the Trust's shares.

The Trust's Plan provides that it shall continue in effect for as long as such continuance is approved at least annually by the vote of a majority of the Trustees of ASIS and a majority of the Trustees of ASIS who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees"). The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust.

The Plan will only make payments of expenses actually incurred by the Distributor. The Plan provides that unreimbursed expenses may be carried over from year to year, provided, however, that, in accordance with a policy adopted by ASIS' Board of Trustees, such expenses may not be carried over for more than three years from the date when they were incurred and that the Distributor has not yet been reimbursed for such expenses. The Distributor may include as an expense a portion of its overhead, including out of pocket costs. In the event that Plan is terminated in accordance with its terms, the obligation of the Trust to make payments to the Distributor pursuant to the Plan will cease and the Trust will not be required to make any payments for expenses incurred after the date such Plan terminates.

Pursuant to the Plan, the Distributor will be entitled to reimbursement (up to the maximum of 0.60% per annum of the Trust's assets) for its actual expenses incurred in the distribution and promotion of the Trust's shares, including the printing of prospectuses and reports used for sales purposes, expenses for preparation and printing of sales literature, and related expenses, including any commissions, and maintenance, distribution or service fees paid to securities dealers or institutions who have executed a distribution or service agreement with the Distributor.

The Distributor currently expects to pay, (i) sales commissions to dealers of up to .45% of the purchase price of the share sold by such dealers; and (ii) a trial or maintenance fee, which will be prorated and paid quarterly after the first full year of investment, in an amount equal to .50% of the Trust's daily net assets owned by clients of such dealer.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including, without limitation, the size of the Trust, the investment climate and market conditions, and the volume of sales and redemptions of the Trust's shares. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of the Trust's shares. However, the Trust is not contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of the Trust's shares would not, of course, affect a shareholder's ability to redeem his shares.


For the fiscal year ended October 31, 1995, the Trust reimbursed the Distributor $32,575 for distribution expenses incurred. Distribution expenses incurred by the Distributor included disbursements of $7,673 for costs of personnel involved with the promotion and distribution of the Trust's shares. At October 31, 1995, the Distributor had incurred approximately $669,256 of distribution expenses in excess of amounts currently reimbursable by the Trust.


See the Statement of Additional Information for a further description of the Distribution Plan.

     GENERAL INFORMATION
-------------

The Trust is a series of ASIS which was organized as a Massachusetts business trust on July 19, 1989. The Trust consists of an unlimited number of shares of beneficial interest without par value.

All shares of the Trust have equal voting rights. In the event of dissolution or liquidation, holders of the Trust's shares will receive pro rata, subject to the rights of creditors, proceeds of the sale of the assets held. There are no preemptive or conversion rights applicable to any of the shares. ASIS shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The shares, when issued, will be fully paid and non-assessable. The Board of Trustees of ASIS may create additional series (or classes of series) of ASIS shares without shareholder approval. Any series of shares may be terminated by a vote of shareholders of such series entitled to vote or by the Trustees of ASIS by written notice to shareholders of such series.

Generally, there will not be annual meetings of shareholders. Shareholders may remove trustees from office by votes cast at a meeting of shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of ASIS, ASIS will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

As used in this Prospectus, the term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Trust or ASIS, as appropriate, or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust or ASIS, as appropriate, are represented at the meeting in person or by proxy, whichever is less.

Whenever the Trust is requested to vote on any proposal of the Portfolio, the Trust will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. As is true for all investment companies, a majority of the outstanding voting securities can control the results of any shareholder vote. Because Portfolio investors' votes are proportionate to their percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action which a majority of the outstanding voting securities of the Trust voted against. This could result in the Trust redeeming its investment in the Portfolio, which could result in increased expenses for the Trust. Whenever, the shareholders of the Trust are called to vote on matters relating to the Portfolio, the Trustees of ASIS shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of ASIS. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of ASIS and requires the notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by ASIS or the Trustees. The Declaration of Trust provides for indemnification out of the property of ASIS property for all loss and expense of any shareholder of ASIS held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which ASIS would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees of ASIS will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by ASIS of the Trustees and officers of ASIS except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of ASIS. Such person may not be indemnified against any liability to ASIS or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

Any conflict of interest arising between ASIS and AIST will be resolved by the Trustees of ASIS and AIST in accordance with their fiduciary responsibilities imposed by the Investment Company Act of 1940 and Massachusetts law. Absent the adoption of procedures reasonably appropriate to deal with conflicts of interest, state securities regulators generally do not permit the Trustees of the Portfolio to be the same individuals as the Trustees of ASIS. The Trustees of ASIS and AIST, including a majority of the disinterested Trustees (as that word is defined by the Investment Company Act of 1940, as amended) have adopted procedures that they believe are reasonably appropriate to deal with any potential conflicts of interest, up to including creating a separate Board of Trustees.

OTHER INFORMATION

Certain class action lawsuits, the first of which was filed on December 19, 1994 (entitled Lisa Liottali, on behalf of herself and all others similarly situated v. Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Institutional Securities Trust, Pilgrim Management Corporation, Pilgrim Group, Inc. and Palomba

Weingarten), are pending in the United States District Court for the Central District of California in which Pilgrim Group, Inc., Pilgrim Management Corporation, Pilgrim Distributors Corp., Pilgrim Institutional Securities Trust, Pilgrim Strategic Investment Series ("PSIS") (and certain series funds of PSIS) (predecessors to "Astra") and certain Trustees and Officers of the Trust are defendants. These actions, which were consolidated on March 31, 1995, in an action entitled In Re: Pilgrim Securities Litigation, principally allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 and relate primarily to disclosure concerning pricing and liquidity of portfolio securities. Management believes the Complaints are without merit and intends to vigorously defend these actions.

Investors in the Trust will be informed of its progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually. A copy of the current list of investments comprising the Portfolio's portfolio as of the close of business on the last day of each month may be obtained by written request to the Trust, together with a stamped, self-addressed envelope.

Shareholder inquiries should be directed to the Trust's Shareholder Servicing Agent at (800) 441-7267.

This Prospectus is not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

[LOGO]

                           Astra Adjustable U.S. Government Securities Trust IV
                                                        NEW ACCOUNT APPLICATION
-------------------------------------------------------------------------------

INITIAL INVESTMENT
Please mail the completed
Application to:
 DST Systems, Inc.
 P.O. Box 419174
 Kansas City, MO 64141

For accounts established via
Federal Funds wire, please
mail the completed
application to:
 DST Systems, Inc.
 Attn: Order Dept.
 P.O. Box 419174
 Kansas City, MO 64141

[ ] Establish the account specified below with the enclosed check for $_______ payable to Astra Adjustable U.S. Government Securities Trust IV. Minimum initial investment is $50,000. (Third party checks, except those payable to an existing shareholder who is a natural person, credit cards and cash will not be accepted).

[ ]  Payment has been made by Dealer purchase on _____________, $______________
                                                      (Date)         (Amount)

                                                   ____________________________
                                                          (Order Number)

[ ]  Payment has been made by Fed. funds wire #_____________ on _______________
                                              (Reference No.)        (Date)

                                               _____________, $________________
                                               (Account No.)        (Amount)

-------------------------------------------------------------------------------
ACCOUNT REGISTRATION

Joint Tenancy will be
assumed unless
otherwise noted.

Full Name/Corporate Name                   *Social Security or Taxpayer I.D. #

_________________________________         _____________________________________
Co-owner (if applicable)                    [ ] Check this box if awaiting TIN

_______________________________________________________________________________
Street Address

_______________________________________________________________________________
City, State, Zip

                        Check the Appropriate box below:

[ ]  I am a United States Citizen

[ ]  I am a Resident Alien (Please complete a W-9 and 1078)

[ ]  I am a Non-Resident Alien (Please complete a W-8)

     Indicate what country a tax resident of __________________.

     Special Note: If Joint Account Registration each Non-Resident Alien must fill out a W-8.

-------------------------------------------------------------------------------

* The Trust reserves the right to reject any Application that does not furnish a certified TIN, or does not indicate that a TIN has been applied for by checking the "Awaiting TIN" box on the Application.

_______________________________________________________________________________

DISTRIBUTION
INSTRUCTIONS

If you wish cash distributions
electronically credited to your
bank account, please attach a
voided check for this account.

If no box is checked, all distributions will be reinvested in additional shares of the Trust.

INCOME DIVIDENDS: (elect one)

[ ] Reinvest dividends   [ ] Pay dividends in cash
[ ] Use Dividend Transfer Option

CAPITAL GAINS DISTRIBUTION: (elect one)

[ ] Reinvest capital gains   [ ] Pay capital gains in cash
[ ] Use Dividend Transfer Option

If you wish to utilize the Dividend Transfer Option, please designate the Astra Fund account you wish to have your dividends reinvested in:

_______________________________    ___________________________________________
Fund Name                          Existing Acct. No.

[ ] Check this box if you wish your cash distributions to be sent to a payee or address other than that listed in the "ACCOUNT REGISTRATION" section above and indicate the payee and address below:


______________________________________________________________________________
                                      Payee

______________________________________________________________________________
                                 Street Address

______________________________________________________________________________
                          Account Number If Applicable

______________________________________________________________________________
                            City, State and Zip Code

______________________________________________________________________________

SPECIAL SERVICES:
EXPEDITED
REDEMPTIONS

Please indicate a commer-
cial bank and ATTACH A
VOIDED CHECK for this
account. "FOR DEALER
ONLY" section must be
completed.




I (we) authorized the Trust's Transfer Agent to act upon telephone or wire instructions from any person to have amounts redeemed from my (our) account in the Trust and:

[ ]   WIRED to the bank account designated below. ($5,000 minimum)

    Name of Bank                                Branch

______________________________________________________________________________
    Bank Address


______________________________________________________________________________


______________________________________________________________________________
    Name of Account                      Account Number


______________________________________________________________________________


TELEPHONE EXCHANGE
PRIVILEGE--Telephone
exchanges may be made by
calling DST Systems,
Inc. at (800) 441-7267
before the close of the NYSE
on any business day the NYSE
is open.


You will automatically be assigned this privilege unless you instruct the Trust otherwise by checking the box below. Shares may only be exchanged between accounts with identical registrations. Any certificates for shares must be deposited prior to any exchange of such shares. Certain Restrictions apply to this privilege. Please read the Prospectus carefully.

[ ]  I do not wish to have Telephone Exchange Privilege.

_______________________________________________________________________________

_______________________________________________________________________________

CERTIFICATION AND
SIGNATURE


The account owners or their representatives certify that they have the power and authority to establish this account and select the privileges requested, subject to the terms outlined in the Prospectus. Atlas Holdings Group, Inc. or any subsidiary, affiliate or agent or their officers, directors or employees will not be liable for any loss, expense or cost for acting upon any instructions or inquiries believed genuine. The account owners certify that the current Prospectus for the Trust has been received and read and that the authorizations hereon shall continue until the Trust receives written notice of a modification signed by all appropriate parties or a termination signed by any party. This account is subject to the terms of the Trust's Prospectus, as amended from time to time, and the terms herein set forth, and subject to acceptance by the Trust and to the laws of California. All terms shall be binding upon the representatives, successors, and assigns of the account owners.


Cross out (2) if it is not
correct.

Under penalties of perjury, the undersigned hereby certify (1) that the Social Security or Taxpayer I.D. Number above is correct and (2) that the account owner is not subject to backup withholding because (a) the undersigned have not been notified of being subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the I.R.S. has provided notification that the account owner is no longer subject to backup withholding.

All persons signing as representatives warrant as individuals that each person signing is an authorized representative of the account owner, that the account and privileges selected have been duly authorized, that all signatures hereon are genuine and that the persons indicated hereon are authorized to sign. It is understood that the Trust, Astra Fund Distributors Corp. and the Transfer Agent may rely on these authorizations until revoked or amended by written notice delivered by registered mail to the Trust.

  Authorized Signature                                    Title (if applicable)

______________________________________________________________________________
  Authorized Signature                                    Title

______________________________________________________________________________
  Authorized Signature                                    Title

______________________________________________________________________________

                                              Date

                                              ________________________________
Telephone Number:
Home:  (___)_______________
Other: (___)_______________

______________________________________________________________________________

FOR DEALER ONLY:
(Please Print)

The undersigned ("Dealer") agrees to all applicable provisions in this Application and the Additional Dealer Agreement, guarantees the signature of and representations by the Shareholder, agrees to notify Astra Fund Distributors Corp. of any purchases made under a Letter of Intent or Rights of Accumulation, and represents that this Application is properly executed by a signer authorized to guarantee signatures for the Dealer.

                  Dealer's name  ______________________________________________

            Main office address  ______________________________________________

 Authorized signature of dealer  X_____________________________________________

                 Branch address  ______________________________________________

                           City  _______________ State _________ Zip __________

Representative No. and last name ____________________ Telephone No. ___________

_______________________________________________________________________________

35

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36

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[LOGO]

                          Astra Adjustable U.S. Government Securities Trust IV
                                                 Additional Account Privileges
______________________________________________________________________________


SYSTEMATIC
WITHDRAWAL
PLAN

PLEASE MAIL THE
COMPLETED FORM TO:
   DST Systems, Inc.
   P.O. Box 419174
   Kansas City, MO 64141

If you wish your SWP
payments to be electronically
credited to your bank account,
please attach a voided check.

I (we) authorize the Trust's Transfer Agent, to liquidate shares in and withdraw cash from my account 5 business days prior to the beginning of ________________ (month) to provide [ ] Monthly or [ ] Quarterly Systematic Withdrawal Plan payments ("SWP") in the amount of $_____________ ($100 minimum) to the registered shareholder or to the following designated payee:

Full Name/Corporate Name

______________________________________________________________________________

Name of Payee or Payee Bank                       Bank Account Number (if any)

______________________________________________________________________________

Street Address

______________________________________________________________________________

City, State, Zip

______________________________________________________________________________
Authorized Signature(s)


______________________________________________________________________________

PRE-AUTHORIZED
INVESTMENT PLAN

PLEASE ATTACH A VOIDED
CHECK FOR THIS ACCOUNT

Mail the completed
form to the above
address

I (we) authorize the Trust's Transfer Agent, to draw checks or issue debit instructions on the bank account provided below, beginning on the [ ] 5th and/or [ ] 20th of ___________________ (month) and on the same day each month thereafter in the amount of $_________________ ($250 minimum) to purchase additional shares of the Trust:

Full Name/Corporate Name                          Bank Account Number


______________________________________________________________________________

Name of Bank                                          Branch


______________________________________________________________________________

Address


______________________________________________________________________________

City, State, Zip


______________________________________________________________________________

Authorized Signature(s)

-------------------------------------------------------------------------------

               DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                  ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN

(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
        ON BEHALF OF ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
                          FOR AUTOMATIC PURCHASE PLAN)

   Please PRINT

        Name of
      Depositor
   (as shown on
  bank records)_______________________________

           Bank
        Account
         Number_______________________________

           Name
        of Bank_______________________________

        Address
        of Bank_______________________________

City, State and
       Zip Code
        of Bank_______________________________

As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks drawn on my (our) account by DST Systems, Inc., the Trust's Agent and payable to the order of the Trust provided there are sufficient collected funds in said account to pay the same upon presentation. I
(we) agree that your rights with respect to each such check shall be the same as if it were a check drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice I (we) agree that you shall be fully protected in honoring any such checks.

I (we) further agree that if any such check be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_____________________________________________________________________________


X_____________________________________________________________________________


___________________________________________________________ 19________________
Date Signed

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38

               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM

   (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED TO A
                WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it to the Trust's Transfer Agent at its address shown herein. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

[ ] Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

[ ]  Waiver of the fee is hereby requested for the following reason:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Signature__________________________________________________________________
                          (Exactly as on Account Registration)

     DATE_______________________________________________________________________

     Name(s)____________________________________________________________________

     ___________________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
            DST SYSTEMS, INC., P.O. BOX 419174, KANSAS CITY, MO 64141

                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                           CERTIFICATION OF DISABILITY

I___________________________________________certify that________________________
              Physician Name                             Investor/Patient
is under the regular care of_______________________________________and is unable
                                      Licensed Physician

to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability________________________

Physician Signature_______________________________________Date__________________

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40

      IMPORTANT INFORMATION REGARDING COMPLETION OF THE SUBSTITUTE FORM W-9

     The Fund, and other payers, must, according to IRS regulations, withhold 20% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the Substitute Form W-9 included as a part of this Letter of Transmittal.

     (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING

You are subject to backup withholding if:

(1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

(2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

(3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

(4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain FORM SS-5, application for a Social Security Number Card, or FORM SS-4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in the space provided for a taxpayer identification number on the application. Circle paragraph 3(b) of the Shareholder Certification section.

WHAT NUMBER TO GIVE

Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

4 Show the name of the owner.

5 List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Certain payees are specifically exempted from backup withholding on ALL payments. Write "exempt payee" after paragraph (3) of the Shareholder Certification section if your account falls into one of the following categories. We will still need your taxpayer identification number.

o  A corporation

o  A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under section 584(a).

o  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

o  An entity registered at all times under the Investment Company Act of 1940.

Payments of DIVIDENDS not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
================================================================================
GUIDELINES FOR DETERMINING PROPER NUMBER FOR THIS TYPE OF ACCOUNT:

1.  An individual's account

2.  Two or more individuals (joint account)

3.  Husband and wife (joint account)

4.  Custodian account to a minor (Uniform Gift to Minors Act)

5.  Adult and minor

6. Account in the name of guardian or committee for a designated ward, minor or incompetent person

7.  a. The usual revocable savings trust account (grantor is also trustee)

    b. So-called trust account that is not a legal or valid trust under state law

8.  Sole proprietorship account

GIVE THE
SOCIAL SECURITY
NUMBER OF--

The individual

The actual owner of the account or, if combined funds any one of the individuals(superior1)

The actual owner of the account or, if joint funds, either person(superior1) The minor(superior2)

The adult or if the minor is the only contributor, the minor(superior1)

The ward, minor, or incompetent person(superior3)

The grantor-trustee(superior5)

The actual owner(superior1)

The owner(superior4)

FOR THIS TYPE OF ACCOUNT:

 9. A valid trust, estate or pension trust

10. Corporate account

11. Religious, charitable, or educational organization account

12. Partnership account held in the name of the business

13. Association, club or other tax-exempt organization

14. A broker or registered nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments

GIVE THE EMPLOYER
IDENTIFICATION
NUMBER OF--

Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(superior5)

The corporation The organization

The partnership

The organization

The broker or nominee

The public entity

                                                        [LOGO]

750 B Street
Suite 2350
San Diego, California 92101


                                                         Astra
                                                         Adjustable
                                                         U.S. Government
                                                         Securities Trust IV

Astra Adjustable U.S. Government                         Prospectus
Securities Trust IV                                      February 28, 1996

INVESTMENT MANAGER
Astra Management Corporation
750 B Street
Suite 2350
San Diego, California 92101
(619) 238-7100

PRINCIPAL UNDERWRITER
Astra Fund Distributors Corp.
750 B Street
Suite 2350
San Diego, California 92101
(619) 238-7100
                                                   [ARTWORK--EAGLE]
SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141
(800) 441-7267

TRANSFER AGENT
Investors Fiduciary Trust Company
c/o DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141

CUSTODIAN
PNC Bank, National Association
Airport Business Center
200 Stevens Drive
Lester, Pennsylvania 19113

LEGAL COUNSEL
Jorden Burt Berenson & Johnson LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

USG IV 296 xx                                (c) 1996 Atlas Holdings Group, Inc.

                                     PART B

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 1996


               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I

                                  750 B Street
                                   Suite 2350
                           San Diego, California 92101
                                 (800) 219-1080

Astra Adjustable U.S. Government Securities Trust I (the "Trust") is a non-diversified series of Astra Strategic Investment Series ("ASIS"), an open-end management investment company. The investment objective of the Trust is to seek high current income consistent with low volatility of principal. The Trust seeks to achieve its objective by investing all of its investable assets in the Astra Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio"), a non-diversified open-end series of Astra Institutional Securities Trust ("AIST"), which has the same investment objective as that of the Trust.

The Portfolio seeks to achieve its investment objective by investing at least 65% of its assets in mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The Portfolio will invest the remainder of its assets generally in adjustable rate mortgage securities which are issued or sponsored by commercial banks, savings and loan associations, mortgage bankers or other financial institutions, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities").


The prospectus for the Trust, dated February 28, 1996 (the "Prospectus"), which provides the basic information you should know before investing in the Trust, may be obtained without charge from ASIS at the address listed above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Trust and ASIS, and should be read in conjunction with the Prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.......................................    3

INVESTMENT OBJECTIVE AND POLICIES.....................................    3

INVESTMENT RESTRICTIONS...............................................    6

TRUSTEES AND OFFICERS.................................................    8

MANAGEMENT OF THE TRUST AND THE PORTFOLIO.............................   10

EXECUTION OF PORTFOLIO TRANSACTIONS...................................   11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................   12

PRICE OF THE SHARES IS DETERMINED DAILY...............................   14

SHAREHOLDER SERVICES AND PRIVILEGES...................................   14

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS..................   15

INVESTMENT RETURN INFORMATION.........................................   19

GENERAL INFORMATION...................................................   22

FINANCIAL STATEMENTS..................................................   26

                         GENERAL INFORMATION AND HISTORY

On August 18, 1989, the shareholders of PSIS approved a proposal to reorganize PSIS from a New York common law trust to Pilgrim Strategic Investment Series, a Massachusetts business trust, with one series, Pilgrim High Yield Trust. The Declaration of Trust dated July 19, 1989, was filed with the Commonwealth of Massachusetts on July 21, 1989. Pursuant to an amendment of the Declaration of Trust dated January 16, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series. The reorganization had no ramifications with respect to the investment objective and policies, investment restrictions or general operations of PSIS. On November 12, 1990, the Trustees approved the creation of a second series, the Pilgrim Adjustable U.S. Government Securities Trust. On September 4, 1991, the Trustees of PSIS approved the creation of five additional series of PSIS: the Trust, Pilgrim Adjustable U.S. Government Securities Trust II, Pilgrim Adjustable U.S. Government Securities Trust III, Pilgrim Adjustable Rate Securities Trust I, Pilgrim Adjustable Rate Securities Trust II and Pilgrim Adjustable Rate Securities Trust III. On November 22, 1991, the shareholders of PSIS approved a proposal to change the fundamental policies of the Pilgrim Adjustable U.S. Government Securities Trust and its name was changed to Pilgrim Adjustable U.S. Government Securities Trust I. On February 13, 1992, the Trustees of PSIS approved the creation of two additional series of
PSIS: Pilgrim Adjustable U.S. Government Securities Trust IV and Pilgrim Adjustable Rate Securities Trust IV, whose names were subsequently changed to Pilgrim Adjustable U.S. Government Securities Trust I-A and Pilgrim Adjustable Rate Securities Trust I-A. On April 30, 1993, the Trustees of PSIS approved the creation of two additional series of PSIS: Pilgrim Adjustable U.S. Government Securities Trust IV and Pilgrim Adjustable Rate Securities Trust IV. On May 12, 1994, the Trustees of PSIS approved an amendment to PSIS' Declaration of Trust to permit PSIS to issue additional classes of shares under a multi-class distribution system.


On March 17, 1995, the Trustees approved an amendment to PSIS' Declaration of Trust changing the name of PSIS to Astra Strategic Investment Series ("ASIS"). Effective as of April 10, 1995, the Pilgrim Adjustable U.S Government Securities Trusts changed their name to Astra Adjustable U.S. Government Securities Trusts, all series of ASIS.


                        INVESTMENT OBJECTIVE AND POLICIES

The following discussion pertaining to investments by the Portfolio supplements the discussion of the investment objective of the Portfolio set forth in the Prospectus under the heading "How The Trust Works."

Multi-Class Residential Mortgage Securities

The following discussion is intended to be a general discussion of certain features of Multi-Class Residential Mortgage Securities and is not intended as a discussion of all of the possible terms pursuant to which these types of securities could be issued. Multi-Class Residential Mortgage Securities are a type of multi-class pass through security. Such a security represents a beneficial interest in a pool of mortgage loans or a pool of mortgage pass through securities, often collectively referred to as "mortgage assets." The mortgage assets are typically held by a trust, the beneficial interests in which are evidenced by certificates issued pursuant to a pooling and servicing agreement. The pooling and servicing agreement is entered into by a trustee whose main responsibility is to act in the interests of the certificate holders by enforcing the provisions of the pooling and servicing agreement, and a party who is responsible for pooling and conveying the mortgages assets to the trust, sometimes referred to as a depositor. In some cases, the depositor also acts as a master servicer for the underlying mortgage loans. Payments of principal and interest made on the mortgage assets provide the funds to permit the trust to make scheduled distributions to certificate holders. See "The Mortgage Loans," discussed below.

The Certificates. In general, a series of certificates is issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans which must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

Special Hazard Certificates. Special hazard certificates are typically offered in conjunction with other classes of mortgage pass through certificates and constitute a subordinated class. To the extent that losses incurred on the underlying mortgage loans constitute special hazard losses, the rights of the special hazard certificate holders to receive distributions of principal and interest are subordinated to those of the certificate holders of the more senior classes of the series. A special hazard loss is a loss relating to a defaulting mortgage loan as to which all recoverable liquidation and insurance proceeds have been received. Depending on the particular terms of the certificates, special hazard losses are allocated first to the special hazard certificates holders and then to the regular certificate holders.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master servicer to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master servicer may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master servicer could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Yield and Prepayment Considerations. The rate of principal payments on the certificates, the aggregate amount of each interest payment and the yield to maturity on the certificates are related to the rate of principal payments on the underlying mortgage loans. Such principal payments may be in the form of scheduled principal payments, prepayments by mortgagors, liquidations due to default, casualty, condemnation and certain events usually set forth in the related pooling and servicing agreement. The rate of prepayment may be influenced by a variety of economic, geographic, social and other factors. In general, however, if interest rates on comparable obligations were to fall below the mortgage rates on the underlying mortgage loans, which may be different from prevailing interest rates, the rate of prepayment would be expected to increase. Conversely, if prevailing rates on comparable obligations were to rise above the mortgage rates on the underlying mortgage loans, the mortgage loans would be expected to prepay at lower rates than if prevailing rates on comparable obligations were to remain at or below the mortgage rates on the underlying mortgage loans.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various servicers provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each servicer and the master servicer. A servicer's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master servicer who (a) establishes requirements for each servicer, (b) administers, supervises and enforces the performance by the servicers of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master servicer may be an affiliate of the depositor and also may be the servicer with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Lending of Portfolio Securities

As noted in the Prospectus, the Portfolio may lend its portfolio securities in order to generate additional income. The Portfolio may pay reasonable administration and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Portfolio or the borrower at any time, including when termination is necessary to enable the Portfolio to be the record owner for each dividend paid by the issuer thereof. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Purchase of Mortgage Securities

The Portfolio intends to comply with the provisions of Section 12(d) of the Investment Company Act of 1940 in connection with purchasing mortgage securities.

                             INVESTMENT RESTRICTIONS

The following investment restrictions which have been adopted by the Trust are fundamental and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (All policies not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders.)

The Trust may not:

     1. Borrow money, except if after each borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indexes, options on futures contracts or indexes and forward commitment transactions shall not constitute borrowing.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Trust will invest more than 25% of the value of its total assets in securities of issuers in the asset-backed securities industry. However, in some future period or periods, due to adverse economic conditions or for defensive purposes, the Trust may temporarily have less than 25% of the total value of its assets invested in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities. In addition, this limitation does not prevent the Trust from investing all or substantially all of its assets in another registered investment company having the same investment objective as that of the Trust.

     3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (a) the writing of covered put and call options, (b) the purchase of securities on a forward commitment or delayed-delivery basis and (c) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Trust and the Portfolio may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

     5. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     6. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Trust may be deemed to be underwriting, except that, the Trust may invest all or substantially all of its assets in another registered investment company with the same investment objective as that of the Trust.

     7. Purchase, hold or deal in real estate or oil and gas interests, although the Trust may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Trust as a result of the ownership of securities.

     8. Invest in commodities except that the Trust may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward commitment or delayed-delivery basis.

     9. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Trust may lend portfolio securities in an amount not to exceed 10% of the value of the Trust's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees.

     10. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 3, 4 and 8. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Obligations under interest rate collars, caps, and floors will be treated as senior securities unless and until such time as the Portfolio receives regulatory relief from staff of the Securities and Exchange Commission or until such time as the staff no longer deems such instruments to be senior securities. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current staff interpretation.

In addition, the Trust will abide by the following additional investment restrictions although they are not fundamental investment policies:

     The Trust will not:

     1. Invest in oil, gas and other mineral leases or real estate limited partnerships.

     2. Purchase securities of unseasoned issuers, including their predecessors or sponsors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

     3. Purchase puts, calls straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

     4. Invest any part of its total assets in real estate or interests therein, excluding readily marketable securities and securities for which there does not exist a readily available market, i.e., illiquid.

     5. Invest any part of its total assets in commodities or commodity futures contracts.

     6. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Trust in units or attached to securities may be deemed to be without value.

                              TRUSTEES AND OFFICERS

Responsibility for management of ASIS and AIST is vested in a Board of Trustees. The Trustees in turn appoint officers of ASIS and AIST to supervise actively the day-to-day operations of ASIS and AIST. The shareholders of ASIS and AIST may elect Trustees at any meeting of shareholders called by the Trustees for that purpose. Each Trustee serves during the continued lifetime of ASIS and AIST until he dies, resigns or is removed, or if sooner, until the next meeting of shareholders called for the purpose of electing Trustees.

The affiliations and principal occupations during the past five years of the Trustees and principal officers are:

PALOMBA WEINGARTEN, CHAIRMAN OF THE BOARD AND TRUSTEE+ (53)

     9595 Wilshire Boulevard, Beverly Hill, California 90212. Chairman of the Board, Director and Chief Executive Officer of Atlas Holdings Group, Inc., the parent of Astra Fund Distributors Corp. and Astra Management Corp. ("AMC"), the Trust's distributor and investment manager, respectively. Chairman of the Board and Trustee of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust.

AL BURTON, TRUSTEE (67)

     2300 Coldwater Canyon, Los Angeles, California 90210. President of Al Burton Productions from 1992 to present; Executive Producer First Run Syndication for Castle Rock Entertainment Inc. from 1992 to 1995; Executive Producer-Consultant for Universal Television from 1982 to 1992; Trustee of Astra Global Investment Series, Astra Institutional Securities Trust, Astra Institutional Trust and

     Pilgrim Prime Rate Trust. Director of Pilgrim America MagnaCap Fund, Inc., Pilgrim Regional BankShares, Inc. and Pilgrim America Government Securities Fund.

FELICE R. CUTLER, TRUSTEE  (58)

     10601 Wilshire Boulevard, 19th Floor, Los Angeles, California 90024. Partner in the law firm of Cutler & Cutler, Los Angeles, California since 1991 and for more than five years prior to 1990 and in the law firm of Dilworth, Paxson, Kalish & Kauffman from 1990 to 1991. Trustee of Astra Institutional Trust and Astra Institutional Securities Trust.

GARRY D. PEARSON, TRUSTEE (47)

     150 North Myers Street, Los Angeles, California 90033. Senior Vice President of George Rice & Sons, a printing company located in Los Angeles, California, since July 1994. Formerly Vice President and Partner in Anderson Lithograph, a printing company located in Los Angeles, California, from 1983 to 1994. Trustee of Astra Global Investment Series, Astra Institutional Trust and Astra Institutional Securities Trust.


RICHARD R. TARTRE, PRESIDENT AND CHIEF EXECUTIVE OFFICER+ (58)

     750 B Street, Suite 2350, San Diego, California 92101. President and Chief Executive Officer of AMC and Astra Fund Distributors Corp. President and Chief Executive Officer of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust. From March 1982 to July 1995, Managing Director of the securities firm of Fundmark Investment Co. Services Inc. in San Diego, California. Member of the Board of Directors of Mission West Properties and Triton Group Ltd. since 1993 and Burnham Pacific Properties since 1986. Chairman of Bio-Safety Systems from 1982 to 1995.

JOHN R. ELERDING, SENIOR VICE PRESIDENT, SECRETARY, TREASURER AND CHIEF
 FINANCIAL OFFICER+ (44)

     750 B Street, Suite 2350, San Diego, California 92101. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of AMC and Astra Fund Distributors Corp. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust. From January 1994 to September 1994, Chief Financial Officer at the investment banking firm of Investment Securities Corp. in San Francisco, California. From 1991 to August 1993, investment manager and assistant to the Chief Operating Officer at Robertson Stephens & Company in San Francisco, California. From March 1979 to September 1989, Chief Financial Officer at the financial services holding company of Omni World Wide in San Mateo, California.

------------

+ Interested person of ASIS as defined in the 1940 Act.



The officers and Trustees of ASIS and AIST, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Trust as of October 31, 1995. The Trustees of ASIS and AIST who are not affiliated with or interested persons of AMC may receive fees for attendance at Trustees' meetings (during the fiscal year ended October 31, 1995, $33,834 was paid), while officers of ASIS and AIST receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of ASIS and

AIST who are affiliated with AMC may be considered to have received remuneration indirectly because AMC receives management fees from AIST.

                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

Management Agreement


Investment management services are provided to the Portfolio by Astra Management Corp. ("AMC") (formerly Pilgrim Management Corporation) pursuant to an Investment Management Agreement (the "Management Agreement") dated September 30, 1991. As compensation for its services with respect to the Portfolio, AMC is paid monthly a fee equal to 0.55% per annum of the average daily net assets of the Portfolio on the first $500 million of assets. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion; and to 0.45% on net assets over $1 billion. During the period from February 21, 1991 to October 31, 1991, AMC received compensation under its management agreement with the Trust in the amount of $853,335. AMC voluntarily agreed to limit the Trust's aggregate operating expenses during the same period, resulting in a waiver of expenses in the amount of $56,285. In addition, AMC reimbursed the Trust $47,445 for other expenses. As of October 31, 1995, the total net assets of the Portfolio were approximately $172 million. For the fiscal years ended October 31, 1993, 1994 and 1995, AMC received compensation under its management agreement with the Portfolio in the amounts of $6,233,257, $4,739,543 and $1,550,152 respectively. AMC voluntarily agreed to limit the Trust's and the Portfolio's aggregate operating expenses during the period from November 22, 1991 to October 31, 1992, resulting in a waiver of expenses in the amount of $34,728.


The Portfolio pays its own operating expenses which are not assumed by AMC, such as expenses incurred in connection with the issuance, registration and transfer of its shares; fees and costs of its custodian, transfer and shareholder servicing agents; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Trust's shareholders; salaries of officers and fees and expenses of Trustees who are not members of or affiliated with AMC; insurance premiums on property or personnel of AIST which inure to the Trust's benefit; salaries of personnel of AIST who are involved in maintaining registration of its shares under state securities laws; the cost of preparing and printing reports and proxy statements of the Trust for distribution to its shareholders; preparing and sending prospectuses and statements of additional information to existing shareholders; trade association dues; legal and accounting fees; and fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws.

AMC will reduce its aggregate fees for any fiscal year, or reimburse the Trust or the Portfolio, to the extent required so that aggregate expenses do not exceed the expense limitation applicable under the securities laws or regulations of those states or jurisdictions in which the Trust's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require AMC to reduce its respective fees, or to reimburse the Trust or the Portfolio, to the extent required so that aggregate expenses, as described above, for any fiscal year do not exceed 2-1/2% of the first $30 million of the Trust's average net assets, 2% of the next $70 million of the Trust's average net assets, and 1-1/2% of the Trust's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Trust or the Portfolio. The expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Trust or the Portfolio are registered for sale.

The Management Agreement for the Portfolio is currently in effect until August 30, 1996 and will be continued in effect from year to year thereafter so long as such continuation is approved at least annually (1) by the Trustees of AIST or the vote of a majority of the outstanding voting securities of AIST, and (2) by a majority of the Trustees who are not interested persons of any party to the Management Agreement cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time without penalty, by either AIST or AMC upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Administrative Agreement


Administrative services are provided to the Trust by Atlas Holdings Group, Inc. ("Atlas Group") pursuant to an administration agreement dated September 4, 1991 (the "Administration Agreement"). As compensation for its services thereunder, Atlas Group is paid a fee equivalent to 0.10% per annum of the Trust's average daily net assets. For the fiscal year ended October 31, 1995, the Trust paid $160,705 to Atlas Group (formerly Pilgrim Group, Inc.) pursuant to the Administration Agreement.


The Trust pays its own operating expenses which are not assumed by Atlas Group, such as expenses incurred in connection with the costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; salaries of officers and fees and expenses of Trustees who are not members of or affiliated with Atlas Group; insurance premiums on property or personnel of ASIS which inure to the Trust's benefit; trade association dues; and legal and accounting fees.


Under a sub-administration agreement between Atlas Group and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Trust, subject to the supervision of the Board of Trustees of ASIS. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to ASIS' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, Atlas Group (not the Trust) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Trust subject to certain minimums, exclusive of out-of-pocket expenses.


The Atlas Group


AMC is a wholly-owned subsidiary of Atlas Group, a Delaware corporation of which Mrs. Weingarten is the sole stockholder and Chief Executive Officer. AMC also acts as the investment manager to Astra Institutional Adjustable U.S. Government Securities Portfolio and Astra Institutional Adjustable Rate Securities Portfolio (series of Astra Institutional Securities Trust), Astra Short Term Multi-Market Income Fund I and Astra Short Term Multi-Market Income Fund II (series of Astra Global Investment Series), Astra All-Americas Government Income Trust (a series of Astra Institutional Trust), all of which are open-end investment companies. As of the date of this Statement, total assets under management by AMC were approximately $200 million.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Portfolio, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, AMC determines, subject to the instructions of and review by the Trustees of AIST, which securities are to be purchased and sold by the Portfolio and which brokers are to be eligible to execute portfolio transactions of the Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of AMC, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, AMC will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operations facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers which supply research and statistical information to the Portfolio and/or AMC, and provide other services in addition to execution services. AMC considers such information, which is in addition to and not in lieu of the services required to be performed by AMC under its agreement with AIST, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided officers of AIST are satisfied that the Portfolio is receiving the most favorable price and execution available, the Portfolio may also consider the sale of its shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be AIST's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Portfolio, AIST may also give weight to the ability of a broker to furnish brokerage and research services to the Portfolio or AMC, even if the specific services were not imputed just to the Portfolio and were useful to AMC in advising other clients. In negotiating commissions with a broker, the Portfolio may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by AIST and AMC to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Portfolio or assist AMC in carrying out its responsibilities to the Portfolio. The standard of reasonableness is to be measured in light of AMC's overall responsibilities to AIST.


For the fiscal years ended October 31, 1993, 1994 and 1995 total brokerage commissions paid by the Portfolio amounted to approximately $85,000, $109,000 and $79,000 respectively. The Portfolio does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with AMC, except for any sales of portfolio securities pursuant to a tender offer, in which event AMC will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. For the period ended October 31, 1991, the Trust reimbursed AMC $23,601 for the costs of personnel involved in placing orders for the execution of Portfolio transactions.


Although investment decisions for the Portfolio are made independently from those of the other Astra funds, it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if any of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as AIST is concerned.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reinstatement Privilege

Shares of the Trust may be sold at net asset value, with credit for any contingent deferred sales charges paid on the redeemed Trust shares, to persons who have redeemed their shares of the Trust within the previous 30 days. The amount of any contingent deferred sales charge related to the prior redemption of the Trust's shares will be credited to the shareholder's account and also reinvested.

The reinstatement privilege may be used only once per calendar year. In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 30 days after the date of redemption. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinstatement will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinstatement pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinstated, although such disallowance is added to the tax basis of the shares acquired upon the reinstatement.

Redemptions

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent of the written request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for reasons other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust's shareholders. At various times, the Trust may be requested to redeem its shares for which it has not yet received good payment. Accordingly, the Trust may delay the mailing of a redemption check until such time as it determines that it has received good funds for the purchase of the shares being redeemed, which may take up to 15 days or longer.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder whose account (except for IRAs), as a result of voluntary redemption of shares and not of investment performance of the Trust or deduction of sales charges, has a value of less than $5,000. Before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in his account is less than the minimum amount. This policy will not be implemented where the Trust has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Contingent Deferred Sales Charge


A contingent deferred sales charge will be imposed on any redemption or repurchase of shares of the Trust which reduces the current value of the investor's shares of the Trust to an amount which is lower than the dollar amount of all payments by the investor for the purchase of the Trust's shares during the preceding four years. However, no such charge will be imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased more than four years prior to the redemption or repurchase, plus (b) the current net asset value of assets purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of the Trust's shares made during the preceding four years. Accordingly, investors may redeem, without incurring any contingent deferred sales charge, amounts equal to any net increase in the value of the shares redeemed above the amount of their purchase payments made with respect to such shares within the past four years, and amounts equal to the current value of shares purchased through reinvestment dividends or distributions. The contingent deferred sales charge will be imposed, in accordance with the table set forth in the Prospectus, on any redemptions within four years of purchase which are in excess of these amounts. The amount of any contingent deferred sales charge will be paid to and retained by Astra Fund Distributors Corp. (the "Distributor").


Waiver of Contingent Deferred Sales Charge

No contingent deferred sales charge will be payable in connection with the redemption of shares of the Trust purchased by officers, directors and bona fide full-time employees of the Trust, its service agents, and with certain exceptions, officers, directors and full-time employees and sales representatives of AMC, the Distributor or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit plan for such persons), broker-dealers having sales agreements with the Distributor, all for their own accounts or for their spouse and children, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchases are for their own investment purposes only and the purchaser represents that the shares will not be resold except to the Trust.

The contingent deferred sales charge is waived for certain redemptions of shares of the Trust (i) upon the death or permanent disability of a shareholder, or
(ii) in connection with mandatory distributions from an IRA or other qualified retirement plan. The contingent deferred sales charge will be waived in the case of a redemption of shares of the Trust following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of the Trust owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares of the Trust held at the time of death or initial determination of permanent disability. The contingent deferred sales charge will also be waived in the case of a total or partial redemption in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to waiver of the contingent deferred sales charge. The waiver will be granted subject to confirmation of the investor's entitlement.

                     PRICE OF THE SHARES IS DETERMINED DAILY

Since the Trust will invest in the Portfolio, if the securities owned by the Portfolio increase in value, the value of the Trust shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York Time) on the "business day," which is any day on which the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively.

Portfolio securities, listed or traded on a national securities exchange will be valued at the last sale price on such exchange on the valuation day. Securities traded on an exchange for which there has been no sale that day and securities traded in the over-the-counter market, will be valued at the last reported bid price or the mean between the bid and the asked prices, as determined by the Board of Trustees of AIST. Short-term obligations maturing in less than 60 days will generally be valued at original cost plus accrued daily interest. Securities for which quotations are not readily available and all other assets will be valued at their fair value as determined in good faith by, or under procedures established by the Board of Trustees of AIST.


All liabilities incurred or accrued (including written call options) are deducted from the total assets. The resulting net assets are divided by the number of shares of the Portfolio and the Trusts outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


Orders received by the Trust's Transfer Agent prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on such Exchange provided the order is received by the Trust's Transfer Agent prior to 3:00 p.m. (Pacific time) on that day.

                       SHAREHOLDER SERVICES AND PRIVILEGES

The Trust's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional shares of the Trust at the net asset value in effect at the reinvestment date. The management of ASIS has made arrangements with its Transfer Agent to have all income dividends and capital gains distributions which are declared by the Trust automatically reinvested for the account of each shareholder unless a shareholder elects in writing to the Trust or the Transfer Agent to have such dividends or distribution paid to him in cash. In the absence of such election, each purchase of shares the Trust is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Trust at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may at any time request that future dividends and/or capital gains distributions be paid to him in cash.

Every shareholder will receive a confirmation of each new transaction in his account, which will also show the total number of Trust shares owned by the shareholder and the number of shares being held in safekeeping by the Transfer Agent for the account of the shareholders and a cumulative record of his account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Trust will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors who wish to purchase shares of the Trust via the exchange or reinstatement privileges or the dividend transfer option, there is available through ASIS a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as custodian under the plan, and will furnish custodial services for which it will charge the investor various service fees for such annual maintenance. (These fees are in addition to the normal custodial charges paid by the Trust.) For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreement as provided by ASIS. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such institutions.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of the Trust via the exchange or reinstatement privileges or the dividend transfer option, under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model agreement, for which it will charge the investor various services fees for maintaining the Account (which fees are in addition to the normal custodial charges paid by the Trust). Full details on the IRA are contained in an Internal Revenue Service required disclosure statement, and the Custodian generally will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA using shares of the Trust may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of the Trust's shares via the exchange or reinstatement privileges or the dividend transfer option, by ss.403(b), ss.401(k) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirements plan to consult with an attorney or to obtain advice from a competent retirement plans consultant with respect to the requirements of such plans, the implications of the 1940 Act and the tax aspects thereof.

              FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

The Trust intends to elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Trust is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. The Trust will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by the Trust made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Trust must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Trust's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the Trust's investment in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Trust may have to limit the sale of appreciated securities it has held for less than three months. However, the Short-Short Gain Test will not prevent the Trust from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Trust at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, for purposes of determining whether capital gain or loss recognized by the Trust on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Trust as part of a "straddle" or (iii) the asset is stock and the Trust grants certain call options with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above.

Certain debt securities purchased by the Trust (such as zero-coupon bonds) may be treated for Federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not the Trust actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Trust each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.


The Trust may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Trust purchased the securities. This additional discount represents market discount for income tax purposes. For a debt security purchased after April 30, 1993, which had an original maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Trust elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. The Trust may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Trust makes the election to include market discount in income as it accrues).


At the close of each quarter of its taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of its total assets in securities of such issuer and the Trust does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Trust. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Treasury regulations may permit a regulated investment company in determining its investment company taxable income and undistributed net capital gain for any taxable year to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Trust intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Trust may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Trust Distributions

The Trust anticipates distributing all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholder as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.


Distributions of net capital gains, if any, which are designated by the Trust as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Trust's shares, and are not eligible for the dividends-received deduction. The Portfolio generally intends to distribute any net capital gains.

If the Trust should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Trust expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal Income taxation on long-term capital gains, (i) would be required to include in income for U.S. Federal Income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. Federal income tax liabilities for their proportionate shares of the tax paid by the Trust on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. Federal Income tax purposes, the adjusted basis of the Trust shares owned by a shareholder of the Trust would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.


Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxable on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by the Trust that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in the reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by the Trust into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Trust) on December 31 of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Backup Withholding. The Trust may be required to withhold U.S. Federal Income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or where the Trust or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal Income tax liability.

 Sale of Shares. In general, upon the sale or other disposition of shares of the Trust, a shareholder will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells Trust shares to the Trust, proceeds received by the shareholders may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Trust shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Trust is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Trust and on capital gain dividends and amounts retained by the Trust that are designated as undistributed capital gains.

If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 20% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Trust.

                          INVESTMENT RETURN INFORMATION

For purposes of quoting and comparing the performance of the Trust to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Under the rules of the SEC ("SEC Rules"), funds advertising performance must include total return quotes calculated according to the following formula:


                             P(1+T)(superior)N=ERV
        Where:

        P = a hypothetical initial payment of $1,000.

        T = average annual total return.

        n = number of years (1, 5 or 10).

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the effectiveness of the Trust's Registration Statement. In calculating the ending redeemable value, the maximum sales load, if any, is deducted from the initial $1,000 payment and all dividends and distributions by the Trust are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value, including any applicable contingent deferred sales charge. Any recurring account charges that might in the future be imposed by the Trust would be included at that time.


The Trust's average annual compounded rate of return for the fiscal year ended October 31, 1995 and for the period February 21, 1991 to October 31, 1995 were -11.78% and .34%, respectively.


The Trust may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Trust with other measures of investment return. For example, in comparing the Trust's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index of the Dow Jones Industrial Average, the Trust calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Trust shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct any amount representing contingent deferred sales charges. As appropriate, the Trust will, however, disclose the maximum contingent deferred sales charge and will also disclose that the performance data does not reflect contingent deferred sales charges and that inclusion of contingent deferred sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

In addition to the total return quotations discussed above, the Trust may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   a-b
                        YIELD=2[(------+1)(superior6)-1]
                                    cd
     Where:

        a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Trust based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Trust's portfolio (assuming a month of 30 days) and
(3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Trust's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses, as applicable, are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Trust will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Trust may also from time to time advertise its yield based on a 30-day period ending on a date other than the most recent balance sheet included in its Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Trust's yield as of October 31, 1995, based on a 30-day base period was 4.37%.

                               GENERAL INFORMATION

Underwriting Agreement

The underwriting agreement (the "Underwriting Agreement") between ASIS and Astra Fund Distributors Corp. ("the Distributor") with respect to the distribution of shares of the Trust is in effect until August 30, 1996, and thereafter continues from year to year if approved at least annually (i) by the Trustees of ASIS or by the vote of a majority of the outstanding voting securities of the Trust and
(ii) by a majority of the Trustees of ASIS who are not parties to the Underwriting Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by either party on sixty days' written notice and shall be automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is a wholly-owned subsidiary of Atlas Holdings Group, Inc.

Distribution Expenses

The distribution plan (the "Plan") for the Trust is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Trust to finance distribution activities and bear expenses associated with the distribution of their shares. The Plan provides for daily compensation to the principal underwriter for its distribution services and facilities.

The Plan provides for two categories of payments. First, the Plan provides daily compensation to the principal underwriter for its distribution services and facilities. Pursuant to the plan but subject to the .75% limitation described below, the Trust will pay the principal underwriter (i) sales commissions equal to 4% of the amount received by the Trust for each share sold ("Underwriter's Sales Commissions") and (ii) interest fees in essence calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of the principal underwriter.

The principal underwriter currently expects to pay sales commission to a dealer at the time of the sale of up to 3% of the purchase price of the shares sold by such dealer. The principal underwriter will use its own funds or funds facilitated by the principal underwriter (which may be borrowed or otherwise financed) to pay such amounts. Because the payment of the Underwriter's Sales Commissions and interest fees to the principal underwriter in the form of daily compensation is subject to the .75% limitation described below and will therefore be spread over a period of a number of years, it will take the principal underwriter a number of years to recoup the sales commissions paid to dealers and its other sales expenses from the daily compensation payments received by it from the Trust pursuant to the Plan. In addition to the daily compensation to the principal underwriter at an annual rate of 0.75% of the Trust's daily net assets, the Plan also provides for the payment to the principal underwriter of a trail or maintenance fee, accrued daily and paid monthly, in an amount equal to an annual rate not to exceed 0.25% of the Trust's daily net assets, which may be paid to dealers at an annual rate not to exceed 0.25% of the Trust's daily net assets owned by clients of the dealer.

Payment of the Underwriter's Sales Commission and interest fees will be spread over a period of time, and the Plan requires that the aggregate amount of all such payments, including payments of trail or maintenance fees, during any fiscal year shall not exceed 1% of the Trust's average daily net assets for such year. Accordingly, the Trust will pay the principal underwriter daily compensation payable monthly at the rate of .75% per annum of the Trust's daily net assets. Such daily compensation will automatically be discontinued during any period in which there are no outstanding Uncovered Distribution Charges of the principal underwriter. The amount of Uncovered Distribution Charges will be calculated daily. For the purposes of this calculation, Distribution Charges will include the aggregate amount of Underwriter's Sales Commissions and interest fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments of daily compensation previously paid and payable under the Plan by the Trust to the principal underwriter and contingent deferred sales charges previously paid and payable to the principal underwriter will be subtracted from such Distribution Charges. If the result of such subtraction is positive, an interest fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Trust. It is anticipated that the Astra organization will profit by reason of the operation of the Plan through an increase in the Trust's assets (thereby increasing the advisory fee payable to AMC) resulting from sale of the Trust shares and through daily compensation and contingent deferred sales charges paid to the principal underwriter. The Astra organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amount of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses previously incurred by such organization in distributing shares of the Trust. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expenses, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Astra organization in a manner deemed equitable to the Trust.

The amount of daily compensation payable to the principal underwriter with respect to each day will be accrued on such day as a liability of the Trust and will accordingly reduce the Trust's net assets upon such accrual. However, in accordance with generally accepted accounting principles, the Trust does not accrue future daily compensation as a liability of the Trust or reduce the Trust's current net assets in respect of daily compensation which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied. The amount of daily compensation payable on each day is limited to 1/365 of .75% of the Trust's net assets on such day. The level of the Trust's net assets changes each day and depends upon the amount of sales and redemptions of the Trust's shares, the changes in the value of the Trust's portfolio investments, the expenses of the Trust accrued on such day, income on portfolio investments accrued on such day, and dividends and distributions declared by the Trust.

The amount of Uncovered Distribution Charges of the principal underwriter is computed daily to determine whether daily compensation is accrued on such day. The Plan provides that any contingent deferred sales charges received when no Uncovered Distribution Charges exist will be retained by the principal underwriter and any investment advisory fee otherwise payable to AMC shall be reduced in an amount equal to the contingent deferred sales charges received. If the contingent deferred sales charges available to reduce the investment advisory fee exceeds the amount of the investment advisory fee, then the contingent deferred sales charges shall be used to reduce any daily compensation which may otherwise be payable to the principal underwriter in the future. The amount of Uncovered Distribution Charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of the Trust's shares, the level and timing of redemptions of the Trust's shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of the Trust shares upon which no contingent deferred sales charge will be imposed, changes in the level of the net assets of the Trust, and changes in the interest rate used in the calculation of the interest fee under the Plan.

Periods with a high level of sales of the Trust's shares accompanied by a low level of redemptions of Trust shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the principal underwriter. Conversely, periods with a low level of sales of the Trust's shares accompanied by a high level of early redemptions of Trust shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the principal underwriter.

Because of the .75% limitation on the amount of daily compensation paid to the principal underwriter during any fiscal year, a high level of sales of the Trust's shares during the first few years of the Trust's operations will cause a large portion of the Underwriter's Sales Commissions attributable to a sale of the Trust's shares to be accrued and paid by the Trust to the principal underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of Underwriter's Sales Commissions payments under the Plan over an extended period will result in the incurrence and payment of increased interest fees under the Plan.

Pursuant to Rule 12b-1, the Plan has been approved by the Trust's initial shareholder and by the Trustees of ASIS, including a majority of the Trustees who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. Under the Plan the President or a Vice President of ASIS shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above.

The Plan was adopted on September 4, 1991. The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of a majority of the Trustees and a majority of the Trustees of ASIS who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees"). The Plan is expected by the Trustees to be a significant factor in the growth of the Trust's assets, resulting in increased investment flexibility and advantages which will benefit the Trust and its shareholders. Daily compensation payments made to the principal underwriter under the Plan will compensate the principal underwriter for its present and future services and expenses in distributing shares of the Trust. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


For the fiscal years ended October 31, 1993, 1994 and 1995 the Distributor received $5,569,771, $3,691,878 and $1,205,284, respectively, in daily compensation payments under the Plan. In addition, for the fiscal years ended October 31, 1993, 1994 and 1995 the Distributor received $1,856,590, 1,230,626 and $401,762 respectively, in maintenance fees under the Plan and $2,290,444, $4,926,091 and $2,053,485 respectively, from contingent deferred sales charges paid by the Trust's shareholders. During the same time periods, since sales of the Trust had ceased, the Distributor did not pay any commissions to new dealers. As of October 31, 1995, the Trust had total net assets of $94,913,874 and Uncovered Distribution Charges aggregated $11,143,216. Notwithstanding the existence of such Uncovered Distribution Charges, the amount of daily compensation payable on each day is limited to 1/365 of .75% of the Trust's net assets on such day.

The following chart describes all commissions and other compensation received by the principal underwriter for the fiscal year ended October 31, 1995.



          (1)                         (2)                             (3)                      (4)                  (5)
   Name of Principal            Net Underwriting                 Compensation on             Brokerage           Maintenance
      Underwriter                 Discounts and                  Redemptions and            Commissions             Fees
      -----------                  Commissions                     Repurchases              -----------          ------------
                                   -----------                     -----------

Astra Fund                          $1,205,284                     $ 2,053,485                  $ 0               $ 401,762
Distributors Corp.



Portfolio Turnover


As noted in the Prospectus, the Portfolio's portfolio turnover rate was 83% and 108% for the fiscal years ended October 31, 1994 and 1995. The portfolio turnover increased on a percentage basis due to, among other things, a decrease in the actual assets of the Portfolio.

Miscellaneous

The Amended and Restated Declaration of Trust dated November 2, 1994, which was subsequently amended on April 10, 1995 (the "Declaration of Trust") a copy of which is on file in the office of the Secretary of The Commonwealth of Massachusetts, authorizes the issuance of series and classes of shares of beneficial interest in ASIS without par value. Each share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trustees of ASIS and in the Trust's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Shares of ASIS do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. As used in the Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Trust or ASIS (as appropriate) or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust or ASIS (as appropriate) are represented at the meeting in person or by proxy, whichever is less.

The Board of Trustees may classify or reclassify any unissued shares of ASIS into shares of any series or classes by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The overall management of the business of ASIS is vested with the Trustees. The Trustees approve all significant agreements between ASIS and persons or companies furnishing services to ASIS. The day-to-day operations of the Trusts are delegated to officers of ASIS subject to the investment objective and policies of ASIS, the general supervision of Trustees and the applicable laws of The Commonwealth of Massachusetts.

Generally, there will not be annual meetings of shareholders. Shareholders may remove trustees from office by votes cast at a meeting of shareholders or by written consent.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of ASIS. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of ASIS and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustee or the Trustees. The Declaration of Trust provides for indemnification out of ASIS's property for all loss and expense of any shareholder of ASIS held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which ASIS would be unable to meet its obligations wherein the complaining party was held out to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by ASIS of the Trustees and officers of ASIS except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of ASIS. Such person may not be indemnified against any liability to ASIS or the Trust's shareholders to which he would otherwise be subjected by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

CUSTODIAN AND TRANSFER AGENT--The cash and securities owned by ASIS are held by PNC Bank, National Association, Lester, Pennsylvania, as custodian, which takes no part in the decisions relating to the purchase or sale of any of the Trust's portfolio securities. DST Systems Inc. acts as ASIS' transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS--The Trust's independent public accountant is Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102.

LEGAL COUNSEL--Certain legal matters for ASIS are passed upon by Jorden Burt Berenson & Johnson LLP, 1025 Thomas Jefferson Street, N.W., Suite 400 East, Washington, D.C. 20007.

OTHER INFORMATION--ASIS is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision of the management or policies of ASIS. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC, and copies of such information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.


As of January 31, 1996 there were no shareholders of the Trust who beneficially owned more than 5% of the outstanding shares of the Trust.




Certain class action lawsuits, the first of which was filed on December 19, 1994 (entitled Lisa Liottali, on behalf of herself and all others similarly situated v. Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Institutional Securities Trust, Pilgrim Management Corporation, Pilgrim Group, Inc. and Palomba Weingarten), are pending in the United States District Court for the Central District of California in which Pilgrim Group, Inc., Pilgrim Management Corporation, Pilgrim Distributors Corp., Pilgrim Institutional Securities Trust ("PIST"), Pilgrim Strategic Investment Series ("PSIS") (and certain series funds of PSIS) (predecessors to the Atlas Group, AMC AFDC, AIST and ASIS) and certain past and present Trustees and officers of AIST and ASIS are defendants. These actions, which were consolidated in March 31, 1995, in an action entitled In Re:
Pilgrim Securities Litigation, principally allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 and relate primarily to disclosure in certain of PSIS' funds concerning pricing and liquidity of portfolio securities. Management believes the Complaints are without merit and intends to vigorously defend these actions.

Investors in the Trust will be kept informed of its progress through periodic reports showing diversification of its portfolio, statistical data and any other significant data. Financial statements certified by independent public accounts will be submitted to shareholders at least annually. A copy of a current list of investments comprising the Portfolio's portfolio as of the close of business on the last day of each month, may be obtained by written request to the Trust, together with a stamped, self-addressed envelope.

Shareholder inquiries should be directed to the Shareholder Servicing Agent, DST Systems, Inc. (800-441-7267).

The Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representations other than those contained in the Prospectus.


                              FINANCIAL STATEMENTS

        The financial statements of the Trust and the Portfolio for the fiscal year ended October 31, 1995, are incorporated herein by reference to the Trust's 1995 Annual Report to Shareholders. A copy of the Trust's Annual Report may be obtained without charge by contacting the Trust's Shareholder Servicing Agent at
(800) 441-7267.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I
     STATEMENT OF ASSETS AND LIABILITIES
     OCTOBER 31, 1995
------------

ASSETS:
 Investments in securities at value* (identified cost $116,709,496) (Notes 1, 2A and 3) ......  $ 95,249,562
 Dividends receivable from Portfolio .........................................................       407,450
 Deferred organization expense (net of accumulated amortization of $310,123) (Note 2D) .......        17,099
 Prepaid expenses ............................................................................        79,548
 Other assets ................................................................................        46,082
                                                                                                ------------
   Total Assets ..............................................................................    95,799,741
                                                                                                ------------
LIABILITIES:
 Payable for capital stock redeemed ..........................................................       679,211
 Accrued expenses ............................................................................       206,656
                                                                                                ------------
   Total Liabilities .........................................................................       885,867
                                                                                                ------------
NET ASSETS ...................................................................................  $ 94,913,874
                                                                                                ============
Net asset value per share ($94,913,874 / 17,008,720 shares) (Note 6) .........................         $5.58
                                                                                                ============
At October 31, 1995 the components of net assets were as follows:
 Paid-in capital .............................................................................  $173,549,470
 Accumulated net realized loss on investments ................................................   (57,175,662)
 Net unrealized depreciation of investments ..................................................   (21,459,934)
                                                                                                ------------
   Net Assets ................................................................................  $ 94,913,874
                                                                                                ============

----------

* Investments of Astra Adjustable U.S. Government Securities Trust I consist entirely of 1,213,318 shares of Astra Institutional Adjustable U.S. Government Securities Portfolio. Cost for Federal income tax purposes is $116,709,496. See Notes 1 and 2A.


     STATEMENT OF OPERATIONS
     YEAR ENDED OCTOBER 31, 1995
------------

INVESTMENT INCOME:
 INCOME:
  Dividends from Portfolio ...................................................................  $  9,371,660
                                                                                                ------------
 EXPENSES:
  Distribution expenses (Note 4A) ............................................................     1,607,046
  Shareholder servicing costs ................................................................       324,532
  Administrative servicing costs (Note 5) ....................................................       160,705
  Professional fees ..........................................................................       116,798
  Amortization of organization expense (Note 2D) .............................................        66,496
  Trustees' fees .............................................................................        44,084
  Reports to shareholders ....................................................................        43,241
  Miscellaneous expense ......................................................................        42,753
  Insurance expense ..........................................................................        40,511
  Registration fees ..........................................................................        33,379
  Recordkeeping fees .........................................................................         8,975
                                                                                                ------------
   Total expenses ............................................................................     2,488,520
                                                                                                ------------
     Net investment income ...................................................................     6,883,140
                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments ............................................................   (40,720,703)
 Net change in unrealized depreciation of investments ........................................    13,232,526
                                                                                                ------------
   Net loss on investments ...................................................................   (27,488,177)
                                                                                                ------------
     Net decrease in net assets resulting from operations ....................................  $(20,605,037)
                                                                                                ============

                    See Notes to Trusts' Financial Statements

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I
     STATEMENT OF CHANGES IN NET ASSETS
     YEAR ENDED OCTOBER 31,
------------

                                                                                 1995              1994
                                                                            ------------       ------------
OPERATIONS:
Net investment income ..................................................... $  6,883,140       $ 19,293,800
Net realized loss on investments ..........................................  (40,720,703)       (15,425,860)
Net change in unrealized depreciation of investments ......................   13,232,526        (30,639,354)
                                                                            ------------       ------------
Net decrease in net assets resulting from operations ......................  (20,605,037)       (26,771,414)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.254 and $0.321
 per share, respectively) .................................................   (7,287,333)       (23,049,272)
Distributions from paid-in capital ($0.037 and $0.014 per share,
 respectively) ............................................................   (1,050,656)        (1,014,546)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from the net change in
 the number of outstanding shares (a) ..................................... (185,528,148)      (315,589,968)
                                                                            ------------       ------------
  Total decrease in net assets ............................................ (214,471,174)      (366,425,200)
Net assets at the beginning of the period .................................  309,385,048        675,810,248
                                                                            ------------       ------------
NET ASSETS at end of period ............................................... $ 94,913,874       $309,385,048
                                                                            ============       ============

----------

(a) A summary of capital share transactions is as follows:

                                                       Year Ended                          Year Ended
                                                    October 31, 1995                    October 31, 1994
                                               -----------------------------      -----------------------------
                                                 Shares            Value             Shares           Value
                                               -----------     -------------      -----------     -------------
Shares sold .................................      168,878     $     965,700          181,826     $   1,265,910
Shares issued in reinvestment of
 distributions to shareholders ..............      755,068         4,387,623        1,984,454        13,634,888
Shares repurchased ..........................  (32,491,157)     (190,881,471)     (48,086,353)     (330,490,766)
                                               -----------     -------------      -----------     -------------
 Net decrease ...............................  (31,567,211)    $(185,528,148)     (45,920,073)    $(315,589,968)
                                               ===========     =============      ===========     =============

                    See Notes to Trusts' Financial Statements

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I
     FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------

                                                                                                           February 21,
                                                            Year Ended October 31,                          1991* to
                                           ---------------------------------------------------------       October 31,
                                             1995           1994              1993            1992            1991
                                           -------         -------           -------         -------        -------
PER SHARE OPERATING
 PERFORMANCE
 Net asset value, beginning
  of period .............................  $ 6.370         $ 7.150           $ 7.290         $ 7.370        $ 7.350
                                           -------         -------           -------         -------        -------
Income (loss) from invest-
 ment operations--
 Net investment income ..................    0.246(c)        0.270             0.364           0.850          0.400
 Net realized and unreal-
  ized gain (loss) on
  investments ...........................   (0.745)(c)      (0.715)           (0.055)          0.007          0.030
                                           -------         -------           -------         -------        -------
   Total from investment
    operations ..........................   (0.499)         (0.445)            0.309           0.857          0.430
                                           -------         -------           -------         -------        -------
Less distributions--
 Distributions from net
  investment income .....................    0.254           0.321             0.418           0.850          0.400
 Distributions from paid-in
  capital ...............................    0.037           0.014             0.031           0.087          0.010
                                           -------         -------           -------         -------        -------
   Total distributions ..................    0.291           0.335             0.449           0.937          0.410
                                           -------         -------           -------         -------        -------
Net asset value, end of
 period .................................  $ 5.580         $ 6.370           $ 7.150         $ 7.290        $ 7.370
                                           =======         =======           =======         =======        =======
TOTAL RETURN (D) ........................    (8.28%)         (6.43%)            4.34%           6.55%          8.79%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) .........................  $94,914        $309,385          $675,810        $783,527       $385,195
Ratio to average net assets--
 Expenses ...............................     1.55%(b)        1.22%(b)          1.29%(b)        1.32%(b)       1.88%(a)
 Net investment income ..................     4.28%           3.92%             4.91%           6.57%          7.43%(a)
Portfolio turnover rate .................        3%              3%                3%              8%           107%

----------

  *  Commencement of operations.

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61% and 0.64%(a), respectively, of expenses of the Portfolio, which reduced dividends paid to Trust I.

(c)  Based upon average shares outstanding throughout the period.

(d)  Calculated without the deduction of sales charges.

                    See Notes to Trusts' Financial Statements

        ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUSTS
        NOTES TO FINANCIAL STATEMENTS
        OCTOBER 31, 1995
----------------------

NOTE 1--ORGANIZATION

Astra (formerly Pilgrim) Strategic Investment Series (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On September 15, 1994 the Company's shareholders approved a change in the Company's Declaration of Trust to permit the creation of additional classes of shares of each of the Trust's series. Currently, the Company has authorized an unlimited number of shares of beneficial interest without par value and at October 31, 1995 offered a single class of shares in ten series: Astra (formerly Pilgrim) Adjustable Rate Securities Trust I, I-A, II, III and IV (collectively, the "Astra Adjustable Rate Securities Trusts"), Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (collectively, the "Astra Adjustable U.S. Government Securities Trusts" or the "Trusts"), all of which are non-diversified series.

The value of the Trusts' investment in shares of Astra (formerly Pilgrim) Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio"), a non-diversified series of Astra (formerly Pilgrim) Institutional Securities Trust ("AIST"), reflects their proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included in this report and should be read in conjunction with the financial statements of the Trusts.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATION. The investment policy of the Trusts is to invest in shares of the Portfolio. Shares of the Portfolio held by the Trusts are valued at the net asset value then determined by the Portfolio. A valuation committee of the Board of Trustees of AIST is responsible for establishing security valuation policies, reviewing the valuation of portfolio securities, monitoring the level of illiquid securities and reviewing liquidity determinations for securities held by the Portfolio. AIST considers to be illiquid all securities which cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio values the security. Additionally, interest rate swap contracts, interest-only and principal-only mortgage backed securities, and special hazard certificates are treated as illiquid securities in accordance with Securities and Exchange Commission policy. Liquid securities are valued primarily using prices provided by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics, and secondarily based upon market quotations and/or other available information. Securities for which reliable market information or pricing service quotes are not readily available, including illiquid securities, are valued at fair value as determined in good faith by, or under procedures established by, the Board of Trustees of AIST, which procedures may include the delegation of certain responsibilities regarding valuation to Astra (formerly Pilgrim) Management Corporation (the "Manager"). The Manager reports, as necessary, to the Trustees of AIST regarding portfolio valuation determinations.

     Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis by the Portfolio when the Trustees of AIST have determined that amortized cost is fair value.

B. FEDERAL INCOME TAXES. The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

C. SECURITY TRANSACTIONS, INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions of the Portfolio and Trusts are accounted for on the trade date. Interest income on adjustable rate mortgage securities is recorded on the accrual basis at current interest rates. Dividends to shareholders of the Portfolio from net investment income are declared daily and paid or reinvested monthly. Dividends to Shareholders of the Trusts from net investment income are declared and paid or reinvested monthly. Prior to May 1, 1995 dividends to shareholders of the Trusts from net investment income were declared daily and paid or reinvested monthly. Discounts and premiums on Portfolio debt securities are amortized in accordance with the provisions of the Internal Revenue Code.

D. DEFERRED ORGANIZATION EXPENSES. All of the expenses incurred in connection with the organization of the Trusts are being borne ratably by the Trusts and are being amortized on a straight-line basis over periods of five years from the date of commencement of operations.

NOTE 3--INVESTMENTS

At October 31, 1995 the Portfolio held subordinated residential and derivative mortgage securities which the Valuation Committee of the Board of Trustees of AIST has determined to be illiquid. These securities are valued at $7,007,359 (representing 4.1% of the Portfolio's net assets). The fair value of these securities is determined under procedures approved by the Board of Trustees of AIST in the absence of readily ascertainable market values.

For the year ended October 31, 1995 the cost of purchases and the proceeds from sales of investments in the Portfolio were as follows:

                              Purchases                  Sales
                              ----------             -----------
      Trust I ..........      $5,279,232             $195,464,209
      Trust I-A ........       3,186,340              111,185,139
      Trust II .........         559,914                6,762,708
      Trust III ........         287,175                2,930,885
      Trust IV .........         325,159                9,058,196

At October 31, 1995 the Trusts had capital loss carryforwards for federal income tax purposes as follows:

                              Capital loss            Expires
                              Carryforward          October 31,
                              ------------          -----------
         Trust I                $  534,000              1999
                                    14,000              2000
                                 7,926,000              2002
                                48,702,000              2003
                               -----------
                               $57,176,000
                               ===========


         Trust I-A             $ 4,253,000              2002
                                28,118,000              2003
                               -----------
                               $32,371,000
                               ===========

         Trust II              $ 2,284,000              2002
                                 1,647,000              2003
                               -----------
                               $ 3,931,000
                               ===========

         Trust III             $ 1,135,000              2002
                                   864,000              2003
                               -----------
                               $ 1,999,000
                               ===========

         Trust IV              $ 1,896,000              2002
                                 2,043,000              2003
                               -----------
                               $ 3,939,000
                               ===========

NOTE 4--DISTRIBUTION PLANS

A. TRUST I AND TRUST I-A DISTRIBUTION PLANS. Trust I and Trust I-A have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plans"), whereby they will provide daily compensation to Astra Fund (formerly Pilgrim) Distributors Corp., the Trusts' principal underwriter (the "Principal Underwriter") in the form of sales commissions equal to 4% of the amount received by Trust I for each share sold and 5% (4.50% prior to August 5, 1994) of the amount received by Trust I-A for each share sold (excluding reinvestment of dividends and distributions) plus an interest fee calculated by applying the rate of 1% over prime rate to the outstanding balance of Uncovered Distribution Charges. Daily compensation payments will be made monthly and are limited to an annual rate of 0.75% of each Trust's daily net assets. During the year ended October 31,

     1995 the Principal Underwriter earned daily compensation of $1,205,284 from Trust I and $754,652 from Trust I-A. At October 31, 1995 Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the Principal Underwriter) were $11,143,216 for Trust I and $9,485,628 for Trust I-A.

     On August 5, 1994 the shareholders of Trust I and Trust I-A approved changes to their respective distribution plans to provide a method by which a proportionate amount of Uncovered Distribution Charges will be transferred from the Trusts upon exchanges to other mutual funds for which Astra Fund Distributions Corp. serves as Principal Underwriter and which have substantially the same contingent deferred sales charge structure and distribution plan.

     Pursuant to the requirements of the Securities and Exchange Commission the daily compensation (sales commission) payments to the Principal Underwriter pursuant to the Distribution Plan must be reflected as operating expenses of Trust I and Trust I-A. For periods through December 31, 1994 these payments were treated as capital transactions and were not deducted for Federal income tax purposes.

     The Distribution Plans also provide for monthly payments to the Principal Underwriter of a trail or maintenance fee in an amount equal to an annual rate of 0.25% of the daily net assets of Trust I and Trust I-A. During the year ended October 31, 1995 the Principal Underwriter earned maintenance fees of $401,762 from Trust I and $251,551 from Trust 1-A.

B. TRUST II AND TRUST IV DISTRIBUTION PLANS. Trust II and Trust IV have adopted distribution plans pursuant to rule 12b-1 under the 1940 Act (the "Distribution Plans"), whereby Trust II may pay up to a maximum annual rate of 0.25% of its average daily net assets and Trust IV may pay up to a maximum annual rate of 0.60% of its average daily net assets to the Principal Underwriter as reimbursement for expenses incurred in the distribution of the shares of Trust II and Trust IV. Pursuant to the Distribution Plans, the Principal Underwriter is entitled to reimbursement each month (up to a maximum of 0.25% of Trust II's daily net assets and 0.60% of Trust IV's daily net assets) for its actual expenses incurred in the distribution and promotion of Trust II's and Trust IV's shares, including the printing of prospectuses used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to security dealers and others who have executed a distribution or service agreement with the Principal Underwriter. The Distribution Plans provide that the Principal Underwriter may include as distribution expenses a portion of its overhead expenses directly attributable to the Distribution of Trust II's and Trust IV's shares, including personnel and out-of-pocket costs. The Distribution Plans permit the Principal Underwriter to carryforward for a maximum of three years (without carrying charges) distribution expenses covered by the Distribution Plans for which it has not yet received reimbursement. At October 31, 1995, the Principal Underwriter had incurred $1,199,108 of distribution expenses in excess of amounts currently reimbursable by Trust II and $669,256 of distribution expenses in excess of amounts currently reimbursable by Trust IV. During the year ended October 31, 1995, the Principal Underwriter received distribution expense reimbursements of $18,750 from Trust II and $32,575 from Trust IV. Distribution expenses incurred by the Principal Underwriter included $8,283 and $7,673 for the salaries and related costs of certain of its employees involved in the sales of Trust II's and Trust IV's shares, respectively.

NOTE 5--INVESTMENT MANAGEMENT FEE AND
        OTHER TRANSACTIONS WITH AFFILIATES

The Trusts invest substantially all of their assets in the Portfolio, which has the same investment objective as each of the Trusts. The Trustees of AIST establish the Portfolio's investment policies and supervise and review the operations and management of the Portfolio. For furnishing the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio's assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite office space and personnel, and in general supervising and managing the Portfolio's investments subject to the ultimate supervision and direction of AIST's Trustees, the Manager is paid monthly a fee equal to 0.55% per annum of the first $500 million of average daily net assets of the Portfolio. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion and to 0.45% on net assets over $1 billion. The management fees paid by the Portfolio to the Manager are expenses of the Portfolio and reduce the net investment income available for distribution by the Portfolio to the Trusts. The Manager has agreed to reimburse the Portfolio and Trusts to the extent required so that the aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trusts' shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reimburse the Portfolio and Trusts to the extent required so that the Portfolio's and Trust's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million of average net assets and 1.50% of the remaining average net assets. The amount of any such required reimbursement, however, is limited to the management fees paid by the Portfolio to the Manager. Expenses for purposes of these expenses limitations include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation paid or incurred by the Trusts or the Portfolio. During the year ended October 31, 1995, the Manager subsidized the expenses of Trust IV resulting in an expense waiver of $1,738.

The Trusts have retained Atlas Holdings (formerly Pilgrim) Group Inc. (the "Administrator") to provide administration for the Trusts pursuant to an administration agreement. These administrative services include supervising the preparation and filing of all documents required for compliance by the Trusts with applicable laws and regulations, supervising the maintenance of books and records and other general and administrative responsibilities. For providing these services the Administrator receives a fee equal to 0.10% of each Trust's average daily net assets.

During the year ended October 31, 1995 the Principal Underwriter received commissions of $-0- from the sale of shares of Trust II and $99 from the sale of shares of Trust III. The Principal Underwriter is an affiliate of the Administrator and the Manager.

Certain officers and trustees of the Company are also officers and/or directors/trustees of AIST, the Administrator, the Manager, and the Principal Underwriter.

NOTE 6--EARLY WITHDRAWAL CHARGES

Shares of Trust I, Trust I-A and Trust IV which are redeemed may be subject to a contingent deferred sales charge. The contingent deferred sales charge is not imposed on shares acquired through the reinvestment of dividends and distributions or on the appreciation of the value of shares acquired over their purchase price. Redemption proceeds are applied first against shares not subject to the contingent deferred sales charge for purposes of calculating such charge. The contingent deferred sales charges are paid by the redeeming shareholder to the Principal Underwriter at the time of redemption. The contingent deferred sales charges for Trust I and Trust I-A are imposed at the rate of 4% for redemptions in the first year after purchase, declining to 3%, 2%, and 1% in the second, third and fourth years, respectively. The contingent deferred sales charges for Trust IV are imposed at the rate of 0.25% of redemptions within 3 months of the date of purchase. During the year ended October 31, 1995 the Principal Underwriter received contingent deferred sales charges of $2,053,485 from redemptions of Trust I shares, $2,725,445 from redemptions of Trust I-A shares, and $209 from redemptions of Trust IV shares.

NOTE 7--LEGAL MATTERS

Between December 1994 and July 1995, various complaints have been filed by certain shareholders of the Astra Adjustable U.S. Government Securities Trusts and the Astra Adjustable Rate Securities Trusts (collectively, the "Astra Trusts") in the United States District Court for the Central District of California and in the Superior Court for the State of California against the Company and certain of its officers and trustees, AIST and certain of its officers and trustees, Astra Management Corporation, Astra Fund Distributors Corporation, and, Atlas Holdings Group Inc. and its principal stockholder and certain of its employees. These complaints have been consolidated in the United States District Court for the Central District of California in the matter referred to as "In re Pilgrim Securities Litigation."

The complaints allege violations of the Securities Act of 1993 and the Investment Company Act of 1940 relating principally to disclosure concerning pricing and liquidity of portfolio securities held by the Portfolios of AIST. The complaints seek relief measured by the consideration each shareholder paid for shares of the Astra Trusts with interest thereon, less the amount of income received thereon, or in the event the shareholder no longer owns such shares, for damages, plus interest. Management of the Company believes the complaints are without merit and intents, and has been advised that each of the other defendants intends, to vigorously defend these actions. The ultimate outcome of these matters, however, cannot presently be determined and accordingly the Astra Trusts have made no provision for any losses which may result from settlement of these complaints.

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
------------------

To the Shareholders of Astra Adjustable U.S. Government Securities
Trust I, I-A, II, III and IV, and the Trustees of Astra Strategic Investment Series
San Diego, California

We have audited the statements of assets and liabilities of Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (each a series of shares of beneficial interest of Astra (formerly Pilgrim) Strategic Investment Series), as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets for the each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Astra Adjustable U.S. Government Securities Trust I, I-A, II, III and IV as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

As discussed in Note 7 to the accompanying financial statements Astra Adjustable U.S. Government Securities Trusts I, I-A, II, III, and IV have been named as defendants in various complaints alleging violations of the Securities Act of 1933 and the Investment Company Act of 1940 and seeking substantial relief. The outcome of these matters cannot presently be determined and accordingly no provision for any losses which may result from settlement of these matters has been made in the accompanying financial statements.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
December 7, 1995

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 1996


              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II


                                  750 B Street
                                   Suite 2350
                           San Diego, California 92101
                                 (800) 219-1080

Astra Adjustable U.S. Government Securities Trust I-A ("Trust I-A") and Astra Adjustable U.S. Government Securities Trust II ("Trust II") (individually the "Trust" or collectively, the "Trusts") are non-diversified series of Astra Strategic Investment Series ("ASIS"), an open-end management investment company. The investment objective of each of the Trusts is to seek high current income consistent with low volatility of principal. Each Trust seeks to achieve its objective by investing all of its investable assets in the Astra Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio"), a non-diversified open-end series of Astra Institutional Securities Trust ("AIST"), which has the same investment objective as those of the Trusts.

The Portfolio seeks to achieve its investment objective by investing at least 65% of its assets in mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The Portfolio will invest the remainder of its assets generally in adjustable rate mortgage securities which are issued or sponsored by commercial banks, savings and loan associations, mortgage bankers or other financial institutions, that have no government guarantee and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities").


The combined prospectus for Trust I-A and Trust II, dated February 28, 1996 (the "Prospectus"), which provides the basic information you should know before investing in any of the Trusts, may be obtained without charge from ASIS at the address listed above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Trusts and ASIS, and should be read in conjunction with the Prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.......................................    3

INVESTMENT OBJECTIVE AND POLICIES.....................................    3

INVESTMENT RESTRICTIONS...............................................    6

TRUSTEES AND OFFICERS.................................................    8

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO............................   10

EXECUTION OF PORTFOLIO TRANSACTIONS...................................   11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................   12

PRICE OF THE SHARES IS DETERMINED DAILY...............................   15

SHAREHOLDER SERVICES AND PRIVILEGES...................................   15

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS..................   16

INVESTMENT RETURN INFORMATION.........................................   20

GENERAL INFORMATION...................................................   22

FINANCIAL STATEMENTS..................................................   29

                         GENERAL INFORMATION AND HISTORY

On August 18, 1989, the shareholders of PSIS approved a proposal to reorganize PSIS from a New York common law trust to Pilgrim Strategic Investment Series, a Massachusetts business trust, with one series, Pilgrim High Yield Trust. The Declaration of Trust dated July 19, 1989, was filed with the Commonwealth of Massachusetts on July 21, 1989. Pursuant to an amendment of the Declaration of Trust dated January 16, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series. The reorganization had no ramifications with respect to the investment objective and policies, investment restrictions or general operations of PSIS. On November 12, 1990, the Trustees approved the creation of a second series, the Pilgrim Adjustable U.S. Government Securities Trust. On September 4, 1991, the Trustees of PSIS approved the creation of five additional series of PSIS: Trust II, Trust III, Pilgrim Adjustable Rate Securities Trust I, Pilgrim Adjustable Rate Securities Trust II and Pilgrim Adjustable Rate Securities Trust III. On November 22, 1991, the shareholders of PSIS approved a proposal to change the fundamental policies of the Pilgrim Adjustable U.S. Government Securities Trust and its name was changed to Pilgrim Adjustable U.S. Government Securities Trust I. On February 13, 1992 the Trustees of PSIS approved the creation of two additional series of PSIS: Pilgrim Adjustable U.S. Government Securities Trust IV and Pilgrim Adjustable Rate Securities Trust IV, whose names were subsequently changed to Pilgrim Adjustable U.S. Government Securities Trust I-A and Pilgrim Adjustable Rate Securities Trust I-A. On April 30, 1993, the Trustees of PSIS approved the creation of two additional series of PSIS: Pilgrim Adjustable U.S. Government Securities Trust IV and Pilgrim Adjustable Rate Securities Trust IV. On May 12, 1994, the Trustees of PSIS approved an amendment to PSIS' Declaration of Trust to permit PSIS to issue additional classes of shares under a multi-class distribution system.

On March 17, 1995, the Trustees approved an amendment to PSIS' Declaration of Trust changing the name of PSIS to Astra Strategic Investment Series ("ASIS"). Effective as of April 10, 1995, the Pilgrim Adjustable U.S Government Securities Trusts changed their name to Astra Adjustable U.S. Government Securities Trust, a series of ASIS.


                        INVESTMENT OBJECTIVE AND POLICIES

The following discussion pertaining to investments by the Portfolio supplements the discussion of the investment objective of the Portfolio set forth in the Prospectus under the heading "How The Trust Works."

Multi-Class Residential Mortgage Securities

The following discussion is intended to be a general discussion of certain features of Multi-Class Residential Mortgage Securities and is not intended as a discussion of all of the possible terms pursuant to which these types of securities could be issued. Multi-Class Residential Mortgage Securities are a type of multi-class pass through security. Such a security represents a beneficial interest in a pool of mortgage loans or a pool of mortgage pass through securities, often collectively referred to as "mortgage assets." The mortgage assets are typically held by a trust, the beneficial interests in which are evidenced by certificates issued pursuant to a pooling and servicing agreement. The pooling and servicing agreement is entered into by a trustee whose main responsibility is to act in the interests of the certificate holders by enforcing the provisions of the pooling and servicing agreement, and a party who is responsible for pooling and conveying the mortgages assets to the trust, sometimes referred to as a depositor. In some cases, the depositor also acts as a master servicer for the underlying mortgage loans. Payments of principal and interest made on the mortgage assets provide the funds to permit the trust to make scheduled distributions to certificate holders. See "The Mortgage Loans," discussed below.

The Certificates. In general, a series of certificates is issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans which must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

Special Hazard Certificates. Special hazard certificates are typically offered in conjunction with other classes of mortgage pass through certificates and constitute a subordinated class. To the extent that losses incurred on the underlying mortgage loans constitute special hazard losses, the rights of the special hazard certificate holders to receive distributions of principal and interest are subordinated to those of the certificate holders of the more senior classes of the series. A special hazard loss is a loss relating to a defaulting mortgage loan as to which all recoverable liquidation and insurance proceeds have been received. Depending on the particular terms of the certificates, special hazard losses are allocated first to the special hazard certificates holders and then to the regular certificate holders.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master servicer to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master servicer may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master servicer could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Yield and Prepayment Considerations. The rate of principal payments on the certificates, the aggregate amount of each interest payment and the yield to maturity on the certificates are related to the rate of principal payments on the underlying mortgage loans. Such principal payments may be in the form of scheduled principal payments, prepayments by mortgagors, liquidations due to default, casualty, condemnation and certain events usually set forth in the related pooling and servicing agreement. The rate of prepayment may be influenced by a variety of economic, geographic, social and other factors. In general, however, if interest rates on comparable obligations were to fall below the mortgage rates on the underlying mortgage loans, which may be different from prevailing interest rates, the rate of prepayment would be expected to increase. Conversely, if prevailing rates on comparable obligations were to rise above the mortgage rates on the underlying mortgage loans, the mortgage loans would be expected to prepay at lower rates than if prevailing rates on comparable obligations were to remain at or below the mortgage rates on the underlying mortgage loans.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each servicer and the master servicer. A servicer's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master servicer who (a) establishes requirements for each servicer, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master servicer may be an affiliate of the depositor and also may be the servicer with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Lending of Portfolio Securities

As noted in the Prospectus, the Portfolio may lend its portfolio securities in order to generate additional income. The Portfolio may pay reasonable administration and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Portfolio or the borrower at any time, including when termination is necessary to enable the Portfolio to be the record owner for each dividend paid by the issuer thereof. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Purchase of Mortgage Securities

The Portfolio intends to comply with the provisions of Section 12(d) of the Investment Company Act of 1940 in connection with purchasing mortgage securities.

                             INVESTMENT RESTRICTIONS

The following investment restrictions which have been adopted by each Trust are fundamental and cannot be changed without approval by the vote of a majority of the outstanding voting securities of each Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (All policies not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders.)

The Trusts may not:

     1. Borrow money, except if after each borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indexes, options on futures contracts or indexes and forward commitment transactions shall not constitute borrowing.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that each of the Trusts will invest more than 25% of the value of its total assets in securities of issuers in the asset-backed securities industry. However, in some future period or periods, due to adverse economic conditions or for defensive purposes, a Trust may temporarily have less than 25% of the total value of its assets invested in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

          In addition, this limitation does not prevent a Trust from investing all or substantially all of its assets in another registered investment company having the same investment objective as that of such Trust.

     3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (a) the writing of covered put and call options, (b) the purchase of securities on a forward commitment or delayed-delivery basis and (c) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Trusts and the Portfolio may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

     5. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     6. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by a Trust may be deemed to be underwriting, except that, a Trust may invest all or substantially all of its assets in another registered investment company with the same investment objective as that of such Trust.

     7. Purchase, hold or deal in real estate or oil and gas interests, although a Trust may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for such Trust as a result of the ownership of securities.

     8. Invest in commodities except that each Trust may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward commitment or delayed-delivery basis.

     9. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, each Trust may lend portfolio securities in an amount not to exceed 10% of the value of a Trust's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees.

     10. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 3, 4 and 8. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Obligations under interest rate collars, caps, and floors will be treated as senior securities unless and until such time as the Portfolio receives regulatory relief from staff of the Securities and Exchange Commission or until such time as the staff no longer deems such instruments to be senior securities. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current staff interpretation.

In addition, the Trusts will abide by the following additional investment restrictions, although they are not fundamental investment policies.

Each Trust will not:

     1. Invest in oil, gas and other mineral leases or real estate limited partnerships.

     2. Purchase securities of unseasoned issuers, including their predecessors or sponsors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

     3. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

     4. Invest any part of its total assets in real estate or interests therein, excluding readily marketable securities and securities for which there does not exist a readily available market, i.e., illiquid.

     5. Invest any part of its total assets in commodities or commodity futures contracts.

     6. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Trust in units or attached to securities may be deemed to be without value.

                              TRUSTEES AND OFFICERS

Responsibility for management of ASIS and AIST vested in a Board of Trustees. The Trustees in turn appoint officers of ASIS and AIST to supervise actively the day-to-day operations of ASIS and AIST. The shareholders of ASIS and AIST may elect Trustees at any meeting of shareholders called by the Trustees for that purpose. Each Trustee serves during the continued lifetime of ASIS and AIST until he dies, resigns or is removed, or if sooner, until the next meeting of shareholders called for the purpose of electing Trustees.

The affiliations and principal occupations during the past five years of the Trustees and principal officers are:

PALOMBA WEINGARTEN, CHAIRMAN OF THE BOARD AND TRUSTEE+ (53)

     9595 Wilshire Boulevard, Beverly Hills, California 90212. Chairman of the Board, Director and Chief Executive Officer of Atlas Holdings Group, Inc., the parent of Astra Fund Distributors Corp., and Astra Management Corp., ("AMC") the Trust's distributor and investment manager, respectively. Chairman of the Board and Trustee of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust.

AL BURTON, TRUSTEE (67)

     2300 Coldwater Canyon, Los Angeles, California 90210. President of Al Burton Productions from 1992 to present; Executive Producer First Run Syndication for Castle Rock Entertainment Inc. from

     1992 to 1995; Executive Producer-Consultant for Universal Television from 1982 to 1992; Trustee of Astra Global Investment Series, Astra Institutional Securities Trust, Astra Institutional Trust and Pilgrim Prime Rate Trust. Director of Pilgrim America MagnaCap Fund, Inc., Pilgrim Regional BankShares, Inc. and Pilgrim America Government Securities Fund.

FELICE R. CUTLER, TRUSTEE  (58)

     10601 Wilshire Boulevard, 19th Floor, Los Angeles, California 90024. Partner in the law firm of Cutler & Cutler, Los Angeles, California since 1991 and for more than five years prior to 1990 and in the law firm of Dilworth, Paxson, Kalish & Kauffman from 1990 to 1991. Trustee of Astra Institutional Trust, and Astra Institutional Securities Trust.

GARRY D. PEARSON, TRUSTEE (47)

     150 North Myers Street, Los Angeles, California 90033. Senior Vice President of George Rice & Sons, a printing company located in Los Angeles, California, since July 1994. Formerly Vice President and Partner in Anderson Lithograph, a printing company located in Los Angeles, California, from 1983 to 1994. Trustee of Astra Global Investment Series, Astra Institutional Trust and Astra Institutional Securities Trust.

RICHARD R. TARTRE, PRESIDENT AND CHIEF EXECUTIVE OFFICER+ (58)

     750 B Street, Suite 2350, San Diego, California 92101. President and Chief Executive Officer of AMC and Astra Fund Distributors Corp. President and Chief Executive Officer of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust. From March 1982 to July 1995, Managing Director of the securities firm of Fundmark Investment Co. Services Inc. in San Diego, California. Member of the Board of Directors of Mission West Properties and Triton Group Ltd. since 1993 and Burnham Pacific Properties since 1986. Chairman of Bio-Safety Systems from 1982 to 1995.

JOHN R. ELERDING, SENIOR VICE PRESIDENT, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER+ (44)


     750 B Street, Suite 2350, San Diego, California 92101. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of AMC and Astra Fund Distributors Corp. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust. From January 1994 to September 1994, Chief Financial Officer at the investment banking firm of Investment Securities Corp. in San Francisco, California. From 1991 to August 1993, investment manager and assistant to the Chief Operating Officer at Robertson Stephens & Company in San Francisco, California. From March 1979 to September 1989, Chief Financial Officer at the financial services holding company of Omni World Wide in San Mateo, California.

---------------


+  Interested person of ASIS as defined in the 1940 Act.

The officers and Trustees of ASIS and AIST, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Trusts as of October 31, 1995. The Trustees of ASIS and AIST who are not affiliated with or interested persons of AMC may receive fees for attendance at Trustees' meetings (during the fiscal year ended October 31, 1995, $21,946 was paid in such fees), while officers of ASIS and AIST receive no compensation directly from AMC for performing the duties of their offices. However, those officers and Trustees of ASIS and AIST who are affiliated with AMC may be considered to have received remuneration indirectly because AMC receives management fees from the AIST.

                   MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO

Management Agreement


Investment management services are provided to the Portfolio by Astra Management Corp. ("AMC") (formerly Pilgrim Management Corporation) pursuant to an Investment Management Agreement (the "Management Agreement") dated September 30, 1991. As compensation for its services with respect to the Portfolio, AMC is paid monthly a fee equal to 0.55% per annum of the average daily net assets of the Portfolio on the first $500 million of assets. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion; and to 0.45% on net assets over $1 billion. As of October 31, 1995, the total net assets of the Portfolio were approximately $172 million. For the fiscal years ended October 31, 1993, 1994 and 1995 AMC received compensation under its management agreement with the Portfolio in the amounts of $6,233,257, $4,739,543 and $1,550,152 respectively.


The Portfolio pays its own operating expenses which are not assumed by AMC, such as expenses incurred in connection with the issuance, registration and transfer of its shares; fees and costs of its custodian, transfer and shareholder servicing agents; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of each Trust's shareholders; salaries of officers and fees and expenses of Trustees who are not members of or affiliated with AMC; insurance premiums on property or personnel of AIST which inure to each Trust's benefit; salaries of personnel of AIST who are involved in maintaining registration of its shares under state securities laws; the cost of preparing and printing reports and proxy statements of each Trust for distribution to its shareholders; preparing and sending prospectuses and statements of additional information to existing shareholders; trade association dues; legal and accounting fees; and fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws.

AMC will reduce its aggregate fees for any fiscal year, or reimburse the Trusts or the Portfolio, to the extent required so that aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trusts' shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require AMC to reduce its respective fees, or to reimburse the Trusts or the Portfolio, to the extent required so that aggregate expenses, as described above, for any fiscal year do not exceed 2-1/2% of the first $30 million of each Trust's average net assets, 2% of the next $70 million of each Trust's average net assets, and 1-1/2% of each Trust's remaining average net assets for any fiscal year. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Trusts or the Portfolio. The expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Trusts or the Portfolio are registered for sale.

The Management Agreement for the Portfolio is currently in effect until August 30, 1996, and will be continued in effect from year to year thereafter so long as such continuation is approved at least annually (1) by the Trustees of AIST or the vote of a majority of the outstanding voting securities of AIST, and (2) by a majority of the Trustees who are not interested persons of any party to the Management Agreement cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time without penalty, by either AIST or AMC upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Administrative Agreement


Administrative services are provided to each Trust by Atlas Holdings Group, Inc. ("Atlas Group") pursuant to an administration agreement dated September 4, 1991 (the "Administration Agreement"). As compensation for its services thereunder, Atlas Group is paid a fee equivalent to 0.10% per annum of each Trust's average daily net assets. For the fiscal year ended October 31, 1995, Trusts I-A and II each paid $100,620 and $7,500 respectively, to Atlas Group (formerly Pilgrim Group, Inc.) pursuant to the Administration Agreement.


Each Trust pays its own operating expenses which are not assumed by Atlas Group, such as expenses incurred in connection with the costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; salaries of officers and fees and expenses of Trustees who are not members of or affiliated with Atlas Group; insurance premiums on property or personnel of ASIS which inure to each Trust's benefit; trade association dues; and legal and accounting fees.


Under a sub-administration agreement between Atlas Group and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Trust, subject to the supervision of the Board of Trustees of ASIS. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to ASIS' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, Atlas Group (not the Trust) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Trust subject to certain minimums, exclusive of out-of-pocket expenses.


The Atlas Group


AMC is a wholly-owned subsidiary of Atlas Group, a Delaware corporation of which Mrs. Weingarten is the sole stockholder and Chief Executive Officer. AMC also acts as the investment manager to Astra Institutional Adjustable U.S. Government Securities Portfolio and Astra Institutional Adjustable Rate Securities Portfolio (series of Astra Institutional Securities Trust), Astra Short-Term Multi-Market Income Fund I and Astra Short-Term Multi-Market Income Fund II (series of Astra Global Investment Series), Astra All-Americas Government Income Trust (a series of Astra Institutional Trust), all of which are open-end investment companies. As of the date of this Statement, total assets under management of AMC were approximately $200 million.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Portfolio, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, AMC determines, subject to the instructions of and review by the Trustees of AIST, which securities are to be purchased and sold by the Portfolio and which brokers are to be eligible to execute portfolio transactions of the Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of AMC, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, AMC will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operations facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers which supply research and statistical information to the Portfolio and/or AMC, and provide other services in addition to execution services. AMC considers such information, which is in addition to and not in lieu of the services required to be performed by AMC under its agreement with AIST, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided officers of AIST are satisfied that the Portfolio is receiving the most favorable price and execution available, the Portfolio may also consider the sale of its shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be AIST's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Portfolio, AIST may also give weight to the ability of a broker to furnish brokerage and research services to the Portfolio or AMC, even if the specific services were not imputed just to the Portfolio and were useful to AMC in advising other clients. In negotiating commissions with a broker, the Portfolio may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by AIST and AMC to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Portfolio or assist AMC in carrying out its responsibilities to the Portfolio. The standard of reasonableness is to be measured in light of AMC's overall responsibilities to AIST.


For the fiscal years ended October 31, 1993, 1994 and 1995 total brokerage commissions paid by the Portfolio amounted to approximately $85,000, $109,000 and $79,000, respectively. The Portfolio does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with AMC, except for any sales of portfolio securities pursuant to a tender offer, in which event AMC will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer.


Although investment decisions for the Portfolio are made independently from those of the other Astra funds it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if any of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as AIST is concerned.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Rights of Accumulation (Trust II  Only)

Trust II. Under the rights of accumulation privilege, if a shareholder had previously purchased and still owned shares having a value at the current offering price of $80,000, and then made another purchase of $20,000, the sales charge for the latter purchase would be 2.5% of the offering price (2.56% of the net amount invested).

Letter of Intent (Trust II  Only)

As stated in the Prospectus, a shareholder may establish a Letter of Intent to invest in a certain dollar amount of Trust II shares during a 13-month period. Purchases by more than one person may not be grouped to obtain a reduced sales price under the Letter of Intent except to the extent provided in Rule 22d-1(b) under the 1940 Act and the regulations promulgated thereunder. At the time of each purchase the shareholder or the dealer must inform Astra Fund Distributors Corp. (the "Distributor") that the Letter of Intent is in effect, in order to insure that the reduced sales price will be received. Shares of Trust II and other Astra Funds distributed by the Distributor purchased within 90 days prior to entering into the Letter of Intent may be included for the quantity discount; however, any adjustment to such quantity discount will not be made until the terms of the Letter of Intent have been satisfied. In addition, shares acquired (and still owned) on a cumulative basis over any period of time in any Astra Fund offering the Letter of Intent option may be included for purposes of determining whether the Letter of Intent is met.

Reinstatement Privilege (Trust I-A Only)

Shares of Trust I-A may be sold at net asset value, with credit for any contingent deferred sales charges paid on the redeemed Trust I-A shares, to persons who have redeemed their shares of Trust I-A within the previous 30 days. The amount of any contingent deferred sales charge related to the prior redemption of Trust I-A shares will be credited to the shareholder's account and also reinvested.

The reinstatement privilege may be used only once per calendar year. In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 30 days after the date of redemption. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinstatement will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinstatement pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinstated, although such disallowance is added to the tax basis of the shares acquired upon the reinstatement.

Redemptions

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent of the written request in proper form, except that a Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for reasons other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Trust's shareholders. At various times a Trust may be requested to redeem its shares for which it has not yet received good payment. Accordingly, a Trust may delay the mailing of a redemption check until such time as it determines that it has received good funds for the purchase of the shares being redeemed, which may take up to 15 days or longer.

Due to the relatively high cost of handling small investments, each Trust reserves the right to redeem, at net asset value, the shares of any shareholder whose account (except for IRAs), as a result of voluntary redemption of shares and not of investment performance of a Trust or deduction of sales charges, has a value of less than $5,000. Before a Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in his account is less than the minimum amount and allow him 30 days to make an additional investment in an amount which will increase the value of his account to at least $5,000 before the redemption is processed. This policy will not be implemented where a Trust has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Contingent Deferred Sales Charge (Trust I-A Only)


A contingent deferred sales charge will be imposed on any redemption or repurchase of shares of Trust I-A which reduces the current value of the investor's shares of Trust I-A to an amount which is lower than the dollar amount of all payments by the investor for the purchase of Trust I-A's shares during the preceding four years. However, no such charge will be imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased more than four years prior to the redemption or repurchase, plus (b) the current net asset value of assets purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Trust I-A's shares made during the preceding four years. Accordingly, investors may redeem, without incurring any contingent deferred sales charge, amounts equal to any net increase in the value of the shares redeemed above the amount of their purchase payments made with respect to such shares within the past four years, and amounts equal to the current value of shares purchased through reinvestment dividends or distributions. The contingent deferred sales charge will be imposed, in accordance with the table set forth in the Prospectus, on any redemptions within four years of purchase which are in excess of these amounts. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.


Waiver of Contingent Deferred Sales Charge (Trust I-A Only)

No contingent deferred sales charge will be payable in connection with the redemption of shares of Trust I-A purchased by officers, directors and bona fide full-time employees of the Trust I-A, its service agents, and with certain exceptions, officers, directors and full-time employees and sales representatives of AMC, the Distributor or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit plan for such persons), broker-dealers having sales agreements with the Distributor, all for their own accounts or for their spouse and children, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchases are for their own investment purposes only and the purchaser represents that the shares will not be resold except to Trust I-A.

The contingent deferred sales charge is waived for certain redemptions of shares of Trust I-A (i) upon the death or permanent disability of a shareholder, or
(ii) in connection with mandatory distributions from an IRA or other qualified retirement plan. The contingent deferred sales charge will be waived in the case of a redemption of shares of Trust I-A following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of Trust I-A owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares of Trust I-A held at the time of death or initial determination of permanent disability. The contingent deferred sales charge will also be waived in the case of a total or partial redemption in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to waiver of the contingent deferred sales charge. The waiver will be granted subject to confirmation of the investor's entitlement.


Waiver of Sales Charges (Trust II Only)


Officers, Trustees and bona fide full-time employees of ASIS and with certain exceptions most officers, Trustees and full-time employees of AMC, the Distributor or affiliated corporations thereof or any trust, pension, profit sharing or other benefit plan for such persons and broker-dealers, for their own accounts or for their spouse and children may purchase shares of a Trust at net asset value without a sales charge. Such a purchaser is required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to such Trust.

                     PRICE OF THE SHARES IS DETERMINED DAILY

Since each Trust will invest in the Portfolio, if the securities owned by the Portfolio increase in value, the value of the Trust shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York Time) on the "business day," which is any day on which the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively.

Portfolio securities, listed or traded on a national securities exchange will be valued at the last sale price on such exchange on the valuation day. Securities traded on an exchange for which there has been no sale that day and securities traded in the over-the-counter market, will be valued at the last reported bid price or the mean between the bid and the asked prices, as determined by the Board of Trustees of AIST. Short-term obligations maturing in less than 60 days will generally be valued at original cost plus accrued daily interest. Securities for which quotations are not readily available and all other assets will be valued at their fair value as determined in good faith by, or under procedures established by, the Board of Trustees of AIST.


All liabilities incurred or accrued (including written call options) are deducted from the total assets. The resulting net assets are divided by the number of shares of the Portfolio and the Trusts outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on such Exchange provided the order is received by the Distributor prior to 3:00 P.M. (Pacific time) on that day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after the close of trading on such Exchange will be confirmed at the next computed offering price.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares of a Trust under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Trust on a periodic basis, a Trust may, in lieu of furnishing confirmations following each purchase of its shares, send statements not less than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which will be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

A Trust's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional shares of the Trust at the net asset value (without sales charge) in effect at the reinvestment date. The management of ASIS has made arrangements with its Transfer Agent to have all income dividends and capital gains distributions which are declared by a Trust automatically reinvested for the account of each shareholder unless a shareholder elects in writing to such Trust or the Transfer Agent to have such dividends or distribution paid to him in cash. In the absence of such an election, each purchase of shares of a Trust is made upon the condition and understanding that the Transfer Agent is automatically appointed to received the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of such Trust at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of a Trust's shares request that future dividends and/or capital gains distributions be paid to him in cash.

Every shareholder will receive a confirmation of each new transaction in his account, which will also show the total number of Trust shares owned by the shareholder and the number of shares being held in safekeeping by the Transfer Agent for the account of the shareholders and a cumulative record of his account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Trust will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors who wish to purchase shares of a Trust, there is available through ASIS a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as custodian under the plan, and will furnish custodial services for which it will charge the investor various service fees for such annual maintenance. (These fees are in addition to the normal custodial charges paid by each Trust.) For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreement as provided by ASIS. Employers who wish to use shares of a Trust under a custodianship with another bank or trust company must make individual arrangements with such institutions.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of a Trust under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model agreement, for which it will charge the investor various services fees for maintaining the Account (which fees are in addition to the normal custodial charges paid by a Trust). Full details on the IRA are contained in an Internal Revenue Service required disclosure statement, and the Custodian generally will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA using shares of a Trust may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of a Trust's shares by ss.403(b), ss.401(k) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirements plan to consult with an attorney or to obtain advice from a competent retirement plans consultant with respect to the requirements of such plans, the implications of the 1940 Act and the tax aspects thereof.

              FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional tax considerations generally affecting the Trusts and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Trust or its shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

Each Trust intends to elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Trust is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. A Trust will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Trust made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Trust must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Trust's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the Trust's investment in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Trust may have to limit the sale of appreciated securities it has held for less than three months. However, the Short-Short Gain Test will not prevent the Trust from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Trust at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, for purposes of determining whether capital gain or loss recognized by a Trust on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by such Trust as part of a "straddle" or (iii) the asset is stock and such Trust grants certain call options with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above.

Certain debt securities purchased by a Trust (such as zero-coupon bonds) may be treated for Federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not a Trust actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Trust each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.


A Trust may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Trust purchased the securities. This additional discount represents market discount for income tax purposes. For a debt security purchased after April 30, 1993, which had an original maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Trust elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Trust may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Trust makes the election to include market discount in income as it accrues).

At the close of each quarter of its taxable year, at least 50% of the value of a Trust's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Trust has not invested more than 5% of the value of its total assets in securities of such issuer and such Trust does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Trust controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year a Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of such Trust. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Treasury regulations may permit a regulated investment company in determining its investment company taxable income and undistributed net capital gain for any taxable year to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Trust intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Trust may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Trust Distributions

Each Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.


Distributions of net capital gains, if any, which are designated by each Trust as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Trust's shares, and are not eligible for a dividends-received deduction. The Portfolio generally intends to distribute any net capital gains.

If a Trust should retain net capital gains, it will be subject to a tax of 35% of the amount retained. Each Trust expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal Income taxation on long-term capital gains, (i) would be required to include in income for U.S. Federal Income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. Federal Income tax liabilities for their proportionate shares of the tax paid by the Trust on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. Federal Income tax purposes, the adjusted basis of each Trust's shares owned by a shareholder of a Trust would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.


Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxable on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by a Trust that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in the reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of such Trust. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by a Trust into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by such Trust) on December 31 of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Backup Withholding. Each Trust may be required to withhold U.S. Federal Income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide a Trust with their correct taxpayer identification number or to make required certifications, or where a Trust or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal Income tax liability.

Sale of Shares. In general, upon the sale or other disposition of shares of a Trust, a shareholder will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells his Trust shares to a Trust, proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of a Trust's shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Trust is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of such Trust and on capital gain dividends and amounts retained by such Trust that are designated as undistributed capital gains.

If the income from a Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of such Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

In the case of foreign noncorporate shareholders, a Trust may be required to withhold U.S. federal income tax at a rate of 20% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish such Trust with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Trust.

                          INVESTMENT RETURN INFORMATION

For purposes of quoting and comparing the performance of a Trust to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Under the rules of the SEC ("SEC Rules"), funds advertising performance must include total return quotes calculated according to the following formula:

                             P(1+T)(superior)N = ERV

        Where:  P = a hypothetical initial payment of $1,000.

                T = average annual total return.

                n = number of years (1, 5 or 10).

              ERV = ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the effectiveness of a Trust's Registration Statement. In calculating the ending redeemable value, the maximum sales load, if any, is deducted from the initial $1,000 payment and all dividends and distributions by a Trust are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value, including any applicable contingent deferred sales charge. Any recurring account charges that might in the future be imposed by such Trust would be included at that time.

Each Trust may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Trust with other measures of investment return. For example, in comparing a Trust's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index of the Dow Jones Industrial Average, a Trust calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Trust shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trusts do not, for these purposes, deduct any amount representing contingent deferred sales charges. As appropriate, a Trust will, however, disclose the maximum contingent deferred sales charge and will also disclose that the performance data does not reflect contingent deferred sales charges and that inclusion of contingent deferred sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


The average annual compounded rate of return for the fiscal year ended October 31, 1995 and for the period May 19, 1992 to October 31, 1995 for Trust I-A was -11.30% and -2.54%, respectively. The average annual compounded rate of return for the fiscal year ended October 31, 1995 and for the period November 27, 1991 to October 31, 1995 for Trust II was -10.50% and -1.56%, respectively.


In addition to the total return quotations discussed above, a Trust may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b
                         YIELD = 2[(---+1)(superior)6 -1]
                                    cd



        Where:

        a =  dividends and interest earned during the period.

        b =  expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d =  the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Trust based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Trust's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in such Trust's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses, as applicable, are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, each Trust will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

A Trust may also from time to time advertise its yield based on a 30-day period ending on a date other than the most recent balance sheet included in its Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The yields as of October 31, 1995, based on a 30-day base period for Trusts I-A and II were 4.63% and 4.90% respectively.


                               GENERAL INFORMATION

Underwriting Agreement

The underwriting agreement (the "Underwriting Agreement") between ASIS and Astra Fund Distributors Corp. (the "Distributor") with respect to the distribution of shares of the Trusts is in effect until August 30, 1996, and thereafter continues from year to year if approved at least annually (i) by the Trustees of ASIS or by the vote of a majority of the outstanding voting securities of each Trust and (ii) by a majority of the Trustees of ASIS who are not parties to the Underwriting Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement may be terminated without penalty by either party on sixty days' written notice and shall be automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is a wholly-owned subsidiary of Atlas Holdings Group, Inc.

The sales charge retained by the Distributor and the commissions allowed to selling dealers are not expenses of the Trusts and have no effect on the net asset value of any of the Trusts.



During the fiscal years ended October 31, 1993, 1994 and 1995, the Distributor received commissions, after allowance to dealers on the sale of Trust II's shares of $5,084, $0 and $0, in the aggregate. Approximately 16% of the aggregate concessions of $134,131, 100% of the aggregate concessions of $219 and 100% of the aggregate concessions of $0 was also retained by the Distributor as a retail dealer in Trust II's shares during Trust II's fiscal years ended October 31, 1993, 1994 and 1995, respectively.


Distribution Expenses

The distribution plans (the "Plans") for Trusts I-A and II are described in the Prospectus and are designed to meet the requirements of Rule 12b-1 under the 1940 Act. The purpose of the Plans is to permit Trusts I-A and II to finance distribution activities and bear expenses associated with the distribution of their shares. The Plans provide for daily compensation to the principal underwriter for its distribution services and facilities.

Trust I-A

The Plan provides for two categories of payments. First, the Plan provides daily compensation to the principal underwriter for its distribution services and facilities. Pursuant to the Plan but subject to the .75% limitation described below Trust I-A will pay the principal underwriter (i) sales commissions equal to 4.5% of the amount received by Trust I-A for each share sold ("Underwriter's Sales Commissions") and (ii) interest fees in essence calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of the principal underwriter.

The principal underwriter currently expects to pay sales commission to a dealer at the time of the sale of up to 3% of the purchase price of the shares sold by such dealer. The principal underwriter will use its own funds or funds facilitated by the principal underwriter (which may be borrowed or otherwise financed) to pay such amounts. Because the payment of the Underwriter's Sales Commissions and interest fees to the principal underwriter in the form of daily compensation is subject to the .75% limitation described below and will therefore be spread over a period of a number of years, it will take the principal underwriter a number of years to recoup the sales commissions paid to dealers and its other sales expenses from the daily compensation payments received by it from Trust I-A pursuant to the Plan. In addition to the daily compensation to the principal underwriter at an annual rate of 0.75% of Trust I-A's daily net assets, the Plan also provides for the payment to the principal underwriter of a trail or maintenance fee, accrued daily and paid monthly, in an amount equal to an annual rate not to exceed 0.25% of Trust I-A's daily net assets, which may be paid to dealers at an annual rate not to exceed 0.25% of Trust I-A's daily net assets owned by clients of the dealer.

Payment of the Underwriter's Sales Commission and interest fees will be spread over a period of time, and the Plan requires that the aggregate amount of all such payments, including payments of trail or maintenance fees, during any fiscal year shall not exceed 1% of Trust I-A's average daily net assets for such year. Accordingly, Trust I-A will pay the principal underwriter daily compensation payable monthly at the rate of .75% per annum of Trust I-A's daily net assets. Such daily compensation will automatically be discontinued during any period in which there are no outstanding Uncovered Distribution Charges of the principal underwriter. The amount of Uncovered Distribution Charges will be calculated daily. For the purposes of this calculation, Distribution Charges will include the aggregate amount of the Underwriter's Sales Commissions and interest fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments of daily compensation previously paid and payable under the Plan by Trust I-A to the principal underwriter and contingent deferred sales charges previously paid and payable to the principal underwriter will be subtracted from such Distribution Charges. If the result of such subtraction is positive, an interest fee (computed at 1% over the prime rate than reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of Trust I-A. It is anticipated that the Astra organization will profit by reason of the operation of the Plan through an increase in Trust I-A's assets (thereby increasing the advisory fee payable to AMC) resulting from sale of Trust I-A shares and through daily compensation and contingent deferred sales charges paid to the principal underwriter. The Astra organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amount of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses previously incurred by such organization in distributing shares of Trust I-A. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expenses, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Astra organization in a manner deemed equitable to Trust I-A.

The amount of daily compensation payable to the principal underwriter with respect to each day will be accrued on such day as a liability of Trust I-A and will accordingly reduce the Trust I-A's net assets upon such accrual. However, in accordance with generally accepted accounting principles, Trust I-A does not accrue future daily compensation as a liability of Trust I-A or reduce Trust I-A's current net assets in respect of daily compensation which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied. The amount of daily compensation payable on each day is limited to 1/365 of .75% of Trust I-A's net assets on such day. The level of Trust I-A's net assets changes each day and depends upon the amount of sales and redemptions of Trust I-A shares, the changes in the value of Trust I-A's portfolio investments, the expenses of Trust I-A accrued on such day, income on portfolio investments accrued on such day, and dividends and distributions declared by Trust I-A.

The amount of Uncovered Distribution Charges of the principal underwriter is computed daily to determine whether daily compensation is accrued on such day. The Plan provides that any contingent deferred sales charges received when no Uncovered Distribution Charges exist will be retained by the principal underwriter and any investment advisory fee otherwise payable to AMC shall be reduced in an amount equal to the contingent deferred sales charges received. If the contingent deferred sales charges available to reduce the investment advisory fee exceeds the amount of the investment advisory fee, then the contingent deferred sales charges shall be used to reduce any daily compensation which may otherwise be payable to the principal underwriter in the future. The amount of Uncovered Distribution Charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Trust I-A shares, the level and timing of redemptions of Trust I-A shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Trust I-A shares upon which no contingent deferred sales charge will be imposed, changes in the level of the net assets of Trust I-A, and changes in the interest rate used in the calculation of the interest fee under the Plan.

Periods with a high level of sales of Trust I-A shares accompanied by a low level of redemptions of Trust I-A shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the principal underwriter. Conversely, periods with a low level of sales of Trust I-A shares accompanied by a high level of early redemptions of Trust I-A shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the principal underwriter.

Because of the .75% limitation on the amount of daily compensation paid to the principal underwriter during any fiscal year, a high level of sales of Trust I-A shares during the first few years of Trust I-A's operations will cause a large portion of the Underwriter's Sales Commissions attributable to a sale of Trust I-A shares to be accrued and paid by Trust I-A to the principal underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of Underwriter's Sales Commissions payments under the Plan over an extended period will result in the incurrence and payment of increased interest fees under the Plan.

Pursuant to Rule 12b-1, the Plan has been approved by Trust I-A's initial shareholder and by the Trustees of ASIS, including a majority of the Trustees who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the plan. Under the Plan the President or a Vice President of ASIS shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of Trust I-A, and all material amendments of the Plan must also be approved by the Trustees in the manner described above.

The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of a majority of the Trustees and a majority of the Trustees of ASIS who are not interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees"). The Plan and Underwriting Agreement provide that Trust I-A, on termination of the Plan, will continue to make daily compensation payments to the principal underwriter (but only with respect to sales of Trust I-A shares which occurred prior to the termination of the Plan) until the earlier of (a) four years after the date of such termination or (b) such time as there exist no outstanding uncovered distribution charges of the principal underwriter under the Plan. Any continuance of such daily compensation payments after termination of the Plan is subject to the continuance in effect by the Rule 12b-1 Trustees of the Underwriting Agreement, and such payments would cease upon termination of the Underwriting Agreement (unless such payments were made in accordance with another underwriting agreement entered into by the parties). Whether or not the Plan or the Underwriting Agreement are still in effect, the principal underwriter shall be entitled to receive all contingent deferred sales charges paid or payable with respect to shares purchased prior to the termination of the Plan. The Plan and Underwriting Agreement may be terminated by vote of a majority of the Rule 12b-1 Trustees, but in deciding whether to purchase shares of Trust I-A investors should consider that daily compensation payments could continue until such time as there are no outstanding uncovered distribution charges of the principal underwriter under the Plan.

The Plan is expected by the Trustees to be a significant factor in the growth of Trust I-A's assets, resulting in increased investment flexibility and advantages which will benefit Trust I-A and its shareholders. Daily compensation payments made to the principal underwriter under the Plan will compensate the principal underwriter for its present and future services and expenses in distributing shares of Trust I-A. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit Trust I-A and its shareholders. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of Trust I-A shall be committed to the discretion of the Trustees who are not such interested persons.

For the fiscal year ended October 31, 1995, the Distributor received $754,652 in daily compensation payments under the Plan. In addition, the Distributor received $251,551 in maintenance fees under the Plan and $2,725,445 from contingent deferred sales charges paid by Trust I-A's shareholders. During the same time period, the Distributor paid $205,231 to dealers in commissions on the sale of Trust I-A shares. As of October 31, 1995, Trust I-A had total net assets of $65,880,624 and Uncovered Distribution Charges aggregated $9,485,628. Notwithstanding the existence of such Uncovered Distribution Charges, the amount of daily compensation payable on each day is limited to 1/365 of .75% of the Trust's net assets on such day.

     The following chart describes all commissions and other compensation received by the principal underwriter with respect to Trust I-A for the fiscal year ended October 31, 1995.





       (1)                            (2)                             (3)                      (4)               (5)
Name of Principal              Net Underwriting                 Compensation on             Brokerage           Other
   Underwriter                  Discounts and                   Redemptions and            Commissions      Compensation
   -----------                   Commissions                     Repurchases               -----------      -------------
                                 -----------                     -----------
Astra Fund                         $754,652                       $2,725,445                $205,231             $251,551
Distributors Corp


Trust II

Trust II's Plan provides that it will pay up to a maximum of 0.25% per annum of its average daily net assets for expenses incurred in the distribution of its shares. The Plan may carry over expenses from year to year, provided however, that in accordance with a policy adopted by ASIS' Board of Trustees, such expenses may not be carried over for more than three years from the date when they were incurred and that the Distributor has not yet been reimbursed for such expenses. The Distributor may include as an expense a portion of its overhead, including out-of-pocket costs. In the event the Plan is terminated in accordance with its terms, the obligations of Trust II to make payments to the Distributor pursuant to the Plan will cease and Trust II will not be required to make any payments for expenses incurred after the date the Plan terminates.

Pursuant to this Plan, the Distributor will be entitled to reimbursement each month (up to the maximum of 0.25% per annum of average net assets of Trust II) for its expenses incurred in the distribution and promotion of Trust II's shares, including but not limited to the printing of Prospectuses, Statements of Additional Information and reports use for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The maximum amount which may be paid to such dealers or firms by the Distributor (which will be determined according to the services provided in assisting investors with their accounts and/or shares sold) is 0.25% (on an annual basis) of Trust II's average net assets owned by clients of that dealer or firm. The maximum annual operating expenses of Trust II, including this distribution expense, are limited by the expense reimbursement provisions in the Agreement with AMC (see "Management of the Trusts and the Portfolio"). The expenses of distribution in excess of 0.25% per annum and not carried over as stated above will be borne by the Distributor without any reimbursement or payment by Trust II.

The Distributor is required to report in writing to the Board of Trustees of ASIS at least quarterly on the monies reimbursed to it under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in connecting with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plans should be continued.


For the fiscal year ended October 31, 1995, the Trust reimbursed the Distributor approximately $18,750 pursuant to the Plan, which amounts were attributable to the total amount spent by the Distributor (approximately $24,995) in the distribution of the Trust's shares, including expenses for salaries and commissions - $20,204; advertising - $92; printing, postage and handling - $996; brokers' servicing fees -

$11,980; and miscellaneous and other promotional activities - $3,663. Of the amount incurred by the Distributor during the last year, approximately $8,283 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Trust's shares.


The Board of Trustees of ASIS has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore felt that it will likely benefit Trust II to have monies available for the direct distribution activities of the Distributor in promoting the sale of Trust II's shares. The Board of Trustees, including the non-interested trustees, concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit Trust II and its shareholders.

The Plan has been approved by ASIS' Board of Trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act, and by Trust II's initial shareholder. The Plan must be renewed annually by ASIS' Board of Trustees, including a majority of the trustees who are non-interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees or by a vote of a majority of a Trust's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of a Trust's outstanding shares, and all material amendments to the Plan or any distribution or service agreement shall be approved by the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Portfolio Turnover


As noted in the Prospectus, the Portfolio's portfolio turnover rate was 83% and 108% for the fiscal years ended October 31, 1994 and 1995 respectively. The portfolio turnover increased on a percentage basis due to, among other things, a decrease in the actual assets of the Portfolio.


Miscellaneous

The Amended and Restated Declaration of Trust dated November 4, 1994 which was subsequently amended on April 10, 1995 (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of The Commonwealth of Massachusetts, authorizes the issuance of shares of beneficial interest in ASIS without par value. Each share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trustees of ASIS and in each Trust's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Shares of ASIS do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. As used in the Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of a Trust or ASIS (as appropriate) or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Trust or ASIS (as appropriate) are represented at the meeting in person or by proxy, whichever is less.

The Board of Trustees may classify or reclassify any unissued shares of ASIS into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The overall management of the business of ASIS is vested with the Trustees. The Trustees approve all significant agreements between ASIS and persons or companies furnishing services to ASIS. The day-to-day operations of the Trusts are delegated to officers of ASIS subject to the investment objective and policies of ASIS, the general supervision of Trustees and the applicable laws of The Commonwealth of Massachusetts.

Generally, there will not be annual meetings of shareholders. Shareholders may remove trustees from office by votes cast at a meeting of shareholders or by written consent.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of ASIS. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of ASIS and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustee or the Trustees. The Declaration of Trust provides for indemnification out of ASIS's property for all loss and expense of any shareholder of ASIS held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which ASIS would be unable to meet its obligations wherein the complaining party was held out to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by ASIS of the Trustees and officers of ASIS except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of ASIS. Such person may not be indemnified against any liability to ASIS or the Trust's shareholders to which he would otherwise be subjected by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

CUSTODIAN AND TRANSFER AGENT--The cash and securities owned by ASIS are held by PNC Bank, National Association, Lester, Pennsylvania, as custodian, which takes no part in the decisions relating to the purchase or sale of any of the Trusts' portfolio securities. DST Systems Inc. acts as ASIS' transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS--The Trusts' independent public accountant is Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102.

LEGAL COUNSEL--Certain legal matters for ASIS are passed upon by Jorden Burt Berenson & Johnson LLP, 1025 Thomas Jefferson Street, N.W., Suite 400 East, Washington, D.C. 20007.

OTHER INFORMATION--ASIS is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision of the management or policies of ASIS. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC, and copies of such information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.


As of January 31, 1996 there were no shareholders of the Trusts who beneficially owned more than 5% of the outstanding shares of the Trusts.

Certain class action lawsuits, the first of which was filed on December 19, 1994 (entitled Lisa Liottali, on behalf of herself and all others similarly situated v. Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Institutional Securities Trust, Pilgrim Management Corporation, Pilgrim Group, Inc. and Palomba Weingarten), are pending in the United States District Court for the Central District of California in which Pilgrim Group, Inc., Pilgrim Management Corporation, Pilgrim Distributors Corp., Pilgrim Institutional Securities Trust ("PIST"), Pilgrim Strategic Investment Series ("PSIS") (and certain series funds of PSIS) (predecessors to the Atlas Group, AMC AFDC, AIST and ASIS) and certain past and present Trustees and officers of AIST and ASIS are defendants. These actions, which were consolidated in March 31, 1995, in an action entitled In Re:
Pilgrim Securities Litigation, principally allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 and relate primarily to disclosure in certain of PSIS' funds concerning pricing and liquidity of portfolio securities. Management believes the Complaints are without merit and intends to vigorously defend these actions.


Investors in a Trust will be kept informed of its progress through periodic reports showing diversification of its portfolio, statistical data and any other significant data. Financial statements certified by independent public accounts will be submitted to shareholders at least annually. A copy of a current list of investments comprising the Portfolio's portfolio as of the close of business on the last day of each month, may be obtained by written request to the Trust, together with a stamped, self-addressed envelope.


Shareholder inquiries should be directed to the Shareholder Servicing Agent, DST Systems, Inc. (800-441- 7267).

The Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representations other than those contained in the Prospectus.

                              FINANCIAL STATEMENTS

The Financial Statements of the Trusts and the Portfolio for the period ended October 31, 1995 are incorporated herein by reference from Trusts' 1995 Annual Report to Shareholders. Copies of the Trusts' Annual Report may be obtained without charge by contacting the Trusts' Shareholder Servicing Agent at (800) 441-7267.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IA
     STATEMENT OF ASSETS AND LIABILITIES
     APRIL 30, 1995
------------

ASSETS:
 Investments in securities at value* (identified cost $81,677,615) (Notes 1, 2A and 3) .......  $ 66,040,754
 Dividends receivable from Portfolio .........................................................       282,506
 Receivable for capital stock sold ...........................................................            93
 Deferred organization expense (net of accumulated amortization of $69,976) (Note 2D) ........        17,341
 Prepaid expenses ............................................................................        53,875
                                                                                                ------------
    Total Assets .............................................................................    66,394,569
                                                                                                ------------
LIABILITIES:
 Payable for capital stock redeemed ..........................................................       326,881
 Accrued expenses ............................................................................       187,064
                                                                                                ------------
    Total Liabilities ........................................................................       513,945
                                                                                                ------------
NET ASSETS ...................................................................................  $ 65,880,624
                                                                                                ============
 Net asset value per share ($65,880,624 / 11,754,025 shares) (Note 6) ........................         $5.60
                                                                                                ============
At October 31, 1995 the components of net assets were as follows:
  Paid-in capital ............................................................................  $113,887,999
  Accumulated net realized loss on investments ...............................................   (32,370,514)
  Net unrealized depreciation of investments .................................................   (15,636,861)
                                                                                                ------------
    Net Assets ...............................................................................  $ 65,880,624
                                                                                                ============

----------

* Investments of Astra Adjustable U.S. Government Securities Trust I-A consist entirely of 841,247 shares of Astra Institutional Adjustable U.S. Government Securities Portfolio. Cost for Federal income tax purposes is $81,677,615. See Notes 1 and 2A.


     STATEMENT OF OPERATIONS
     YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
 INCOME:
  Dividends from Portfolio ...................................................................  $  5,895,907
                                                                                                ------------
 EXPENSES:
  Distribution expenses (Note 4A) ............................................................     1,006,203
  Shareholder servicing costs                                                                        218,764
  Administrative servicing costs (Note 5) ....................................................       100,620
  Professional fees ..........................................................................        94,685
  Reports to shareholders ....................................................................        36,306
  Miscellaneous expense ......................................................................        34,276
  Registration fees ..........................................................................        27,158
  Trustees' fees .............................................................................        26,856
  Insurance expense ..........................................................................        26,421
  Amortization of organization expense (Note 2D) .............................................        17,462
  Recordkeeping fees .........................................................................         5,837
                                                                                                ------------
    Total expenses ...........................................................................     1,594,588
                                                                                                ------------
     Net investment income ...................................................................     4,301,319
                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized loss on investments ...........................................................   (22,801,404)
  Net change in unrealized depreciation of investments .......................................     6,044,252
                                                                                                ------------
    Net loss on investments ..................................................................   (16,757,152)
                                                                                                ------------
    Net decrease in net assets resulting from operations .....................................  $(12,455,833)
                                                                                                ============


                    See Notes to Trusts' Financial Statements

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IA
     STATEMENT OF CHANGES IN NET ASSETS
     YEAR ENDED OCTOBER 31,
------------

                                                                                 1995              1994
                                                                            ------------       ------------
OPERATIONS:
Net investment income ....................................................  $  4,301,319       $ 10,853,118
Net realized loss on investments .........................................   (22,801,404)        (9,530,624)
Net change in unrealized depreciation of investments .....................     6,044,252        (18,413,828)
                                                                            ------------       ------------
Net decrease in net assets resulting from operations .....................   (12,455,833)       (17,091,334)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.252 and $0.308
 per share, respectively) ................................................    (4,521,595)       (13,081,589)
Distributions from paid-in capital ($0.033 and $0.022 per share,
 respectively) ...........................................................      (590,146)          (918,418)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from the net change in
 the number of outstanding shares (a) ....................................  (104,061,756)      (160,310,266)
                                                                            ------------       ------------
Total decrease in net assets .............................................  (121,629,330)      (191,401,607)
Net assets at the beginning of the period ................................   187,509,954        378,911,561
                                                                            ------------       ------------
NET ASSETS at the end of the period ......................................  $ 65,880,624       $187,509,954
                                                                            ============       ============

----------

(a) A summary of capital share transactions is as follows:



                                                       Year Ended                          Year Ended
                                                    October 31, 1995                    October 31, 1994
                                               -----------------------------      -----------------------------
                                                 Shares            Value             Shares           Value
                                               -----------     -------------      -----------     -------------
Shares sold .................................      519,411     $   3,050,567        2,198,521     $  15,433,435
Shares issued in reinvestment of
 distributions to shareholders ..............      446,584         2,597,827        1,150,890         7,931,401
Shares repurchased ..........................  (18,589,063)     (190,710,150)     (26,755,225)     (183,675,102)
                                               -----------     -------------      -----------     -------------
 Net decrease ...............................  (17,623,068)    $(104,061,756)     (23,405,814)    $(160,310,266)
                                               ===========     =============      ===========     =============

                    See Notes to Trusts' Financial Statements

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A
     FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------

                                                                                                                May 19, 1992
                                                                                                              (commencement of
                                                                Year Ended October 31,                         operations) to
                                                   --------------------------------------------------            October 31,
                                                    1995                 1994                  1993                 1992
                                                  -------               -------               -------              -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...........   $6.380               $ 7.180               $ 7.310              $ 7.340
                                                  -------               -------               -------              -------
Income (loss) from investment
 operations--
 Net investment income .........................    0.246(e)              0.256                 0.355                0.207
 Net realized and unrealized loss
  on investments ...............................   (0.741)(e)            (0.726)               (0.041)              (0.004)
                                                  -------               -------               -------              -------
   Total from investment
    operations .................................   (0.495)               (0.470)                0.314                0.203
                                                  -------               -------               -------              -------
 Less distributions--
 Distributions from net investment
  income .......................................    0.252                 0.308                 0.410                0.207
 Distributions from paid-in capital ............    0.033                 0.022                 0.034                0.026
                                                  -------               -------               -------              -------
   Total distributions .........................    0.285                 0.330                 0.444                0.233
                                                  -------               -------               -------              -------
Net asset value, end of period .................  $5.6000               $ 6.380               $ 7.180              $ 7.310
                                                  =======               =======               =======              =======
TOTAL RETURN (F) ...............................    (7.79)%               (6.77)%                4.53%                6.16%(a)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) ................................ $65,881              $187,510               $378,912             $220,256
Ratio to average net assets--
 Expenses ......................................    1.58%(b)              1.42%(b)               1.21%(b)             1.36%(a)(b)(c)
 Net investment income .........................    4.27%                 3.68%                  4.81%                5.59%(a)(d)
Portfolio turnover rate ........................       3%                    3%                     1%                   0%

----------

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61% and 0.64%(a), respectively, of expenses of the Portfolio, which reduced dividends paid to Trust I-A.

(c) Ratio of expenses to average net assets prior to expense waivers was 1.39%(a).

(d) Ratio of net investment income to average net assets prior to expense waivers was 5.56%(a).

(e)  Based upon average shares outstanding throughout the period.

(f)  Calculated without the deduction of sales charges.

                   See Notes to Trusts' Financial Statements.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II
     STATEMENT OF ASSETS AND LIABILITIES
     OCTOBER 31, 1995
------------

ASSETS:
 Investments in securities at value* (identified cost $6,005,693) (Notes 1, 2A and 3) .........  $ 5,143,932
 Dividends receivable from Portfolio ..........................................................       22,201
 Deferred organization expense (net of accumulated amortization of $72,165) (Note 2D) .........       20,270
 Prepaid expenses .............................................................................        4,406
                                                                                                 -----------
   Total Assets ...............................................................................    5,190,809
                                                                                                 -----------
LIABILITIES:
 Payable for capital stock redeemed ...........................................................       31,287
 Accrued expenses .............................................................................       25,949
                                                                                                 -----------
    Total Liabilities .........................................................................       57,236
                                                                                                 -----------
NET ASSET .....................................................................................  $ 5,133,573
                                                                                                 ===========
COMPUTATION OF OFFERING PRICE:
 Net asset value and redemption price per share ($5,133,573/904,298 shares) ...................  $      5.67
                                                                                                 ===========
 Offering price per share (100/97 of $5.67)(a) ................................................  $      5.85
                                                                                                 ===========
(a) On investments of $100,000 or more the offering price is reduced.
At October 1, 1995 the components of net assets were as follows:
 Paid-in capital ..............................................................................  $ 9,926,326
 Accumulated net realized loss on investments .................................................   (3,930,992)
 Net unrealized depreciation of investments ...................................................     (861,761)
                                                                                                 -----------
    Net Assets ................................................................................  $ 5,133,573
                                                                                                 ===========

----------

* Investments of Astra Adjustable U.S. Government Securities Trust II consist entirely of 42,880 shares of Astra Institutional Adjustable U.S. Government Securities Portfolio. Cost for Federal income tax purposes is $6,005,693. See Notes 1 and 2A.


     STATEMENT OF OPERATIONS
     YEAR ENDED OCTOBER 31, 1995
------------

INVESTMENT INCOME:
 INCOME:
  Dividends from Portfolio ....................................................................  $   438,243
                                                                                                 -----------
 EXPENSES:
  Registration fees ...........................................................................       23,354
  Shareholder servicing costs .................................................................       22,989
  Distribution expenses (Note 4B) .............................................................       18,750
  Amortization of organization expense (Note 2D) ..............................................       18,381
  Professional fees ...........................................................................       12,350
  Administrative servicing costs (Note 5) .....................................................        7,500
  Miscellaneous expense .......................................................................        6,900
  Trustees' fees ..............................................................................        2,230
  Reports to shareholders .....................................................................        2,222
  Insurance expense ...........................................................................        2,115
  Recordkeeping fees ..........................................................................          828
                                                                                                 -----------
    Total expenses ............................................................................      117,619
                                                                                                 -----------
     Net investment income ....................................................................      320,624
                                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments ............................................................   (1,281,838)
  Net change in unrealized depreciation of investments ........................................      139,950
                                                                                                 -----------
    Net loss on investments ...................................................................   (1,141,888)
                                                                                                 -----------
     Net decrease in net assets resulting from operations .....................................  $  (821,264)
                                                                                                 ===========

                   See Notes to Trusts' Financial Statements.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II
     STATEMENT OF CHANGES IN NET ASSETS
     YEAR ENDED OCTOBER 31,
------------

                                                                                  1995                 1994
                                                                              ------------        ------------
OPERATIONS:
 Net investment income .....................................................  $    320,624        $  1,565,749
 Net realized loss on investments ..........................................    (1,281,838)         (2,322,304)
 Net change in unrealized depreciation of investments ......................       139,950            (457,646)
                                                                              ------------        ------------
 Net decrease in net assets resulting from operations ......................      (821,264)         (1,214,201)

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income ($0.260 and $0.303
  per share, respectively) .................................................      (339,005)         (1,584,130)
 Distributions from paid-in capital ($0.042 and $0.030
  per share, respectively) .................................................       (55,052)           (157,003)

CAPITAL SHARE TRANSACTIONS:
 Net decrease in net assets derived from the net change in
  the number of outstanding shares (a) .....................................    (6,009,841)        (84,573,630)
                                                                              ------------        ------------
    Total decrease in net assets ...........................................    (7,225,162)        (87,528,964)
Net assets at the beginning of period ......................................    12,358,735          99,887,699
                                                                              ------------        ------------
NET ASSETS at the end of period ............................................  $  5,133,573        $ 12,358,735
                                                                              ============        ============

----------

(a) A summary of capital share transactions is as follows:


                                                         Year Ended                         Year Ended
                                                      October 31, 1995                   October 31, 1994
                                                 ---------------------------       ----------------------------
                                                   Shares           Value            Shares            Value
                                                 ----------     ------------       -----------    -------------
Shares sold ...................................      68,732     $    404,493           565,002    $   4,057,487
Shares issued in reinvestment of
 distributions to shareholders ................      45,988          270,443           176,909        1,247,716
Shares repurchased ............................  (1,119,210)      (6,684,777)      (12,624,628)     (89,878,833)
                                                 ----------     ------------       -----------    -------------
  Net decrease ................................  (1,004,490)    $ (6,009,841)      (11,882,717)   $ (84,573,630)
                                                 ==========     ============       ===========    =============

                    See Notes to Trusts' Financial Statements

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II
     FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------

                                                                                          November 27, 1991
                                                                                          (commencement of
                                                    Year Ended October 31,                 operations) to
                                            ---------------------------------------         October 31,
                                             1995            1994             1993              1992
                                            -------         -------         -------           -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...... $ 6.470         $ 7.240         $ 7.320          $  7.350
                                            -------         -------         -------           -------
Income (loss) from investment
 operations--
 Net investment income ....................   0.251(e)        0.293           0.410             0.505
 Net realized and unrealized loss
  on investments ..........................  (0.749)(e)      (0.730)         (0.044)           (0.033)
                                            -------         -------         -------           -------
   Total from investment
    operations ............................  (0.498)         (0.437)          0.366             0.472
                                            -------         -------         -------           -------
 Less distributions--
 Distributions from net investment
  income ..................................   0.260           0.303           0.415             0.502
 Distributions from realized gains
  on investments ..........................    --              --             0.003              --
                                            -------         -------         -------           -------
 Distributions from paid-in capital .......   0.042           0.030           0.028              --
                                            -------         -------         -------           -------
   Total distributions ....................   0.302           0.333           0.446             0.502
                                            -------         -------         -------           -------
Net asset value, end of period ............ $ 5.670         $ 6.470         $ 7.240           $ 7.320
                                            =======         =======         =======           =======

TOTAL RETURN (F) ..........................   (7.74)%         (6.25)%          5.12%             7.13%(a)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) ...........................  $5,134         $12,359         $99,888           $88,901
Ratio to average net assets--
 Expenses .................................   1.57%(b)        0.76%(b)         0.51%(b)          0.57%(a)(b)(c)
 Net investment income ....................   4.27%           4.27%            5.57%             7.09%(a)(d)
Portfolio turnover rate ...................      7%             12%              79%               97%

----------

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61% and 0.64%(a), respectively, of expenses of the Portfolio, which reduced dividends paid to Trust II.

(c) Ratio of expenses to average net assets prior to expense waivers was 0.59%(a).

(d) Ratio of net investment income to average net assets prior to expense waivers was 7.07%(a).

(e)  Based upon average shares outstanding throughout the period.

(f)  Calculated without the deduction of sales charges.

                   See Notes to Trusts' Financial Statements.

        ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUSTS
        NOTES TO FINANCIAL STATEMENTS
        OCTOBER 31, 1995
----------------------

NOTE 1--ORGANIZATION

Astra (formerly Pilgrim) Strategic Investment Series (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On September 15, 1994 the Company's shareholders approved a change in the Company's Declaration of Trust to permit the creation of additional classes of shares of each of the Trust's series. Currently, the Company has authorized an unlimited number of shares of beneficial interest without par value and at October 31, 1995 offered a single class of shares in ten series: Astra (formerly Pilgrim) Adjustable Rate Securities Trust I, I-A, II, III and IV (collectively, the "Astra Adjustable Rate Securities Trusts"), Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (collectively, the "Astra Adjustable U.S. Government Securities Trusts" or the "Trusts"), all of which are non-diversified series.

The value of the Trusts' investment in shares of Astra (formerly Pilgrim) Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio"), a non-diversified series of Astra (formerly Pilgrim) Institutional Securities Trust ("AIST"), reflects their proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included in this report and should be read in conjunction with the financial statements of the Trusts.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATION. The investment policy of the Trusts is to invest in shares of the Portfolio. Shares of the Portfolio held by the Trusts are valued at the net asset value then determined by the Portfolio. A valuation committee of the Board of Trustees of AIST is responsible for establishing security valuation policies, reviewing the valuation of portfolio securities, monitoring the level of illiquid securities and reviewing liquidity determinations for securities held by the Portfolio. AIST considers to be illiquid all securities which cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio values the security. Additionally, interest rate swap contracts, interest-only and principal-only mortgage backed securities, and special hazard certificates are treated as illiquid securities in accordance with Securities and Exchange Commission policy. Liquid securities are valued primarily using prices provided by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics, and secondarily based upon market quotations and/or other available information. Securities for which reliable market information or pricing service quotes are not readily available, including illiquid securities, are valued at fair value as determined in good faith by, or under procedures established by, the Board of Trustees of AIST, which procedures may include the delegation of certain responsibilities regarding valuation to Astra (formerly Pilgrim) Management Corporation (the "Manager"). The Manager reports, as necessary, to the Trustees of AIST regarding portfolio valuation determinations.

     Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis by the Portfolio when the Trustees of AIST have determined that amortized cost is fair value.

B. FEDERAL INCOME TAXES. The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

C. SECURITY TRANSACTIONS, INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions of the Portfolio and Trusts are accounted for on the trade date. Interest income on adjustable rate mortgage securities is recorded on the accrual basis at current interest rates. Dividends to shareholders of the Portfolio from net investment income are declared daily and paid or reinvested monthly. Dividends to Shareholders of the Trusts from net investment income are declared and paid or reinvested monthly. Prior to May 1, 1995 dividends to shareholders of the Trusts from net investment income were declared daily and paid or reinvested monthly. Discounts and premiums on Portfolio debt securities are amortized in accordance with the provisions of the Internal Revenue Code.

D. DEFERRED ORGANIZATION EXPENSES. All of the expenses incurred in connection with the organization of the Trusts are being borne ratably by the Trusts and are being amortized on a straight-line basis over periods of five years from the date of commencement of operations.

NOTE 3--INVESTMENTS

At October 31, 1995 the Portfolio held subordinated residential and derivative mortgage securities which the Valuation Committee of the Board of Trustees of AIST has determined to be illiquid. These securities are valued at $7,007,359 (representing 4.1% of the Portfolio's net assets). The fair value of these securities is determined under procedures approved by the Board of Trustees of AIST in the absence of readily ascertainable market values.

For the year ended October 31, 1995 the cost of purchases and the proceeds from sales of investments in the Portfolio were as follows:

                              Purchases                  Sales
                              ----------             -----------
      Trust I ..........      $5,279,232             $195,464,209
      Trust I-A ........       3,186,340              111,185,139
      Trust II .........         559,914                6,762,708
      Trust III ........         287,175                2,930,885
      Trust IV .........         325,159                9,058,196

At October 31, 1995 the Trusts had capital loss carryforwards for federal income tax purposes as follows:

                              Capital loss            Expires
                              Carryforward          October 31,
                              ------------          -----------
         Trust I                $  534,000              1999
                                    14,000              2000
                                 7,926,000              2002
                                48,702,000              2003
                               -----------
                               $57,176,000
                               ===========


         Trust I-A             $ 4,253,000              2002
                                28,118,000              2003
                               -----------
                               $32,371,000
                               ===========

         Trust II              $ 2,284,000              2002
                                 1,647,000              2003
                               -----------
                               $ 3,931,000
                               ===========

         Trust III             $ 1,135,000              2002
                                   864,000              2003
                               -----------
                               $ 1,999,000
                               ===========

         Trust IV              $ 1,896,000              2002
                                 2,043,000              2003
                               -----------
                               $ 3,939,000
                               ===========

NOTE 4--DISTRIBUTION PLANS

A. TRUST I AND TRUST I-A DISTRIBUTION PLANS. Trust I and Trust I-A have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plans"), whereby they will provide daily compensation to Astra Fund (formerly Pilgrim) Distributors Corp., the Trusts' principal underwriter (the "Principal Underwriter") in the form of sales commissions equal to 4% of the amount received by Trust I for each share sold and 5% (4.50% prior to August 5, 1994) of the amount received by Trust I-A for each share sold (excluding reinvestment of dividends and distributions) plus an interest fee calculated by applying the rate of 1% over prime rate to the outstanding balance of Uncovered Distribution Charges. Daily compensation payments will be made monthly and are limited to an annual rate of 0.75% of each Trust's daily net assets. During the year ended October 31,

     1995 the Principal Underwriter earned daily compensation of $1,205,284 from Trust I and $754,652 from Trust I-A. At October 31, 1995 Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the Principal Underwriter) were $11,143,216 for Trust I and $9,485,628 for Trust I-A.

     On August 5, 1994 the shareholders of Trust I and Trust I-A approved changes to their respective distribution plans to provide a method by which a proportionate amount of Uncovered Distribution Charges will be transferred from the Trusts upon exchanges to other mutual funds for which Astra Fund Distributions Corp. serves as Principal Underwriter and which have substantially the same contingent deferred sales charge structure and distribution plan.

     Pursuant to the requirements of the Securities and Exchange Commission the daily compensation (sales commission) payments to the Principal Underwriter pursuant to the Distribution Plan must be reflected as operating expenses of Trust I and Trust I-A. For periods through December 31, 1994 these payments were treated as capital transactions and were not deducted for Federal income tax purposes.

     The Distribution Plans also provide for monthly payments to the Principal Underwriter of a trail or maintenance fee in an amount equal to an annual rate of 0.25% of the daily net assets of Trust I and Trust I-A. During the year ended October 31, 1995 the Principal Underwriter earned maintenance fees of $401,762 from Trust I and $251,551 from Trust 1-A.

B. TRUST II AND TRUST IV DISTRIBUTION PLANS. Trust II and Trust IV have adopted distribution plans pursuant to rule 12b-1 under the 1940 Act (the "Distribution Plans"), whereby Trust II may pay up to a maximum annual rate of 0.25% of its average daily net assets and Trust IV may pay up to a maximum annual rate of 0.60% of its average daily net assets to the Principal Underwriter as reimbursement for expenses incurred in the distribution of the shares of Trust II and Trust IV. Pursuant to the Distribution Plans, the Principal Underwriter is entitled to reimbursement each month (up to a maximum of 0.25% of Trust II's daily net assets and 0.60% of Trust IV's daily net assets) for its actual expenses incurred in the distribution and promotion of Trust II's and Trust IV's shares, including the printing of prospectuses used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to security dealers and others who have executed a distribution or service agreement with the Principal Underwriter. The Distribution Plans provide that the Principal Underwriter may include as distribution expenses a portion of its overhead expenses directly attributable to the Distribution of Trust II's and Trust IV's shares, including personnel and out-of-pocket costs. The Distribution Plans permit the Principal Underwriter to carryforward for a maximum of three years (without carrying charges) distribution expenses covered by the Distribution Plans for which it has not yet received reimbursement. At October 31, 1995, the Principal Underwriter had incurred $1,199,108 of distribution expenses in excess of amounts currently reimbursable by Trust II and $669,256 of distribution expenses in excess of amounts currently reimbursable by Trust IV. During the year ended October 31, 1995, the Principal Underwriter received distribution expense reimbursements of $18,750 from Trust II and $32,575 from Trust IV. Distribution expenses incurred by the Principal Underwriter included $8,283 and $7,673 for the salaries and related costs of certain of its employees involved in the sales of Trust II's and Trust IV's shares, respectively.

NOTE 5--INVESTMENT MANAGEMENT FEE AND
        OTHER TRANSACTIONS WITH AFFILIATES

The Trusts invest substantially all of their assets in the Portfolio, which has the same investment objective as each of the Trusts. The Trustees of AIST establish the Portfolio's investment policies and supervise and review the operations and management of the Portfolio. For furnishing the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio's assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite office space and personnel, and in general supervising and managing the Portfolio's investments subject to the ultimate supervision and direction of AIST's Trustees, the Manager is paid monthly a fee equal to 0.55% per annum of the first $500 million of average daily net assets of the Portfolio. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion and to 0.45% on net assets over $1 billion. The management fees paid by the Portfolio to the Manager are expenses of the Portfolio and reduce the net investment income available for distribution by the Portfolio to the Trusts. The Manager has agreed to reimburse the Portfolio and Trusts to the extent required so that the aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trusts' shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reimburse the Portfolio and Trusts to the extent required so that the Portfolio's and Trust's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million of average net assets and 1.50% of the remaining average net assets. The amount of any such required reimbursement, however, is limited to the management fees paid by the Portfolio to the Manager. Expenses for purposes of these expenses limitations include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation paid or incurred by the Trusts or the Portfolio. During the year ended October 31, 1995, the Manager subsidized the expenses of Trust IV resulting in an expense waiver of $1,738.

The Trusts have retained Atlas Holdings (formerly Pilgrim) Group Inc. (the "Administrator") to provide administration for the Trusts pursuant to an administration agreement. These administrative services include supervising the preparation and filing of all documents required for compliance by the Trusts with applicable laws and regulations, supervising the maintenance of books and records and other general and administrative responsibilities. For providing these services the Administrator receives a fee equal to 0.10% of each Trust's average daily net assets.

During the year ended October 31, 1995 the Principal Underwriter received commissions of $-0- from the sale of shares of Trust II and $99 from the sale of shares of Trust III. The Principal Underwriter is an affiliate of the Administrator and the Manager.

Certain officers and trustees of the Company are also officers and/or directors/trustees of AIST, the Administrator, the Manager, and the Principal Underwriter.

NOTE 6--EARLY WITHDRAWAL CHARGES

Shares of Trust I, Trust I-A and Trust IV which are redeemed may be subject to a contingent deferred sales charge. The contingent deferred sales charge is not imposed on shares acquired through the reinvestment of dividends and distributions or on the appreciation of the value of shares acquired over their purchase price. Redemption proceeds are applied first against shares not subject to the contingent deferred sales charge for purposes of calculating such charge. The contingent deferred sales charges are paid by the redeeming shareholder to the Principal Underwriter at the time of redemption. The contingent deferred sales charges for Trust I and Trust I-A are imposed at the rate of 4% for redemptions in the first year after purchase, declining to 3%, 2%, and 1% in the second, third and fourth years, respectively. The contingent deferred sales charges for Trust IV are imposed at the rate of 0.25% of redemptions within 3 months of the date of purchase. During the year ended October 31, 1995 the Principal Underwriter received contingent deferred sales charges of $2,053,485 from redemptions of Trust I shares, $2,725,445 from redemptions of Trust I-A shares, and $209 from redemptions of Trust IV shares.

NOTE 7--LEGAL MATTERS

Between December 1994 and July 1995, various complaints have been filed by certain shareholders of the Astra Adjustable U.S. Government Securities Trusts and the Astra Adjustable Rate Securities Trusts (collectively, the "Astra Trusts") in the United States District Court for the Central District of California and in the Superior Court for the State of California against the Company and certain of its officers and trustees, AIST and certain of its officers and trustees, Astra Management Corporation, Astra Fund Distributors Corporation, and, Atlas Holdings Group Inc. and its principal stockholder and certain of its employees. These complaints have been consolidated in the United States District Court for the Central District of California in the matter referred to as "In re Pilgrim Securities Litigation."

The complaints allege violations of the Securities Act of 1993 and the Investment Company Act of 1940 relating principally to disclosure concerning pricing and liquidity of portfolio securities held by the Portfolios of AIST. The complaints seek relief measured by the consideration each shareholder paid for shares of the Astra Trusts with interest thereon, less the amount of income received thereon, or in the event the shareholder no longer owns such shares, for damages, plus interest. Management of the Company believes the complaints are without merit and intents, and has been advised that each of the other defendants intends, to vigorously defend these actions. The ultimate outcome of these matters, however, cannot presently be determined and accordingly the Astra Trusts have made no provision for any losses which may result from settlement of these complaints.

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
------------------

To the Shareholders of Astra Adjustable U.S. Government Securities
Trust I, I-A, II, III and IV, and the Trustees of Astra Strategic Investment Series
San Diego, California

We have audited the statements of assets and liabilities of Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (each a series of shares of beneficial interest of Astra (formerly Pilgrim) Strategic Investment Series), as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets for the each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Astra Adjustable U.S. Government Securities Trust I, I-A, II, III and IV as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

As discussed in Note 7 to the accompanying financial statements Astra Adjustable U.S. Government Securities Trusts I, I-A, II, III, and IV have been named as defendants in various complaints alleging violations of the Securities Act of 1933 and the Investment Company Act of 1940 and seeking substantial relief. The outcome of these matters cannot presently be determined and accordingly no provision for any losses which may result from settlement of these matters has been made in the accompanying financial statements.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
December 7, 1995

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 28, 1996



              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV

                                  750 B Street
                                   Suite 2350
                           San Diego, California 92101
                                 (800) 219-1080

Astra Adjustable U.S. Government Securities Trust IV (the "Trust") is a non-diversified series of Astra Strategic Investment Series ("ASIS"), an open-end management investment company. The investment objective of the Trust is to seek high current income consistent with low volatility of principal. The Trust seeks to achieve its objective by investing all of its investable assets in the Astra Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio"), a non-diversified open-end series of Astra Institutional Securities Trust ("AIST"), which has the same investment objective as that of the Trust.

The Portfolio seeks to achieve its investment objective by investing at least 65% of its assets in adjustable rate mortgage securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Mortgage Securities"). The Portfolio invests the remainder of its assets generally in adjustable rate mortgage securities which are issued or sponsored by commercial banks, savings and loan associations, mortgage bankers or other financial institutions, that have no government guarantee, and that are senior or subordinated to other mortgage securities arising out of the same pool of mortgages ("Multi-Class Residential Mortgage Securities").


The prospectus for the Trust, dated February 28, 1996 (the "Prospectus"), which provides the basic information you should know before investing in the Trust, may be obtained without charge from ASIS at the address listed above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Trust and ASIS, and should be read in conjunction with the Prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY............................................    3

INVESTMENT OBJECTIVE AND POLICIES..........................................    3

INVESTMENT RESTRICTIONS....................................................    6

TRUSTEES AND OFFICERS......................................................    8


MANAGEMENT OF THE TRUST AND THE PORTFOLIO..................................   10


EXECUTION OF PORTFOLIO TRANSACTIONS........................................   11

ADDITIONAL REDEMPTION INFORMATION..........................................   12

PRICE OF THE SHARES IS DETERMINED DAILY....................................   14

SHAREHOLDER SERVICES AND PRIVILEGES........................................   14


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.......................   15

INVESTMENT RETURN INFORMATION..............................................   19

GENERAL INFORMATION........................................................   21


FINANCIAL STATEMENTS.......................................................   24

                         GENERAL INFORMATION AND HISTORY

On August 18, 1989, the shareholders of PSIS approved a proposal to reorganize PSIS from a New York common law trust to Pilgrim Strategic Investment Series, a Massachusetts business trust, with one series, Pilgrim High Yield Trust. The Declaration of Trust, dated July 19, 1989, was filed with the Commonwealth of Massachusetts on July 21, 1989. Pursuant to an amendment of the Declaration of Trust, dated January 16, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series. The reorganization had no ramifications with respect to the investment objective and policies, investment restrictions, or general operations of PSIS. On November 12, 1990, the Trustees approved the creation of a second series, the Pilgrim Adjustable U.S. Government Securities Trust. On September 4, 1991, the Trustees of PSIS approved the creation of five additional series of PSIS: the Trust, Pilgrim Adjustable U.S. Government Securities Trust II, Pilgrim Adjustable U.S. Government Securities Trust III, Pilgrim Adjustable Rate Securities Trust I, Pilgrim Adjustable Rate Securities Trust II, and Pilgrim Adjustable Rate Securities Trust III. On November 22, 1991, the shareholders of PSIS approved a proposal to change the fundamental policies of the Pilgrim Adjustable U.S. Government Securities Trust and its name was changed to Pilgrim Adjustable U.S. Government Securities Trust I. On February 13, 1992, the Trustees of PSIS approved the creation of two additional series of PSIS: Pilgrim Adjustable U.S. Government Securities Trust IV and Pilgrim Adjustable Rate Securities Trust IV, whose names were subsequently changed to Pilgrim Adjustable U.S. Government Securities Trust I-A and Pilgrim Adjustable Rate Securities Trust I-A. On April 30, 1993, the Trustees of PSIS approved the creation of two additional series of PSIS: Pilgrim Adjustable U.S. Government Securities Trust IV and Pilgrim Adjustable Rate Securities Trust IV. On May 12, 1994, the Trustees of PSIS approved an amendment to PSIS' Declaration of Trust to permit PSIS to issue additional classes of shares under a multi-class distribution system.


On March 17, 1995, the Trustees approved an amendment to PSIS' Declaration of Trust changing the name of PSIS to Astra Strategic Investment Series ("ASIS"). Effective as of April 10, 1995, the Pilgrim Adjustable U.S Government Securities Trusts changed their name to Astra Adjustable U.S. Government Securities Trusts, series of ASIS.


                        INVESTMENT OBJECTIVE AND POLICIES

The following discussion pertaining to investments by the Portfolio supplements the discussion of the investment objective of the Portfolio set forth in the Prospectus under the heading "How The Trust Works."

Multi-Class Residential Mortgage Securities

The following discussion is intended to be a general discussion of certain features of Multi-Class Residential Mortgage Securities and is not intended as a discussion of all of the possible terms pursuant to which these types of securities could be issued. Multi-Class Residential Mortgage Securities are a type of multi-class pass-through security. Such a security represents a beneficial interest in a pool of mortgage loans or a pool of mortgage pass-through securities, often collectively referred to as "mortgage assets." The mortgage assets are typically held by a trust, the beneficial interests in which are evidenced by certificates issued pursuant to a pooling and servicing agreement. The pooling and servicing agreement is entered into by a trustee whose main responsibility is to act in the interests of the certificate holders by enforcing the provisions of the pooling and servicing agreement, and by a party who is responsible for pooling and conveying the mortgages assets to the trust, sometimes referred to as a depositor. In some cases, the depositor also acts as a master servicer for the underlying mortgage loans. Payments of principal and interest made on the mortgage assets provide the funds to permit the trust to make scheduled distributions to certificate holders. See "The Underlying Mortgage Loans," discussed below.

The Certificates. In general, a series of certificates is issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest, or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans which must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index, or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

Special Hazard Certificates. Special hazard certificates are typically offered in conjunction with other classes of mortgage pass-through certificates and constitute a subordinated class. To the extent that losses incurred on the underlying mortgage loans constitute special hazard losses, the rights of the special hazard certificate holders to receive distributions of principal and interest are subordinated to those of the certificate holders of the more senior classes of the series. A special hazard loss is a loss relating to a defaulting mortgage loan as to which all recoverable liquidation and insurance proceeds have been received. Depending on the particular terms of the certificates, special hazard losses are allocated first to the special hazard certificates holders and then to the regular certificate holders.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master servicer to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master servicer may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master servicer could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans, by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Yield and Prepayment Considerations. The rate of principal payments on the certificates, the aggregate amount of each interest payment and the yield to maturity on the certificates are related to the rate of principal payments on the underlying mortgage loans. Such principal payments may be in the form of scheduled principal payments, prepayments by mortgagors, liquidations due to default, casualty, condemnation and certain events usually set forth in the related pooling and servicing agreement. The rate of prepayment may be influenced by a variety of economic, geographic, social, and other factors. In general, however, if interest rates on comparable obligations were to fall below the mortgage rates on the underlying mortgage loans, which may be different from prevailing interest rates, the rate of prepayment would be expected to increase. Conversely, if prevailing rates on comparable obligations were to rise above the mortgage rates on the underlying mortgage loans, the mortgage loans would be expected to prepay at lower rates than if prevailing rates on comparable obligations were to remain at or below the mortgage rates on the underlying mortgage loans.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions, and mortgage banking companies.

Various servicers provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each servicer and the master servicer. A servicer's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master servicer who (a) establishes requirements for each servicer, (b) administers, supervises and enforces the performance by the servicers of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates. The master servicer may be an affiliate of the depositor and also may be the servicer with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Lending of Portfolio Securities

As noted in the Prospectus, the Portfolio may lend its portfolio securities in order to generate additional income. The Portfolio may pay reasonable administration and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Portfolio or the borrower at any time, including when termination is necessary to enable the Portfolio to be the record owner for each dividend paid by the issuer thereof. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Purchase of Mortgage Securities

The Portfolio intends to comply with the provisions of Section 12(d) of the Investment Company Act of 1940 in connection with purchasing mortgage securities.

                             INVESTMENT RESTRICTIONS

The following investment restrictions which have been adopted by the Trust are fundamental and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (All policies not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders.)

The Trust may not:

          1. Borrow money, except if after each borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indexes, options on futures contracts or indexes and forward commitment transactions shall not constitute borrowing.

          2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that each of the Trusts will invest more than 25% of the value of its total assets in securities of issuers in the asset-backed securities industry. However, in some future period or periods, due to adverse economic conditions or for defensive purposes, the Trust may temporarily have less than 25% of the total value of its assets invested in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities. In addition, this limitation does not prevent the Trust from investing all or substantially all of its assets in another registered investment company having the same investment objective as that of the Trust.

          3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (a) the writing of covered put and call options, (b) the purchase of securities on a forward commitment or delayed-delivery basis and (c) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Trust and the Portfolio may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

          5. Make short sales of securities, except short sales against-the-box, or maintain a short position.

          6. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Trust may be deemed to be underwriting, except that, the Trust may invest all or substantially all of its assets in another registered investment company with the same investment objective as that of the Trust.

          7. Purchase, hold or deal in real estate or oil and gas interests, although the Trust may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Trust as a result of the ownership of securities.

          8. Invest in commodities except that the Trust may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward commitment or delayed-delivery basis.

          9. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Trust may lend portfolio securities in an amount not to exceed 10% of the value of the Trust's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees.

         10. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 3, 4 and 8. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Obligations under interest rate collars, caps, and floors will be treated as senior securities unless and until such time as the Portfolio receives regulatory relief from staff of the Securities and Exchange Commission or until such time as the staff no longer deems such instruments to be senior securities. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current staff interpretation.

In addition, the Trust will abide by the following additional investment restrictions, although they are not fundamental investment policies.

The Trust will not:

          1. Invest in oil, gas and other mineral leases or real estate limited partnerships.

          2. Purchase securities of unseasoned issuers, including their predecessors or sponsors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

          3. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

          4. Invest any part of its total assets in real estate or interests therein, excluding readily marketable securities and securities for which there does not exist a readily available market, i.e., illiquid.

          5. Invest any part of its total assets in commodities or commodity futures contracts.

          6. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Trust in units or attached to securities may be deemed to be without value.

                              TRUSTEES AND OFFICERS

Responsibility for management of ASIS and AIST is vested in a Board of Trustees. The Trustees in turn appoint officers of ASIS and AIST to supervise actively the day-to-day operations of ASIS and AIST. The shareholders of ASIS and AIST may elect Trustees at any meeting of shareholders called by the Trustees for that purpose. Each Trustee serves during the continued lifetime of ASIS and AIST until he dies, resigns or is removed, or if sooner, until the next meeting of shareholders called for the purpose of electing Trustees.

The affiliations and principal occupations during the past five years of the Trustees and principal officers are:

PALOMBA WEINGARTEN, Chairman of the Board and Trustee+ (53)


         9595 Wilshire Boulevard, Beverly Hills, California 90212. Chairman of the Board, Director and Chief Executive Officer of Atlas Holding Group, Inc., the parent of Astra Fund Distributors Corp., and Astra Management Corp., ("AMC") the Trust's distributor and investment manager, respectively. The Chairman of the Board and Trustee of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust.

AL BURTON, Trustee (67)

         2300 Coldwater Canyon, Los Angeles, California 90210. President of Al Burton Productions from 1992 to present; Executive Producer First Run Syndication for Castle Rock Entertainment Inc. from 1992 to 1995; Executive Producer-Consultant for Universal Television from 1982 to 1992; Trustee of Astra Global Investment Series, Astra Institutional Securities Trust, Astra Institutional Trust and

         Pilgrim Prime Rate Trust. Director of Pilgrim America MagnaCap Fund, Inc., Pilgrim Regional BankShares, Inc. and Pilgrim America Government Securities Fund.


FELICE R. CUTLER, Trustee  (58)

         10601 Wilshire Boulevard, 19th Floor, Los Angeles, California 90024. Partner in the law firm of Cutler & Cutler, Los Angeles, California since 1991 and for more than five years prior to 1990 and in the law firm of Dilworth, Paxson, Kalish & Kauffman from 1990 to 1991. Trustee of Astra Institutional Trust, and Astra Institutional Securities Trust.

GARRY D. PEARSON, Trustee (47)

         150 North Myers Street, Los Angeles, California 90033. Senior Vice President of George Rice & Sons, a printing company located in Los Angeles, California, since July 1994. Formerly Vice President and Partner in Anderson Lithograph, a printing company located in Los Angeles, California, from 1983 to 1994. Trustee of Astra Global Investment Series, Astra Institutional Trust and Astra Institutional Securities Trust.

RICHARD R. TARTRE, President and Chief Executive Officer+ (58)

         750 B Street, Suite 2350, San Diego, California 92101. President and Chief Executive Officer of AMC and Astra Fund Distributors Corp. President and Chief Executive Officer of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust. From March 1982 to July 1995, Managing Director of the securities firm of Fundmark Investment Co. Services Inc. in San Diego, California. Member of the Board of Directors of Mission West Properties and Triton Group Ltd. since 1993 and Burnham Pacific Properties since 1986. Chairman of Bio-Safety Systems from 1982 to 1995.

JOHN R. ELERDING, Senior Vice President, Secretary, Treasurer and Chief Financial Officer+ (44)

         750 B Street, Suite 2350, San Diego, California 92101. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of AMC and Astra Fund Distributors Corp. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Global Investment Series, Astra Institutional Securities Trust and Astra Institutional Trust. From January 1994 to September 1994, Chief Financial Officer at the investment banking firm of Investment Securities Corp. in San Francisco, California. From 1991 to August 1993, investment manager and assistant to the Chief Operating Officer at Robertson Stephens & Company in San Francisco, California. From March 1979 to September 1989, Chief Financial Officer at the financial services holding company of Omni World Wide in San Mateo, California.

-------------------------

+  Interested person of ASIS as defined in the 1940 Act.





The officers and Trustees of ASIS and AIST, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Trust as of October 31, 1995. The Trustees of ASIS and AIST who are not affiliated with or interested persons of AMC may receive fees for attendance at Trustees' meetings (during the fiscal year ended October 31, 1995, $1,262 was paid in such fees), while officers of ASIS and AIST receive no compensation directly from AMC for performing the duties of their offices. However, those officers and

Trustees of ASIS and AIST who are affiliated with AMC may be considered to have received remuneration indirectly because AMC receives management fees from AIST.

                    MANAGEMENT OF THE TRUST AND THE PORTFOLIO

Management Agreement


Investment management services are provided to the Portfolio by Astra Management Corp. ("AMC") (formerly Pilgrim Management Corporation) pursuant to an Investment Management Agreement (the "Management Agreement") dated September 30, 1991. As compensation for its services with respect to the Portfolio, AMC is paid monthly a fee equal to 0.55% per annum of the average daily net assets of the Portfolio on the first $500 million of assets. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion; and to 0.45% on net assets over $1 billion. As of October 31, 1995, the total net assets of the Portfolio were approximately $172 million. For the fiscal years ended October 31, 1993, 1994 and 1995 AMC received compensation under its management agreement with the Portfolio in the amounts of $6,233,257, $4,739,543 and $1,550,152 respectively.


The Portfolio pays its own operating expenses which are not assumed by AMC, such as: expenses incurred in connection with the issuance, registration and transfer of its shares; fees and costs of its custodian, transfer and shareholder servicing agents; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Trust's shareholders; salaries of officers and fees and expenses of Trustees who are not members of or affiliated with AMC; insurance premiums on property or personnel of AIST which inure to the Trust's benefit; salaries of personnel of AIST who are involved in maintaining registration of its shares under state securities laws; the cost of preparing and printing reports and proxy statements of the Trust for distribution to its shareholders; preparing and sending prospectuses and statements of additional information to existing shareholders; trade association dues; legal and accounting fees; and fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws.


AMC will reduce its aggregate fees for any fiscal year, or reimburse the Trust or the Portfolio, to the extent required so that aggregate expenses do not exceed the expense limitation applicable under the securities laws or regulations of those states or jurisdictions in which the Trust's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require AMC to reduce its respective fees, or to reimburse the Trust or the Portfolio, to the extent required so that aggregate expenses, as described above, for any fiscal year do not exceed 2-1/2% of the first $30 million of the Trust's average net assets, 2% of the next $70 million of the Trust's average net assets, and 1-1/2% of the Trust's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest, and extraordinary expenses such as litigation, paid or incurred by the Trust or the Portfolio. The expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Trust or the Portfolio are registered for sale. AMC voluntarily agreed to limit the Trusts' and Portfolios' aggregate operating expenses during this period ending October 31, 1995, resulting in a waiver of expenses in the amount of $1,738.


The Management Agreement for the Portfolio is currently in effect until August 30, 1996, and will be continued in effect from year to year thereafter so long as such continuation is approved at least annually (i) by the Trustees of AIST, or the vote of a majority of the outstanding voting securities of AIST, and (ii) by a majority of the Trustees who are not interested persons of any party to the Management Agreement cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, by either AIST or AMC upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Administrative Agreement


Administrative services are provided to the Trust by Atlas Holdings Group, Inc. ("Atlas Group") pursuant to an administration agreement dated September 4, 1991 (the "Administration Agreement"). As compensation for its services thereunder, Atlas Group is paid a fee equivalent to 0.10% per annum of the Trust's average daily net assets. For the period from ending October 31, 1995, the Trust paid $5,429 to Atlas Group (formerly Pilgrim Group Inc.) pursuant to the Administration Agreement.


The Trust pays its own operating expenses which are not assumed by Atlas Group, such as: expenses incurred in connection with the costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; salaries of officers and fees and expenses of Trustees who are not members of or affiliated with Atlas Group; insurance premiums on property or personnel of ASIS which inure to the Trust's benefit; trade association dues; and legal and accounting fees.


Under a sub-administration agreement between Atlas Group and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Trust, subject to the supervision of the Board of Trustees of ASIS. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to ASIS' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, Atlas Group (not the Trust) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Trust subject to certain minimums, exclusive of out-of-pocket expenses.


The Atlas Group

AMC is a wholly-owned subsidiary of Atlas Group, a Delaware corporation of which Mrs. Weingarten is the sole stockholder and Chief Executive Officer. AMC also acts as the investment manager to Astra Institutional Adjustable U.S. Government Securities Portfolio, and Astra Institutional Adjustable Rate Securities Portfolio (series of Astra Institutional Securities Trust), Astra Short Term Multi-Market Income Fund I, and Astra Short Term Multi-Market Income Fund II (series of Astra Global Investment Series) and Astra All-Americas Government Income Trust (a series of Astra Institutional Trust), all of which are open-end investment companies. As of the date of this Statement, total assets under management of AMC were approximately $200 million.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Portfolio, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, AMC determines, subject to the instructions of and review by the Trustees of AIST, which securities are to be purchased and sold by the Portfolio and which brokers are to be eligible to execute portfolio transactions of the Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless, in the opinion of AMC, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, AMC will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operations facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers which supply research and statistical information to the Portfolio and/or AMC, and provide other services in addition to execution services. AMC considers such information, which is in addition to and not in lieu of the services required to be performed by AMC under its agreement with AIST, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided officers of AIST are satisfied that the Portfolio is receiving the most favorable price and execution available, the Portfolio may also consider the sale of its shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be AIST's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Portfolio, AIST may also give weight to the ability of a broker to furnish brokerage and research services to the Portfolio or AMC, even if the specific services were not imputed just to the Portfolio and were useful to AMC in advising other clients. In negotiating commissions with a broker, the Portfolio may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by AIST and AMC to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Portfolio or assist AMC in carrying out its responsibilities to the Portfolio. The standard of reasonableness is to be measured in light of AMC's overall responsibilities to AIST.


 For the fiscal years ended October 31, 1993, 1994 and 1995 total brokerage commissions paid by the Portfolio amounted to approximately $85,000, $109,000 and $79,000 respectively. The Portfolio does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with AMC, except for any sales of portfolio securities pursuant to a tender offer, in which event AMC will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer.


Although investment decisions for the Portfolio are made independently from those of the other Astra funds, it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if any of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as AIST is concerned.

                        ADDITIONAL REDEMPTION INFORMATION

Reinstatement Privilege

Shares of the Trust may be sold at net asset value, with credit for any contingent deferred sales charges paid on the redeemed Trust shares, to persons who have redeemed their shares of the Trust within the previous 30 days. The amount of any contingent deferred sales charge related to the prior redemption of Trust shares will be credited to the shareholder's account and also reinvested.

The reinstatement privilege may be used only once per calendar year. In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 30 days after the date of redemption. If the shareholder has realized a gain on the redemption, the transaction

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is taxable and any reinstatement will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinstatement pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinstated, although such disallowance is added to the tax basis of the shares acquired upon the reinstatement.

Redemptions

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent of the written request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the New York Stock Exchange ("Exchange") is restricted as determined by the SEC or such Exchange is closed for reasons other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust's shareholders. At various times, the Trust may be requested to redeem its shares for which it has not yet received good payment. Accordingly, the Trust may delay the mailing of a redemption check until such time as it determines that it has received good funds for the purchase of the shares being redeemed, which may take up to fifteen days or longer.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder whose account, as a result of voluntary redemption of shares and not of investment performance of the Trust or deduction of sales charges, has a value of less than $50,000. Before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in his account is less than the minimum amount. This policy will not be implemented where the Trust has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Contingent Deferred Sales Charge


A contingent deferred sales charge will be imposed on any redemption or repurchase of shares of the Trust which reduces the current value of the investor's shares of the Trust to an amount which is lower than the dollar amount of all payments by the investor for the purchase of the Trust's shares during the preceding three months. However, no such charge will be imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased more than three months prior to the redemption or repurchase, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Trust shares made during the preceding three months. Accordingly, investors may redeem, without incurring any contingent deferred sales charge, amounts equal to any net increase in the value of the shares redeemed above the amount of their purchase payments made with respect to such shares within the past three months, and amounts equal to the current value of shares purchased through reinvestment of dividends or distributions. The contingent deferred sales charge will be imposed on any redemptions within three months of purchase which are in excess of these amounts. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.


Waiver of Contingent Deferred Sales Charge

No contingent deferred sales charge will be payable in connection with the redemption of shares of the Trust purchased by officers, directors and bona fide full-time employees of the Trust, and its service agents, and with certain exceptions, officers, directors and full-time employees and sales representatives of AMC, the Distributor or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit plan for such persons), broker-dealers having sales agreements with the Distributor, all for their own accounts or for their spouse and children, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchases are for their own investment purposes only and the purchaser represents that the shares will not be resold except to the Trust.

The contingent deferred sales charge is waived for certain redemptions of shares of the Trust upon the death or permanent disability of a shareholder. The contingent deferred sales charge will be waived in the case of a redemption of shares of the Trust following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of the Trust owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares of the Trust held at the time of death or initial determination of permanent disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to waiver of the contingent deferred sales charge. The waiver will be granted subject to confirmation of the investor's entitlement.

                     PRICE OF THE SHARES IS DETERMINED DAILY

Since the Trust will invest in the Portfolio, if the securities owned by the Portfolio increase in value, the value of the Trust shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York Time) on the "business day," which is any day on which the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively.

Portfolio securities, listed or traded on a national securities exchange will be valued at the last sale price on such exchange on the valuation day. Securities traded on an exchange for which there has been no sale that day and securities traded in the over-the-counter market will be valued at the last reported bid price or the mean between the bid and the asked prices, as determined by the Board of Trustees of AIST. Short-term obligations maturing in less than sixty days will generally be valued at original cost plus accrued daily interest. Securities for which quotations are not readily available and all other assets will be valued at their fair value as determined in good faith by, or under procedures established by, the Board of Trustees of AIST.


All liabilities incurred or accrued (including written call options) are deducted from the total assets. The resulting net assets are divided by the number of shares of the Portfolio and the Trusts outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


Orders received by the Trust's Transfer Agent prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on such Exchange provided the order is received by the Trust's Transfer Agent prior to 3:00 p.m. (Pacific Time) on that day.

                       SHAREHOLDER SERVICES AND PRIVILEGES

The Trust's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional shares of the Trust at the net asset value in effect at the reinvestment date. The management of ASIS has made arrangements with its Transfer Agent to have all income dividends and capital gains distributions which are declared by the Trust automatically reinvested for the account of each shareholder unless a shareholder elects in writing to the Trust or the Transfer Agent to have such dividends or distribution paid to him in cash. In the absence of such election, each purchase of shares of the Trust is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Trust at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may at any time request that future dividends and/or capital gains distributions be paid to him in cash.

Every shareholder will receive a confirmation of each new transaction in his account, which will also show the total number of Trust shares owned by the shareholder and the number of shares being held in safekeeping by the Transfer Agent for the account of the shareholders and a cumulative record of his account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Trust will not be issued unless the shareholder requests them in writing.

              FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

The Trust intends to elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Trust is not subject to Federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. The Trust will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by the Trust made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Trust must: (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Trust's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts), derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the Trust's investment in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Trust may have to limit the sale of appreciated securities it has held for less than three months. However, the Short-Short Gain Test will not prevent the Trust from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Trust at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, for purposes of determining whether capital gain or loss recognized by the Trust on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Trust as part of a "straddle," or (iii) the asset is stock and the Trust grants certain call options with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i), above.

Certain debt securities purchased by the Trust (such as zero-coupon bonds) may be treated for Federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not the Trust actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Trust each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.


 The Trust may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Trust purchased the securities. This additional discount represents market discount for income tax purposes. For a debt security purchased after April 30, 1993, which had an original maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Trust elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. The Trust may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Trust makes the election to include market discount in income as it accrues).


At the close of each quarter of its taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of its total assets in securities of such issuer and the Trust does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Trust. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

U.S. Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital gain for any taxable year, to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may (i) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year and (ii) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Trust intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Trust may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Trust Distributions

The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.


Distributions of net capital gains, if any, which are designated by the Trust as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Trust's shares, and are not eligible for the dividends-received deduction. The Portfolio generally intends to distribute any net capital gains.

If the Trust should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Trust expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal Income taxation on long-term capital gains, (i) would be required to include in income for U.S. Federal Income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. Federal income tax liabilities for their proportionate shares of the tax paid by the Trust on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. Federal Income tax purposes, the adjusted basis of the Trust shares owned by a shareholder of the Trust would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.


Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxable on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by the Trust that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in the reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by the Trust into account in the year in which the distributions are made.

However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Trust) on December 31 of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.


Backup Withholding. The Trust may be required to withhold U.S. Federal Income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or where the Trust or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal Income tax liability.

Sale of Shares. In general, upon the sale or other disposition of shares of the Trust, a shareholder will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells Trust shares to the Trust, proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Trust shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Trust is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Trust and on capital gain dividends and amounts retained by the Trust that are designated as undistributed capital gains.

If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Trust will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. Federal income tax at a rate of 20% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Trust.

                          INVESTMENT RETURN INFORMATION

For purposes of quoting and comparing the performance of the Trust to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Under the rules of the SEC ("SEC Rules"), funds advertising performance must include total return quotes calculated according to the following formula:

                              P(1+T)n(superior)=ERV

   Where:        P =  a hypothetical initial payment of $1,000.

                 T =  average annual total return.

                 n = number of years (1, 5 or 10).

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the effectiveness of the Trust's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Trust are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value, including any applicable contingent deferred sales charge. Any recurring account charges that might in the future be imposed by the Trust would be included at that time.


The Trust's average annual compounded rate of return for the fiscal year ended October 31, 1995 and for the period May 7, 1993 to October 31, 1995 was -8.75% and -5.47%, respectively.


The Trust may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Trust with other measures of investment return. For example, in comparing the Trust's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock

Index of the Dow Jones Industrial Average, the Trust calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Trust shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct any amount representing contingent deferred sales charges. As appropriate, the Trust will, however, disclose the maximum contingent deferred sales charge and will also disclose that the performance data does not reflect contingent deferred sales charges and that inclusion of contingent deferred sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

In addition to the total return quotations discussed above, the Trust may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   A-B
                          YIELD=2[(---+1)6(superior)-1]
                                   CD

    Where:

           a =   dividends and interest earned during the period.

           b =   expenses accrued for the period (net of reimbursements).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Trust based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Trust's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Trust's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses, as applicable, are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Trust will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Trust may also from time to time advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in its Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Trust's yield as of October 31, 1995, based on a 30-day base period was 3.29%.


                               GENERAL INFORMATION

Underwriting Agreement

The underwriting agreement (the "Underwriting Agreement") between ASIS and Astra Fund Distributors Corp. ("the Distributor") with respect to the distribution of shares of the Trust is in effect until August 30, 1996, and thereafter continues from year to year if approved at least annually (i) by the Trustees of ASIS or by the vote of a majority of the outstanding voting securities of the Trust and
(ii) by a majority of the Trustees of ASIS who are not parties to the Underwriting Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by either party on sixty days' written notice and shall be automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is a wholly-owned subsidiary of Atlas Holding Group, Inc.

Distribution Expenses

The Trust's Plan provides that it will pay up to a maximum of 0.60% per annum of its average daily net assets for expenses incurred in the distribution of its shares. The Plan may carry over expenses from year to year, provided, however, that in accordance with a policy adopted by ASIS' Board of Trustees, such expenses may not be carried over for more than three years from the date when such expenses were incurred and that the Distributor has not yet been reimbursed for such expenses. The Distributor may include as an expense a portion of its overhead, including out-of-pocket costs. In the event the Plan is terminated in accordance with its terms, the obligations of the Trust to make payments to the Distributor pursuant to the Plan will cease and the Trust will not be required to make any payments for expenses incurred after the date the Plan terminates.

Pursuant to this Plan, the Distributor will be entitled to reimbursement each month (up to the maximum of 0.60% per annum of the average net assets of the Trust) for its expenses incurred in the distribution and promotion of the Trust's shares, including but not limited to the printing of Prospectuses, Statements of Additional Information and reports use for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The maximum amount which may be paid to such dealers or firms by the Distributor (which will be determined according to the services provided in assisting investors with their accounts and/or shares sold) is 0.60% (on an annual basis) of the Trust's average net assets owned by clients of that dealer or firm. The maximum annual operating expenses of the Trust, including this distribution expense, are limited by the expense reimbursement provisions in the Agreement with AMC (see "Management of the Trust and the Portfolio"). The expenses of distribution in excess of 0.60% per annum and not carried over as stated above will be borne by the Distributor without any reimbursement or payment by the Trust.

The Distributor is required to report in writing to the Board of Trustees of ASIS at least quarterly on the monies reimbursed to it under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in connecting with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.


For the period ending October 31, 1995, the Trust reimbursed the Distributor approximately $32,575 pursuant to the Plan, which amounts were attributable to the total amount spent by the Distributor (approximately $37,374) in the distribution of the Trust's shares, including expenses for: salaries and commissions - $31,432; advertising -$0; printing, postage and handling - $1,328; and miscellaneous and other promotional activities - $4,614. Of the amount incurred by the Distributor during this period, approximately $7,673 was for the cost of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Trust's shares.


The Board of Trustees of ASIS has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board, therefore, felt that it will likely benefit the Trust to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Trust's shares. The Board of Trustees, including the non-interested trustees, concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders.

The Plan has been approved by ASIS' Board of Trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act, and by the Trust's initial shareholder. The Plan must be renewed annually by ASIS' Board of Trustees, including a majority of the trustees who are non-interested persons of ASIS and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees or by a vote of a majority of the Trust's outstanding shares on sixty days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Trust's outstanding shares, and all material amendments to the Plan or any distribution or service agreement shall be approved by the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Portfolio Turnover


As noted in the Prospectus, the Portfolio's portfolio turnover rate was 83% and 108% for the fiscal years ended October 31, 1994 and 1995, respectively. The portfolio turnover increased on a percentage basis due to, among other things, a decrease in the actual assets of the Portfolio.


Miscellaneous

The Amended and Restated Declaration of Trust, dated November 4, 1994 which was subsequently amended on April 10, 1995 (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of The Commonwealth of Massachusetts, authorizes the issuance of shares of beneficial interest in ASIS without par value. Each share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trustees of ASIS and in the Trust's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion, or exchange rights. Shares of ASIS do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. As used in the Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Trust or ASIS (as appropriate) or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust or ASIS (as appropriate) are represented at the meeting in person or by proxy, whichever is less.

The Board of Trustees may classify or reclassify any unissued shares of ASIS into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The overall management of the business of ASIS is vested with the Trustees. The Trustees approve all significant agreements between ASIS and persons or companies furnishing services to ASIS. The day-to-day operations of the Trust are delegated to officers of ASIS subject to the investment objective and policies of ASIS, the general supervision of Trustees, and the applicable laws of The Commonwealth of Massachusetts.

Generally, there will not be annual meetings of shareholders. Shareholders may remove trustees from office by votes cast at a meeting of shareholders or by written consent.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of ASIS. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of ASIS and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustee or the Trustees. The Declaration of Trust provides for indemnification out of ASIS's property for all loss and expense of any shareholder of ASIS held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which ASIS would be unable to meet its obligations wherein the complaining party was held out to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by ASIS of the Trustees and officers of ASIS except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of ASIS. Such person may not be indemnified against any liability to ASIS or the Trust's shareholders to which he would otherwise be subjected by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

CUSTODIAN AND TRANSFER AGENT--The cash and securities owned by ASIS are held by PNC Bank, National Association, Lester, Pennsylvania, as custodian, which takes no part in the decisions relating to the purchase or sale of any of the Trust's portfolio securities. DST Systems Inc. acts as ASIS' transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS--The Trust's independent public accountant is Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102.

LEGAL COUNSEL--Certain legal matters for ASIS are passed upon by Jorden Burt Berenson & Johnson LLP, 1025 Thomas Jefferson Street, N.W., Suite 400 East, Washington, D.C. 20007.

OTHER INFORMATION--ASIS is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision of the management or policies of ASIS. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC, and copies of such information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.


As of January 31, 1996, there were no shareholders of the Trust who beneficially owned more than 5% of the outstanding shares of the Trust.

Certain class action lawsuits, the first of which was filed on December 19, 1994 (entitled Lisa Liottali, on behalf of herself and all others similarly situated v. Pilgrim Adjustable Rate Securities Trust I-A, Pilgrim Institutional Securities Trust, Pilgrim Management Corporation, Pilgrim Group, Inc. and Palomba Weingarten), are pending in the United States District Court for the Central District of California in which Pilgrim Group, Inc., Pilgrim Management Corporation, Pilgrim Distributors Corp., Pilgrim Institutional Securities Trust ("PIST"), Pilgrim Strategic Investment Series ("PSIS") (and certain series funds of PSIS) (predecessors to the Atlas Group, AMC AFDC, AIST and ASIS) and certain past and present Trustees and officers of AIST and ASIS are defendants. These actions, which were consolidated in March 31, 1995, in an action entitled In Re:
Pilgrim Securities Litigation, principally allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 and relate primarily to disclosure in certain of PSIS' funds concerning pricing and liquidity of portfolio securities. Management believes the Complaints are without merit and intends to vigorously defend these actions.

Investors in the Trust will be kept informed of its progress through periodic reports showing diversification of its portfolio, statistical data and any other significant data. Financial statements certified by independent public accounts will be submitted to shareholders at least annually. A copy of a current list of investments comprising the Portfolio's portfolio as of the close of business on the last day of each month, may be obtained by written request to the Trust, together with a stamped, self-addressed envelope.

Shareholder inquiries should be directed to the Shareholder Servicing Agent, DST Systems, Inc. (800-441-7267).


The Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representations other than those contained in the Prospectus.

                              FINANCIAL STATEMENTS

The Financial Statements of the Trust for the period ending October 31, 1995 and of the Portfolio for the fiscal year ended October 31, 1995 are incorporated herein by reference from the Trust's 1995 Annual Report to Shareholders. Copies of the Trust's Annual Report may be obtained without charge by contacting the Trust's Shareholder Servicing Agent at (800) 441-7267.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
     STATEMENT OF ASSETS AND LIABILITIES
     OCTOBER 31, 1995
------------

ASSETS:
 Investments in securities at value* (identified cost $3,562,675) (Notes 1, 2A and 3) ........   $ 2,944,374
 Dividends receivable from Portfolio .........................................................        13,042
 Deferred organization expense (net of accumulated amortization of $26,285) (Note 2D) ........        26,460
 Prepaid expenses ............................................................................         2,713
                                                                                                 -----------
   Total Assets ..............................................................................     2,986,589
                                                                                                 -----------
LIABILITIES:
 Payable for capital stock redeemed ..........................................................        85,410
 Accrued expenses ............................................................................        30,535
                                                                                                 -----------
   Total Liabilities .........................................................................       115,945
                                                                                                 -----------
NET ASSETS ...................................................................................   $ 2,870,644
                                                                                                 ===========
 Net asset value per share ($2,870,644/508,776 shares) (Note 6) ..............................   $      5.64
                                                                                                 ===========
At October 31, 1995 the components of net assets were as follows:
 Paid-in capital .............................................................................   $ 7,427,790
 Accumulated net realized loss on investments ................................................    (3,938,845)
 Net unrealized depreciation of investments ..................................................      (618,301)
                                                                                                 -----------
   Net Assets ................................................................................   $ 2,870,644
                                                                                                 ===========

----------

* Investments of Astra Adjustable U.S. Government Securities Trust IV consist entirely of 37,506 shares of Astra Institutional Adjustable U.S. Government Securities Portfolio. Cost for Federal income tax purposes was $3,542,675. See Notes 1 and 2A.



     STATEMENT OF OPERATIONS
     YEAR ENDED OCTOBER 31, 1995
------------

INVESTMENT INCOME:
 INCOME:
  Dividends from Portfolio ...................................................................   $   316,759
                                                                                                 -----------
 EXPENSES:
  Distribution expenses (Note 4B) ............................................................        32,575
  Registration fees ..........................................................................        26,584
  Professional fees ..........................................................................        15,827
  Amortization of organization expense (Note 2D) .............................................        10,534
  Shareholder servicing costs ................................................................         9,162
  Miscellaneous expense ......................................................................         9,070
  Reports to shareholders ....................................................................         7,404
  Administrative servicing costs (Note 5) ....................................................         5,429
  Insurance expense ..........................................................................         2,040
  Trustees' fees .............................................................................         1,677
  Recordkeeping fees .........................................................................           340
                                                                                                 -----------
    Total expenses ...........................................................................       120,642
  Expenses waived (Note 5) ...................................................................        (1,738)
                                                                                                 -----------
     Net expenses ............................................................................       118,904
                                                                                                 -----------
      Net investment income ..................................................................       197,855
                                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments ...........................................................    (1,626,315)
  Net change in unrealized depreciation of investments .......................................       691,045
                                                                                                 -----------
    Net loss on investments ..................................................................      (935,270)
                                                                                                 -----------
     Net decrease in net assets resulting from operations ....................................   $  (737,415)
                                                                                                 ===========

                   See Notes to Trusts' Financial Statements.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
     STATEMENT OF CHANGES IN NET ASSETS
     YEAR ENDED OCTOBER 31,
------------

                                                                               1995               1994
                                                                           -----------         -----------
OPERATIONS:
Net investment income ..................................................   $   197,855         $ 1,783,356
Net realized loss on investments .......................................    (1,626,315)         (2,309,813)
Net change in unrealized depreciation of investments ...................       691,045          (1,034,185)
                                                                           -----------         -----------
Net decrease in net assets resulting from operations ...................      (737,415)         (1,560,642)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.218 and $0.302
 per share, respectively) ..............................................      (208,389)         (1,793,890)
Distributions from paid-in capital
 ($0.087 and $0.034 per share, respectively) ...........................       (82,655)           (199,771)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from the net change
 in the number of outstanding shares(a) ................................    (8,666,396)        (62,024,752)
                                                                           -----------         -----------
  Total decrease in net assets .........................................    (9,694,855)        (65,579,055)
Net assets at the beginning of the period ..............................    12,565,499          78,144,554
                                                                           -----------         -----------
NET ASSETS at the end of the period ....................................   $ 2,870,644         $12,565,499
                                                                           ===========         ===========

----------

(a) A summary of capital share transactions is as follows:


                                                       Year Ended                          Year Ended
                                                    October 31, 1995                    October 31, 1994
                                                ----------------------------        ---------------------------
                                                  Shares            Value             Shares           Value
                                                ----------       -----------        ----------     ------------
Shares sold ..................................      28,558       $   169,566         2,395,547     $ 17,353,149
Shares issued in reinvestment of
 distributions to shareholders ...............      30,623           181,378           188,589        1,341,193
Shares repurchased ...........................  (1,481,273)       (9,017,340)      (11,337,922)     (80,719,094)
                                                ----------       -----------        ----------     ------------
 Net decrease ................................  (1,422,092)      $(8,666,396)       (8,753,786)    $(62,024,752)
                                                ==========       ===========        ==========     ============

                   See Notes to Trusts' Financial Statements.

     ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV
     FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------

                                                                                                         May 7, 1993
                                                                                                      (commencement  of
                                                                  Year Ended October 31,                operations) to
                                                            -------------------------------               October 31,
                                                              1995                   1994                    1993
                                                            -------                 -------                 -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................  $ 6.510                 $ 7.310                 $ 7.350
                                                            -------                 -------                 -------
Income (loss) from investment operations--
 Net investment income ...................................    0.211(e)                0.300                   0.171
 Net realized and unrealized loss on investments .........   (0.776)(e)              (0.764)                 (0.025)
                                                            -------                 -------                 -------
   Total from investment operations ......................   (0.565)                 (0.464)                  0.146
                                                            -------                 -------                 -------
Less distributions--
 Distributions from net investment income ................    0.218                   0.302                   0.172
 Distributions from paid-in capital ......................    0.087                   0.034                   0.014
                                                            -------                 -------                 -------
   Total distributions ...................................    0.305                   0.336                   0.186
                                                            -------                 -------                 -------
Net asset value, end of period ...........................  $ 5.640                 $ 6.510                 $ 7.310
                                                            =======                 =======                 =======
TOTAL RETURN (F) .........................................    (8.75)%                 (6.57)%                  4.11%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .................   $2,871                 $12,565                 $78,145
Ratio to average net assets--
 Expenses ................................................     2.19%(b)(c)             0.85%(b)(c)             0.45%(a)(b)(c)
 Net investment income ...................................     3.64%(d)                4.23%(d)                4.71%(a)(d)
Portfolio turnover rate ..................................        6%                     21%                      3%

----------

(a)  Annualized.

(b) Ratio of expenses to average net assets excludes 0.86%, 0.62%, 0.61%, respectively, of expenses of the Portfolio, which reduced dividends paid to Trust IV.

(c) Ratio of expenses to average net assets prior to expense waivers were 2.22%, 1.06% and 0.76%(a), respectively.

(d) Ratio of net investment income to average net assets prior to expense waivers were 3.61%, 4.02% and 4.40%(a), respectively.

(e)  Based upon average shares outstanding throughout the period.

(f)  Calculated without the deduction of sales charges.

                    See Notes to Trusts' Financial Statements

        ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUSTS
        NOTES TO FINANCIAL STATEMENTS
        OCTOBER 31, 1995
----------------------

NOTE 1--ORGANIZATION

Astra (formerly Pilgrim) Strategic Investment Series (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On September 15, 1994 the Company's shareholders approved a change in the Company's Declaration of Trust to permit the creation of additional classes of shares of each of the Trust's series. Currently, the Company has authorized an unlimited number of shares of beneficial interest without par value and at October 31, 1995 offered a single class of shares in ten series: Astra (formerly Pilgrim) Adjustable Rate Securities Trust I, I-A, II, III and IV (collectively, the "Astra Adjustable Rate Securities Trusts"), Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (collectively, the "Astra Adjustable U.S. Government Securities Trusts" or the "Trusts"), all of which are non-diversified series.

The value of the Trusts' investment in shares of Astra (formerly Pilgrim) Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio"), a non-diversified series of Astra (formerly Pilgrim) Institutional Securities Trust ("AIST"), reflects their proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included in this report and should be read in conjunction with the financial statements of the Trusts.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATION. The investment policy of the Trusts is to invest in shares of the Portfolio. Shares of the Portfolio held by the Trusts are valued at the net asset value then determined by the Portfolio. A valuation committee of the Board of Trustees of AIST is responsible for establishing security valuation policies, reviewing the valuation of portfolio securities, monitoring the level of illiquid securities and reviewing liquidity determinations for securities held by the Portfolio. AIST considers to be illiquid all securities which cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio values the security. Additionally, interest rate swap contracts, interest-only and principal-only mortgage backed securities, and special hazard certificates are treated as illiquid securities in accordance with Securities and Exchange Commission policy. Liquid securities are valued primarily using prices provided by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics, and secondarily based upon market quotations and/or other available information. Securities for which reliable market information or pricing service quotes are not readily available, including illiquid securities, are valued at fair value as determined in good faith by, or under procedures established by, the Board of Trustees of AIST, which procedures may include the delegation of certain responsibilities regarding valuation to Astra (formerly Pilgrim) Management Corporation (the "Manager"). The Manager reports, as necessary, to the Trustees of AIST regarding portfolio valuation determinations.

     Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis by the Portfolio when the Trustees of AIST have determined that amortized cost is fair value.

B. FEDERAL INCOME TAXES. The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

C. SECURITY TRANSACTIONS, INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions of the Portfolio and Trusts are accounted for on the trade date. Interest income on adjustable rate mortgage securities is recorded on the accrual basis at current interest rates. Dividends to shareholders of the Portfolio from net investment income are declared daily and paid or reinvested monthly. Dividends to Shareholders of the Trusts from net investment income are declared and paid or reinvested monthly. Prior to May 1, 1995 dividends to shareholders of the Trusts from net investment income were declared daily and paid or reinvested monthly. Discounts and premiums on Portfolio debt securities are amortized in accordance with the provisions of the Internal Revenue Code.

D. DEFERRED ORGANIZATION EXPENSES. All of the expenses incurred in connection with the organization of the Trusts are being borne ratably by the Trusts and are being amortized on a straight-line basis over periods of five years from the date of commencement of operations.

NOTE 3--INVESTMENTS

At October 31, 1995 the Portfolio held subordinated residential and derivative mortgage securities which the Valuation Committee of the Board of Trustees of AIST has determined to be illiquid. These securities are valued at $7,007,359 (representing 4.1% of the Portfolio's net assets). The fair value of these securities is determined under procedures approved by the Board of Trustees of AIST in the absence of readily ascertainable market values.

For the year ended October 31, 1995 the cost of purchases and the proceeds from sales of investments in the Portfolio were as follows:

                              Purchases                  Sales
                              ----------             -----------
      Trust I ..........      $5,279,232             $195,464,209
      Trust I-A ........       3,186,340              111,185,139
      Trust II .........         559,914                6,762,708
      Trust III ........         287,175                2,930,885
      Trust IV .........         325,159                9,058,196

At October 31, 1995 the Trusts had capital loss carryforwards for federal income tax purposes as follows:

                              Capital loss            Expires
                              Carryforward          October 31,
                              ------------          -----------
         Trust I                $  534,000              1999
                                    14,000              2000
                                 7,926,000              2002
                                48,702,000              2003
                               -----------
                               $57,176,000
                               ===========


         Trust I-A             $ 4,253,000              2002
                                28,118,000              2003
                               -----------
                               $32,371,000
                               ===========

         Trust II              $ 2,284,000              2002
                                 1,647,000              2003
                               -----------
                               $ 3,931,000
                               ===========

         Trust III             $ 1,135,000              2002
                                   864,000              2003
                               -----------
                               $ 1,999,000
                               ===========

         Trust IV              $ 1,896,000              2002
                                 2,043,000              2003
                               -----------
                               $ 3,939,000
                               ===========

NOTE 4--DISTRIBUTION PLANS

A. TRUST I AND TRUST I-A DISTRIBUTION PLANS. Trust I and Trust I-A have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plans"), whereby they will provide daily compensation to Astra Fund (formerly Pilgrim) Distributors Corp., the Trusts' principal underwriter (the "Principal Underwriter") in the form of sales commissions equal to 4% of the amount received by Trust I for each share sold and 5% (4.50% prior to August 5, 1994) of the amount received by Trust I-A for each share sold (excluding reinvestment of dividends and distributions) plus an interest fee calculated by applying the rate of 1% over prime rate to the outstanding balance of Uncovered Distribution Charges. Daily compensation payments will be made monthly and are limited to an annual rate of 0.75% of each Trust's daily net assets. During the year ended October 31,

     1995 the Principal Underwriter earned daily compensation of $1,205,284 from Trust I and $754,652 from Trust I-A. At October 31, 1995 Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the Principal Underwriter) were $11,143,216 for Trust I and $9,485,628 for Trust I-A.

     On August 5, 1994 the shareholders of Trust I and Trust I-A approved changes to their respective distribution plans to provide a method by which a proportionate amount of Uncovered Distribution Charges will be transferred from the Trusts upon exchanges to other mutual funds for which Astra Fund Distributions Corp. serves as Principal Underwriter and which have substantially the same contingent deferred sales charge structure and distribution plan.

     Pursuant to the requirements of the Securities and Exchange Commission the daily compensation (sales commission) payments to the Principal Underwriter pursuant to the Distribution Plan must be reflected as operating expenses of Trust I and Trust I-A. For periods through December 31, 1994 these payments were treated as capital transactions and were not deducted for Federal income tax purposes.

     The Distribution Plans also provide for monthly payments to the Principal Underwriter of a trail or maintenance fee in an amount equal to an annual rate of 0.25% of the daily net assets of Trust I and Trust I-A. During the year ended October 31, 1995 the Principal Underwriter earned maintenance fees of $401,762 from Trust I and $251,551 from Trust 1-A.

B. TRUST II AND TRUST IV DISTRIBUTION PLANS. Trust II and Trust IV have adopted distribution plans pursuant to rule 12b-1 under the 1940 Act (the "Distribution Plans"), whereby Trust II may pay up to a maximum annual rate of 0.25% of its average daily net assets and Trust IV may pay up to a maximum annual rate of 0.60% of its average daily net assets to the Principal Underwriter as reimbursement for expenses incurred in the distribution of the shares of Trust II and Trust IV. Pursuant to the Distribution Plans, the Principal Underwriter is entitled to reimbursement each month (up to a maximum of 0.25% of Trust II's daily net assets and 0.60% of Trust IV's daily net assets) for its actual expenses incurred in the distribution and promotion of Trust II's and Trust IV's shares, including the printing of prospectuses used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to security dealers and others who have executed a distribution or service agreement with the Principal Underwriter. The Distribution Plans provide that the Principal Underwriter may include as distribution expenses a portion of its overhead expenses directly attributable to the Distribution of Trust II's and Trust IV's shares, including personnel and out-of-pocket costs. The Distribution Plans permit the Principal Underwriter to carryforward for a maximum of three years (without carrying charges) distribution expenses covered by the Distribution Plans for which it has not yet received reimbursement. At October 31, 1995, the Principal Underwriter had incurred $1,199,108 of distribution expenses in excess of amounts currently reimbursable by Trust II and $669,256 of distribution expenses in excess of amounts currently reimbursable by Trust IV. During the year ended October 31, 1995, the Principal Underwriter received distribution expense reimbursements of $18,750 from Trust II and $32,575 from Trust IV. Distribution expenses incurred by the Principal Underwriter included $8,283 and $7,673 for the salaries and related costs of certain of its employees involved in the sales of Trust II's and Trust IV's shares, respectively.

NOTE 5--INVESTMENT MANAGEMENT FEE AND
        OTHER TRANSACTIONS WITH AFFILIATES

The Trusts invest substantially all of their assets in the Portfolio, which has the same investment objective as each of the Trusts. The Trustees of AIST establish the Portfolio's investment policies and supervise and review the operations and management of the Portfolio. For furnishing the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio's assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite office space and personnel, and in general supervising and managing the Portfolio's investments subject to the ultimate supervision and direction of AIST's Trustees, the Manager is paid monthly a fee equal to 0.55% per annum of the first $500 million of average daily net assets of the Portfolio. The annual rate is reduced to 0.50% on net assets from $500 million to $1 billion and to 0.45% on net assets over $1 billion. The management fees paid by the Portfolio to the Manager are expenses of the Portfolio and reduce the net investment income available for distribution by the Portfolio to the Trusts. The Manager has agreed to reimburse the Portfolio and Trusts to the extent required so that the aggregate expenses do not exceed the expense limitations applicable under the securities laws or regulations of those states or jurisdictions in which the Trusts' shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reimburse the Portfolio and Trusts to the extent required so that the Portfolio's and Trust's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million of average net assets and 1.50% of the remaining average net assets. The amount of any such required reimbursement, however, is limited to the management fees paid by the Portfolio to the Manager. Expenses for purposes of these expenses limitations include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation paid or incurred by the Trusts or the Portfolio. During the year ended October 31, 1995, the Manager subsidized the expenses of Trust IV resulting in an expense waiver of $1,738.

The Trusts have retained Atlas Holdings (formerly Pilgrim) Group Inc. (the "Administrator") to provide administration for the Trusts pursuant to an administration agreement. These administrative services include supervising the preparation and filing of all documents required for compliance by the Trusts with applicable laws and regulations, supervising the maintenance of books and records and other general and administrative responsibilities. For providing these services the Administrator receives a fee equal to 0.10% of each Trust's average daily net assets.

During the year ended October 31, 1995 the Principal Underwriter received commissions of $-0- from the sale of shares of Trust II and $99 from the sale of shares of Trust III. The Principal Underwriter is an affiliate of the Administrator and the Manager.

Certain officers and trustees of the Company are also officers and/or directors/trustees of AIST, the Administrator, the Manager, and the Principal Underwriter.

NOTE 6--EARLY WITHDRAWAL CHARGES

Shares of Trust I, Trust I-A and Trust IV which are redeemed may be subject to a contingent deferred sales charge. The contingent deferred sales charge is not imposed on shares acquired through the reinvestment of dividends and distributions or on the appreciation of the value of shares acquired over their purchase price. Redemption proceeds are applied first against shares not subject to the contingent deferred sales charge for purposes of calculating such charge. The contingent deferred sales charges are paid by the redeeming shareholder to the Principal Underwriter at the time of redemption. The contingent deferred sales charges for Trust I and Trust I-A are imposed at the rate of 4% for redemptions in the first year after purchase, declining to 3%, 2%, and 1% in the second, third and fourth years, respectively. The contingent deferred sales charges for Trust IV are imposed at the rate of 0.25% of redemptions within 3 months of the date of purchase. During the year ended October 31, 1995 the Principal Underwriter received contingent deferred sales charges of $2,053,485 from redemptions of Trust I shares, $2,725,445 from redemptions of Trust I-A shares, and $209 from redemptions of Trust IV shares.

NOTE 7--LEGAL MATTERS

Between December 1994 and July 1995, various complaints have been filed by certain shareholders of the Astra Adjustable U.S. Government Securities Trusts and the Astra Adjustable Rate Securities Trusts (collectively, the "Astra Trusts") in the United States District Court for the Central District of California and in the Superior Court for the State of California against the Company and certain of its officers and trustees, AIST and certain of its officers and trustees, Astra Management Corporation, Astra Fund Distributors Corporation, and, Atlas Holdings Group Inc. and its principal stockholder and certain of its employees. These complaints have been consolidated in the United States District Court for the Central District of California in the matter referred to as "In re Pilgrim Securities Litigation."

The complaints allege violations of the Securities Act of 1993 and the Investment Company Act of 1940 relating principally to disclosure concerning pricing and liquidity of portfolio securities held by the Portfolios of AIST. The complaints seek relief measured by the consideration each shareholder paid for shares of the Astra Trusts with interest thereon, less the amount of income received thereon, or in the event the shareholder no longer owns such shares, for damages, plus interest. Management of the Company believes the complaints are without merit and intents, and has been advised that each of the other defendants intends, to vigorously defend these actions. The ultimate outcome of these matters, however, cannot presently be determined and accordingly the Astra Trusts have made no provision for any losses which may result from settlement of these complaints.

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
------------------

To the Shareholders of Astra Adjustable U.S. Government Securities
Trust I, I-A, II, III and IV, and the Trustees of Astra Strategic Investment Series
San Diego, California

We have audited the statements of assets and liabilities of Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (each a series of shares of beneficial interest of Astra (formerly Pilgrim) Strategic Investment Series), as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets for the each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Astra Adjustable U.S. Government Securities Trust I, I-A, II, III and IV as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

As discussed in Note 7 to the accompanying financial statements Astra Adjustable U.S. Government Securities Trusts I, I-A, II, III, and IV have been named as defendants in various complaints alleging violations of the Securities Act of 1933 and the Investment Company Act of 1940 and seeking substantial relief. The outcome of these matters cannot presently be determined and accordingly no provision for any losses which may result from settlement of these matters has been made in the accompanying financial statements.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
December 7, 1995

                         ASTRA INSTITUTIONAL ADJUSTABLE

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                           FINANCIAL STATEMENTS DATED
                                OCTOBER 31, 1995

       ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1995
----------------------

                                                                                                             Market
Principal                                                                   Interest                          Value
 Amount                                                                       Rate*      Maturity           (Note 2A)
---------                                                                   --------     --------        -------------
                  ADJUSTABLE RATE MORTGAGE SECURITIES: 85.5%
                  U.S. GOVERNMENT AGENCIES: 81.3%
$ 5,186,964       Federal Home Loan Mtge. Corp., Pool 775487 ..........      6.133%       09/01/18        $  5,164,271
  5,618,142       Federal National Mtge. Assoc., Pool 60680 ...........      6.429%       02/01/28           5,628,676
  4,895,959       Federal National Mtge. Assoc., Pool 65579 ...........      6.391%       07/01/28           4,905,139
  9,096,717       Federal National Mtge. Assoc., Pool 70229 ...........      7.765%       05/01/19           9,386,675
  3,582,331       Federal National Mtge. Assoc., Pool 220328 ..........      7.877%       03/01/17           3,707,712
  2,374,071       Federal National Mtge. Assoc., Pool 292846 ..........      6.570%       09/01/24           2,423,037
  3,989,012       Federal National Mtge. Assoc., Pool 303503 ..........      6.690%       11/01/01           4,032,652
  8,562,146       Government National Mtge. Assoc., Pool 8157 .........      6.500%       03/20/23           8,669,173
  8,616,212       Government National Mtge. Assoc., Pool 8288 .........      6.500%       09/20/23           8,740,070
  4,973,171       Government National Mtge. Assoc., Pool 8660 .........      6.500%       07/20/25           5,032,228
 26,511,960       Government National Mtge. Assoc., Pool 8717 .........      6.000%       10/25/25          26,561,670
  9,800,000       Government National Mtge. Assoc., Pool 8720. ........      6.500%       10/25/25           9,916,375
  5,000,000       Government National Mtge. Assoc., Pool 8722 .........      7.000%       10/01/25           5,109,375
 35,500,000       Government National Mtge. Assoc., November TBA ......      6.500%          TBA            35,921,563
  5,000,000       Government National Mtge. Assoc., November TBA ......      7.000%          TBA             5,109,375
                                                                                                          ------------
                    Total U.S. Government Agencies ....................                                    140,307,991
                                                                                                          ------------
                  SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES: 4.2%
 11,675,216 (R)(I)Coast Federal Savings Bank 1991-1 ...................      2.424%       06/01/20           1,364,833
  5,193,709 (R)   Coast Federal Savings Bank 1991-2, Class B-1 ........      3.090%       11/25/21              57,707
 15,987,737 (R)   Paine Webber Acceptance Corp 1991-1, Class B ........      1.502%       02/21/21             143,138
 19,138,236 (R)(I)Ryland Mortgage Securities Corp. 1993-6A, Class C-1 .      7.490%       12/29/31           5,642,526
                                                                                                          ------------
                    Total Subordinated Residential Mortgage
                     Securities                                                                              7,208,204
                                                                                                          ------------
                    Total Adjustable Rate Mortgage Securities                                              147,516,195
                                                                                                          ------------
                  FIXED RATE MORTGAGE SECURITIES: 7.0%
                  SUBORDINATED RESIDENTIAL MORTGAGE SECURITIES: 7.0%
  7,968,857 (R)   Citibank NA Multifamily 1992-1, Class B .............      8.625%       04/20/00           4,781,314
  1,687,100 (R)   DLJ Mortgage Acceptance Corp 1992-1, Class B ........      7.925%       08/01/21           1,555,391
  7,764,997 (R)   USGI Capital Markets Group Inc, Multi Family
                   1992-1 .............................................      8.500%       09/30/07           5,711,341
                                                                                                          ------------
                    Total Fixed Rate Mortgage Securities ..............                                     12,048,046
                                                                                                          ------------

                                                                                                             Market
Principal                                                                   Interest                          Value
 Amount                                                                       Rate*      Maturity           (Note 2A)
---------                                                                   --------     --------        -------------
                   SHORT-TERM SECURITIES: 17.6%
                   U.S. GOVERNMENT AGENCY DISCOUNT NOTES: 17.6%
$20,515,000       Federal Home Loan Mtge. Corp. ..........................   5.850%       11/01/95         $20,515,000
 10,000,000       Federal Home Loan Mtge. Corp. ..........................   5.640%       11/20/95           9,970,233
                                                                                                          ------------
                       Total Short-Term Investments                                                         30,485,233
                                                                                                          ------------
                       Total Investments in Securities
                        (Cost $232,605,884) ..............................                  110.1%         190,049,474
                       Liabilities in Excess of Other Assets--Net ........                  (10.1)%        (17,457,013)
                                                                                            -----         ------------
                       Total Net Assets ..................................                  100.0%        $172,592,461
                                                                                            =====         ============
-------------

(R)  Restricted securities (See Note 3).

(I)  Illiquid securities (See Note 3).

* Rates shown are as of October 31, 1995. Interest rates on adjustable rate mortgage securities reset periodically.

** Cost for Federal income tax purposes is $232,605,884 and net unrealized depreciation consists of:

       Gross Unrealized Appreciation .....................    $   361,145
       Gross Unrealized Depreciation .....................    (42,917,555)
                                                             ------------
       Net Unrealized Depreciation .......................   ($42,556,410)
                                                             ============


                        See Notes to Financial Statements


     ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO
     STATEMENT OF ASSETS AND LIABILITIES
     OCTOBER 31, 1995
----------------------
ASSETS:
 Investments in securities at value (identified cost $232,605,884) (Notes 2A and 3) .     $ 190,049,474
 Cash ...............................................................................           175,828
 Receivables:
  Interest ..........................................................................         1,356,873
  Principal repayments ..............................................................            32,932
  Securities sold ...................................................................        28,122,324
 Deferred organization expense (net of accumulated amortization of $67,107) (Note 2E)            16,096
 Other assets .......................................................................            19,526
                                                                                          -------------
    Total Assets ....................................................................       219,773,053
                                                                                          -------------
LIABILITIES:
 Payable for securities purchased ...................................................        46,209,665
 Accrued expenses ...................................................................           232,277
 Distributions payable to Trusts ....................................................           738,650
                                                                                          -------------
    Total Liabilities ...............................................................        47,180,592
NET ASSETS ..........................................................................     $ 172,592,461
                                                                                          =============
Net asset value per share ($172,592,461 / 2,198,563 shares) .........................     $       78.50
                                                                                          =============
At October 31, 1995 the components of net assets were as follows:
 Paid-in capital ....................................................................     $ 310,164,972
 Accumulated net realized loss on investments .......................................       (95,030,989)
 Undistributed net investment income ................................................            14,888
 Net unrealized depreciation of investments .........................................       (42,556,410)
                                                                                          -------------
  Net Assets ........................................................................     $ 172,592,461
                                                                                          =============

     STATEMENT OF OPERATIONS
     YEAR ENDED OCTOBER 31, 1995
----------------------

INVESTMENT INCOME:
 INCOME:
  Interest ..........................................................................     $  22,554,011
                                                                                          -------------
 EXPENSES:
  Investment management fee (Note 4) ................................................         1,550,152
  Recordkeeping fees ................................................................           512,856
  Professional fees .................................................................           228,225
  Custody fees ......................................................................            51,260
  Miscellaneous .....................................................................            45,928
  Amortization of organization expense (Note 2E) ....................................            15,783
  Trustees' fees ....................................................................             7,349
  Shareholder servicing costs .......................................................             6,947
                                                                                          -------------
    Total expenses ..................................................................         2,418,500
                                                                                          -------------
     Net investment income ..........................................................        20,135,511
                                                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments ..................................................       (62,035,769)
  Net change in unrealized depreciation of investments ..............................        10,936,142
                                                                                          -------------
   Net loss on investments ..........................................................       (51,099,627)
                                                                                          -------------
    Net decrease in net assets resulting from operations ............................     $ (30,964,116)
                                                                                          =============

                       See Notes to Financial Statements


     ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO
     STATEMENT OF CHANGES IN NET ASSETS
     YEAR ENDED OCTOBER 31,
----------------------
                                                                                 1995                 1994
                                                                              ------------       -------------
OPERATIONS:
 Net investment income .....................................................  $ 20,135,511       $  55,439,118
 Net realized loss on investments ..........................................   (62,035,769)        (36,149,068)
 Net change in unrealized depreciation of investments ......................    10,936,142         (55,270,698)
                                                                              ------------       -------------
 Net decrease in net assets resulting from operations ......................   (30,964,116)        (35,980,648)

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income ($4.828 and $4.786
  per share, respectively) .................................................   (16,286,136)        (45,148,450)

CAPITAL SHARE TRANSACTIONS:
 Net decrease in net assets derived from the net change in
  the number of outstanding shares (a) .....................................  (315,510,221)       (677,765,844)
                                                                              ------------       -------------
    Total decrease in net assets ...........................................  (362,760,473)       (758,894,942)
Net assets at the beginning of period ......................................   535,352,934       1,294,247,876
                                                                              ------------       -------------
NET ASSETS at the end of period (including undistributed
 net investment income of $14,888 and $-0-, respectively) ..................  $172,592,461       $ 535,352,934
                                                                              ============       =============
----------

(a) A summary of capital share transactions is as follows:

                                                        Year Ended                         Year Ended
                                                      October 31, 1995                   October 31, 1994
                                                 ---------------------------        ---------------------------
                                                   Shares           Value            Shares            Value
                                                 ----------    -------------        ----------    -------------
Shares sold ...................................      12,991    $   1,294,478           155,249    $  15,049,299
Shares issued in payment of
 distributions to shareholders ................     105,611        8,569,781           257,920       24,531,711
                                                 ----------    -------------        ----------    -------------
Shares repurchased ............................  (3,958,690)    (325,374,480)       (7,526,415)    (717,346,854)
                                                 ----------    -------------        ----------    -------------
  Net decrease ................................  (3,840,088)   $(315,510,221)       (7,113,246)   $(677,765,844)
                                                 ==========    =============        ==========    =============

                        See Notes to Financial Statements


     ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO
     FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------
                                                                                                       November 27, 1991
                                                                                                       (commencement of
                                                                Year Ended October 31,                  operations) to
                                                     -------------------------------------------         October 31,
                                                       1995           1994                 1993             1992
                                                     -------        --------              -------          --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............   $88.650        $ 98.410              $99.600          $100.000
                                                     -------        --------              -------          --------
Income (loss) from investment
 operations--
 Net investment income ...........................     5.750(b)        5.890                6.040             7.539
 Net realized and unrealized loss
  on investments .................................   (11.072)(b)     (10.864)              (0.601)           (0.419)
                                                     -------        --------              -------          --------
   Total from investment
    operations ...................................    (5.322)         (4.974)               5.439             7.120
                                                     -------        --------              -------          --------
 Less distributions--

Distributions from net investment
  income .........................................     4.828           4.786                6.061             7.520
 Distributions from paid-in capital                     --              --                  0.568
                                                     -------        --------              -------          --------
   Total distributions ...........................     4.828           4.786                6.629             7.520
                                                     -------        --------              -------          --------
Net asset value, end of period ...................   $78.500        $ 88.650              $98.410          $ 99.600
                                                     =======        ========              =======          ========
TOTAL RETURN .....................................     (6.00)%         (5.25)%               5.62%             7.80%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) ..................................  $172,592        $535,353           $1,294,248        $1,111,565
Ratio to average net assets--
 Expenses ........................................      0.86%           0.62%                0.61%             0.64%(a)
 Net investment income ...........................      7.14%           6.17%                6.66%             7.09%(a)
Portfolio turnover rate ..........................       108%             83%                  87%              152%

----------

(a)  Annualized.
(b)  Based upon average shares outstanding throughout the period.

                       See Notes to Financial Statements.

        ASTRA INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES PORTFOLIO NOTES TO FINANCIAL STATEMENTS
        OCTOBER 31, 1995
------------------

NOTE 1--ORGANIZATION

Astra (formerly Pilgrim) Institutional Securities Trust (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was organized as a Massachusetts Business Trust on September 4, 1991 with an unlimited number of shares of beneficial interest without par value. The Company offers shares in two non-diversified series, Astra (formerly Pilgrim) Institutional Adjustable U.S. Government Securities Portfolio (the "Portfolio") and Astra (formerly Pilgrim) Institutional Adjustable Rate Securities Portfolio. The Portfolio was structured to serve as the investment vehicle for five affiliated open-end management investment companies: Astra (formerly Pilgrim) Adjustable U.S. Government Securities Trust I, I-A, II, III and IV (collectively, the "Trusts"). The Trusts invest substantially all of their net assets in the Portfolio, which has the same investment objective as that of the Trusts.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

A. SECURITY VALUATION. A valuation committee of the Board of Trustees is responsible for establishing security valuation policies, reviewing the valuation of portfolio securities, monitoring the level of illiquid securities and reviewing liquidity determinations. The Company considers to be illiquid all securities which cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio values the security. Additionally, interest rate swap contracts, interest-only and principal-only mortgage backed securities, and special hazard certificates are treated as illiquid securities in accordance with Securities and Exchange Commission policy. Liquid securities are valued primarily using prices provided by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics, and secondarily based upon market quotations and/or other available information. Securities for which reliable market information or pricing service quotes are not readily available, including illiquid securities, are valued at fair value as determined in good faith by, or under procedures established by, the Board of Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Astra (formerly Pilgrim) Management Corporation (the "Manager"). The Manager reports, as necessary, to the Trustees of the Company regarding portfolio valuation determinations. Short-term securities with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio when the Board of Trustees has determined that amortized cost is fair value.

B. FEDERAL INCOME TAXES. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C. SECURITY TRANSACTIONS, INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Interest income on adjustable rate mortgage securities is recorded on the accrual basis at current interest rates. Dividends to shareholders from net investment income are declared daily and paid or reinvested monthly. Discounts and premiums on debt securities are amortized in accordance with the provisions of the Internal Revenue Code.

D. INTEREST RATE SWAP CONTRACTS. The Portfolio may enter into interest rate swap contracts as a hedging technique. Interest rate swap contracts are marked-to-market daily using market quotations or independent pricing services. The change in market value is recorded by the Portfolio as an unrealized gain or loss. Interest income (expense) is accrued daily on the contract's notional amount and applicable interest rates.

     Interest rate swap contracts may expose the Portfolio to risks resulting from unanticipated movements in interest rates or the failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

E. DEFERRED ORGANIZATION EXPENSES. All of the Portfolio's expenses in connection with its organization are being borne by the Portfolio and will be amortized on a straight-line basis over a period of five years.

NOTE 3--INVESTMENTS

For the year ended October 31, 1995, the cost of purchases and the proceeds from sales of investments and principal repayments, excluding short-term securities, aggregated $279,816,300 and $517,132,104, respectively.

On October 31, 1995, the Portfolio held restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933 (the "'33 Act") or without an exemption under the '33 Act). The valuation committee of the Board has reviewed the trading markets for certain of the Portfolio's restricted securities and has determined that they are liquid and readily marketable. At October 31, 1995 other restricted securities having a market value of $7,007,359, representing 4.1% of the Portfolio's net assets have been determined to be illiquid. On October 31, 1995, and on the acquisition dates of the restricted securities, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and costs of restricted securities are as follows:


Principal                                                                  Date(s) of
 Amount                                                                    Acquisition            Cost
---------                                                                ---------------       ------------
$ 7,968,857   Citibank NA Multifamily 1992-1, Class B ...........           03/25/92            $ 6,748,374
 11,675,216   Coast Federal Savings Bank 1991-1 .................     06/27/91 TO 08/02/91       10,494,539
  5,193,709   Coast Federal Savings Bank 1991-2, Class B-1 ......           12/04/91              4,396,398
  1,687,100   DLJ Mortgage Acceptance Corp 1992-1,
               Class B ..........................................           03/05/92              1,361,846
 15,987,737   PaineWebber Mortgage Acceptance Corp
               1991-1, Class B ..................................     10/24/91 TO 12/11/91       15,916,334
 19,138,236   Ryland Mortgage Securities Corp 1993-6A,
               Class C-1 ........................................           09/01/93             16,927,471
  7,764,997   USGI Capital Markets Group Inc, Multi Family
               1992-1 ...........................................           09/28/92              6,012,758
                                                                                                -----------
              Total restricted securities (Market Value of
               $19,256,250 was 11.1% of net assets at
               October 31, 1995) ................................                               $61,857,720
                                                                                                ===========


As of October 31, 1995 U.S. Government Securities with a value of $52,657,404 were placed in a separate account at the Custodian Bank to cover certain purchases of securities made on a delayed delivery basis.

At October 31, 1995 the Portfolio had a capital loss carryforward for Federal income tax purposes of $95,031,000 of which $6,618,000 expires in 2000, $4,385,000 in 2001, $25,842,000 in 2002, and $58,186,000 in 2003.

NOTE 4--INVESTMENT MANAGEMENT FEE AND
        OTHER TRANSACTIONS WITH AFFILIATES

The Manager provides the Portfolio with investment management and administrative services under an Investment Management Agreement. The Manager furnishes all investment advice, office space and salaries of personnel needed by the Portfolio, except those involved with record-keeping, daily net asset value calculations, placing orders for the execution of portfolio transactions, shareholder servicing, and maintaining registration of shares under state securities laws. As compensation for its services, the Manager is paid monthly a fee which is equal to the annual rate of 0.55% of the first $500 million of average daily net assets, 0.50% on net assets from $500 million to $1 billion and 0.45% on net assets over $1 billion. The Manager has agreed to reimburse the Portfolio and Trusts to the extent required so that the aggregate expenses do not exceed the expense limitations applicable to the Portfolio and Trusts under the securities laws or regulations of those states or jurisdictions in which the Trusts' shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reimburse the Portfolio and Trusts to the extent required so that the Portfolio's and Trusts' expenses, as described above, for any fiscal year do not exceed 2-1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets. The amount of any such required reimbursement is limited to the management fees paid by the Portfolio to the Manager. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Portfolio or Trusts.

Certain officers and trustees of the Company are also officers and/or directors of the Trusts and the Manager.

NOTE 5--LEGAL MATTERS

Between December 1994 and July 1995, various complaints have been filed by certain shareholders of Astra Adjustable U.S. Government Securities Trusts I, I-A, II, III and IV and Astra Adjustable Rate Securities Trusts I, I-A, II, III and IV (collectively, the "Astra Trusts") in the United States District Court for the Central District of California and in the Superior Court for the State of California against the Company and certain of its officers and trustees, the Astra Trusts and certain of their officers and trustees, Astra Management Corporation, Astra Fund Distributors Corporation, and, Atlas Holdings Group Inc. and its principal stockholder and certain of its employees. These complaints have been consolidated in the United States District Court for the Central District of California in the matter referred to as "In re Pilgrim Securities Litigation."

The complaints allege violations of the Securities Act of 1933 and the Investment Company Act of 1940 relating principally to disclosure concerning pricing and liquidity of portfolio securities held by the two Portfolios of the Company. The complaints seek relief measured by the consideration each shareholder paid for shares of the Astra Trusts with interest thereon, less the amount of income received thereon, or in the event the shareholder no longer owns such shares, for damages, plus interest. Management of the Company believes the complaints are without merit and intents, and has been advised that each of the other defendants intends, to vigorously defend these actions. The ultimate outcome of these matters, however, cannot presently be determined and accordingly the Portfolios have made no provision for any losses which may result from settlement of these complaints.

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
---------------------

To the Shareholders of Astra Institutional Adjustable
U.S. Government Securities Portfolio and the
Trustees of Astra Institutional Securities Trust
San Diego, California

We have audited the statement of assets and liabilities of Astra (formerly Pilgrim) Institutional Adjustable U.S. Government Securities Portfolio (a series of shares Astra (formerly Pilgrim) Institutional Securities Trust), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from November 22, 1991 (commencement of operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Astra Institutional Adjustable U.S. Government Securities Portfolio as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from November 22, 1991 to October 31, 1992, in conformity with generally accepted accounting principles.

As discussed in Note 5 to the accompanying financial statements, Astra Institutional Adjustable U.S. Government Securities Portfolio has been named as a defendant in various complaints alleging violations of the Securities Act of 1933 and the Investment Company Act of 1940 and seeking substantial relief. The outcome of these matters cannot presently be determined and accordingly no provision for any losses which may result from settlement of these matters has been made in the accompanying financial statements.

As discussed in Notes 2A and 3, the financial statements include investments in subordinated residential and derivative mortgage securities valued at $7,007,359 (representing 4.1% of net assets), which the Board of Trustees of Astra Institutional Securities Trust has determined are illiquid and whose fair value is determined under procedures approved by Astra Institutional Securities Trust's Board of Trustees, in the absence of readily ascertainable market values. We have reviewed the procedures adopted by the Board of Trustees in determining fair value and have inspected underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation of those procedures appropriate. However, because the market value of these securities can only be established by negotiation between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ significantly from the values that would have been used had a ready market for these securities existed.

                                               TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
December 7, 1995

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

List all financial statements and exhibits filed as part of the Registration Statement.

(a) Financial Statements:

     In Part A:    None.

     In Part B:    Audited Financial Statements of Astra Adjustable U.S.
                   Government Securities Trusts I, I-A, II and IV, (formerly
                   Pilgrim Adjustable U.S. Government Securities Trusts I, I-A,
                   II and IV) and Astra Institutional Adjustable U.S.
                   Government Securities Portfolio (formerly Pilgrim
                   Institutional Adjustable U.S. Government Securities
                   Portfolio) for the period ended October 31, 1995, including the Reports of Tait, Weller & Baker, independent auditors for the Registrant.


     In Part C:    None.

(b) Exhibits

Exhibits filed under Registration Statement on Form N-1 and Amendments thereto filed on Forms N-1 and N-1A are hereby incorporated by reference into this post-effective amendment.

         (1)(a)   Amended and Restated Agreement and Declaration of Trust.(6)
         (1)(b)   Name Change Amendment to Amended and Restated Agreement and Declaration of Trust(7)
         (2)(a)   Amended and Revised By-laws of Pilgrim Strategic Investment Series.(1)
         (2)(b)   Name Change Amendment to Amended and Revised By-laws(7)

         (3)      Not applicable.

         (4)      Specimen share certificates.(2)

         (6)(a)   Form of Underwriting Agreement between PSIS and Pilgrim Distributors Corp.(3)

         (6)(b)   Form of Name Change Amendment to Underwriting Agreement.(7)

         (7)      Not applicable.

         (8)      Custodian Services Agreement.(7)

         (9)(a)   Form of Transfer Agency Agreement.(2)

         (9)(b)   Form of Administration Agreement between PSIS and Pilgrim Group, Inc.(3)

         (9)(c)   Form of Name Change Amendment to Administration Agreement.(7)
         (9)(d)   Sub-Administration Agreement.(7)
         (9)(e)   Accounting Services Agreement.(7)

         (10)     Consent of Jorden Burt Berenson & Johnson LLP.(7)
         (11)     Consent of Independent  Accountants.(7)

         (12)     Not applicable.
         (13)     Not applicable.
         (14)     Not applicable.

----------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed November 21, 1990.

(2) Incorporated herein by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed January 1, 1991.

(3) Incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed September 9, 1991.

(4) Incorporated herein by reference to Post-Effective Amendment No. 52 to this Registration Statement, filed March 1, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement, filed November 3, 1993.

(6) Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registration Statement, filed May 2, 1995.

(7)  Filed herewith.

         (15)(a)  Distribution Plan for Astra Adjustable U.S. Government Securities Trust I.(2)

         (15)(b)  Distribution Plans for Astra Adjustable U.S. Government Securities Trust II and Astra Adjustable Rate
                  Securities Trusts I and II.(3)

         (15)(c)  Distribution Plans for Astra Adjustable U.S. Government Securities Trust IV and Astra Adjustable Rate
                  Securities Trust IV.(5)

         (15)(d)  Forms of Name Change Amendments to Distribution Plans.(7)
         (16)     Schedule of Performance Quotations.(4)

         (17)     Financial Data Schedule.(7)

         (18)     Not Applicable.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON
          CONTROL WITH REGISTRANT

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

The following information is given as of the date indicated:

                                                       Number of Record Holders
           Title of Class                               as of December 31, 1995
       ---------------------                           -------------------------

       Astra Adjustable U.S.
       Government Securities
       Trust I Series -  Shares
       of Beneficial Interest
       (no Par Value)                                           6,665

       Astra Adjustable U.S.
       Government Securities
       Trust I-A Series - Shares
       of Beneficial Interest
       (no Par Value)                                           4,479

----------------------

(1 Incorporated herein by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed November 21, 1990.


(2) Incorporated herein by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed January 22, 1991.


(3) Incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed September 9, 1991.

(4) Incorporated herein by reference to Post-Effective Amendment No. 52 to this Registration Statement, filed March 1, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement, filed November 3, 1993.

(6) Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registration Statement, filed May 2, 1995.

(7)  Filed herewith.

                                                      Number of Record Holders
      Title of Class                                   as of December 31, 1995
   --------------------                               -------------------------

   Astra Adjustable U.S.
   Government Securities
   Trust II Series - Shares
   of Beneficial Interest
   (no Par Value)                                              424

   Astra Adjustable U.S.
   Government Securities
   Trust III Series - Shares
   of Beneficial Interest
   (no Par Value)                                              128

   Astra Adjustable U.S.
   Government Securities
   Trust IV Series - Shares
   of Beneficial Interest
   (no Par Value)                                              134

   Astra Adjustable Rate
   Securities Trust I Series -
   Shares of Beneficial
   Interest (no Par Value)                                     482

   Astra Adjustable Rate
   Securities Trust I-A Series -
   Shares of Beneficial
   Interest (no Par Value)                                   1,378

   Astra Adjustable Rate
   Securities Trust II Series -
   Shares of Beneficial
   Interest (no Par Value)                                     201

   Astra Adjustable Rate
   Securities Trust IV Series -
   Shares of Beneficial
   Interest (no Par Value)                                     142

ITEM 27. INDEMNIFICATION

Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed January 22, 1991.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Certain of the officers and directors of the Registrant's investment adviser also serve as officers and/or directors for other Astra investment companies and with Atlas Holdings Group, Inc. and subsidiaries. For additional information, please see Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Astra Fund Distributors Corp., the Registrant's principal underwriter, also serves as principal underwriter for Astra Global Investment Series and Astra Institutional Trust.

(b) The following information is furnished with respect to the officers and directors of Astra Fund Distributors Corp., the Registrant's principal underwriter:


Name and Principal                     Positions and Offices                             Positions and Office
Business Address*                      with Principal Underwriter                        with Registrant
------------------                     --------------------------                        ---------------------

John R. Elerding                       Senior Vice President, Treasurer,                 Senior Vice President, Treasurer
                                       Secretary and Chief Financial Officer             Secretary and Chief Financial Officer

Richard R. Tartre                      President and Chief Executive Officer             President and Chief Executive Officer



(c) Not Applicable. The Registrant's principal underwriter is an affiliated person of the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant, its Investment Manager or its Shareholder Servicing Agent.

ITEM 31.  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Parts A and B.

ITEM 32.  UNDERTAKINGS

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

*  The principal business address for each of the persons listed is:
   750 B Street, Suite 2350, San Diego, California 92101

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills and the State of California, on the 7th day of February, 1996.

                                         ASTRA STRATEGIC INVESTMENT SERIES

                                         /s/ PALOMBA WEINGARTEN
                                         ---------------------------------
                                         Palomba Weingarten, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       Signatures                                  Title                                       Date
       ----------                                  -----                                       ----

/s/ PALOMBA WEINGARTEN                      Chairman of the Board,                      February 7, 1996
----------------------                      President and Trustee
Palomba Weingarten

/s/ RICHARD TARTRE                          President and Chief                         February 7, 1996
----------------------                      Executive Officer
Richard Tartre

/s/ JOHN R. ELERDING                        Principal Financial and                     February 7, 1996
----------------------                      Accounting Officer
John R. Elerding

/s/ AL BURTON                               Trustee                                     February 7, 1996
----------------------
Al Burton

/s/ FELICE R. CUTLER                        Trustee                                     February 7, 1996
----------------------
Felice R. Cutler

/s/ GARRY D. PEARSON                        Trustee                                     February 7, 1996
----------------------
Garry D. Pearson


                                   SIGNATURES

     Astra Institutional Securities Trust has duly caused this Amendment to the Registration Statement of Astra Strategic Investment Series to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills and the State of California, on the 7th day of February, 1996.

                                        ASTRA INSTITUTIONAL SECURITIES TRUST

                                        /s/ PALOMBA WEINGARTEN
                                        ------------------------------------
                                        Palomba Weingarten, Chairman

     This Amendment to the Registration Statement on form N-1A of Astra Strategic Investment Series has been signed below by the following persons in the capacities and on the dates indicated.


       Signatures                                 Title                                      Date
       ----------                                 -----                                      ----

/s/ PALOMBA WEINGARTEN                      Chairman of the Board,                      February 7, 1996
----------------------                      President and Trustee
Palomba Weingarten

/s/ RICHARD TARTRE                          President and Chief                         February 7, 1996
----------------------                      Executive Officer
Richard Tartre

/s/ JOHN R. ELERDING                        Principal Financial and                     February 7, 1996
----------------------                      Accounting Officer
John R. Elerding

/s/ AL BURTON                               Trustee                                     February 7, 1996
----------------------
Al Burton

/s/ FELICE R. CUTLER                        Trustee                                     February 7, 1996
----------------------
Felice R. Cutler

/s/ GARRY D. PEARSON                        Trustee                                     February 7, 1996
----------------------
Garry D. Pearson


                                 EXHIBIT INDEX

        Exhibits                          Description
        --------                          -----------


                                                                                                                  Page
                                                                                                                  -----
         (1)(b)   Name Change Amendment to Amended and Restated Agreement and Declaration of Trust........         269

         (2)(b)   Name Change Amendment to Amended and Revised By-laws....................................         271

         (6)(b)   Form of Name Change Amendment to Underwriting Agreement. ...............................         272

         (8)      Custodian Services Agreement. ..........................................................         305

         (9)(c)   Form of Name Change Amendment to Administration Agreement. ..............................        306

         (9)(d)   Sub-Administration Agreement. ...........................................................        321

         (9)(e)   Accounting Services Agreement. ..........................................................        336

         (10)     Consent of Jorden Burt Berenson & Johnson LLP. ..........................................        337

         (11)     Consent of Independent  Accountants. ....................................................        338

         (15)(d)  Forms of Name Change Amendments to Distribution Plans. ..................................        346

         (17)     Financial Data Schedule. ................................................................

